                               IDEX MUTUAL FUNDS

                               WWW.IDEXFUNDS.COM

                                  SEMI-ANNUAL
                                     REPORT
                                 APRIL 30, 2002

TABLE OF CONTENTS


FUND MANAGERS' COMMENTARY,                               COMMENTARY/         SCHEDULE
FUND PERFORMANCE, STATISTICS AND                         PERFORMANCE/           OF
SCHEDULE OF INVESTMENTS                                  STATISTICS         INVESTMENTS
--------------------------------                         ------------       -----------
- Preface to the Schedule of Investments.........................................76
- IDEX Aggressive Asset Allocation.............................2.................78
- IDEX Alger Aggressive Growth.................................4.................79
- IDEX American Century Income & Growth........................6.................81
- IDEX American Century International..........................8.................84
- IDEX Conservative Asset Allocation..........................10.................86
- IDEX Federated Tax Exempt...................................12.................87
- IDEX Gabelli Global Growth..................................14.................89
- IDEX Goldman Sachs Growth...................................16.................92
- IDEX Great Companies - America(SM)..........................18.................94
- IDEX Great Companies - Global(2)............................20.................95
- IDEX Great Companies - Technology(SM).......................22.................96
- IDEX Isabelle Small Cap Value...............................24.................97
- IDEX Janus Balanced.........................................26.................98
- IDEX Janus Capital Appreciation.............................28................101
- IDEX Janus Flexible Income..................................30................103
- IDEX Janus Global...........................................32................105
- IDEX Janus Growth...........................................34................107
- IDEX Janus Growth & Income..................................36................108
- IDEX Jennison Equity Opportunity............................38................110
- IDEX LKCM Strategic Total Return............................40................112
- IDEX Moderate Asset Allocation..............................42................114
- IDEX Moderately Aggressive Asset Allocation.................44................115
- IDEX Munder Net50...........................................46................116
- IDEX PBHG Mid Cap Growth....................................48................117
- IDEX PBHG Technology & Communications.......................50................118
- IDEX PIMCO Total Return.....................................52................119
- IDEX Salomon All Cap........................................54................121
- IDEX Salomon Investors Value................................56................123
- IDEX T. Rowe Price Health Sciences..........................58................125
- IDEX T. Rowe Price Small Cap................................60................127
- IDEX T. Rowe Price Tax-Efficient Growth.....................62................131
- IDEX Transamerica Conservative High-Yield Bond..............64................133
- IDEX Transamerica Convertible Securities....................66................135
- IDEX Transamerica Equity....................................68................136
- IDEX Transamerica Growth Opportunities......................70................137
- IDEX Transamerica Money Market..............................72................138
- IDEX Transamerica Value Balanced............................74................140

FINANCIAL STATEMENTS
- Preface to the Financial Statements...........................................144
- Statements of Assets and Liabilities..........................................146
- Statements of Operations......................................................154
- Statements of Changes in Net Assets...........................................162
- Financial Highlights..........................................................172

NOTES TO FINANCIAL STATEMENTS...................................................196
RESULTS OF SHAREHOLDER PROXY VOTING.............................................216
TO CONTACT US...................................................................

                                    [PHOTO]
                                 JOHN R. KENNEY
                             Chairman of the Board

                                    [PHOTO]
                                 BRIAN C. SCOTT
                                  President and
                             Chief Executive Officer

FELLOW SHAREHOLDERS,


We never wavered in our belief in the long-term investment potential of the financial markets. Not after the technology sector meltdown. Not after recession. Not after the downright painful performance of the past two years.

And not even after the shocking disaster of September 11. Indeed, far from retreating in fear, we, like all Americans, found the terrorist attacks only strengthened our resolve to unite as a nation.

That's not to say it's been easy. 2000 and 2001 amounted to huge disappointments in the investing world. Pointing out that they were the first back-to-back declining years since the 1970s hardly soothes the hurt.

But the first months of 2002 showed reasons for cautious optimism. Although the major indexes turned in mixed results for the first quarter, and in spite of troublesome questions about corporate financial reporting following the notorious Enron collapse, trends pointed to a recovering economy.

Excess inventories have been whittled down, while manufacturing activity has picked up, both signs that demand for products is increasing. At the same time, the employment picture is looking a little better now and inflation remains tame, reducing the Federal Reserve Board's need to reverse a series of 11 rate cuts. In fact, the positive affects of these rate cuts may still be rippling across the economic landscape.

While all of this bodes well for the business climate forecast, there's no way to tell when we'll see what could be called a rally. Events around the world such as the tragic violence in the Middle East might affect our economic recovery in ways we can't foresee.

In other words, this is a time of uncertainty. But with uncertainty comes opportunity.

Chances are you've felt what uncertainty does to the markets in the short term. Look at a chart of the Dow Jones Industrial Average over a week and you'll notice a sharply jagged line of ups and downs. Look at one showing the big index's movements over several years, however, and the line appears smoother. And it tends to climb upward.

The fund managers entrusted with your money have weathered difficult times before. They've remained true to their respective objectives, confident that while investment styles shift in and out of favor, while business cycles create volatility in the short term, it pays to keep a long-term perspective.

This semi-annual report offers a snap shot of what's been happening inside each of the IDEX Mutual Funds.

The following pages contain a wealth of performance data and a comprehensive look at the securities that managers have chosen in their efforts to meet their objectives. And the report allows the managers to give an account in their own words of what's worked, what hasn't and what they feel will happen next.

Another crucial part of this picture is your financial professional, who stands ready to offer investment advice, report on the progress of your accounts and review your financial plan to ensure it stays abreast of your life situation. Your financial professional has unshakable faith as well, not only in the power of the markets, but in you.

This brings us to the gratitude we owe you for your continued trust in us. We thank you for sharing in our beliefs as we keep our unwavering focus on the opportunities that lie ahead.



Sincerely yours,



/s/ JOHN R. KENNY                               /s/ BRIAN C. SCOTT

May 22, 2002

IDEX AGGRESSIVE ASSET ALLOCATION


                                OBJECTIVE/FOCUS

                  Capital appreciation through investments in a
                     combination of underlying IDEX funds.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

IDEX Aggressive Asset Allocation began operations during a period when markets were seeking short-term direction. The months that preceded the fund's inception date of March 1, 2002, saw the crisis of September 11th, the subsequent closing of the New York Stock Exchange, layoffs and a series of disappointing corporate earnings that aggravated an economy already in the midst of a downturn.

The Federal Reserve Board ("Fed") acted assertively by continuing a series of rate cuts designed to mend the economy. During the first quarter of 2002, the Fed's medicine seemed to be working, and positive data suggested that a recovery had emerged.

Yet investors overlooked the good news and focused instead on corporate financial reporting practices in the wake of the infamous Enron collapse. In this climate, major stock indexes turned in mixed first quarter results.

By the time the first quarter ended, the Fed had signaled it was ending its rate cuts and beginning to look for signs of inflation, which so far have not appeared. Meanwhile, manufacturing activity has rebounded and investment in inventories is rising. These are welcome trends hinting at renewed demand, which may in turn lead to more robust corporate earnings.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   IDEX Transamerica Equity              11.2%
   IDEX American Century International    7.7%
   IDEX Transamerica Growth
     Opportunities                        7.6%
   IDEX Isabelle Small Cap Value          6.7%
   IDEX Salomon Investors Value           6.6%

PERFORMANCE

From its inception March 1, 2002 through April 30, 2002, IDEX Aggressive Asset Allocation underperformed its benchmark, the Wilshire 5000 Total Market Index. For more information, please refer to the Performance Table on the next page.

STRATEGY REVIEW

Unlike traditional mutual funds, IDEX Aggressive Asset Allocation's holdings consist of a variety of underlying IDEX funds. To serve long-term investors, who seek capital appreciation aggressively, it started operations following a model that places 100% of its assets in stock funds.

Many of the underlying funds that focus on large company stocks - a large portion of the holdings - were suffering

ALLOCATIONS (% OF NET ASSETS)
-----------------------------
   Aggressive                        43.9%
   Conservative                      31.9%
   International                     17.0%
   Cash/Short-term                    7.2%

from disappointing corporate earnings during the period and were still waiting for the effects of emerging economic recovery to show up in the share prices of their investments.

But helping to offset sluggish large-cap performance were funds consisting of small and mid-sized companies such as IDEX Isabelle Small Cap Value and IDEX Transamerica Growth Opportunities. Small- and mid-caps often outperform large-caps as the economy shakes off a recession, so having assets represented in those areas aided the fund's results.

Some of the fund's international and worldwide holdings, such as IDEX American Century International and IDEX Gabelli Global Growth also showed relatively healthy performance during the first part of the year, a sign that global markets may be reacting to improved economic conditions as well. It's worth noting that the Nikkei 225 Index posted strong gains during the first quarter of 2002, although Japan still faces business inefficiencies that have dogged that nation's economy during recent years.

OUTLOOK

Equity markets had a shaky start in 2002 amid signs that the U.S. and global economies were recovering from what may have been a shallow and short-lived recession. This bodes well for the rest of the year, but it's still unclear how these broad economic trends will affect stocks. Consumer confidence is up, an improved employment outlook is in many forecasts, and excess inventories are down - meaning some companies may see more demand for their product in the months ahead.

IDEX Aggressive Asset Allocation will continue its strategy of pursuing long-term growth during these constant shifts in economic cycles and short-term market climate. By spreading assets across an array of investments with different managers, market caps and investment styles, we hope to reduce the volatility inherent in stock investing as we seek capital appreciation.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.


   IDEX MUTUAL FUNDS
2  SEMI-ANNUAL REPORT 2002

                                    [GRAPHIC]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

------------------------------------------------------------
                                       From        Inception
                                     Inception        Date
------------------------------------------------------------
Class A (NAV)                          (1.10)%       3/1/02
Class A (POP)                          (6.54)%       3/1/02
Wilshire 5000(1)                       (0.88)%       3/1/02
-----------------------------------------------------------
Class B (NAV)                          (1.20)%       3/1/02
Class B (POP)                          (6.14)%       3/1/02
-----------------------------------------------------------
Class C (NAV)                          (1.20)%       3/1/02
-----------------------------------------------------------
Class M (NAV)                          (1.20)%       3/1/02
Class M (POP)                          (3.17)%       3/1/02
===========================================================

NOTES

(1) The Wilshire 5000 Total Market Index (Wilshire 5000) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                APRIL 30 2002
                                -------------
Aggressive                           43.9
Conservative                         31.9
International                        17.0
Cash/Short-term                       7.2

AGGRESSIVE

An investment strategy characterized by a willingness to accept above-average risk in order to pursue above-average returns by investing primarily in stocks of rapidly growing companies. This strategy also includes sometimes buying on margin, options trading and arbitrages.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002  3

IDEX ALGER AGGRESSIVE GROWTH

                                OBJECTIVE/FOCUS

    Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The six-month period ended April 30, 2002 began on difficult footing, with both the nation and securities markets still recovering from the devastating terrorist attacks of September 11th. However, the market succeeded in rallying by calendar year-end, as initial panic selling wore off and investors scooped up investments. On October 2nd the Federal Reserve Board ("Fed") produced a 50 basis point rate cut, which brought the Fed Funds rate to 2.50%, its lowest level since 1962. By the end of October, despite the ongoing Anthrax scare, the NASDAQ had already rallied 21.9% off its September 21st low. The market continued its recovery during November and December, fueled in part by another 50 basis point rate cut on November 6th and a further 25 basis point cut on December 11th. The NASDAQ closed the year 40.6% above its September 21st low, and equity markets headed towards the new year with strong momentum.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   IDEC Pharmaceuticals Corp.         3.1%
   Microsoft Corp.                    2.6%
   Wal-Mart Stores, Inc.              2.5%
   Maxim Integrated Products, Inc.    2.4%
   First Data Corp.                   2.3%

This momentum, however, was not sustained into 2002. After slashing interest rates in dramatic fashion throughout 2001, the Fed failed to cut the Fed Funds rate any further. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indexes slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, with growth stocks leading the rally. But in April equities dropped once again, with large cap growth stocks bearing the brunt of the decline.

PERFORMANCE

For the six months ended April 30, 2002, IDEX Alger Aggressive Growth underperformed its benchmark, the Standard & Poor's 500 Composite Stock Index ("S&P 500"). Please refer to the Performance Table on the next page for further information.

STRATEGY REVIEW

The fund's performance was negatively impacted by its aggressive bias relative to the S&P 500, during a

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Software                   10.2%
   Retail/Specialty            7.8%
   Biotechnology               7.6%
   Pharmaceuticals             7.5%
   Semiconductors              6.7%

period of time when value stocks significantly outperformed growth stocks. Specifically, the fund was hurt the most by poor performing information technology stocks. Although there were shifts within the fund, portfolio strategy remained uniform, emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. At period end, the fund held 86 stocks and was well diversified, with consumer non-cyclical, consumer cyclical and technology representing the top three sectors.

OUTLOOK

We have recently been experiencing a down market and an up economy. In this situation, the economy ultimately wins. Already, businesses have become more efficient in lean times. While profits for the past quarters have been down or flat, we believe they are positioned to take off in the next quarters. What is most remarkable about this recession is that so many companies have still been profitable - less profitable, to be sure, but still in the black.

We can't pinpoint precisely when investor and Wall Street psychology will shift, but we can say that the only thing standing in the way of a rally is that people, as they do after a down period, are looking for the clouds rather than the silver linings. As evidence mounts that corporate earnings are recovering and that the economy is growing, the psychology of Wall Street should change as well, and the bulls will come out and play. Summer is drawing near, and we think that the bears are just about ready to hibernate. We hope that they enjoy a long and restful sleep!



/s/ FREDERICK M. ALGER
FREDERICK M. ALGER


/s/ DAVID HYUN

DAVID HYUN
Co-Fund Managers
Fred Alger Management, Inc.


   IDEX MUTUAL FUNDS
4  SEMI-ANNUAL REPORT 2002

                                     [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02
           ----------------------------------------------------------

                                                                       From        Inception
                             6 months     1 year         5 year      Inception        Date
--------------------------------------------------------------------------------------------
Class A (NAV)                 (1.23)%     (17.62)%        8.75%        14.09%       12/2/94
Class A (POP)                 (6.67)%     (22.15)%        7.53%        13.22%       12/2/94
S&P 500(1)                     2.31%      (12.62)%        7.56%        14.26%       12/2/94
-------------------------------------------------------------------------------------------
Class B (NAV)                 (1.50)%     (18.24)%        8.18%         5.84%       10/1/95
Class B (POP)                 (6.42)%     (22.32)%        8.04%         5.84%       10/1/95
-------------------------------------------------------------------------------------------
Class C (NAV)                 (1.50)%     (18.24)%          --        (15.60)%      11/1/99
-------------------------------------------------------------------------------------------
Class M (NAV)                 (1.49)%     (18.17)%        8.26%        13.62%       12/2/94
Class M (POP)                 (3.45)%     (19.80)%        8.04%        13.46%       12/2/94
===========================================================================================

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                  APRIL 30, 2002        OCTOBER 31, 2001
                                  --------------        ----------------
Basic Materials                        0.5
Communications                         6.2                     4.7
Consumer Cyclical                     19.9                    14.0
Consumer Non-Cyclical                 38.7                    42.5
Energy                                 1.4                     1.2
Financial                              7.9                    14.4
Industrial                             5.9                     5.8
Technology                            17.7                     5.7
Utilities                              1.5
Short-term                             2.6                     7.7


AVERAGE ANNUAL TOTAL RETURN

A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002  5

IDEX AMERICAN CENTURY INCOME & GROWTH
(FORMERLY IDEX GE U.S. EQUITY)


                                OBJECTIVE/FOCUS

            Dividend growth, current income and capital appreciation
                         by investing in common stocks.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

The fourth quarter of 2001 brought signs of an emerging economic recovery, and the worst quarter of 2002 confirmed that an economic recovery was indeed under way. The manufacturing sector bounced back, as businesses liquidated inventories and began restocking shelves in anticipation of future demand. Despite a weak labor market that pushed the national unemployment rate to 6.0% in April, consumers seemed to sense improvement as consumer confidence rose, stimulating record sales of homes and automobiles. Inflation was tame, allowing the Federal Reserve Board to leave interest rates at a 40-year low.

A late-2001 stock-market rally faded in 2002, leaving stocks up slightly for the six months ended April 30, 2002. Accounting concerns, high valuations, weaker consumer confidence, slower consumer spending, disappointing corporate sales growth and credit downgrades were among the reasons stocks began 2002 in a funk. Looking at the major sectors of the Standard & Poor's 500 Composite Stock Index ("S&P 500") over the last six months, old economy cyclicals like energy, basic materials, and financials rallied, while new economy leaders like technology and telecommunications declined.

PERFORMANCE

For the six months ended April 30, 2002, IDEX American Century Income & Growth outperformed its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

        FIVE LARGEST HOLDINGS (% OF NET ASSETS)
        ---------------------------------------
        Bank of America Corp.              3.2%
        Citigroup, Inc.                    2.9%
        Pfizer, Inc.                       2.6%
        General Electric Company           2.5%
        Microsoft Corp.                    2.4%

STRATEGY REVIEW

Financial stocks led the S&P 500 higher, boosted by hopes that record-low interest rates would boost banking profits. Most of the fund's outperformance of the S&P 500 came from effective stock selection in the financial sector. The fund's picks among banks panned out relatively well, as did holdings in the property and casualty industry.

Saber rattling in the Middle East drove up oil prices, sending energy shares higher. The fund was well positioned for this quick shift in prices; the portfolio held several overweights in oil services stocks, which are often the biggest beneficiaries of rising oil prices. When oil prices reversed course, these undervalued shares rallied smartly, outperforming other oil-service providers.

   TOP FIVE INDUSTRIES (% OF NET ASSETS)
   -------------------------------------
   Pharmaceuticals                      9.1%
   Banks                                8.7%
   Oil and Gas Services                 8.0%
   Telecommunications Services          7.4%
   Insurance                            5.7%

The fund's value tilt led to a considerable underweight in the technology sector, which helped the fund beat the S&P 500 during the six-month period. Stock selection and a focus on valuation also helped, as the management team minimized exposure to some of the worst performing tech stocks.

On the downside, the fund's slight overweight position in telecommunications stocks detracted from performance, as the entire sector plummeted due to overcapacity, weak pricing, anemic demand, and some accounting inquiries. The Fund's value orientation and focus on dividend paying stocks led the portfolio to a slightly greater representation in telecommunications stocks. Those characteristics helped the telecommunications stocks in the fund's portfolio perform a little better than those of the S&P 500.

OUTLOOK

The market will watch the economy closely to see whether the economic recovery will translate into solid corporate profits. Stock valuations are relatively high, which means profits will probably have to grow considerably or the highest-priced stocks could fall further. Conversely, if earnings start exceeding expectations, stocks could rally. The management team will continue to focus on building the portfolio based on analysis of individual companies. They will adhere to the fund's structured, disciplined process instead of making big, risky bets.

/S/ JOHN C. SCHNIEDWIND
------------------------------
JOHN C. SCHNIEDWIND

/S/ KURT C. BORGWARDT
------------------------------
KURT C. BORGWARDT
Co-Fund Managers
American Century Investment
Management, Inc.

Note: Effective February 28, 2002, GE Asset Management Incorporated resigned as sub-adviser for IDEX GE U.S. Equity. On March 1, 2002, IDEX American Century Income & Growth merged into IDEX GE U.S. Equity and the fund was renamed IDEX American Century Income& Growth. Effective March 1, 2002, American Century Investment Management, Inc. entered into a sub-advisory agreement on behalf of the fund to serve as sub-adviser.


  IDEX MUTUAL FUNDS
6 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                      From        Inception
                                       6 months        1 year       Inception        Date
-------------------------------------------------------------------------------------------
Class A (NAV)                            3.70%        (10.59)%       (4.16)%        3/1/00
Class A (POP)                           (2.00)%       (15.51)%       (6.63)%        3/1/00
S&P 500(1)                               2.31%        (12.62)%       (9.28)%        3/1/00
-------------------------------------------------------------------------------------------
Class B (NAV)                            3.31%        (11.32)%       (4.84)%        3/1/00
Class B (POP)                           (1.69)%       (15.75)%       (6.17)%        3/1/00
-------------------------------------------------------------------------------------------
Class C (NAV)                            3.31%        (11.32)%       (4.84)%        3/1/00
-------------------------------------------------------------------------------------------
Class M (NAV)                            3.35%        (11.22)%       (4.74)%        3/1/00
Class M (POP)                            1.32%        (12.99)%       (5.18)%        3/1/00
-------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                           APRIL 30, 2002           OCTOBER 31,2001
                                           --------------           ---------------
Basic Materials                                 1.3                       4.0
Communications                                  9.1                       8.0
Consumer Cyclical                               9.6                       6.0
Consumer Non-Cyclical                          21.3                      26.6
Energy                                          9.9                       8.7
Financial                                      22.7                      22.1
Industrial                                      9.8                       9.3
Technology                                       11                       8.8
Utilities                                         4                       3.5
U.S. Gov't Agencies                             1.1
Short-term                                      1.0                       4.5

PORTFOLIO OPTIMIZATION

Building a portfolio in such a way that return is maximized for a given risk level, or risk is minimized for a given expected return level.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  7

IDEX AMERICAN CENTURY INTERNATIONAL
(FORMERLY IDEX INTERNATIONAL EQUITY)


                                OBJECTIVE/FOCUS

 Growth of capital through investments in stocks of growing foreign companies.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

There was mounting evidence during the period that a global economic recovery is under way, and numerous surveys showed increased confidence among businesses and consumers. On the other hand, some executives continued to be restrained in their outlook for growth and profits, and concern over corporate accounting practices rattled investors.

In the midst of an improving economic climate, eight of IDEX American Century International's sector concentrations added to performance, including consumer cyclical and financial, the two largest sector stakes.

PERFORMANCE

For the six-months ended April 30, 2002, IDEX American Century International underperformed its benchmark, the Morgan Stanley Capital International EAFE Index ("EAFE"). Please refer to the Performance Table for additional information.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
   iShares S&P 500 Index Fund         4.5%
   Royal Bank of Scotland Group       2.0%
   BNP Paribas SA                     1.8%
   Unicredito Italiano SpA            1.7%
   Marks & Spencer Group PLC          1.5%

STRATEGY REVIEW

With signs of recovery increasing, and more economically sensitive companies poised to rebound, IDEX American Century International increased its weighting in the consumer cyclical sector. The move paid off, as the sector turned in the fund's best performance, and the increased weighting - along with superior stock selection - resulted in outperformance.

Within the diverse consumer cyclical sector, the fund's overweight holdings in the motor vehicles and parts industry led the advance. The industry benefited from continued strength in automobile sales, particularly from South Korea's Hyundai Motor Company, Ltd. The consumer durables industry, especially makers of electronic products, also advanced and beat the benchmark. Department stores also boosted the fund - and outperformed the EAFE - as consumers continued to demonstrate their resilience.

IDEX American Century International's energy holdings advanced as oil prices increased, partly because of ongoing tension in the Middle East's oil-producing regions, but also because a global economic recovery should increase demand for oil. The fund's overweight holdings in the oil services industry registered one of the period's top performances, led by Italy's Ente Nazionale Idrocarburi, Europe's fourth largest oil company and a leader in the European natural gas market. The energy reserves and production industry were also among the standouts. Despite its underweight position, the energy sector registered the second-best performance against the EAFE, thanks to effective stock selection.

Financial holdings, which make up the fund's largest sector stake, contributed on an absolute basis, with banks leading the advance. South Korea's Kookmin Bank and the Royal Bank of Scotland Group were among the period's top-contributing securities. Both benefited from low interest rates, which stimulated borrowing among consumers. Holdings among financial services firms and asset managers retreated, partly because nervousness over corporate accounting practices affected investor confidence. Property and casualty insurance holdings retreated, although IDEX American Century International's holdings outperformed the EAFE. The fund's financial holdings slightly lagged the EAFE, partly because of an underweight position in banks.

   TOP FIVE COUNTRIES (% OF NET ASSETS)
   ------------------------------------
   United Kingdom               19.3%
   France                       13.6%
   Japan                        10.1%
   Switzerland                   6.5%
   United States                 6.2%

The telecommunications sector turned in the worst absolute performance, mostly because the wireless telecommunications industry continues to be dogged by concerns over subscriber growth and bogged down by debt. The United Kingdom's Vodafone Group was among the phone service providers declining during the period. Finnish phone maker Nokia Corp. also fell on concern over sales of handsets. But IDEX American Century International allocated fewer assets to the telecommunications sector than its benchmark, and the underweight position and effective stock selection resulted in the top performance against the EAFE.

IDEX American Century International's underweight health care holdings detracted from the fund. Pharmaceutical companies declined as investors moved money into more economically sensitive securities expected to benefit from an anticipated global recovery. Increasing competitive pressures on both branded and generic products hampered several pharmaceutical companies. Denmark's Novo Nordisk (eliminated from fund holdings by the end of the period) led declines among the fund's pharmaceutical makers due to weak European insulin sales.

OUTLOOK

IDEX American Century International's management team will continue to rigorously follow its highly disciplined and repeatable process of identifying and owning businesses demonstrating solid, sustainable growth.

/S/ HENRIK STRABO
------------------------------
HENRIK STRABO

/S/ MARK S. KOPINSKI
------------------------------
MARK S. KOPINSKI
Co-Fund Managers
American Century Investment
Management, Inc.

Note: Effective March 1, 2002, the assets and liabilities of IDEX International Equity were combined with IDEX American Century International.


  IDEX MUTUAL FUNDS
8 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                         From     Inception
                             6 months       1 year        5 year      Inception      Date
-------------------------------------------------------------------------------------------
Class A (NAV)                   2.59%      (20.02)%       (0.45)%       0.06%       2/1/97
Class A (POP)                 (3.05)%      (24.42)%       (1.57)%      (1.02)%      2/1/97
MSCI-EAFE(1)                   5.66%       (13.62)%        1.63%        2.05%       2/1/97
-------------------------------------------------------------------------------------------
Class B (NAV)                  2.29%       (20.67)%       (1.09)%      (0.58)%      2/1/97
Class B (POP)                 (2.71)%      (24.64)%       (1.29)%      (0.77)%      2/1/97
-------------------------------------------------------------------------------------------
Class C (NAV)                  2.29%       (20.67)%          --       (10.28)%     11/1/99
-------------------------------------------------------------------------------------------
Class M (NAV)                  2.34%       (20.57)%       (0.99)%      (0.48)%      2/1/97
Class M (POP)                  0.31%       (22.15)%       (1.19)%      (0.67)%      2/1/97
-------------------------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

INVESTMENTS BY GLOBAL REGION AS A PERCENTAGE OF NET ASSETS

                           APRIL 30, 2002       OCTOBER 31, 2001
                           --------------       ----------------
Asia/Pacific Rim                16.8                 12.4
Australia                        1.3                  0.8
Europe                          66.3                 77.9
Latin America                    2.6                  0.6
North America                    8.6                  6.7
Short-term                       3.2                  0.7

HEDGE

An investment made in order to reduce the risk of adverse movements in a security or currency by taking an offsetting position in a related security or currency.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                             IDEX MUTUAL FUNDS
                                                       SEMI-ANNUAL REPORT 2002 9

IDEX CONSERVATIVE ASSET ALLOCATION


                                OBJECTIVE/FOCUS

Current income and preservation of capital through investments in a combination of underlying IDEX funds.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

IDEX Conservative Asset Allocation began operations on March 1, 2002, as a way for risk-sensitive investors seeking current income and capital preservation to pursue their goals. The fund's launch came at a time of uncertainty about the economy, corporate earnings and financial reporting practices - all factors that proved troublesome for financial markets in the short-term. Although the fund is built on a defensive model designed to dampen the effects that such turbulence has on more aggressive investments, this climate highlighted the value of the asset allocation concept.

The months that preceded the fund's inception were particularly difficult for financial markets. The terrorist attacks on September 11th hurt the economy as it was trying to emerge from a recession and sparked a severe drop in equities, followed by a rally in the fourth quarter of 2001.

But that rally fizzled early in 2002, even as the economy showed signs of recovery. The Federal Reserve Board ("Fed") had acted to stimulate the economy with a series of rate cuts and other steps to add liquidity to the monetary system, moves that normally boost investor enthusiasm. Yet attention shifted to questions about corporate financial reporting practices in the wake of the Enron collapse, producing mixed stock results during the first quarter.

Meanwhile interest rates in the bond market began creeping upward during the first part of the year as the Fed indicated it was ending its cuts to the Fed Fund's rate, and raising the possibility of increases.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
   IDEX PIMCO Total Return          22.3%
   IDEX Janus Flexible Income        9.7%
   IDEX Transamerica Conservative
    High-Yield Bond                  8.7%
   IDEX Transamerica Convertible
    Securities                       6.8%
   IDEX T. Rowe Price
    Tax-Efficient Growth             4.7%


PERFORMANCE

From its inception March 1, 2002, through April 30, 2002, IDEX Conservative Asset Allocation underperformed its benchmark, the Lehman Brothers Aggregate Bond Index. For more information, please refer to the Performance Table on the next page.

   ALLOCATIONS (% OF NET ASSETS)
   -----------------------------
   Fixed Income           47.6%
   Conservative           17.7%
   Aggressive             14.2%
   Cash/Short-term        13.2%
   International           6.4%
   Money Market            0.9%

STRATEGY REVIEW

IDEX Conservative Asset Allocation follows a model that will adjust the fund's investments in underlying IDEX funds to achieve a mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. To achieve this balance, the fund consists of several underlying IDEX mutual funds.

During the fund's first two months, IDEX PIMCO Total Return was a strong weighting in the fund's fixed-income portion, which also included IDEX Janus Flexible Income, IDEX Transamerica Convertible Securities and IDEX Transamerica Conservative High-Yield Bond. This provided an array of fixed-income vehicles with different maturities and credit-risk levels.

In the equities portion, weighting leaned toward more conservative funds in the IDEX family, including IDEX T. Rowe Price Tax-Efficient Growth and IDEX Salomon Investors Value.

OUTLOOK

Although equity markets had a rough start in 2002, there was evidence that the U.S. and global economies were recovering from recession. The Fed has shifted its stance from one of stimulating the economy to one of guarding against inflation, which has so far stayed at bay. The Fed has even opened the door to increases in the Fed Funds rate, which would affect the fixed-income and money market holdings within IDEX Conservative Asset Allocation.

Whatever the short-term market climate may hold, IDEX Conservative Asset Allocation will adhere to its defensive approach, one designed to help investors maintain stability even in turbulent times.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.


   IDEX MUTUAL FUNDS
10 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

---------------------------------------------------------------------------------------------
                                                                       From         Inception
                                                                    Inception          Date
---------------------------------------------------------------------------------------------
Class A (NAV)                                                         (0.30)%         3/1/02
Class A (POP)                                                         (5.78)%         3/1/02
LBAB(1)                                                                0.24%          3/1/02
---------------------------------------------------------------------------------------------
Class B (NAV)                                                         (0.40)%         3/1/02
Class B (POP)                                                         (5.38)%         3/1/02
---------------------------------------------------------------------------------------------
Class C (NAV)                                                         (0.40)%         3/1/02
---------------------------------------------------------------------------------------------
Class M (NAV)                                                         (0.40)%         3/1/02
Class M (POP)                                                         (2.38)%         3/1/02
---------------------------------------------------------------------------------------------

NOTES

1 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                         APRIL 30, 2002
                                         --------------
Aggressive                                    14.2
Conservative                                  17.7
Fixed Income                                  47.6
International                                  6.4
Money Market                                   0.9
Cash/Short-term                               13.2

CONSERVATIVE

A risk-averse investment strategy favoring preservation of capital.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  11

IDEX FEDERATED TAX EXEMPT


     CREDIT QUALITY OF BONDS
     (% OF NET ASSETS) S&P
     -----------------------
     AAA             41.9%
     AA              21.6%
     A               15.3%
     BBB              5.7%
     BB               1.5%
     B                 --
     All C's           --
     N/R             11.5%
     NA                --

     CREDIT QUALITY OF BONDS
     (% OF NET ASSETS) MOODY'S
     -------------------------
     A1                 3.2%
     A2                 1.6%
     A3                 5.7%
     AA1                9.9%
     AA2                9.7%
     AA3                5.0%
     AAA               42.2%
     B1                 1.5%
     BAA1               3.2%
     BAA2               4.7%
     N-R               10.8%

OBJECTIVE/FOCUS

Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Municipal bond market yields rose steadily over the period. The first quarter typically has had the worst total returns of the year for the municipal bond market as a result of technical weakness. In particular, March has historically had the weakest performance on an absolute basis. The demand for municipal debt typically enters a weak period around the federal income tax filing date, while the supply of municipal debt increases after the holiday period has passed. This usually results in a weak technical period for the municipal bond market. The Bond Buyer Municipal Index moved from a low of 5.16% on November 11, 2001, to 5.30% on April 30, 2002, as a result of concern over accelerating real economic growth and the increased inflation expectations that may accompany the beginning of an economic recovery. The bond market was also cognizant that the Federal Reserve Board ("Fed") may be at the end of its easing cycle and contemplating a change in interest rate policy. The expected sub-par recovery should keep inflation pressures in check while further limiting the anticipated reversal in policy.

The municipal market has benefited from problems in other sectors as investors reassessed the risk and return profiles of different asset classes. With issues such as Enron affecting the equity and corporate debt markets, incremental demand for municipal bonds improved. Credit spread widening occurred over the period as a result of the deterioration in state and local government budgets. The recession and the events of September 11th are resulting in fiscal pressures that are eroding municipal credit quality and are likely to cause increased downgrades by major rating agencies.

PERFORMANCE

For the six-months ended April 30, 2002, IDEX Federated Tax Exempt underperformed its benchmark, the Lehman Brothers Municipal Bond Index. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

The fund attempts to maximize tax-exempt income within specific risk parameters. Incremental return is provided by making relative value decisions involving credit spread relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures.

   REGIONAL CONCENTRATION (% OF NET ASSETS)
   ----------------------------------------
   Northeast                    22.3%
   Midwest                      32.0%
   South                        24.8%
   West                         20.7%

We maintained a core position in high quality bonds. Selective purchases were made within the A and BBB rating categories whenever the yield and credit spreads indicated value. They include the hospital, transportation, resource recovery and industrial development sectors. Housing bonds were also added because of their convexity characteristics.

OUTLOOK

The consensus forecast is for a muted and uneven economic recovery. The Fed is unlikely to begin tightening until late in the year as inflation pressures will be in check. Slower growth, low inflation and a neutral Federal Reserve policy should result in relatively stable interest rates through much of this year. The municipal market should mostly range trade in this economic environment with any backup in municipal yields to be limited, and the expected yield curve flattening to be rather modest by historical standards.

The continuing need for capital among state and local governments will likely accelerate the issuing of municipal debt. Bond issuance is biased to the upside as municipalities will be forced to issue debt for new capital projects because budget gaps created by the recession will hinder their ability to pay for projects. Heavy new issue municipal supply could impact municipal bond price performance relative to taxable bond products until it is fully digested by the market. The fiscal outlook for municipal governments depends on how they respond to declining tax revenues as a result of the recession. Negative rating actions will continue into the early stages of the economic recovery.

/s/ J. SCOTT ALBRECHT
----------------------------------------
J. SCOTT ALBRECHT

/s/ MARY JO OCHSON
----------------------------------------
MARY JO OCHSON
Co-Fund Managers
Federated Investment Management Company


     IDEX MUTUAL FUNDS
12   SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-----------------------------------------------------------------------------------------------
                                                                           From       Inception
                             6 months     1 year    5 year     10 year   Inception       Date
-----------------------------------------------------------------------------------------------
Class A (NAV)                  0.19%       5.67%     4.85%      5.36%      7.08%        4/1/85
Class A (POP)                 (4.57)%      0.65%     3.83%      4.85%      6.78%        4/1/85
LBMB(1)                        1.08%       7.00%     6.47%      6.81%      8.47%        4/1/85
-----------------------------------------------------------------------------------------------
Class B (NAV)                 (0.09)%      5.03%     4.19%         --      4.34%       10/1/95
Class B (POP)                 (5.08)%      0.03%     4.02%         --      4.34%       10/1/95
-----------------------------------------------------------------------------------------------
Class C (NAV)                 (0.09)%      5.03%       --          --      6.34%       11/1/99
-----------------------------------------------------------------------------------------------
Class M (NAV)                  0.08%       5.42%     4.58%         --      4.41%       10/1/93
Class M (POP)                 (1.91)%      3.37%     4.37%         --      4.29%       10/1/93
-----------------------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

REVENUE BONDS                       APRIL 30, 02           OCTOBER 31, 2001
-------------                       ------------           ---------------
General (Obligation) Bonds               20.0                    32.2
Airport                                   3.2
Building Authority                        9.8
Education                                 3.4                     1.7
Hospital                                 13.0                     7.0
Industrial                                0.8
Mortgage                                 13.5                    11.1
(Pollution) Control                       8.0                     7.5
Transportation                            5.1                    12.3
Utilities                                20.7                    18.0
Short-term                                2.3                     8.3

GENERAL OBLIGATION VS. REVENUE BONDS

Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002 13

IDEX GABELLI GLOBAL GROWTH


                                OBJECTIVE/FOCUS

   Appreciation of capital through investments in common stocks of companies involved in the global market place.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Solid evidence that the economy had emerged from recession spawned a stock market rally in late February and early March. However, the market stalled in late March as investors waited to see whether the brightening economic outlook would translate into good first quarter earnings. At quarter-end, the leading market indexes were virtually unchanged, with the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index posting modest gains. However, the indexes continued to fall in April as good comparative results did not reflect prospects for future growth in revenues and, more importantly, earnings.

Impressive Gross Domestic Product ("GDP") growth appears assured - largely the result of improving inventories. However, there are different opinions about the strength of the economic recovery. Optimists expect business investment to rebound in the second half, providing "legs" to the consumer-led recovery. Pessimists contend that with the consumer having spent freely throughout the modest recession, end demand will not be impressive enough to inspire corporations to invest more in their businesses.

There was a sigh of relief in April as the Japanese fiscal year came to a close without a financial meltdown. Indeed, a decent rally in the stock market in March helped shore up year-end balance sheets. We believe Japan presents an interesting investment opportunity with attractively priced world-class manufacturing companies and domestic companies that will benefit from restructuring and improved demand. Of course, structural reform remains a necessity. Japanese corporate profitability must be improved through increased demand and reduction of capacity. Increasingly, we see evidence that these challenges are being met.

           FIVE LARGEST HOLDINGS (% OF NET ASSETS)
         ------------------------------------------
         L-3 Communications Holdings, Inc.      2.3%
         Grupo Televisa SA de C.V. GDR          2.1%
         Liberty Media Corp.                    1.7%
         Nippon Broadcasting System, Inc.       1.7%
         Cendant Corp.                          1.7%

PERFORMANCE

The six months ended April 30, 2002 were challenging, yet we remain committed to the investment choices we have made and feel the environment is improving. For the six-month period, the fund outperformed its benchmark, the Morgan Stanley Capital International World Free Index. Please see the Performance Table on the next page for detailed information.

STRATEGY REVIEW

We believe changes in the U.S. media industry should promote increased deal activity. In February 2002, a

         TOP FIVE COUNTRIES (% OF NET ASSETS)
         ------------------------------------
         United States                 58.1%
         Japan                          8.9%
         France                         4.5%
         Italy                          4.3%
         United Kingdom                 3.3%

federal appeals court struck down restrictions on the ownership of cable and broadcast television properties in the same markets, allowing cable giants like AOL Time Warner, Inc. to bid for broadcast properties. The court ruling also paved the way for raising the current cap above the 35% national "footprint" for television broadcasters. This, in effect, puts a bounty on the small-group broadcasters in our fund. We expect rules preventing companies from owning television stations and newspapers in the same market to be modified or eliminated also. This should also spur further consolidation in the media industry.

Our telecommunications investments continue to drag on performance. Investors are treating telecommunications like a commodity business doomed to classic boom and bust cycles. We certainly saw a boom in the late 1990s with the capital markets funding new competition and creating capacity well in excess of short-term demand. The telecommunications sector has been in the bust mode since early 2000.

It is difficult to determine when the telecommunications industry shakeout will bring supply in line with demand, restoring profitability. However, as competition is gradually eliminated from the marketplace, telecommunications industry fundamentals will improve. We have a two-pronged strategy in the telecommunications arena - investing in companies we believe will survive and ultimately prosper, and also investing in companies with good telecommunications franchises that will attract buyers.

OUTLOOK

The outlook for the economy affects investor psychology. The late February-early March market surge was sparked by encouraging economic data and Federal Reserve Board Chairman Alan Greenspan's uncharacteristically upbeat comments to Congress. However, earnings, valuations and interest rates, not GDP growth, call the stock market tune. We stand ready to invest in attractive opportunities that will develop over the next several months.

/s/ MARC J. GABELLI
--------------------------------
MARC J. GABELLI
Fund Manager
Gabelli Asset Management Company

    IDEX MUTUAL FUNDS
14  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------------
                                                                       From             Inception
                                6 months           1 year           Inception             Date
-------------------------------------------------------------------------------------------------
Class A (NAV)                    6.54%            (21.90)%           (18.00)%            9/15/00
Class A (POP)                    0.68%            (26.20)%           (20.81)%            9/15/00
MSCIWF(1)                        3.47%            (13.53)%           (18.32)%            9/15/00
-------------------------------------------------------------------------------------------------
Class B (NAV)                    6.18%            (22.60)%           (18.65)%            9/15/00
Class B (POP)                    1.18%            (26.47)%           (20.67)%            9/15/00
-------------------------------------------------------------------------------------------------
Class C (NAV)                    6.18%            (22.60)%           (18.65)%            9/15/00
-------------------------------------------------------------------------------------------------
Class M (NAV)                    6.21%            (22.52)%           (18.56)%            9/15/00
Class M (POP)                    4.14%            (24.06)%           (19.07)%            9/15/00
-------------------------------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World Free (MSCIWF) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Securities of global entertainment and communications companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

INVESTMENTS BY GLOBAL REGION AS A PERCENTAGE OF NET ASSETS

                                     APRIL 30, 2002             OCTOBER 31, 2001
                                     --------------             ----------------
Asia/Pacific Rim                          10.2                          21.9
Australia                                  0.4                            --
Europe                                    19.6                          28.2
North America                             47.2                          44.7
Latin America                              4.2                           3.9
Middle East/Africa                         2.1                           0.3
Short-term                                12.7                            --


DIVIDEND REINVESTMENT PLAN

An automatic reinvestment of dividends and/or capital gain distributions into a shareholder's account whereby additional shares are purchased.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  15

                           IDEX GOLDMAN SACHS GROWTH


                                OBJECTIVE/FOCUS

 Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

The U.S. equity market generated a small gain during the reporting period, as the Standard & Poor's 500 Composite Stock Index ("S&P 500") rose 2.31%. The market was extremely volatile, as investors grappled with many competing forces. In November and December 2001, equities rose sharply, due largely to gains on the war on terrorism and in anticipation that the economic downturn would end sooner rather than later. Stocks retreated as the year began, as the Enron debacle unnerved investors. With increasing signs of an economic revival, the market rebounded in March, only to fall sharply in April, due to the escalating conflict in the Middle East and some mixed signals on the economic front.

PERFORMANCE

For the six-months ended April 30, 2002, IDEX Goldman Sachs Growth underperformed its benchmark, the S&P 500. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Bristol-Myers Squibb Company, Inc. (about 1.0% of the fund) recently presented disappointing data on the results of the trial on its pipeline medicine Vanlev. The trial compared Vanlev to Enalapril (a generic hypertension medication) for the treatment of congestive heart failure and was designed to prove that Vanlev was superior to Enalapril. The results of the trial were disappointing and showed that Vanlev was statistically equivalent to Enalapril. These results came as a surprise, as an earlier, smaller trial in congestive heart failure produced promising results. Although this news is clearly disappointing, the pipeline of medicines that are in development should drive growth in the upcoming years.

             FIVE LARGEST HOLDINGS (% OF NET ASSETS)
             ---------------------------------------
         Standard & Poor's 500
          Depository Receipts                     4.3%
         Microsoft Corp.                          3.9%
         Pozer, Inc.                              3.4%
         Wal-Mart Stores, Inc.                    3.2%
         General Electric Company                 3.2%

The media and communication group has undergone a difficult stretch, as a negative view towards this area of the market has plagued these businesses. The large, global media franchises have been negatively

            TOP FIVE INDUSTRIES (% OF NET ASSETS)
            -------------------------------------
         Pharmaceuticals                        7.7%
         Oil and Gas Services                   6.8%
         Banks                                  5.6%
         Securities Brokers                     5.4%
         Software                               5.1%

affected by a pullback in spending, as most companies in this space rely upon advertising revenues to drive earnings growth. Although we firmly believe that advertising will accelerate in conjunction with the growth of the economy, investors have punished these companies based on fears that the downturn will be more prolonged than what current estimates predict.

Positively contributing to the return over the period were the fund's holdings in gaming and lodging companies. After a difficult end to 2001, these stocks soared as expectations for their growth prospects became increasingly more optimistic. For example, Starwood Hotels & Resorts Worldwide, Inc. (0.9%) and Marriott International, Inc., (1.0%) have benefited from the renewed faith in the security of the travel industry. Harrah's Entertainment, Inc., (1.9%) climbed steadily over the past six months, as people flocked to casinos in a variety of regions.

OUTLOOK

After a volatile start to the year for the U.S. equity markets, investors are looking ahead to the remainder of 2002 for an economic recovery. Toward the end of March, Gross Domestic Product growth for the fourth quarter of 2001 was upwardly revised to 1.7% from the previously reported 1.4%. Additionally, consumer confidence jumped in March, demonstrating that a more robust climate for business and employment is expected this year. Although we believe it is impossible to predict the inflection points of the business cycle, indicators point to economic growth this year. As inventories have been worked off throughout the past several quarters, technology companies, for example, should see an increase in demand for their products. The Federal Reserve Board's numerous interest rate cuts will most likely fuel corporate investment as well.

/s/ HERBERT E. EHLERS
------------------------------
HERBERT E. EHLERS
Fund Manager
Goldman Sachs Asset Management

    IDEX MUTUAL FUNDS
16  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------------
                                                                      From              Inception
                                6 months           1 year           Inception              Date
-------------------------------------------------------------------------------------------------
Class A (NAV)                   (2.15)%           (17.89)%           (3.19)%              3/1/99
Class A (POP)                   (7.53)%           (22.40)%           (4.91)%              3/1/99
S&P 500(1)                       2.31%            (12.62)%           (3.10)%              3/1/99
-------------------------------------------------------------------------------------------------
Class B (NAV)                   (2.50)%           (18.55)%           (3.88)%              3/1/99
Class B (POP)                   (7.38)%           (22.63)%           (4.49)%              3/1/99
-------------------------------------------------------------------------------------------------
Class C (NAV)                   (2.50)%           (18.55)%           (9.61)%             11/1/99
-------------------------------------------------------------------------------------------------
Class M (NAV)                   (2.45)%           (18.46)%           (3.78)%              3/1/99
Class M (POP)                   (4.39)%           (20.08)%           (4.08)%              3/1/99
-------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                     APRIL 30, 2002             OCTOBER 31, 2001
                                     --------------             ----------------
Basic Materials                            2.0                         2.6
Communications                            11.5                        11.3
Consumer Cyclical                         11.5                         9.6
Consumer Non-Cyclical                     25.3                        26.3
Energy                                     6.8                         6.3
Financial                                 20.9                        19.8
Industrial                                 5.0                         6.6
Technology                                12.6                        13.0
Utilities                                  0.4                         0.5
Short-term                                 3.8                         4.0


CDSC

Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption of certain fund share classes. The charge declines to zero over a specified time, encouraging the buy and hold approach.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  17

IDEX GREAT COMPANIES - AMERICA(SM)


                                OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets in common stocks of large, established, U.S. based companies.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

During the short-term, the stock market is emotional; however, over the long-term the market is rational.

We believe that this is a key phrase for all long-term investors to remember. Today, fear and negativism have gripped the U.S. stock markets. This negativism stems from increasing unemployment, the continued conflict in the Middle East, rising gasoline costs, a proliferation of accounting scandals and a host of other issues. The continued threat of terrorist attacks in the United States instills fear in the hearts of many, and investing icon Warren Buffet didn't help ease investors' concerns when he made a recent prediction that a nuclear incident will occur in the United States.

We believe that in this environment, speculators will be punished while long-term investors will be rewarded. The key is to invest in solid, well managed companies . . . the essence of our investing strategy.

Frankly, we relish markets that are gripped by negativism. These highly emotional markets provide us with an opportunity to invest in great companies at prices that are often well below their intrinsic values. From a long-term prospective, we are encouraged about the investing environment in the United States. Productivity is improving (up 8.6% in the first quarter of 2002), interest rates are at

                   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
                   ---------------------------------------
         United Technologies Corp.                          9.2%
         Pfizer, Inc.                                       8.9%
         General Electric Company                           8.7%
         Omnicom Group, Inc.                                8.5%
         American International Group, Inc.                 8.5%

historical lows, inflation is virtually non-existent, earnings for the second quarter of 2002 are expected to be more than 37% ahead year-over-year, and many of the companies in our portfolio are strengthening their market positions. As the economy rebounds, the markets will respond in a positive fashion. While we may not see markets grow at 30% per year, we believe that investing in great companies is a sound long-term investing strategy that will be proven over time across a wide variety of market conditions.

             TOP FIVE INDUSTRIES (% OF NET ASSETS)
             -------------------------------------
         Pharmaceuticals                        16.4%
         Household Products                     12.2%
         Securities Brokers                     10.4%
         Machinery-Diversified                   9.2%
         Electronics                             8.7%

PERFORMANCE

For the six months that ended April 30, 2002, IDEX Great Companies-America(SM) underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

The fund looks to invest in stocks of large, established, U.S.-based companies. Stocks are selected from a group of companies we have identified as "great companies." To be considered a great company, a candidate must have: a market cap in excess of $15 billion; have been in business at least 15 years; be a global company; be incorporated in the United States; be highly regarded by management experts; and be publicly traded.

OUTLOOK

We are positive about the long-term investing outlook in the United States. While we have endured a difficult market over the past several years, we are optimistic about the future.

/s/ JAMES HUGUET
-----------------------
JAMES HUGUET

/s/ GERALD W. BOLLMAN
-----------------------
GERALD W. BOLLMAN

/s/ MATTHEW STEPHANI
-----------------------
MATTHEW STEPHANI
Co-Fund Managers
Great Companies, L.L.C.

    IDEX MUTUAL FUNDS
18  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------------
                                                                      From              Inception
                               6 months           1 year            Inception             Date
-------------------------------------------------------------------------------------------------
Class A (NAV)                   (1.87)%           (7.82)%            (6.94)%             7/14/00
Class A (POP)                   (7.26)%           (12.89)%           (9.83)%             7/14/00
S&P 500(1)                       2.31%            (12.62)%           (16.10)%            7/14/00
-------------------------------------------------------------------------------------------------
Class B (NAV)                   (2.18)%           (8.50)%            (7.59)%             7/14/00
Class B (POP)                   (7.07)%           (13.08)%           (9.67)%             7/14/00
-------------------------------------------------------------------------------------------------
Class C (NAV)                   (2.18)%           (8.50)%            (7.59)%             7/14/00
-------------------------------------------------------------------------------------------------
Class M (NAV)                   (2.10)%           (8.36)%            (7.47)%             7/14/00
Class M (POP)                   (4.05)%           (10.19)%           (7.99)%             7/14/00
-------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                     APRIL 30, 2002             OCTOBER 31, 2001
                                     --------------             ----------------
Communications                             8.5                          4.7
Consumer Non-Cyclical                     40.9                         49.6
Financial                                 26.3                         22.7
Industrial                                17.9                         17.6
Short-term                                 4.9                          6.4


                                 BLEND INVESTING

Investing in different types of securities in an effort to reduce the overall volatility of a fund. Generally, different types of securities -- U.S. stocks, foreign stocks, and bonds - do not tend to be susceptible to the same market fluctuations, and therefore should perform well in a range of market conditions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  19

IDEX GREAT COMPANIES - GLOBAL(2)


                                 OBJECTIVE/FOCUS

Long-term growth of capital in a manner consistent with preservation of capital.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

During the past six months, economies around the globe have struggled to break out of the recession of 2001. As economic recovery has come earlier than most expected, the equity markets of many developed countries recorded gains during the past six months.

Domestically, the United States unemployment rate continued to rise to highs not seen for years as capital spending continued its anemic pace. However, economic data including significant gains in worker productivity support a second-half recovery. Even with the signs of economic recovery, the Standard and Poor's 500 Composite Stock Index was up less than 3% during the past six months, providing what we believe remains an excellent buying opportunity in the U.S. market.

European markets were up slightly during the past six months as well. Labor unrest and political issues increased the volatility of these markets. The current recession is the first the new European Union has experienced. As a result of the newness of the European Union and the Euro, the European Central Bank has been slow to react to the struggling economies of its member countries, which appears to be lengthening the recession for some countries in Europe.

Japan's stock market rose significantly as the Japanese Nikkei 225 closed at 11493 on April 30, up from 10366 on October 31, 2001, despite what we believe is a struggling underlying economy. Japanese banks have increased the pace of bad debt write-offs, manufacturing companies accelerated layoffs, and price deflation remained a challenge. However, the Japanese government appears committed to reversing price deflation leading investors to believe the recession may be coming to an end in Japan.

Outside of the major markets of Japan, Europe, and the United States, Argentina devalued its currency. The Argentinean devaluation negatively affected asset values throughout the world. However, to the surprise of many, other Latin American countries did not follow suit and remain surprisingly resilient. The lack of collapse of the remaining Latin American countries is another positive sign that the world economy may in fact be on the road to recovery.

                  FIVE LARGEST HOLDINGS (% OF NET ASSETS)
                  ---------------------------------------
         Pfizer, Inc.                                       5.5%
         AstraZeneca PLC ADR                                5.4%
         General Electric Company                           5.3%
         American International Group, Inc.                 5.0%
         Novartis AG ADR                                    4.8%

PERFORMANCE

For the six months ended April 30, 2002, the fund outperformed its benchmark, the Morgan Stanley Capital International World Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Owning foreign stocks benefited shareholders as some of our Asian stocks including Canon, Inc., Samsung

              TOP FIVE COUNTRIES (% OF NET ASSETS)
              ------------------------------------
         United States                         56.6%
         Japan                                  6.8%
         Switzerland                            4.8%
         United Kingdom                         4.7%
         France                                 4.7%

Electronics Company, Ltd. and Sony Corp. increased by more than 30% during the six months ended April 30, 2002. In fact, over the past six months, shares of Samsung increased more than 90% in terms of U.S. dollars. Our European shares also contributed to our positive return to shareholders as SAP AG, Nestle SA and L'Oreal SA all posted strong double-digit share price appreciation during the quarter. Though we were disappointed in the poor performance of some of our U.S. blue chip stocks such as International Business Machines Corp., Pfizer, Inc. and General Electric Company, global diversification provided positive returns to shareholders.

As investors seeking to create long-term wealth, we carefully select companies in businesses we believe have favorable economics with great management teams. We continue to search for companies in excellent businesses with superior management teams and evaluate those companies and management teams in our portfolio. This continued revaluation caused us to replace stocks of poorly performing companies with companies we believe meet our strict requirements for investment.

OUTLOOK

We believe the U.S. economy is showing signs of recovery and that the recovery may indeed be stronger than many economists expect. This trend of positive economic surprises is likely to continue globally as productivity gains fuel growth in real Gross Domestic Product of the developed economies. We also believe that the companies in which we invest are the market leaders in their respective markets and have gained market share during the current recession. As the globe moves out of the current recession, we expect the global great companies to outperform their competitors both in the market place and share price.

/s/ JAMES HUGUET
-----------------------
JAMES HUGUET

/s/ GERALD W. BOLLMAN
-----------------------
GERALD W. BOLLMAN

/s/ MATTHEW STEPHANI
-----------------------
MATTHEW STEPHANI
Co-Fund Managers
Great Companies, L.L.C.

    IDEX MUTUAL FUNDS
20  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]


This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

------------------------------------------------------------------------------------------------
                                                                      From             Inception
                                6 months           1 year           Inception             Date
------------------------------------------------------------------------------------------------
Class A (NAV)                    3.73%            (12.90)%           (20.32)%            9/15/00
Class A (POP)                   (1.97)%           (17.69)%           (23.06)%            9/15/00
MSCIW(1)                         3.47%            (13.53)%           (18.32)%            9/15/00
------------------------------------------------------------------------------------------------
Class B (NAV)                    3.51%            (13.52)%           (20.89)%            9/15/00
Class B (POP)                   (1.49)%           (17.85)%           (22.86)%            9/15/00
------------------------------------------------------------------------------------------------
Class C (NAV)                    3.51%            (13.52)%           (20.89)%            9/15/00
------------------------------------------------------------------------------------------------
Class M (NAV)                    3.51%            (13.46)%           (20.82)%            9/15/00
Class M (POP)                    1.47%            (15.18)%           (21.31)%            9/15/00
------------------------------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

INVESTMENTS BY GLOBAL REGION AS A PERCENTAGE OF NET ASSETS


                                     APRIL 30, 2002             OCTOBER 31, 2001
                                     --------------             ----------------
Asia/Pacific Rim                           8.8                        11.0
Australia                                  4.3                         4.8
Europe                                    30.2                        30.7
North America                             48.5                        54.3
Short-term                                 8.0                        12.6

EURODOLLAR

A certificate of deposit in U.S. dollars in a bank that is not located in the U.S.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  21

IDEX GREAT COMPANIES - TECHNOLOGY(SM)


                                OBJECTIVE/FOCUS

     Long-term growth of capital by investing in common stocks of companies that offer technology or communications related products and services.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The volatility exhibited in the market for technology stocks has not abated. Indeed, it has increased in the past six months. Each tidbit of news is magnified and extrapolated into a new trend, no matter what the previous news has been. So a series of false starts and disappointments has resulted in a staccato pattern of violent price swings. Without a longer-term frame of reference, investors simply choose to punt. Holding money market funds seems ever so serene. But, of course, this period may well look in hindsight like the best time in a long while to begin participating in the one sector that for more than a decade has been gaining in its share of the world economy.

PERFORMANCE

For the six months ended April 30, 2002, the fund underperformed its benchmark, the NASDAQ Composite Index. Please refer to the Performance Table on the next page for additional information.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   Intel Corp.                   8.2%
   Texas Instruments, Inc.       8.2%
   Analog Devices, Inc.          7.9%
   Sun Microsystems, Inc.        7.8%
   Cisco Systems, Inc.           7.7%

STRATEGY REVIEW

Although technology stocks rose sharply in November and December of 2001, since then virtually all the gains have receded. And the longer that signs of recovery are delayed, the more concerned and nervous investors become - and the more short-term investors get shaken out of the technology marketplace. IDEX Great Companies - Technology(SM) has shown great relative strength in periods of strong price rallies, a reflection, we think, of the great competitive and financial strengths of these companies.

As investors who are seeking to create long-term wealth, we carefully select companies that dominate their portion of the technology sector, and have favorable long-term economics with great management teams. With the tides of technology


TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Semiconductors                       33.9%
   Software                             19.7%
   Computers                            16.1%
   Commercial Services/Technology        7.9%
   Office/Business Equipment             7.7%

advances, each company's strength seems measured by its ability to navigate the rapid change and not only adjust, but to get out in front of the waves of new capabilities. Though we continue to search for companies in excellent technology businesses with superior management teams, we also continually assess the companies and management teams in our portfolio. This process resulted in replacing stocks of poorly performing companies with companies we believe meet our strict requirements for investment.

OUTLOOK

We believe the U.S. economy is showing signs of recovery and that the recovery may indeed be stronger than many economists expect. This trend of positive economic surprises is likely to continue as productivity gains fuel growth in real Gross Domestic Product. We also believe that the companies in which we invest are market leaders in the technology sector and, because of their financial strength, have gained market share during the current recession. As the economic recovery gains momentum, we expect the technology great companies to outperform their competitors both in the market place and share price.



/s/ JAMES HUGUET
-----------------------
JAMES HUGUET


/s/ GERALD W. BOLLMAN
-----------------------
GERALD W. BOLLMAN


/s/ MATTHEW STEPHANI
-----------------------
MATTHEW STEPHANI
Co-Fund Managers
Great Companies, L.L.C.


22  IDEX MUTUAL FUNDS
    SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------------------
                                                                     From          Inception
                                    6 months         1 year        Inception          Date
--------------------------------------------------------------------------------------------
Class A (NAV)                        (0.24)%         (29.19)%       (43.26)%        7/14/00
Class A (POP)                        (5.73)%         (33.08)%       (45.02)%        7/14/00
NASDAQ Composite(1)                  (0.12)%         (20.23)%       (40.21)%        7/14/00
--------------------------------------------------------------------------------------------
Class B (NAV)                        (0.49)%         (29.85)%       (43.78)%        7/14/00
Class B (POP)                        (5.46)%         (33.36)%       (45.05)%        7/14/00
--------------------------------------------------------------------------------------------
Class C (NAV)                        (0.49)%         (29.85)%       (43.78)%        7/14/00
--------------------------------------------------------------------------------------------
Class M (NAV)                        (0.43)%         (29.73)%       (43.69)%        7/14/00
Class M (POP)                        (2.41)%         (31.13)%       (44.01)%        7/14/00
--------------------------------------------------------------------------------------------

NOTES

(1) The NASDAQ Composite (NASDAQ Composite) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Communications                               2.0
Consumer Cyclical                            3.0
Consumer Non-Cyclical                       15.5
Financial                                    2.7
Industrial                                   4.7                      8.0
Technology                                  77.4                     79.0
Short-term                                   1.3                      7.6

NON-DIVERSIFIED FUND

This type of fund takes larger positions in a smaller number of issuers and is therefore more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  23

                         IDEX ISABELLE SMALL CAP VALUE


                                 OBJECTIVE/FOCUS

           Capital appreciation by investing primarily in relatively under-valued common stocks of domestic small companies.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

By most measures the U.S. economy has improved and the prospects for sustainable economic growth now appear to be very realistic. Although we remain aware of the potential events that may slow or derail a full-fledged recovery (higher fuel prices, the potential for higher interest rates and the continuing deterioration of Middle East relations) we remain optimistic that there will be favorable progress for the economy.

Positive economic news is starting to filter into the market and has provided some support for investors. Consumer confidence and demand has improved, corporate earnings continue to be mixed with many large-cap companies reporting that earnings will improve during the ever elusive "quarter after next."

Many economists identified the "inventory glut" as a contributing factor to the recent economic slowdown. We are pleased that many companies have successfully worked through these inventories by trimming production, heavily discounting merchandise and offering free financing that has maintained consumers' interests throughout the recession. In fact, February marked the 13th consecutive month of reductions in "unsold goods" for U.S. companies as reported to the Commerce Department. This is great news for companies that can quickly respond to an increase in demand - specifically small companies in sectors such as basic materials, technology, capital goods and consumer cyclicals.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   AK Steel Holdings Corp.      2.9%
   Crompton Corp.               2.9%
   PolyOne Corp.                2.6%
   InterTAN, Inc.               2.5%
   United Therapeutics Corp.    2.5%

PERFORMANCE

For the six months ended April 30, 2002, IDEX Isabelle Small Cap Value outperformed its benchmark, the Russell 2000 Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

We remain focused on and committed to our investment approach: conduct thorough research, buy companies selling at a substantial discount to their economic value, maintain a long-term time horizon and try to ignore the short-term pricing inefficiencies of the stock market. We search for quality companies that others have over-looked, ignored or given-up on and purchase them at favorable prices.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Electronic
     Components/Equipment       8.4%
   Chemicals                    8.2%
   Biotechnology                6.0%
   Machinery-Diversified        5.4%
   Iron/Steel                   5.3%

Today's investors are rewarded for uncovering profitable companies with sound business strategies, assets, revenue and profits - the core beliefs that have driven the long-term out-performance of value investing - and the market continues to discount the themes of the past bull market such as large-cap, growth, momentum and indexation.

As we have experienced in the past, the prospects for small-cap value stocks never seem to appear brighter than when the economy is pulling out of a recession. The low interest rate environment, operating flexibility and a renewed interest in valuations have always served small cap value stocks well.

OUTLOOK

The prospects for the market appear to be positive. As "stock pickers" we are less concerned with the overall direction of the market and more focused on uncovering value on a stock-by-stock basis.

There has been some concern about the length of the continuing rally in small-cap value stocks, which have been the leading asset class over the past two years. Many investors are growing skeptical that small-cap value stocks can maintain this market leadership position. We believe there is still a great opportunity for our asset class due to the following factors: 1) throughout the late 1990s small-cap value stocks were extremely undervalued relative to large cap stocks; 2) asset flows into the small-cap value segment of the market remain very strong both institutionally and through mutual funds; and 3) we have not experienced the merger/buyout activity typically experienced in the latter stages of an asset class rally. We estimate that we may be currently in the 5th or 6th inning of the small-cap value ball game with plenty of opportunity ahead!

Recent market activity and asset flow facts notwithstanding, there is an old stock market adage: "Small caps lead the stock market out of recession." If history is any guide, we may be in for an extended period of out-performance for small-company stocks.



/s/ WARREN J. ISABELLE
-------------------------------
WARREN J. ISABELLE
Fund Manager
Ironwood Capital Management LLC


    IDEX MUTUAL FUNDS
24  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                     From         Inception
                                       6 months       1 year       Inception         Date
-------------------------------------------------------------------------------------------
Class A (NAV)                           23.72%        18.90%         23.10%         4/2/01
Class A (POP)                           16.91%        12.36%         16.82%         4/2/01
Russell 2000(1)                         20.03%         6.68%         11.60%         4/2/01
-------------------------------------------------------------------------------------------
Class B (NAV)                           23.21%        17.95%         22.19%         4/2/01
Class B (POP)                           18.21%        12.95%         18.55%         4/2/01
-------------------------------------------------------------------------------------------
Class C (NAV)                           23.21%        18.06%         22.19%         4/2/01
-------------------------------------------------------------------------------------------
Class M (NAV)                           23.29%        18.25%         22.37%         4/2/01
Class M (POP)                           21.06%        16.07%         20.33%         4/2/01
-------------------------------------------------------------------------------------------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1- 800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Basic Materials                              14.8                     15.6
Communications                                2.1                      3.2
Consumer Cyclical                             7.6                     10.8
Consumer Non-Cyclical                        13.5                      8.3
Energy                                        0.6                      1.4
Financial                                     1.8                      3.8
Industrial                                   28.6                     25.2
Technology                                    4.7                      2.5
Short-term                                   26.7                     32.1

FAIR MARKET VALUE

The value of an asset determined among a willing buyer and seller in an open market.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  25

IDEX JANUS BALANCED


CREDIT QUALITY OF BONDS
(% OF NET ASSETS) S&P
-----------------------
     AAA        16.4%
     AA          4.9%
     A           7.3%
     BBB         9.1%
     BB           --
     B            --
     All C's      --
     N/R          --
     NA          5.0%

CREDIT QUALITY OF BONDS
(% OF NET ASSETS) MOODY'S
-------------------------
     A1          2.4%
     A2          3.4%
     A3          1.3%
     AA1         1.1%
     AA2         2.8%
     AA3         1.3%
     AAA        21.1%
     BA1         0.3%
     BA2         0.2%
     BA3         0.3%
     BAA1        1.4%
     BAA2        5.9%
     BAA3        1.2%

                                OBJECTIVE/FOCUS

       Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

Financial markets were overcome by fear the first three months of the year. Stocks ended the quarter mixed, as a crisis of confidence triggered by the collapse of energy trader Enron, weighed on share prices across the board.

While investors fretted over questionable corporate accounting practices, however, news on the economic front gave them hope a recovery was under way. Manufacturing activity expanded for the first time in a year and a half. The pace of economic growth picked up as well, with Gross Domestic Product climbing 1.7% in the fourth quarter.

Still, questions remained about when this positive economic data would translate into improved corporate earnings. On top of that, just as the uproar over Enron began to die down, the markets were buffeted by fears the Federal Reserve Board ("Fed") would soon raise interest rates. Although the Fed elected to hold rates steady at 1.75%, in March it changed its policy stance to neutral, seeing risks to the economy as balanced between weak growth and inflation.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   Treasury Notes 05/15/2030     2.7%
   Citigroup, Inc.               2.0%
   Honeywell International, Inc. 1.9%
   Treasury Notes 05/15/2016     1.9%
   3M Company                    1.9%

In the bond market, yields on U.S. Treasury securities soared during the period as traders anticipated a rise in borrowing costs. Two-year notes, which are most sensitive to interest rate moves, surged 68 basis points to their highest level in six months. With respect to the fund's fixed-income position, our duration still closely matches that of our benchmark.

PERFORMANCE

For the six-month period that ended April 30, 2002, the fund outperformed the Lehman Brothers U.S. Government/Credit Index, but underperformed the Standard and Poor's 500 Composite Stock Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Among our contributors was Anheuser-Busch Companies, Inc. ("Anheuser-Busch"), a holding that has occupied a position in the fund since we first assumed management responsibilities over two years ago. That longevity is due to the fact that Anheuser-Busch epitomizes everything we look for in an investment. The brewer enjoys improving free cash flow, declining capital intensity and, as the maker of Budweiser, Bud Light, Busch, Michelob and other

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   U.S. Government Securities     11.0%
   U.S. Government Agencies        9.0%
   Banks                           6.1%
   Beverages                       5.5%
   Insurance

specialty brands, dominant market share. Recently, the company forecast 2002 earnings-per-share growth target of 13% and felt confident enough to raise its target for 2003.

Another winner for the quarter was Honeywell International, Inc. ("Honeywell"). When the proposed merger between the diversified manufacturer and industrial giant General Electric Company was rejected by European Union regulators last year, Honeywell was left with a weakened management team and suffered from a lack of focus. Consequently, its stock price tumbled, which we viewed as an attractive buying opportunity. Since then, we have been pleased to see well-regarded former CEO Larry Bossidy temporarily come out of retirement to help put the company back on track.

On the downside, International Business Machines Corp. ("IBM"), hindered our results. The computer and technology behemoth slipped lower on investor misconceptions about its financial reporting practices. But while the company's accounting was given a clean bill of health, shares were hurt further by Chairman Lou Gerstner's decision to retire earlier than many expected. Nevertheless, we believe IBM, as the leading provider of outsourcing services, stands to benefit as more and more companies move toward outsourcing information technology. Given the atmosphere of uncertainty surrounding IBM, we are keeping a close eye on the situation.

OUTLOOK

Going forward, the markets appear to be locked in a period of "wait and see" with regard to whether the Fed will raise interest rates and whether corporate profits will match the growth that recent economic data indicate we are experiencing. That being said, we are not particularly optimistic about the near-term prospects for stocks. However, we are optimistic that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find companies that will reward our confidence.



/s/ KAREN L. REIDY
----------------------------
Fund Manager
Janus Capital Management LLC


    IDEX MUTUAL FUNDS
26  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                       From       Inception
                             6 months        1 year       5 year     Inception       Date
-------------------------------------------------------------------------------------------
Class A (NAV)                  1.80%         (3.66)%      11.44%       13.66%      12/2/94
Class A (POP)                 (3.80)%        (8.96)%      10.19%       12.80%      12/2/94
S&P 500(1)                     2.31%        (12.62)%       7.56%       14.26%      12/2/94
LBGC(1)                       (0.99)%         7.48%        7.55%        8.15%      12/2/94
-------------------------------------------------------------------------------------------
Class B (NAV)                  1.52%         (4.25)%      10.76%       12.35%      10/1/95
Class B (POP)                 (3.48)%        (9.04)%      10.63%       12.35%      10/1/95
-------------------------------------------------------------------------------------------
Class C (NAV)                  1.52%         (4.25)%         --        (1.02)%     11/1/99
-------------------------------------------------------------------------------------------
Class M (NAV)                  1.56%         (4.17)%      10.86%       13.07%      12/2/94
Class M (POP)                 (0.46)%        (6.07)%      10.64%       12.92%      12/2/94
-------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Basic Materials                               1.4                      3.5
Communications                                5.1                      6.2
Consumer Cyclical                            11.2                      9.4
Consumer Non-Cyclical                        18.2                     13.5
Energy                                        3.6                      5.0
Financial                                    18.1                     17.6
Industrial                                    5.3                      5.4
Technology                                    6.3                      4.0
Utilities                                     1.6                      1.8
Long-term U.S. Gov't                         20.0                     20.4
Short-term                                    8.7                     12.4

BALANCED INVESTING

The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  27

IDEX JANUS CAPITAL APPRECIATION


                                OBJECTIVE/FOCUS

               Long-term growth of capital by normally investing at least 50% of assets in medium-sized companies.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The market's whipsaw performance during the first quarter of 2002 was fueled largely by investor sentiment that vacillated between hope for a strong recovery and concerns that an eventual upturn would be less robust than first envisioned. Given conflicting economic reports, the Federal Reserve Board left interest rates unchanged, largely reflecting what many investors feel: they want to see more data.

PERFORMANCE

For the six months ended April 30, 2002, the fund underperformed its benchmark the Standard and Poor's Midcap 400 Index. For more information, please refer to the Performance Table on the next page.

STRATEGY REVIEW

With our experience managing small and large-cap funds, we will continue to manage a diversified portfolio, with 80 to 90 names representing broader industry and sector exposure. We will limit top position sizes to approximately 3% of assets. We believe this will mitigate the risk of any single adverse event occurring to a mid-cap company we own.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
  Laboratory Corp. of America
    Holdings                     2.9%
  St. Jude Medical, Inc.         2.7%
  eBay, Inc.                     2.6%
  Apollo Group, Inc. Class A     2.5%
  Lamar Advertising Company      2.5%

We are also extremely focused on tangible earnings, free cash flow and current working capital improvement, which we believe helps provide fundamental support for a stock even when markets turn south. Lastly, we seek a balance between rapid earnings growers and companies that have moderate growth which, we believe, possess a positive catalyst for change. We believe that this approach should deliver protection on the downside and still participate quite nicely in an up market.

Approximately 35% of the fund's holdings were sold during the quarter. We have redeployed about half of the proceeds of these sales and finished the quarter looking at additional opportunities for the remainder of the cash.

As a result of this process, we reduced or liquidated many positions. Among the larger of these were Crown Castle International, Corp. ("Crown") and Cree, Inc.

Crown leases the infrastructure that supports the wireless networks of telecommunication service providers, such as

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Healthcare Services                  10.5%
   Commercial Services/Business         10.4%
   Semiconductors                        6.3%
   Healthcare Products                   5.5%
   Insurance                             4.8%

Cingular and Sprint. The Crown stock has been punished by concerns over the health of this struggling customer base, and while we believe this condition to be temporary, we felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing.

Semiconductor producer Cree, Inc., which made the largest negative contribution to the fund's performance for the quarter, has missed earnings for several consecutive quarters due to lackluster demand for its products. We trimmed about 70% of this position but we are encouraged the company is still profitable during this downturn.

Positive contributors to the fund included financial concern AFLAC, Inc. and Laboratory Corp. of America Holdings. After a restructuring of its Japanese sales force, AFLAC is rebounding from struggles in that market, where it enjoys an astounding 85% market share in supplemental insurance. With the wind at its back from a successful ad campaign, AFLAC has trained its sights on greatly increased market penetration in the U.S. as well.

Integrated Device Technology, Inc., one of the fund's larger holdings, also performed well as large customer order patterns show improvements following a dramatic 2001 slowdown. Paychex, Inc., a longtime holding, made one of the largest positive contributions to the fund. The payroll processing firm's 350,000 small- and mid-size business clients provide it an annuity revenue stream that continues to grow even in the economic downturn.

OUTLOOK

Going forward, we believe that the economy is improving, but I question how strong the eventual upturn will be. Even in the current volatile market, however, the mid-cap stock realm continues to provide many exciting opportunities in companies that we feel are under researched compared to the large-cap arena, and more established than small-cap stocks.



/s/ JONATHAN COLEMAN
----------------------------
JONATHAN COLEMAN
Fund Manager
Janus Capital Management LLC


    IDEX MUTUAL FUNDS
28  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]


This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                        From      Inception
                             6 months        1 year       5 year      Inception      Date
-------------------------------------------------------------------------------------------
Class A (NAV)                 (4.62)%       (31.60)%       3.77%        7.55%      12/2/94
Class A (POP)                 (9.87)%       (35.36)%       2.61%        6.73%      12/2/94
S&P 400(1)                    20.02%          6.57%       17.27%       18.54%      12/2/94
-------------------------------------------------------------------------------------------
Class B (NAV)                 (4.98)%       (32.34)%       3.11%        3.00%      10/1/95
Class B (POP)                 (9.73)%       (35.72)%       2.94%        3.00%      10/1/95
-------------------------------------------------------------------------------------------
Class C (NAV)                 (4.98)%       (32.34)%         --       (28.17)%     11/1/99
-------------------------------------------------------------------------------------------
Class M (NAV)                 (4.96)%       (32.25)%       3.21%        6.98%      12/2/94
Class M (POP)                 (6.85)%       (33.60)%       3.00%        6.84%      12/2/94
-------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's MidCap 400 (S&P 400) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Basic Materials                              0.2
Communications                              11.4                      15.9
Consumer Cyclical                            4.2                       4.4
Consumer Non-Cyclical                       35.1                      49.8
Energy                                       2.9                       3.5
Financial                                   13.9                       6.0
Industrial                                   3.4                       1.2
Technology                                  10.3                       6.6
Utilities                                    2.9                       5.8
Short-term                                  16.7                       6.9

CYCLICAL VS. NON-CYCLICAL

Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  29

IDEX JANUS FLEXIBLE INCOME


     CREDIT QUALITY OF BONDS
     (% OF NET ASSETS) S&P
     -----------------------
     AAA             25.5%
     AA               2.3%
     A                8.5%
     BBB             39.6%
     BB               5.6%
     B                5.2%
     All C's           --
     N/R               --
     NA               9.7%

     CREDIT QUALITY OF BONDS
     (% OF NET ASSETS) MOODY'S
     -------------------------
     A2                 2.6%
     A3                 3.8%
     AA2                2.1%
     AA3                0.5%
     AAA               25.3%
     B1                 1.6%
     B2                 3.3%
     B3                 0.2%
     BA1               13.3%
     BA2                0.8%
     BA3                0.5%
     BAA1               9.1%
     BAA2               9.3%
     BAA3              12.7%
     CAA2               0.3%
     N/R                7.4%
     NA                 3.6%

                                OBJECTIVE/FOCUS

Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

During the first quarter of 2002, the U.S. economy exhibited a significant turnaround from the dramatic weakness it experienced over the final four months of 2001. Consumer confidence measures improved, the unemployment rate retreated from a December peak and spending patterns remained healthy. In addition, the industrial sector awoke from a long slumber and recorded improved production numbers.

Not surprisingly, interest rates did an about-face. Two-year Treasury bills finished the quarter nearly 70 basis points higher than they were on New Year's Day and 10-year notes closed about 35 basis points higher. In anticipation of a healthier economy, the bond markets decided not to wait for the Federal Reserve Board ("Fed"), which kept its short-term lending rate at 1.75%, to take action. However, the markets' anticipatory pricing has paved the way for Fed Chairman Alan Greenspan to start nudging rates back up and take back some of the liquidity released into the system last fall.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
   Fannie Mae 03/15/2005             6.1%
   Treasury Bond 08/15/2023          4.0%
   Treasury Bond 08/15/2022          3.4%
   Fannie Mae 11/15/2030             3.3%
   Treasury Bond 05/15/2016          3.1%

PERFORMANCE

For the six-months ended April 30, 2002, the IDEX Janus Flexible Income underperformed its benchmark the Lehman Brothers U.S. Government/Credit Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

As a whole, the spread between investment grade corporate notes and government issues tightened, and we were rewarded for our corporate-heavy strategy. Indicative of our short-term mindset was a Verizon Global Funding Corp. note due in April 2003, which traded essentially unchanged - a plus during a period of rising rates and falling prices in the Treasury markets. In an effort to solidify its investment-grade ratings, the one-time "Baby Bell" has undertaken an aggressive debt-reduction campaign, including buying back short-term debt.

We've been pleased with the continued focus on the balance sheet by The Dial Corp., a soap and personal goods manufacturer that is committed to converting improved profits and cash flow into a smaller debt load.

   TOP FIVE INDUSTRIES (% OF NET ASSETS)
   -------------------------------------
   U.S. Government Securities   19.9%
   U.S. Government Agencies     12.8%
   Healthcare Services           8.1%
   Environmental Control         3.2%
   Electric                      2.8%

Expectations for economic prosperity also tend to shore up higher-risk issues, and we enhanced our high-yield roster with Clarent Hospital Corp. ("Clarent") and Apple Computer. Clarent, formerly known as Paracelsus Healthcare, offers a very unique situation in that it's liquidating all of its hospital holdings, yet it's carrying a restructured issue callable in August that pays an 11.5% coupon. Since it has no relevant operations, the company won't miss any earnings and the asset sales put enough cash in the bank to buy back the bonds.

OUTLOOK

Looking ahead, bond investors must be wary after enjoying two years of declining interest rates. The cautionary stance should start with the recovering economy as its effects on inflation and employment growth could outpace the rate hikes the Treasury market has already priced into the mix. If Gross Domestic Product growth returns to the rapid pace we saw a couple of years ago, the Fed may increase rates more than is currently discounted, which will further pressure returns.

During this time of transition, we will continue to utilize our latitude in flexibility within the fixed-income arena. By identifying investment-grade issues that benefit from an improving economy, high-yield credits with the potential to benefit even more and short-term bonds that aren't as sensitive to the coming rate increases, we believe we're positioned well to absorb the market's moves in the coming quarters.

/s/ RONALD V. SPEAKER
-----------------------------
RONALD V. SPEAKER
Fund Manager
Janus Capital Management LLC

   IDEX MUTUAL FUNDS
30 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

---------------------------------------------------------------------------------------------------
                                                                               From      Inception
                            6 months     1 year     5 year     10 year      Inception       Date
---------------------------------------------------------------------------------------------------
Class A (NAV)                (1.52)%      5.69%      6.59%      7.46%         7.59%       6/29/87
Class A (POP)                (6.20)%      0.67%      5.56%      6.94%         7.24%       6/29/87
LBGC(1)                      (0.99)%      7.48%      7.55%      7.53%         8.31%       6/29/87
---------------------------------------------------------------------------------------------------
Class B (NAV)                (1.79)%      4.97%      5.90%        --          6.07%       10/1/95
Class B (POP)                (6.70)%     (0.03)%     5.74%        --          6.07%       10/1/95
---------------------------------------------------------------------------------------------------
Class C (NAV)                (1.79)%      4.97%        --         --          5.42%       11/1/99
---------------------------------------------------------------------------------------------------
Class M (NAV)                (1.75)%      5.07%      6.00%        --          5.70%       10/1/93
Class M (POP)                (3.70)%      3.02%      5.79%        --          5.58%       10/1/93
---------------------------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                            APRIL 30, 2002     OCTOBER 31, 2001
                                            --------------     ----------------
Basic Materials                                  0.7
Communications                                   8.2                 7.1
Consumer Cyclical                                9.0                 8.9
Consumer Non-Cyclical                           21.1                19.9
Energy                                           3.2                 2.5
Financial                                        8.7                 8.5
Industrial                                       4.3                 4.9
Technology                                       2.2                 1.8
Utilities                                        5.4                 5.5
Long-term U.S. Gov't                            33.7                36.8
Short-term                                       0.9                 4.5

CREDIT RATINGS

A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  31

IDEX JANUS GLOBAL


                                OBJECTIVE/FOCUS

Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Performance by the world's equity markets was mixed in the first quarter as investors tried to assess whether the strength of the unfolding global economic rebound was already reflected in equity markets following the December, 2001 quarter rally.

Although corporate earnings remained depressed in the period, the brighter economic outlook suggested that profitability could improve in the second half of the year. Against this backdrop, both the Federal Reserve Board and the European Central Bank left interest rates unchanged. In Japan, signs that the economy may be stabilizing helped the Nikkei 225 Index gain ground despite continued concerns over that country's entrenched structural inefficiencies. Meanwhile, an improved U.S. economic climate and firming commodity prices buoyed the outlook for the emerging markets, helping to dispel the cloud cast by Argentina's recent credit default and currency devaluation.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
   Citigroup, Inc.                    3.0%
   Pfizer, Inc.                       2.3%
   Clear Channel
     Communications, Inc.             2.1%
   Koninklijke Ahold NV               1.9%
   Total Fina Elf SA                  1.8%

PERFORMANCE

In the six months ended April 30, 2002, the fund underperformed its benchmark, the Morgan Stanley Capital International World Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Hindering results was a sharp decline in shares of Tyco International Ltd. ("Tyco"), one of our largest holdings. In the wake of the Enron accounting scandal, corporate accounting methods came under scrutiny and Tyco faced questions about its aggressive acquisition strategy and increasing debt position. However, we believe the underlying value of Tyco's businesses will dispel these fears, and we are therefore maintaining our position in the company.

Investor concerns over acquisitions-led earnings growth also hurt our position in Netherlands-based Koninklijke Ahold NV ("Ahold"), the world's third-largest grocery retailer. While Ahold's moves to consolidate the food retailing industry have led to more complexity in its financial reporting, it has also allowed the company to gain tremendous economies of scale. In addition, Ahold has entered the faster-growing food service business, delivering foodstuffs and supplies to restaurant customers. Ahold, with double-digit growth and an earnings multiple that is almost half that of the broader market, we continue to find the stock attractive.

NOTE: This fund is closed to new investors.

   TOP FIVE COUNTRIES (% OF NET ASSETS)
   ------------------------------------
   United States             50.1%
   United Kingdom             9.6%
   Japan                      7.1%
   Netherlands                6.2%
   France                     5.4%

On a positive note, several of our consumer staples stocks supported the fund's performance. One standout was U.K.-based Diageo PLC, the world's leading distiller and distributor of premium beverages. Diageo PLC boasts a stable of powerhouse brands that include Smirnoff vodka, Tanqueray gin and Guinness beer.

Helping to support our results were solid gains by leading Japanese export firms benefiting from a weak yen. One strong performer was electronics and media behemoth Sony Corp., which continues to grow its global market opportunity through the popularity of its PlayStation2 gaming platform and its development of novel digital consumer electronics products. A weaker yen and stronger-than-expected sales also helped recent portfolio additions Nissan and Toyota, most notably in the highly profitable U.S. market.

Several emerging market companies helped performance in the quarter. Petroleo Brasileiro SA, the Brazilian energy giant, and PetroChina Company, Ltd. the leading oil producer in China, both rose as a result of higher crude oil prices. At discounts of 40% or more to comparable oil companies in more developed markets, we continue to find the valuation of both companies attractive. In Asia, Samsung Electronics Company, Ltd. posted gains as it became clear that the semiconductor industry has reached its lowest point, and investors began to anticipate improved earnings from these leading companies.

OUTLOOK

As we look into the future, we continue to see mixed signals in the global economic environment. Although consumer spending and housing remain robust, particularly in the U.S., there have been few signs of any sustained uptick in the manufacturing sector anywhere in the world. Asa result, it is possible that the anticipated earnings recovery could be muted, and that the environment for equities could remain volatile. In light of this, we have built a well-balanced and diversified portfolio, combining defensive franchises with more cyclical names. We continue to search for opportunities that combine reasonable valuations with sustainable growth prospects and improving returns.

/s/ HELEN YOUNG HAYES
------------------------------
HELEN YOUNG HAYES

/s/ LAURENCE CHANG
------------------------------
LAURENCE CHANG
Co-Fund Managers
Janus Capital Management LLC


   IDEX MUTUAL FUNDS
32 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

----------------------------------------------------------------------------------------------
                                                                           From      Inception
                                        6 months    1 year     5 year   Inception       Date
----------------------------------------------------------------------------------------------
Class A (NAV)                             1.45%     (21.18)%    6.30%     13.77%       10/1/92
Class A (POP)                            (4.13)%    (25.51)%    5.10%     13.10%       10/1/92
MSCIW(1)                                  3.47%     (13.53)%    4.35%      9.10%       10/1/92
----------------------------------------------------------------------------------------------
Class B (NAV)                             1.18%     (21.81)%    5.78%      9.50%       10/1/95
Class B (POP)                            (3.82)%    (25.72)%    5.62%      9.50%       10/1/95
----------------------------------------------------------------------------------------------
Class C (NAV)                             1.18%     (21.81)%      --     (10.03)%      11/1/99
----------------------------------------------------------------------------------------------
Class M (NAV)                             1.22%     (21.72)%    5.90%     11.21%       10/1/93
Class M (POP)                            (0.80)%    (23.28)%    5.69%     11.08%       10/1/93
----------------------------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

INVESTMENTS BY GLOBAL REGION AS A PERCENTAGE OF NET ASSETS

                                    4/30/02                  10/31/01
                                --------------           ----------------
Asia/Pacific Rim                     10.2                       8.9
Australia                             0.5
Europe                               31.5                      29.3
Latin America                         4.6                       5.1
Middle East                           1.2                       1.0
North America                        43.0                      42.7
Short-term                            8.6                      12.8

REGION

A region represents countries within a given geographic area. Regional analysis is provided for global and international investors to illustrate the regions in which the fund is invested.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 33

IDEX JANUS GROWTH


OBJECTIVE/FOCUS

 Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

After the December, 2001 quarter's robust performance, equity markets searched for direction the orst three months of the year, turning in mixed results for the period. Stocks floundered as investors overlooked a batch of positive economic data and focused instead on questionable bookkeeping practices in the wake of the Enron accounting debacle.

However, convincing evidence the yearlong recession had ended began to emerge. Manufacturing activity, which had been in decline for a year and a half, showed welcome signs of rebounding. Investment in inventories also rose after falling to record low levels, signaling expectations for renewed demand.

Nevertheless, this upbeat economic news had yet to be reflected in business investment and corporate earnings, and the Federal Reserve Board ("Fed") left borrowing costs at 1.75%. However, in a change from previous policy, the Fed declared risks to the economy were balanced between weak growth and inflation. Investors, seeing the Fed's shift as a precursor to higher rates, bid stocks lower as a result.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
   General Electric Company           8.1%
   Viacom, Inc. Class B               6.4%
   Xilinx, Inc.                       5.2%
   Home Depot, Inc.                   5.2%
   eBay, Inc.                         4.6%

PERFORMANCE

For the six months ended April 30, 2002, the fund underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Top holding General Electric Company ("GE") turned in lackluster performance during the quarter as the market punished companies with complex financial statements. Shares slid after debt-rating agency Moody's wrote in a report that it believed some businesses, GE among them, relied too heavily on the short-term commercial paper market to fund their operations. In response, GE took steps to improve its financial reporting transparency. In March GE reiterated its 2002 target of 17% to 18% earnings-per-share growth. After a visit to GE in late March, our confidence in the management team at GE was fortified. Bottom line, we believe in the strength of GE's financial model and are confident the company has the people and processes in place to successfully manage through the current economic environment.

   TOP FIVE INDUSTRIES (% OF NET ASSETS)
   -------------------------------------
   Semiconductors               11.9%
   Pharmaceuticals               8.3%
   Electronics                   8.2%
   Newspapers                    6.5%
   Retail/Specialty              6.4%

Elsewhere, after posting an eye-popping 100%-plus return last year, eBay, Inc. gave back some of that triple-digit gain during the quarter. The world's largest Internet auctioneer took a hit after announcing it was shutting down its Japanese site. Regardless, Japan is the only online auction market in the world that eBay does not possess No. 1 market share. What's more, eBay's 42 million registered users have helped it beat revenue expectations for nine straight quarters.

Other disappointments during the quarter included Tyco International, Ltd. ("Tyco"), which we liquidated completely. Although the industrial conglomerate unveiled plans to shore up its balance sheet by splitting into four separate entities, we lost confidence in Tyco when we learned that, contrary to what management had told us, two top managers had sold $100 million worth of company stock in the preceding year.

On the plus side, entertainment powerhouse Viacom, Inc. proved a winner. The company posted a fourth-quarter loss as the worst advertising slump in a decade weighed on profits. Even so, shares moved ahead on investor optimism for a rebound in ad sales this year.

OUTLOOK

Going forward, as investors grapple with accounting issues and concerns that rising interest rates could put a crimp in the fledgling recovery, we expect the market to continue trading sideways. Given that, our ongoing strategy is to weight the portfolio with high-quality, cyclically sensitive businesses. Moreover, because we believe the market is still suffering from a "valuation hangover" from 1999 and 2000, we also are placing greater emphasis on the current market value of our holdings. While that means we presently prefer companies with relatively low valuations, we nevertheless consider those companies to be aggressive growth opportunities in the making.

/S/ EDWARD KEELY
------------------------------
EDWARD KEELY
Fund Manager
Janus Capital Management LLC


   IDEX MUTUAL FUNDS
34 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------------
                                                                             From       Inception
                             6 months     1 year     5 year     10 year   Inception        Date
-------------------------------------------------------------------------------------------------
Class A (NAV)                  0.04%     (29.75)%     5.98%       9.29%     12.72%        5/8/86
Class A (POP)                 (5.47)%    (33.61)%     4.78%       8.68%     12.32%        5/8/86
S&P 500(1)                     2.31%     (12.62)%     7.56%      12.22%     12.75%        5/8/86
-------------------------------------------------------------------------------------------------
Class B (NAV)                (0.27)%     (30.41)%     5.46%         --       7.45%       10/1/95
Class B (POP)                (5.25)%     (33.89)%     5.30%         --       7.45%       10/1/95
-------------------------------------------------------------------------------------------------
Class C (NAV)                (0.27)%     (30.41)%       --          --     (22.46)%      11/1/99
-------------------------------------------------------------------------------------------------
Class M (NAV)                (0.23)%     (30.32)%     5.54%         --       8.67%       10/1/93
Class M (POP)                (2.22)%     (31.70)%     5.33%         --       8.54%       10/1/93
-------------------------------------------------------------------------------------------------
Class T (NAV)                 0.18%      (29.41)%     6.28%       9.72%     13.50%        6/4/85
Class T (POP)                (8.33)%     (35.41)%     4.41%       8.75%     12.90%        6/4/85
-------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                           APRIL 30, 2002           OCTOBER 31, 2001
                                           --------------           ----------------
Communications                                  10.5                       13.3
Consumer Cyclical                               14.6                       13.6
Consumer Non-Cyclical                           25.3                       27.4
Financial                                       10.5                        5.3
Industrial                                       9.0                       11.0
Technology                                      22.5                       22.4
Short-term                                       7.8                        7.3

COMPARATIVE INDEX

A comparative index is a general broad-based index, representative of the objective of the fund, to which to compare a fund's performance.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 35

IDEX JANUS GROWTH & INCOME


OBJECTIVE/FOCUS

                  Long-term capital growth and current income
                     through investments in common stocks.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Mixed messages and a stabilizing economy attempting to find its footing produced a sideways market during the first quarter. Despite upbeat economic signs, including rising consumer confidence and noteworthy gains in both business inventories and industrial production, investors remained cautious. For the most part, this ambivalence was driven by Enron related accounting concerns as financial reporting came under increasingly intense scrutiny. Nonetheless, the fledgling economic recovery proved a powerful enough tonic late in the period, propelling stocks to recoup losses racked up in January and February.

Although we prefer not to base our investment decisions on big-picture economic forecasts, I pay close attention to movements in the yield curve. Over the past twelve months, we have seen a sizable drop in short-term rates, while the long end has trended slightly higher. What this tells us is that the economy is starting to pick up, though at a measured pace. Consequently, we have continued to trim the fund's fixed-income weighting, shifting those assets back into equities. As always, we favor attractively valued stocks across a variety of industries that are well positioned regardless of the overall economic situation.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
   Citigroup, Inc.                     3.7%
   Exxon Mobil Corp.                   2.7%
   U.S. Bancorp. NA                    2.6%
   General Electric Company            2.3%
   Liberty Media Corp.                 2.3%

PERFORMANCE

For the six months ended April, 30, 2002, IDEX Janus Growth & Income underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Given the uncertainty surrounding the economy, we adhered to our core investment approach, looking for opportunity across all areas of the market. Typically, that means investing two-thirds to three-quarters of the fund in stable, long-term growth franchises with solid business models and superior management teams. The remainder is invested in companies we believe to be special situations; in other words, stocks that have been indiscriminately sold off and already reflect much or all of the downside. What makes these opportunities so compelling is that despite the negative pressure, they continue to possess a catalyst for appreciation, such as new management or a restructuring.

   TOP FIVE INDUSTRIES (% OF NET ASSETS)
   -------------------------------------
   Banks                        9.0%
   Insurance                    7.45
   Pharmaceuticals              4.9%
   Oil and Gas Services         4.0%
   Entertainment                3.9%

Our contributors represent the breadth of the fund's industry exposure. For example, leading integrated oil company Exxon Mobil Corp. ("Exxon") certainly benefits from rising prices, but even more so from its financial flexibility. Exxon's revenue streams are highly diversified, spanning exploration, production, refining and marketing.

Meanwhile, Anheuser-Busch Companies, Inc. keeps chugging along. With nearly 48% of the U.S. market, the world's largest brewer has maintained pricing power amid a contracting economy, giving it substantial leverage in its marketing and distribution spending.

As for our special situations, chemical manufacturer E.I. du Pont de Nemours and Company has been successful in divesting lower-margin commodity businesses and in February announced plans to reorganize into five separate growth platforms. This should help unlock the value in the individual business units, making for a more profitable company.

Among our detractors, cable operator Comcast Corp. ("Comcast") fell due to investor concerns surrounding its planned acquisition of competitor AT&T Broadband ("AT&T"). Although the proposed marriage appears fundamentally sound and is expected to receive regulatory approval, Comcast suffered in tandem with AT&T, which experienced near-term weakness. The fact is, Comcast has a successful history of integrating acquisitions and improving their operations.

OUTLOOK

Looking ahead, we see fewer and fewer open-ended growth opportunities on the horizon. As a result, we will continue to spread our bets across a wide range of industries and holdings, while at the same time searching out new ideas wherever they may emerge. In this environment, it's not a question of being aggressive or conservative. Rather, it's about being open minded and, most importantly, sensitive to valuation. To that end, we remain cautiously optimistic with an emphasis on caution - careful in what we buy, disciplined in what we sell.

/S/ DAVID J. CORKINS
-------------------------------
DAVID J. CORKINS
Fund Manager
Janus Capital Management LLC


   IDEX MUTUAL FUNDS
36 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 4/30/02

--------------------------------------------------------------------------------------------
                                                                        From       Inception
                                        6 months        1 year       Inception        Date
--------------------------------------------------------------------------------------------
Class A (NAV)                             1.47%        (11.40)%       (10.72)%      12/15/00
Class A (POP)                            (4.11)%       (16.27)%       (14.32)%      12/15/00
S&P 500(1)                                2.31%        (12.62)%       (12.24)%      12/15/00
--------------------------------------------------------------------------------------------
Class B (NAV)                             1.07%        (12.12)%       (11.40)%      12/15/00
Class B (POP)                            (3.93)%       (16.51)%       (18.69)%      12/15/00
--------------------------------------------------------------------------------------------
Class C (NAV)                             1.07%        (12.12)%       (11.40)%      12/15/00
--------------------------------------------------------------------------------------------
Class M (NAV)                             1.21%        (11.94)%       (11.25)%      12/15/00
Class M (POP)                            (0.80)%       (13.69)%       (12.54)%      12/15/00
--------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                            APRIL 30, 2002     OCTOBER 31, 2001
                                            --------------     ----------------
Basic Materials                                   2.0                 2.4
Communications                                    8.0                 7.8
Consumer Cyclical                                11.1                 7.4
Consumer Non-Cyclical                            14.8                14.1
Energy                                            5.1                 5.4
Financial                                        23.9                22.4
Industrial                                        5.4                 5.4
Technology                                        6.7                 5.5
Utilities                                         2.4                 3.9
(Long-term) U.S. Gov't                            1.1                 1.9
Short-term                                       20.1                23.7

"BOTTOM UP" ANALYSIS

Identification of individual companies with earnings growth potential that may not be recognized by the market at large.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 37

IDEX JENNISON EQUITY OPPORTUNITY


                                OBJECTIVE/FOCUS

         Long-term growth of capital through investments in common stocks that appear to be under-valued in the market.

[INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

We believe that the recession that started in the United States in March 2001 has clearly ended. For much of last year we experienced a fairly severe business recession almost fully offset by consumer spending. For the economy as a whole there was only one quarter of negative real growth - the third quarter of 2001. Real growth was positive in the fourth quarter and was followed by strong growth in the first quarter of 2002. Notwithstanding the strong first quarter, we still anticipate that the recovery will be moderate.

Contrary to what happens in most recessions, the consumer was the main source of economic strength in 2001. In the past year, wage growth has been slowing and unemployment has been rising. We expect that consumer spending will slow down in 2002, but remain in positive territory. Consumer spending was aided last year by lower energy costs, an income tax rebate and funds from mortgage refinancing. None of those factors is helping the consumer in 2002.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
The Allstate Corp.                    2.7%
Hartford Financial Services
 Group, Inc.                          2.6%
Boise Cascade Corp.                   2.4%
Temple-Inland, Inc.                   2.4%
XL Capital, Ltd. Class A              2.3%

The 2001 business recession and the accompanying profits collapse and very substantial inventory liquidation are the key issues in the 2002 outlook. Inventories still declined in the first quarter but at a more moderate rate. A reduced rate of inventory liquidation has a positive impact on GDP growth.

Contrary to past economic cycles, the stock market is not responding to the economic recovery. This is understandable given the absence of any business and profits recovery and the psychological damage from the recent accounting and corporate governance embarrassments.

There is concern being expressed that the recovery will stall, but we think this is unlikely. Substantial fiscal stimulus is taking place and recent industry reports show rising manufacturing orders and output. We believe that once the business and profits recovery is under way there will be attractive returns in the stock market.

PERFORMANCE

For the six months ended April 30, 2002, IDEX Jennison Equity Opportunity outperformed its benchmark, the Standard and Poor's 500 Composite Stock Index. For more information, please refer to the Performance Table on the next page.

STRATEGY REVIEW

Our energy holdings performed well during the period as prices of natural gas and oil rebounded from their lows at the beginning of 2002. Apache, Unocal, Amerada Hess,

 TOP FIVE INDUSTRIES (% OF NET ASSETS)
 -------------------------------------
Insurance                         14.5%
Software                           8.0%
Computers                          5.2%
Oil and Gas Services               4.5%
Machinery-Diversified              4.2%

and Conoco were all top performers. The oil and natural gas service stocks, such as Diamond Offshore and FMC Technologies also performed well, as declining production rates suggest increased drilling will be necessary to satisfy domestic energy needs.

On the negative side, in the cable industry valuations have generally retreated from the lofty levels achieved during the midst of Comcast's acquisition of AT&T Broadband, and Adelphia and Cablevision have suffered accordingly. In addition, Adelphia surprised the market with its announcement of $2.3 billion in off-balance sheet debt. Cablevision also suffered in sympathy with Adelphia, while simultaneously trying to resolve contentious negotiations with the Yankees Entertainment and Sports Network. Regardless of the outcome of this particular dispute, we continue to believe the steady cash flow aspects of the cable business are appealing.

OUTLOOK

The outlook for the market is mixed, from our point of view. On the positive side, we think the economy has bottomed and economic recovery may become more obvious over the coming months.

Overall, we are comfortable with our exposure to the strengthening economy. Currently, we seek to add stocks to the portfolio that are company-specific stories and are overlooked in this market, most likely in the mid-cap area. We believe it is a stock-picker's market today, and our opportunistic style should serve us well in this environment.

/s/ Bradley Goldberg
----------------------------
BRADLEY GOLDBERG

/s/ Mark DeFranco
----------------------------
MARK DEFRANCO

/s/ Brian Gillott
----------------------------
BRIAN GILLOTT

Co-Fund Managers
Jennison Associates, LLC

    IDEX MUTUAL FUNDS
38  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------------------------------------------
                                                                                          From             Inception
                                6 months           1 year             5 year            Inception             Date
--------------------------------------------------------------------------------------------------------------------
Class A (NAV)                    9.02%             (1.46)%             2.39%              3.63%               2/1/96
Class A (POP)                    3.03%             (6.88)%             1.24%              2.70%               2/1/96
S&P 500(1)                       2.31%            (12.62)%             7.56%             10.47%               2/1/96
--------------------------------------------------------------------------------------------------------------------
Class B (NAV)                    8.70%             (2.10)%             1.79%              3.02%               2/1/96
Class B (POP)                    3.70%             (6.99)%             1.61%              3.02%               2/1/96
--------------------------------------------------------------------------------------------------------------------
Class C (NAV)                    8.70%             (2.10)%               --              (7.63)%             11/1/99
--------------------------------------------------------------------------------------------------------------------
Class M (NAV)                    8.77%             (1.98)%             1.89%              3.12%               2/1/96
Class M (POP)                    6.68%             (3.93)%             1.68%              2.95%               2/1/96
--------------------------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                      APRIL 30, 2002              OCTOBER 31, 2001
                                      --------------              ----------------
Basic Materials                            9.9                          11.3
Communications                             8.2                          11.2
Consumer Cyclical                          9.9                           9.8
Consumer Non-Cyclical                     10.1                           9.2
Energy                                     6.4                           8.4
Financial                                 16.1                          15.0
Industrial                                13.2                          11.2
Technology                                15.2                          13.0
Utilities                                  1.2                            --
Short-term                                10.7                          10.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                     SECTOR

   A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  39

IDEX LKCM STRATEGIC TOTAL RETURN


         CREDIT QUALITY OF BONDS
         (% OF NET ASSETS) S&P
         -----------------------
         AAA                2.9%
         AA                 7.4%
         A                 12.6%
         BBB                7.6%
         BB                 1.5%
         B                   --
         All C's             --
         D                   --
         N/R                 --
         NA                  --

          CREDIT QUALITY OF BONDS
         (% OF NET ASSETS) MOODY'S
         -------------------------
         A1                   3.3%
         A2                   3.5%
         A3                   5.8%
         AA2                  6.9%
         AA3                  1.7%
         AAA                  1.8%
         BA2                  1.6%
         BAA1                 0.9%
         BAA2                 3.4%
         BAA3                 2.1%
         N/R                  1.0%

                                OBJECTIVE/FOCUS

         Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The six months ended April 30, 2002 continued the volatility seen in the equity markets over the past two years. For example, the NASDAQ Composite Index rallied 24% from the end of October into early January, but declines in recent weeks left the index flat for the entire six-month period. Similarly, the Standard and Poor's 500 Composite Stock Index ("S&P 500") gained less than 3% over the past six months, and the fixed-income markets were essentially flat. Market participants were faced with ambiguous economic reports, persistent questions about corporate America's accounting and overall earnings quality, and some earnings disappointments in the technology, cyclical and healthcare sectors.

PERFORMANCE

For the six months ended April 30, 2002, IDEX LKCM Strategic Total Return outperformed both its benchmarks, the S&P 500 and the Lehman Brother's Intermediate U.S. Government/Credit Index. By doing so, it has fulfilled its mission of protecting investors against significant downside risk in difficult market environments. Please refer to the Performance Table on the next page for additional information.

         FIVE LARGEST HOLDINGS (% OF NET ASSETS)
         ---------------------------------------
         Kimberly-Clark Corp. 08/01/2007    2.3%
         General Electric Company           2.3%
         Exxon Mobil Corp.                  2.1%
         Boise Cascade Corp.                2.0%
         Colgate-Palmolive Company          1.8%

STRATEGY REVIEW

The fund's relative outperformance was a direct result of the portfolio's construction and LKCM's investment philosophy, which emphasizes diversification across asset classes (stocks and bonds), size and style. The fund includes a deliberate mix of both large- and medium-capitalization stocks, further diversified by the best attributes of growth and value. At period end, the fund was structured with 63.4% equities, 6.2% convertible securities, and 29.7% fixed-income securities. Although the individual securities making up these allocations may change over time, the overall asset mix of the fund is expected to remain relatively stable, with fixed-income securities continuing to provide current income and a cushion against volatility. Beneficial sector weightings and good stock selection both contributed significantly to performance in the equity portion of the portfolio. The fund emphasized companies with a demonstrated ability to grow earnings regardless of the economic environment, and we maintained our

         TOP FIVE INDUSTRIES (% OF NET ASSETS)
         -------------------------------------
         Banks                           10.3%
         Oil and Gas Services             7.2%
         Paper Products                   6.8%
         Telecommunications Services      6.2%
         Newspapers                       5.6%

traditional focus on companies with solid earnings quality and accounting integrity. Our well-diversified strategy continued to be productive, and our exposure to smaller and mid-cap companies was a positive in the latest period. Uncertainty over the timing and magnitude of an economic recovery led to strong performance from our consumer names, which are not dependent on an economic rebound to generate strong earnings. Within the consumer group, Newell-Rubbermaid, Inc. and Harte-Hanks, Inc. have both performed well. In the healthcare group, we deliberately under-weighted the troubled pharmaceutical stocks, and instead emphasized faster-growing healthcare services names like Triad Hospitals, Inc. and Tenet Healthcare Corp., which were especially strong performers during the period. We continue to focus on names consistent with Luther King Capital Management's long-standing emphasis on fundamentally strong companies with competitive advantages and solid balance sheets.

OUTLOOK

Early signs of an economic recovery began to materialize late in the period. The improving economy, in conjunction with significant corporate cost reduction initiatives, should result in a more favorable corporate profit environment as the year progresses. Investor confidence that these trends will remain in place is important to stabilization and ultimate improvement in the overall equity market. Our investment strategy and research efforts continue to focus on companies with superior financial characteristics and sustainable competitive advantages. We remain attracted to companies that have shown the ability to persevere during the difficult economic environment and are strategically well positioned as conditions improve.

/s/ Luther King
------------------------------
Luther King

/s/ Scot C. Hollmann
------------------------------
Scot C. Hollmann

Co-Fund Managers
Luther King Capital Management

    IDEX MUTUAL FUNDS
40  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------------------------------------------
                                                                                         From              Inception
                                6 months           1 year             5 year           Inception              Date
--------------------------------------------------------------------------------------------------------------------
Class A (NAV)                    2.32%             (2.09)%             5.44%              9.48%              12/2/94
Class A (POP)                   (3.31)%            (7.48)%             4.26%              8.65%              12/2/94
LBIGC(1)                        (0.15)%             7.18%              7.18%              7.60%              12/2/94
S&P 500(1)                       2.31%            (12.62)%             7.56%             14.26%              12/2/94
--------------------------------------------------------------------------------------------------------------------
Class B (NAV)                    2.04%             (2.69)%             4.79%              7.27%              10/1/95
Class B (POP)                   (2.96)%            (7.55)%             4.63%              7.27%              10/1/95
--------------------------------------------------------------------------------------------------------------------
Class C (NAV)                    2.04%             (2.69)%               --              (2.37)%             11/1/99
--------------------------------------------------------------------------------------------------------------------
Class M (NAV)                    2.07%             (2.60)%             4.89%              8.91%              12/2/94
Class M (POP)                    0.05%             (4.54)%             4.68%              8.76%              12/2/94
--------------------------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                      APRIL 30, 2002              OCTOBER 31, 2001
                                      --------------              ----------------
Basic Materials                            7.9                           6.8
Communications                            15.0                          16.1
Consumer Cyclical                          6.0                           4.5
Consumer Non-Cyclical                     17.5                          15.5
Energy                                     9.4                           9.6
Financial                                 21.6                          20.4
Industrial                                 5.4                           8.5
Technology                                12.6                          10.7
Utilities                                  2.0                           2.0
Long-term U.S. Gov't                       1.9                           3.0
Short-term                                 0.3                           2.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                              "STYLE BOX" MATURITY

Fixed Income security maturities represented as short term (less than 4 years), intermediate term (4 - 10 years) and long term (more than 10 years).


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  41

IDEX MODERATE ASSET ALLOCATION


                                OBJECTIVE/FOCUS

        Capital appreciation and current income through investment in a combination of underlying IDEX funds.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

As IDEX Moderate Asset Allocation began operations on March 1, 2002, uncertainty over the economy, corporate earnings and financial reporting practices all cast clouds over the short-term market climate. In other words, it was a period that underscored the value of diversification as a means to help investors reach long-term goals. Perhaps it was an especially fitting time to launch a fund built on a strategy of spreading assets over a mix of stocks, bonds and money market securities for those who seek capital appreciation and current income.

The months that preceded the fund's inception were particularly difficult. The crisis of September 11th had aggravated an economy already in recession. Companies were laying people off and reporting lackluster earnings. And the technology sector, which had once soared to dizzying heights, was still in the midst of a prolonged downturn.

Acting to stem this tide, the Federal Reserve Board ("Fed") engaged in a campaign to stimulate the economy, adding liquidity to the monetary system and cutting the Fed Funds rate. During the first quarter of 2002, the Fed's medicine seemed to be working as data suggested that a recovery had taken hold.

Though encouraging, the signs of recovery didn't spark enthusiasm in the equity markets, which were unsettled about corporate financial reporting practices after the fall of Enron. Overall the major stock indexes posted first quarter results that were "sideways" or mixed.

         FIVE LARGEST HOLDINGS (% OF NET ASSETS)
         ---------------------------------------
         IDEX PIMCO Total Return           12.8%
         IDEX Janus Flexible Income         8.2%
         IDEX Transamerica Conservative
          High-Yield Bond                   7.2%
         IDEX Transamerica Equity           6.7%
         IDEX Salomon Investors Value       5.2%

PERFORMANCE

From its inception March 1, 2002, through April 30, 2002, IDEX Moderate Asset Allocation underperformed its benchmarks, the Lehman Brother's Aggregate Bond Index and the Wilshire 5000 Total Market Index. For more information, please refer to the Performance Table on the next page.

STRATEGY REVIEW

IDEX Moderate Asset Allocation consists of a variety of underlying IDEX mutual funds designed to follow a model of 50% equities, 35% bonds and 15% money market securities.

         ALLOCATIONS (% OF NET ASSETS)
         -----------------------------
         Fixed Income            32.7%
         Conservative            24.4%
         Aggressive              23.3%
         International            8.0%
         Cash/Short-term          3.8%
         Money Market             0.4%

For the fund's first two months of existence, volatility plagued large-cap stocks, which dampened performance. Many stocks found in such underlying funds as IDEX Transamerica Equity and IDEX Goldman Sachs Growth suffered in a difficult period for large-caps. Not even the typically less volatile large-cap value stocks funds were immune.

However, stronger performance from a position in IDEX Isabelle Small Cap Value provided a bright spot. Small-caps often perform well at the onset of an economic recovery while large caps are still catching up, illustrating the benefit of selecting investments among companies of different sizes.

The fund's money market and fixed-income positions also mitigated the effects of equity volatility, with holdings in IDEX Janus Flexible Income, IDEX PIMCO Total Return, IDEX Transamerica Conservative High-Yield Bond and IDEX Transamerica Convertible Securities among the larger weightings.

OUTLOOK

Although equity markets had a rough start in 2002, there was evidence that the U.S. and global economies were recovering from recession. The Fed has shifted its stance from one of stimulating the economy to one of guarding against inflation, which has so far stayed at bay. Whether these developments lead to a better environment for financial markets remains to be seen.

Still, consumer confidence is high, the employment picture is stabilizing, and manufacturing activity is picking up - often a leading indicator for improved business prospects ahead.

Although market outlooks and economic cycles are short-term considerations, IDEX Moderate Asset Allocation takes a long-term approach, providing a carefully blended variety of underlying funds to reduce volatility.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.

    IDEX MUTUAL FUNDS
42  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------
                                          From             Inception
                                        Inception             Date
--------------------------------------------------------------------
Class A (NAV)                            (1.10)%             3/1/02
Class A (POP)                            (6.54)%             3/1/02
Wilshire 5000(1)                         (0.88)%             3/1/02
LBAB(1)                                   0.24%              3/1/02
--------------------------------------------------------------------
Class B (NAV)                            (1.20)%             3/1/02
Class B (POP)                            (6.14)%             3/1/02
--------------------------------------------------------------------
Class C (NAV)                            (1.20)%             3/1/02
--------------------------------------------------------------------
Class M (NAV)                            (1.20)%             3/1/02
Class M (POP)                            (3.17)%             3/1/02
--------------------------------------------------------------------

NOTES

(1) The Wilshire 5000 Total Market (Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                      APRIL 30, 2002
                                      --------------
Aggressive                                 23.3
Conservative                               24.4
Fixed Income                               32.7
International                               8.0
Money Market                                0.4
Cash/Short-term                             3.8

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                           ASSET ALLOCATION INVESTING

An approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  43

IDEX MODERATELY AGGRESSIVE ASSET ALLOCATION

                                OBJECTIVE/FOCUS

          Capital appreciation through investments in a combination of underlying IDEX funds.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

IDEX Moderately Aggressive Asset Allocation began operations March 1, 2002, to serve the needs of investors with a long-term time horizon by diversifying over many holdings. The fund's start came during a period of uncertainty in financial markets - the type of climate that makes diversification a worthwhile strategy.

With the crisis of September 11th aggravating an already ailing economy, worries about unemployment and a series of disappointing corporate earnings reports weighed heavily on the financial markets during the first part of 2002.

Acting against this current, the Federal Reserve Board ("Fed") continued a series of rate cuts designed to mend the economy, and during the first quarter of 2002, data suggested that a recovery had taken hold.

But encouraging economic news did not immediately translate into a rally, as focus shifted to questions about corporate financial reporting practices in the wake of the infamous Enron collapse. Against this backdrop, major stock indexes turned in mixed first quarter results.

The Fed later announced it was switching its stance from one of stimulating the economy to one of guarding against inflation. Meanwhile, manufacturing activity rebounded after inventories fell to record lows, which raises hope about business prospects ahead.

         FIVE LARGEST HOLDINGS (% OF NET ASSETS)
         ---------------------------------------
         IDEX Transamerica Equity           7.4%
         IDEX Salomon Investors Value       7.0%
         IDEX PIMCO Total Return            6.2%
         IDEX Transamerica Conservative
          High-Yield Bond                   6.0%
         IDEX American Century
          Income & Growth                   5.6%

PERFORMANCE

From its inception March 1, 2002, through April 30, 2002, IDEX Moderately Aggressive Asset Allocation outperformed its benchmark, the Wilshire 5000 Total Market Index. For more information, please refer to the Performance Table on the next page.

STRATEGY REVIEW

IDEX Moderately Aggressive Asset Allocation is a "fund of funds" whose holdings consist of a variety of underlying IDEX mutual funds. It follows a model that puts 75% percent of assets in equities and 25% in bonds and money market securities.

         ALLOCATIONS (% OF NET ASSETS)
         -----------------------------
         Aggressive              29.5%
         Conservative            26.8%
         Fixed Income            17.4%
         International           11.1%
         Cash/Short-term          5.4%
         Money Market             0.0%

During the fund's first two months, the volatility among large-cap stocks hindered performance. Many stocks found in such underlying funds as IDEX Transamerica Equity and IDEX Goldman Sachs Growth suffered during a period that was particularly difficult in the large-cap area. Even large-cap value, which had been something of a haven during much of the past two years' downturn, stumbled.

But offsetting the sluggishness of large-caps were some of the small-cap and mid-cap holdings such as IDEX Isabelle Small Cap Value and IDEX Transamerica Growth Opportunities, which have performed well during the first part of the year when compared to large-caps. Small- and mid-caps often outperform large-caps in the early stages of an economic recovery, one of the reasons the fund's model includes investment in these areas.

The fund also includes fixed-income holdings such as IDEX Janus Flexible Income and IDEX PIMCO Total Return, both of which had positive returns during a period of turbulence in the equity markets.

OUTLOOK

Although equity markets had a rough start in 2002, there was evidence that the U.S. and global economies were recovering from recession. Of course, it remained unclear whether this also points to a stock rally in the near future. But with consumer confidence at high levels, the employment picture stabilizing and excess inventories pared down, it's possible that some companies could see improved business in the months ahead.

Regardless of what the markets and economy do in the short term. IDEX Moderately Aggressive Asset Allocation will adhere to a strategy designed for the long-term pursuit of growth. This, of course, includes some fixed-income to reduce the volatility of equities, which are spread across an array of investment vehicles with different managers, market caps and investment styles.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.

    IDEX MUTUAL FUNDS
44  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

---------------------------------------------------------------------
                                           From             Inception
                                        Inception             Date
---------------------------------------------------------------------
Class A (NAV)                            (0.80)%             3/1/02
Class A (POP)                            (6.26)%             3/1/02
Wilshire 5000(1)                         (0.88)%             3/1/02
---------------------------------------------------------------------
Class B (NAV)                            (0.90)%             3/1/02
Class B (POP)                            (5.86)%             3/1/02
---------------------------------------------------------------------
Class C (NAV)                            (0.90)%             3/1/02
---------------------------------------------------------------------
Class M (NAV)                            (0.90)%             3/1/02
Class M (POP)                            (2.87)%             3/1/02
---------------------------------------------------------------------

NOTES

(1) The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                      APRIL 30, 2002
                                      --------------
Aggressive                                29.5
Conservative                              26.8
Fixed Income                              17.4
International                             11.1
Cash/Short-term                            5.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                  SWEEP ACCOUNT

  A brokerage account whose cash balance is automatically transferred into an interest-bearing investment, such as a money market fund.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  45

IDEX MUNDER NET50


                                OBJECTIVE/FOCUS

  Long-term capital appreciation through investments in stocks of domestic and foreign companies that are engaged in the Internet and Internet related businesses.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

The past six months have been particularly difficult for shares of technology stocks. The economy, while showing signs of stabilization, has yet to produce the data points necessary to indicate a recovery is under way. Technology investors are impatiently awaiting a pick up in information technology (IT) spending. While consumer spending has continued to be strong, IT managers are in maintenance mode, spending only on those projects that are necessary for their businesses to continue unimpeded operation.

With regard to the consumer, there is evidence that these trying financial times are accelerating the adoption of Web technologies. Price-conscious consumers are using the Web to find the best deals on books, electronics and automobiles. The Web is quickly becoming the mechanism that provides a market-clearing price.

          FIVE LARGEST HOLDINGS (% OF NET ASSETS)
          ---------------------------------------
         Overture Services, Inc.            7.4%
         Cisco Systems, Inc.                6.4%
         Yahoo!, Inc.                       5.6%
         DoubleClick, Inc.                  5.2%
         eBay, Inc.                         5.0%

PERFORMANCE

For the six months ended April 30, 2002, IDEX Munder Net50 outperformed its benchmark, the Inter@ctive Week Internet Index, but underperformed the broader Standard and Poor's 500 Composite Stock Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Our strategy is built upon the premise that a digital economy will provide a broad range of compelling opportunities for investors over the near and long term. We have identified three key subsets of beneficiaries of this connected economy.

First, there exists opportunities to create new types of businesses that wouldn't have been possible without the connectivity provided by the Web. These born-on-the-web or dot.com companies will have economic characteristics unique to investing. Increasing returns to scale, customer lock-in, one to one marketing, mass customizing and the network effect all have a positive impact on these

                TOP FIVE INDUSTRIES (% OF NET ASSETS)
                -------------------------------------
         Software                                    26.6%
         Commercial Services/Technology              19.5%
         Commercial Services/Business                15.8%
         Advertising                                  8.2%
         Office/Business Equipment                    6.4%

companies. Second, companies that build technology will enable businesses across sectors to be more efficient, responsive and competitive. Finally, traditional companies empowered with technology and communication tools will win market share by acquiring a combination of hardware and software to reach new markets and derive efficiencies from their operations, ultimately improving their growth and profitability.

OUTLOOK

We believe that current levels of IT spending are depressed as corporations wait for their end markets to improve before they start strategically spending on software and hardware. As a result we have focused the fund on companies that will benefit from consumer spending and advertising. We are encouraged by the accelerating rate that online media is being consumed. According to Media Metrix, 162 billion minutes of online media were consumed in March, fully 52% more than a year ago. This accordingly puts pressure on advertisers seeking out the consumer. A recent report indicated that broadband users now consume five fewer hours of television per week than their narrowband counterparts. As media consumption trends continue, advertising dollars will flow to online media embracing the unique characteristics of the Internet to target consumers with particular interests or demographics.

We believe that investors should position their portfolios to take advantage of the broad trends of an emerging digital economy. We are encouraged by the growth and profitability prospects of our portfolio companies, and we remain optimistic that over time patient investors will be rewarded for identifying and investing in this sector.

NOTE: This fund is closed to new investors.

/S/ PAUL T. COOK
-------------------------
PAUL T. COOK

Fund Manager
Munder Capital Management

    IDEX MUTUAL FUNDS
46  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 4/30/02

------------------------------------------------------------------------------------------
                                                                  From           Inception
                                 6 months         1 year        Inception           Date
------------------------------------------------------------------------------------------
Class A (NAV)                    (13.76)%        (47.95)%        (51.94)%         12/15/00
Class A (POP)                    (18.50)%        (50.81)%        (53.88)%         12/15/00
S&P 500(1)                         2.31%         (12.62)%        (12.24)%         12/15/00
Inter@ctive(1)                   (16.57)%        (49.88)%        (55.64)%         12/15/00
------------------------------------------------------------------------------------------
Class B (NAV)                    (14.05)%        (48.64)%        (52.52)%         12/15/00
Class B (POP)                    (18.35)%        (51.20)%        (53.91)%         12/15/00
------------------------------------------------------------------------------------------
Class C (NAV)                    (14.05)%        (48.64)%        (52.52)%         12/15/00
------------------------------------------------------------------------------------------
Class M (NAV)                    (13.99)%        (48.52)%        (52.42)%         12/15/00
Class M (POP)                    (15.70)%        (49.54)%        (53.11)%         12/15/00
------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Inter@ctive Week Internet (Inter@ctive) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For the S&P 500 only, Source: Standard & Poor's Micropal(R)(C) Micropal,
          Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                     APRIL 30, 2002              OCTOBER 31, 2001
                                     --------------              ----------------
Communications                             12.4                         15.9
Consumer Cyclical                           0.5
Consumer Non-Cyclical                      37.6                         29.9
Financial                                   4.8                          3.4
Technology                                 39.8                         42.3
Short-term                                  7.1                         14.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                   VOLATILITY

      The relative rate at which the price of a security moves up and down.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  47

IDEX PBHG MID CAP GROWTH
(FORMERLY IDEX PILGRIM BAXTER MID CAP GROWTH)

                                OBJECTIVE/FOCUS

        Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Following the devastating events of September 11 and the brief corresponding decline in market averages, stocks shook off some weak economic data and rose to close the year strong. While investors alternately shifted their focus between the latest news on terrorism and corporate earnings reports, many stocks started to benefit from the continuing military success against the war on terrorism. The Federal Reserve Board ("Fed") continued to try to revive the economy with more interest rate cuts late in 2001.

During the first quarter of 2002, major market indexes produced widely varying returns, as the economic recovery became increasingly visible. Keeping investors on edge and weighing on stocks, however, were concerns surrounding corporate accounting practices. In the broad market, the best returns generally came from the value side of the ledger, reflecting investors' preference for lower risk, non-technology names. Paradoxically, investors also favored those companies that tend to be most sensitive to a recovering economy. In March, the Fed signaled the end of a long period of declining interest rates by shifting the focus to the potential for a more restrictive monetary policy going forward. Economic forecasters generally raised their Gross Domestic Product forecasts during the period.

               FIVE LARGEST HOLDINGS (% OF NET ASSETS)
               ---------------------------------------
         Apollo Group, Inc. Class A                   3.0%
         Microchip Technology, Inc.                   2.8%
         Corinthian Colleges, Inc.                    2.7%
         Varian Medical Systems, Inc.                 2.7%
         Career Education Corp.                       2.6%

PERFORMANCE

For the six months ended April 30, 2002, IDEX PBHG Mid Cap Growth underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Negatively contributing to the fund's performance compared to its benchmarks during the period were our holdings in the health care and technology sectors. The fund derived positive performance at

             TOP FIVE INDUSTRIES (% OF NET ASSETS)
             -------------------------------------
         Healthcare Services                    17.7%
         Semiconductors                         12.7%
         Commercial Services/Education           8.3%
         Software                                8.2%
         Commercial Services/Technology          6.6%

times from non-technology consumer issues, including new holdings in retailing and restaurants. Later in the period, we initiated a small finance sector weighting, which contributed a positive return. Our selections in the services sector also fared well in the early months of 2002. Although overall technology holdings made a negative contribution, several semiconductor-related stocks did very well in the second half of the period, as the first signs of a recovery in orders became apparent.

OUTLOOK

Our greatest challenge during the period was quickly repositioning the fund to benefit from investors' preference for low-priced stocks late in 2001, while finding companies with attractive relative earnings outlooks. Amid increasingly favorable economic data, the markets have yet to turn the corner toward more stable results.

Looking forward, we believe the fund is well positioned as investor sentiment shifts from a defensive mentality to one of being more interested in rising earnings and the potential for companies to grow and surprise investors on the upside. A strengthening economy should bolster that possibility. We believe that improving confidence in the investment outlook logically and historically favors more growth-oriented investment disciplines. As always, we will continue to search for companies that, based on our research, appear to have prospects for above average, longer-term growth and that are expected to benefit from an economy that continues to improve.

/S/ GARY PILGRIM
---------------------------------
GARY PILGRIM

Fund Manager
Pilgrim Baxter & Associates, Ltd.

    IDEX MUTUAL FUNDS
48  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                   From           Inception
                                  6 months       1 year          Inception           Date
-------------------------------------------------------------------------------------------
Class A (NAV)                      4.24%         (21.60)%         (0.65)%           3/1/99
Class A (POP)                     (1.49)%        (25.91)%         (2.41)%           3/1/99
Russell MCG(1)                     6.97%         (15.01)%          0.39%            3/1/99
-------------------------------------------------------------------------------------------
Class B (NAV)                      3.86%         (22.41)%         (1.41)%           3/1/99
Class B (POP)                     (1.14)%        (26.29)%         (2.03)%           3/1/99
-------------------------------------------------------------------------------------------
Class C (NAV)                      3.86%         (22.41)%        (15.97)%          11/1/99
-------------------------------------------------------------------------------------------
Class M (NAV)                      3.98%         (22.24)%         (1.28)%           3/1/99
Class M (POP)                      1.94%         (23.79)%         (1.59)%           3/1/99
-------------------------------------------------------------------------------------------

NOTES

(1) The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1- 800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                       APRIL 30, 2002             OCTOBER 31, 2001
                                       --------------             ----------------
Basic Materials                             0.7
Communications                              4.4                         10.7
Consumer Cyclical                          15.2                          4.7
Consumer Non-Cyclical                      39.6                         50.2
Energy                                      1.8
Financial                                   4.0
Industrial                                  8.8                          2.3
Technology                                 20.9                         21.1
Short-term                                  6.4                          8.7


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                INVESTMENT STYLE

"Growth" reflects companies with the potential to increase earnings faster than other companies. "Value" reflects companies that are thought to be undervalued
      (low P/E) relative to their stock price. Blend is a mixture of both philosophies.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  49

IDEX PBHG TECHNOLOGY & COMMUNICATIONS
(FORMERLY IDEX PILGRIM BAXTER TECHNOLOGY)

                                OBJECTIVE/FOCUS

Growth of capital through investments in common stocks of small, medium or large capitalization companies that rely extensively on doing business in the technology or communications sectors of the market.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

The six months ended April 30, 2002, was another frustrating period for investors in the technology sector, as uncertainty regarding the rate of the impending economic recovery persisted. Although macro-economic data appeared to point to an economic recovery, corporate profitability remained under pressure, an albatross around the necks of corporate IT budgets and overall technology spending. In addition, the accounting-related concerns that surfaced with the Enron bankruptcy spread to the technology and telecommunications sector, further dampening investor enthusiasm in the group.

                 FIVE LARGEST HOLDINGS (% OF NET ASSETS)
                 ---------------------------------------
         Broadcom Corp. Class A                       5.6%
         Microsoft Corp.                              4.6%
         Brocade Communications
          Systems, Inc.                               4.1%
         Cisco Systems, Inc.                          4.0%
         Emulex Corp.                                 3.9%

PERFORMANCE

For the six months ended April 30, 2002, IDEX PBHG Technology & Communications was down 10.45% compared to the PSE Technology Index, which rose 1.11%, and the Soundview IT 100 Index which fell 3.07%. Please refer to the Performance Table for further information.

STRATEGY REVIEW

There were some structural changes made in the fund during the period. Specifically, we increased our weighting in the semiconductor capital equipment sub-sector, as early signs of improving business conditions emerged and order rates began to show improvement. We believed this activity signaled the start of a cyclical recovery in the group. Our theory proved accurate, as the semiconductor capital equipment sub-sector and the semiconductor device group made notable positive contributions to fund performance. Conversely, our investments in the telecommunications and data networking equipment sub-sectors continued to have a negative impact on results. The telecommunications area suffered due to ongoing cuts in capital expenditures, high profile bankruptcies, and investor scrutiny on accounting practices. In addition, our investments in the cable area weighed on performance. Investors seem to

             TOP FIVE INDUSTRIES (% OF NET ASSETS)
             -------------------------------------
         Semiconductors                         38.5%
         Software                               20.4%
         Commercial Services/Business            7.8%
         Commercial Services/Technology          5.9%
         Computers                               5.7%

have become concerned over leverage issues, as the industry digested the mega-merger between two of the country's largest cable companies.

OUTLOOK

We continue to maintain an optimistic outlook for the technology sector, both near- and long-term. While the current downturn in technology spending clearly rivals and in some cases exceeds the downturn that the industry faced in the mid-1980s, we believe structurally, the technology sector remains one of the best areas to potentially produce sustainable long-term growth and returns in the future. We are encouraged by the favorable economic data that emerged during the latter half of the period, which pointed to the increasing likelihood of a domestic recovery. We believe the boom and busts from the dot.com and telecommunications era are now behind us. Although some restocking is currently taking place in anticipation of a cyclical recovery, inventory levels across the entire technology sector have been reduced dramatically, particularly in the semiconductor industry. The elusive questions that remain are what the rate of the economic recovery will be and how the resulting improvement will affect corporate profitability. Should the economy recover at a steady pace, we believe a resumption in corporate IT spending and service provider capital expenditure stabilization should result. In the meantime, we anticipate that geo-political factors, such as the crisis in the Middle East, might continue to sway investor psychology in the near-term. However, we still believe the technology sector is positioned to benefit from the recovery of inventory level, pricing power and operating model perspectives.

/S/ MICHAEL MA
---------------------------------
MICHAEL MA

Fund Manager
Pilgrim Baxter & Associates, Ltd.

    IDEX MUTUAL FUNDS
50  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                  From            Inception
                                 6 months         1 year        Inception            Date
-------------------------------------------------------------------------------------------
Class A (NAV)                    (10.45)%        (45.53)%        (56.93)%           3/1/00
Class A (POP)                    (15.37)%        (48.53)%        (58.04)%           3/1/00
PSEHT(1)                           1.11%         (21.36)%        (26.17)%           3/1/00
Soundview(1) (2)                  (3.07)%        (36.41)%        (44.47)%           3/1/00
-------------------------------------------------------------------------------------------
Class B (NAV)                    (10.98)%        (46.38)%        (57.55)%           3/1/00
Class B (POP)                    (15.43)%        (49.06)%        (58.14)%           3/1/00
-------------------------------------------------------------------------------------------
Class C (NAV)                    (10.98)%        (46.38)%        (57.55)%           3/1/00
-------------------------------------------------------------------------------------------
Class M (NAV)                    (10.76)%        (46.17)%        (57.42)%           3/1/00
Class M (POP)                    (12.54)%        (47.24)%        (57.62)%           3/1/00
-------------------------------------------------------------------------------------------

NOTES

(1) The Soundview Technology (Soundview) Index and Pacific Stock Exchange High Technology (PSEHT) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For PSHET only, Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

(2) Due to a re-balance this period in the securities listed within the Soundview Technology Index, current performance data published for this index may differ from previously published performance data.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                       APRIL 30, 2002             OCTOBER 31, 2001
                                       --------------             ----------------
Communications                              6.3                         13.9
Consumer Non-Cyclical                      16.0                         15.0
Financial                                   2.0
Industrial                                  8.2                          3.9
Technology                                 69.5                         61.8
Short-term                                  2.0                          4.1

THIS MATERIAL MUST BE PRECEEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH INCLUDES SPECIFIC CONTENT REGARDING THE INVESTMENT OBJECTIVES AND POLICIES OF THIS FUND.

                              DOLLAR COST AVERAGING

An investment strategy whereby a specific amount of money is invested regularly regardless of market conditions. This allows accumulation of shares gradually, at an average price that often is lower over the long-term than if purchased at one time.

                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  51

IDEX PIMCO TOTAL RETURN

            CREDIT QUALITY OF BONDS
             (% OF NET ASSETS) S&P
            -----------------------
         AAA                      0.4%
         AA                        --
         A                        5.0%
         BBB                     24.1%
         BB                       3.3%
         B                        0.2%
         All C's                   --
         N/R                      4.4%
         NA                      46.0%

            CREDIT QUALITY OF BONDS
           (% OF NET ASSETS) MOODY'S
           -------------------------
         A2                       3.2%
         A3                       1.9%
         AA3                      0.3%
         B1                       1.1%
         BA1                      3.0%
         BA2                      0.1%
         BA3                      0.6%
         BAA1                     8.4%
         BAA2                    12.0%
         BAA3                     3.2%
         N/R                      2.4%
         NA                      47.2%

                                OBJECTIVE/FOCUS

        Maximum total return consistent with preservation of capital by investing principally in fixed-income securities.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

IDEX PIMCO Total Return commenced operations March 1, 2002. Since then, fixed-income markets have fluctuated as mixed economic data contributed to a rally in U.S. Treasuries in April following a March sell-off. On the balance, yields increased modestly. Two-year maturities increased by 0.17% during this time.

In the broader market, a combination of poor corporate earnings and a stalling stock market rattled investors in April following a stock market rally in March. The slope of the U.S. Treasury yield curve, as measured by the difference in yields between 2-year notes and 30-year bonds, was relatively unchanged during the two months.

                 FIVE LARGEST HOLDINGS (% OF NET ASSETS)
                 ---------------------------------------
         FHLMC TBA GOLD 6.0
          05/16/2017                                 11.8%
         FHLMC TBA GOLD 6.0
          05/13/2032                                 11.8%
         FHLMC TBA GOLD 6.0
          06/18/2017                                  9.0%
         GNMA TBA 6.50
          05/21/2032                                  3.6%
         FHLMC TBA GOLD 6.0
          05/16/2017                                  3.0%

PERFORMANCE

From inception March 1, 2002, through April 30, 2002, IDEX PIMCO Total Return outperformed its benchmark, the Lehman Brothers Aggregate Bond Index. Please see the Performance Table on the next page for additional information.

STRATEGY REVIEW

An emphasis on bonds that provided yield premiums relative to Treasuries, such as mortgages and corporates, protected the fund amid a turn in the interest rate cycle.

A below-index duration was positive for returns as interest rates rose across the curve. An overweight to short maturities helped returns, adding value in April as the yield curve steepened.

An overweight to mortgages added value as this sector benefited from low volatility and relatively high yields, although negative security selection within the mortgage sector detracted from performance.

In corporates, security selection was favorable, contributing to excess relative returns over the two-month period. Emerging market bonds were also positive; improving economic fundamentals and high yields stimulated investor demand for these securities.

             TOP FIVE INDUSTRIES (% OF NET ASSETS)
             -------------------------------------
         U.S. Government Agencies               44.0%
         Financial - Diversified                 8.4%
         Telecommunications Services             6.4%
         Foreign Government                      2.8%
         Gas                                     2.7%

OUTLOOK

Our secular or long-term view is that the era of disinflation is over. During the 1990s forces such as globalization, technology/innovation, shrinking government, favorable demographics, financial engineering and preemptive central bank tightening promoted disinflation. The global economy has now arrived at a world of overall price stability, within which forces of reflation and deflation will contend over our secular time frame. Reflation will be stronger, helping to sustain a modest global recovery with mild inflationary pressure during cyclical peaks.

Our cyclical or near-term view is that the synchronized global downturn, centered in the manufacturing sector, is over. Coming out of a short and shallow recession, the recovery will be relatively moderate. The United States will lead the rebound, with average growth over the next several quarters of 3% to 3.5% as a sharp inventory liquidation winds down. In Europe, where inventory and capacity overhang have been less of a problem, the rebound will be more muted. In Japan, recovery in the export sector will not be enough to revive a moribund economy bogged down by weak banks, an emerging credit crunch and risk-averse consumers. Key elements of our forecast include:

During the first half of 2002, the recent cycle of U.S. inventory liquidation, one of the steepest and fastest on record, will decelerate and then reverse course. Inventory restocking will boost demand in manufacturing worldwide;

Business investment will be less of a drag on growth. There are signs that the collapse in information technology spending, one of the major sources of weakness in the U.S. economy, is bottoming out;

Consumer demand will remain resilient (but not accelerate) as the recovery bolsters confidence in employment prospects and income stability; and

As growth resumes, the Federal Reserve Board will take back its post-September 11th emergency easing, raising the federal funds rate by the end of the year.

/S/ WILLIAM H. GROSS
--------------------------------------
WILLIAM H. GROSS

Chief Investment Officer
Pacific Investment Management Co., LLC

    IDEX MUTUAL FUNDS
52  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

---------------------------------------------------------------------
                                           From             Inception
                                         Inception             Date
---------------------------------------------------------------------
Class A (NAV)                              0.40%              3/1/02
Class A (POP)                             (4.37)%             3/1/02
LBAB(1)                                    0.24%              3/1/02
---------------------------------------------------------------------
Class B (NAV)                              0.30%              3/1/02
Class B (POP)                             (4.70)%             3/1/02
---------------------------------------------------------------------
Class C (NAV)                              0.30%              3/1/02
---------------------------------------------------------------------
Class M (NAV)                              0.40%              3/1/02
Class M (POP)                             (1.60)%             3/1/02
---------------------------------------------------------------------

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                       APRIL 30, 2002
                                       --------------
Basic Materials                              0.3
Communications                               9.1
Consumer Cyclical                            4.3
Consumer Non-Cyclical                        2.8
Energy                                       0.5
Financial                                   12.2
Foreign Gov't                                2.8
Industrial                                   2.7
Technology                                   0.6
U.S. Gov't Agencies                         44.5
Utilities                                    3.6
Short-term                                  58.4

                                     WARRANT

A certificate, usually issued along with a bond or preferred stock, entitling the holder to buy a specific amount of securities at a specific price, usually above the current market price at the time of issuance, for an extended period, anywhere from a few years to forever.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  53

IDEX SALOMON ALL CAP

                                 OBJECTIVE/FOCUS

       Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Financial and consumer cyclical stocks had the greatest gains over the period. Communications securities were the worst performers overall, while other growth-heavy sectors like healthcare and technology fared better, although absolute returns were still negative.

The economy has been stronger than we had expected. Our meetings with company managements indicate that much of the recent growth is due to inventory rebuild. Although this is usually a sign of a classic economic recovery, company managements do not see signs of accelerations in sell-through to the ultimate customers. Therefore, many management teams are not planning for rapid expansion, as they fear the upturn may be temporary.

PERFORMANCE

For the six-month period ended April 30, 2002, the fund outperformed its benchmark, the Russell 3000 Index. For more information, please refer to the Performance Table.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Novartis AG ADR                          3.6%
Safeway, Inc.                            3.4%
HCA, Inc.                                3.2%
American International Group, Inc.       3.1%
FleetBoston Financial Corp.              2.9%


STRATEGY REVIEW

Our overall strategy remained essentially unchanged. We consistently emphasized broad diversification in fundamentally high-quality companies, which helped to dampen performance volatility as well as contribute to long-term outperformance. As is typical, our largest holdings over the period were spread across numerous industries, such as healthcare, consumer staples, consumer cyclicals, technology and communications. More importantly, top contributing stocks during the period were also widely diversified. Whether our style is in or out of favor, we stay consistent to the fund's investment strategy.

OUTLOOK

We think that lower interest rates and fiscal stimulus should cause the U.S. economy to begin growing at a 3-5% rate in the next few quarters. If we are correct about the current (low) levels of inventories in the U.S. economy, the economy could gain surprising strength in the next few months. We think any stock market advance probably will be broader

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                         8.2%
Telecommunications Services             7.4%
Retail/Broadline                        6.8%
Retail/Grocery                          5.8%
Banks                                   5.9%

than in the recent past, even though we expect overall market returns to be lower. This is because we feel it is unlikely that price-to-earnings ratios ("P/E") will double as they did between 1995-2000 for the Standard and Poor's 500 Composite Stock Index ("S&P 500").

Obviously, there are still some troublesome "left field" possibilities. The current situation in the Middle East is very difficult, even tragic, and events that play out in this area of the world clearly may affect our markets. Also, it is clear the current accounting scandal will take some time before it is fully reflected in the market. Notwithstanding these uncertainties, we look for 2002 to be the first positive year for the leading indexes since 1999.

We commented above that the stock market would probably be more broadly based even though returns might be much lower. There is both good and bad news in this statement. If investors look for a return of the stock market leadership of the last half of the 1990s, we think they will be disappointed. If they diversify their assets to include new possibilities, they may find significant rewards.

The following may help illuminate what we mean. The bottom 250 companies (50% of the companies) of the S&P 500 account for only 10% of its value. Let's assume these companies all double in the next five years, whereas the top 250 remain constant in price. (We admit this example is unlikely, but it is useful anyway.) The overall return for the S&P 500 over this period would be only +1.9% per annum, even though half the companies have doubled in price. Although this situation is highly unlikely as described, we do believe smaller- and mid-cap stocks will do much better than large-cap companies as a whole. We believe portfolios with meaningful small- and mid-cap representation, such as IDEX Salomon All Cap, are positioned to benefit if this happens.


/s/ Ross S. Margolies
----------------------------
    ROSS S. MARGOLIES


/s/ Robert M. Donahue, Jr.
----------------------------
ROBERT M. DONAHUE, JR.
Co-Fund Managers
Salomon Brothers Asset Management Inc.

Note: Effective May 3, 2002, John G. Goode and Peter J. Hable of Salomon Brothers Asset Management Inc assumed management responsibilities for the fund.

     IDEX MUTUAL FUNDS
54   SEMI-ANNUAL REPORT 2002

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

                                    [GRAPH]


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

---------------------------------------------------------------------------------------
                                                             From            Inception
                         6 months           1 year         Inception            Date
---------------------------------------------------------------------------------------
Class A (NAV)              5.28%            (7.19)%           13.66%           3/1/99
Class A (POP)             (0.51)%          (12.29)%           11.64%           3/1/99
Russell 3000(1)            4.49%           (10.73)%           (1.59)%          3/1/99
---------------------------------------------------------------------------------------
Class B (NAV)              5.03%            (7.76)%           12.99%           3/1/99
Class B (POP)              0.03%           (12.38)%           12.50%           3/1/99
---------------------------------------------------------------------------------------
Class C (NAV)              5.03%            (7.76)%            9.79%          11/1/99
---------------------------------------------------------------------------------------
Class M (NAV)              5.06%            (7.69)%           13.09%           3/1/99
Class M (POP)              3.01%            (9.52)%           12.73%           3/1/99
---------------------------------------------------------------------------------------

NOTES

(1) The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R) (C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS


                                           4/30/02       10/31/01
                                           -------       --------
Basic Materials                               2.0           5.7
Communications                               13.7          16.7
Consumer Cyclical                            11.6          16.6
Consumer Non-Cyclical                        22.1          18.3
Energy                                        0.6           5.1
Financial                                    13.2          15.9
Industrial                                    0.2           1.8
Technology                                    5.9           6.1
Short-term                                   27.5          13.8
Options                                       0.9           0.3


                                   SALES LOAD

Expressed usually as front-end, back-end or level load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions. Level load is deducted from fund assets over time.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                          IDEX MUTUAL FUNDS
                                                    SEMI-ANNUAL REPORT 2002   55

IDEX SALOMON INVESTORS VALUE
(FORMERLY IDEX NWQ VALUE EQUITY)


                                 OBJECTIVE/FOCUS

 Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

                            [INVESTMENT FOCUS GRAPH]

MARKET ENVIRONMENT

Cyclical stocks, including technology, drove the market's performance. Toward the end of last year, aggressive monetary stimulus and prospects for significant fiscal stimulus encouraged investors to focus on economically sensitive stocks. The three additional interest rate cuts in the fourth quarter by the U.S. Federal Reserve Board ("Fed") brought the federal funds rate(1) to 1.75%, its lowest level in 40 years.

PERFORMANCE

For the six months ended April 30, 2002, IDEX Salomon Investors Value outperformed its benchmark, the Standard & Poor's 500 Composite Stock Index. For more information, please refer to the Performance Table on the next page.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------

Liberty Media Corp.                     2.1%
Verizon Communications, Inc.            2.0%
J.P. Morgan Chase & Company             1.9%
Novartis AG ADR                         1.9%
Alcoa, Inc.                             1.9%

STRATEGY REVIEW

Salomon Brothers Asset Management Inc assumed management of the fund on March 1, 2002, and applied a strategy of pursuing steady long-term growth. It's a relatively conservative approach that involves seeking out companies that have been neglected by the rest of the market and waiting patiently for them to be rediscovered and allowed to rise to their true worth. The stock selection process involves thorough research gleaned by the firm's extensive network of analysts and constructing the fund with value stocks believed to have the potential to become growth stocks. The fund seeks to purchase these stocks at attractive prices and sell them if they become overvalued.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------

Banks                                       10.7%
Telecommunications Services                  7.7%
Securities Brokers                           6.1%
Pharmaceuticals                              6.1%
Oil and Gas Services                         5.9%


OUTLOOK

Recent economic reports suggest that the economy is accelerating much more quickly than many investors expected. While we believe that the economy is certainly on its way to recovery, we question the sustainability of this recent strength. We believe that in order for the stock market to continue its recent gains, we need to see a follow-through in corporate earnings. In the second half of this year, corporate earnings comparisons may become much easier. In the near-term, however, some earnings disappointments could lead to continued volatility in the equity markets.

/s/ John B. Cunningham
-------------------------------------------
    JOHN B. CUNNINGHAM


/s/ Mark J. McAllister
-------------------------------------------
    MARK J. MCALLISTER
    Co-Fund Managers
    Salomon Brothers Asset Management Inc

(1) The federal funds rate ("fed funds rate") is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction

Note: Effective March 1, 2002, Salomon Brothers Asset Management Inc replaced NWQ Investment Management Company, Inc. as sub-adviser to the fund. At that time, IDEX NWQ Value Equity changed its name to IDEX Salomon Investors Value.


   IDEX MUTUAL FUNDS
56 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]


This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02


----------------------------------------------------------------------------------------------------
                                                                             From          Inception
                       6 months          1 year             5 year         Inception         Date
----------------------------------------------------------------------------------------------------
Class A (NAV)            6.38%           (5.59)%            6.33%            6.28%          2/1/97
Class A (POP)            0.53%          (10.78)%            5.13%            5.14%          2/1/97
S&P 500(1)               2.31%          (12.62)%            7.56%            7.68%          2/1/97
----------------------------------------------------------------------------------------------------
Class B (NAV)            6.09%           (6.20)%            5.69%            5.64%          2/1/97
Class B (POP)            1.09%          (10.89)%            5.53%            5.49%          2/1/97
----------------------------------------------------------------------------------------------------
Class C (NAV)            6.09%           (6.20)%              --             6.36%         11/1/99
----------------------------------------------------------------------------------------------------
Class M (NAV)            6.11%           (6.13)%            5.78%            5.73%          2/1/97
Class M (POP)            4.04%           (8.00)%            5.57%            5.53%          2/1/97
----------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                             4/30/02      10/31/01
                                             -------      --------
Basic Materials                                 6.3          10.3
Communications                                 14.7           8.7
Consumer Cyclical                               9.4           7.4
Consumer Non-Cyclical                          13.8           9.0
Energy                                          7.9          11.4
Financial                                      27.2          28.3
Industrial                                      2.7           7.5
Technology                                      7.6           6.5
Utilities                                       2.6           3.8
Short-term                                      9.8           6.7

                                 VALUE INVESTING


Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  57

IDEX T. ROWE PRICE HEALTH SCIENCES

                                OBJECTIVE/FOCUS

   Long-term capital appreciation by investing primarily in common stocks of companies engaged in research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.

                          [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The recession appears to have ended, as the Gross Domestic Product (GDP) rose at an annualized rate of 5.8% in the first quarter of 2002, compared with 1.7% in last year's fourth quarter. The economic recovery remained fragile, however, as suggested by an increase in the unemployment rate from 5.6% in January to 6.0% in April. To help the economy continue its mending process, the Federal Reserve Board kept short-term interest rates steady. The federal funds target rate - a benchmark for various lending rates - remained at a 40-year low of 1.75%; but if the recovery continues to gain steam, we expect this rate to start rising later this year.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

T. Rowe Reserve Investment
 Fund 12/31/2030                                6.4%
UnitedHealth Group, Inc.                        5.3%
Pozer, Inc.                                     4.8%
Cephalon, Inc.                                  4.1%
Wyeth                                           4.0%

PERFORMANCE

From its inception March 1, 2002, through April 30, 2002, IDEX T. Rowe Price Health Sciences underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"). For more information, please refer to the Performance Table on the next page.

STRATEGY REVIEW

The fund endured up-and-down results during the period, finishing with a negative return. Extensive research and effective diversification helped the fund to significantly outpace the Lipper benchmark. Although a modest biotechnology rally fueled gains in March, investor anxiety about the quality of earnings among pharmaceuticals and biotech companies depressed results in April. Only health care services firms produced consistent results.

Biotechnology holdings faced a roller coaster ride during the period, as the sector initially rallied on improving economic news then retreated after a series of disappointing earnings and product announcements. Close scrutiny of accounting practices also raised investor concerns. Only a large position in Trimeris provided a significantly positive contribution to absolute results.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                 33.7%
Biotechnology                                   27.4%
Healthcare Services                             19.5%
Healthcare Products                             10.1%
Money Market Fund                                6.7%

Pharmaceutical stock performance mirrored that of biotechs, as good early returns were eventually hampered by lowered growth expectations and intensifying competition. Returns in this sector were flat to down. Despite delivering good first-quarter earnings, pharmaceutical bellwether Pfizer prompted broad drug selling after warning of coming earnings challenges.

A smaller but growing position in services stocks notched a significant gain for the period that contributed greatly to absolute and relative results. Investors have been impressed by the industry's improved profitability and comparatively modest stock valuations. UnitedHealth Group led all advancers.

OUTLOOK

As a general rule, the market has not been favorable toward growth investing styles. Adding to the troubles in the drug and biotech areas has been the rising number of setbacks in the drug approval process. We think many of these setbacks have resulted as much from temporary process problems as from product-specific issues. We also remain confident that an expected upturn in the economy should help draw investors back toward growth segments and improve earnings prospects across the board.

/S/ KRIS H. JENNER
-----------------------------
KRIS H. JENNER
Fund Manager
T. Rowe Price Associates, Inc.


   IDEX MUTUAL FUNDS
58 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------
                                                            From       Inception
                                                          Inception         Date
--------------------------------------------------------------------------------
Class A (NAV)                                               (2.80)%       3/1/02
Class A (POP)                                               (8.15)%       3/1/02
S&P 500(1)                                                  (2.53)%       3/1/02
--------------------------------------------------------------------------------
Class B (NAV)                                               (2.90)%       3/1/02
Class B (POP)                                               (7.76)%       3/1/02
--------------------------------------------------------------------------------
Class C (NAV)                                               (2.90)%       3/1/02
--------------------------------------------------------------------------------
Class M (NAV)                                               (2.90)%       3/1/02
Class M (POP)                                               (4.83)%       3/1/02
--------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock(S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock fund would. This may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                               4/30/02
                                               -------
Consumer Non-Cyclical                           90.7
Money Market Fund                                6.7
Short-term                                       6.4

                                 SPECIALTY FUND

            A mutual fund investing primarily in the securities of a particular industry, sector, type of security or geographic region.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 59

IDEX T. ROWE PRICE SMALL CAP

                                OBJECTIVE/FOCUS

   Long-term growth of capital by investing common stocks of small-cap growth companies and stock index futures.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The recession appears to have ended, as the Gross Domestic Product ("GDP") rose at an annualized rate of 5.8% in the first quarter of 2002, compared with 1.7% in last year's fourth quarter. The economic recovery remained fragile, however, as suggested by an increase in the unemployment rate from 5.6% in January to 6.0% in April. To help the economy continue its mending process, the Federal Reserve Board kept short-term interest rates steady. The federal funds target rate - a benchmark for various lending rates - remained at a 40-year low of 1.75%; but if the recovery continues to gain steam, we expect this rate to start rising later this year.

Among small-cap growth stocks, consumer discretionary companies were buoyed by ongoing strength in consumer spending. Financial stocks, especially banks, continued to benefit from the low interest rate environment, and shares of energy companies - though a small part of the small-cap growth universe - tracked a surge in crude oil prices. On the down side, information technology stocks were hobbled by overcapacity and tepid demand. Telecommunication services companies faced similar problems plus mounting debt burdens. Health care stocks generally declined and biotechnology stocks had particularly steep falls.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Accredo Health, Inc.                             1.1%
The Corporate Executive Board
 Company                                         1.0%
SCP Pool Corp.                                   0.8%
Iron Mountain, Inc.                              0.8%
First Health Group Corp.                         0.7%

PERFORMANCE

For the six months ended April 30, 2002, the fund underperformed its benchmark, the Russell 2000 Index. Please refer to the Performance Table on the next page for further information.

STRATEGY REVIEW

Because different sectors move in and out of favor at different times, we believe it is important to stay well diversified. The fund's assets were spread across more than 352 names, and no single holding represented more than 1.1% of assets at the end of April. We believe this broad diversification enables investors to harness the potential of small-cap growth stocks while tempering the volatility inherent in such investments.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Healthcare Services                              8.5%
Software                                         7.5%
Biotechnology                                    6.6%
Semiconductors                                   6.2%
Commercial Services/Technology                   4.8%

The information technology sector remained one of the fund's largest weightings, though it slipped slightly, reflecting declines among our software, communications equipment and semiconductor holdings. The health care sector, our second largest, changed little. Gains in Accredo Health, Inc. - our largest holding and top contributor in the past three months - and other health care service companies helped offset losses among biotechnology and pharmaceutical firms and companies that provide health care equipment and supplies.

The consumer cyclical sector, was our second largest sector commitment. Media firms were strong performers, and hotel and restaurant companies also fared well. Industrials and business services companies, were mixed. Aerospace and defense firms rose, but airline and air freight stocks were hurt by higher fuel costs.

Financial sector stocks represented 10% of fund assets at the end of April, up from 9.2% three months ago, thanks to strength in most underlying segments. The remainder of the fund's assets was spread across other sectors with exposure to consumer staples, utilities, energy and materials.

OUTLOOK

Although small-caps in traditional growth sectors continue to struggle, small-cap stocks in general have outperformed their larger peers for the past two years. Analysis of returns and duration of previous cycles of small-cap outperformance imply that we may be only half way through the current cycle. Additionally, small-caps tend to outperform during economic recoveries like the one we are experiencing now. We believe there are many attractive opportunities in the small-cap growth sector, and we will remain well diversified to benefit from sectors and companies that should perform better as economic and corporate profit growth increases.

/S/ PAUL W. WOJCIK
------------------------------
PAUL W. WOJCIK
Fund Manager
T. Rowe Price Associates, Inc.


   IDEX MUTUAL FUNDS
60 SEMI-ANNUAL REPORT 2002

                                   [GRAPHIC]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------
                                                           From        Inception
                           6 months        1 year        Inception          Date
--------------------------------------------------------------------------------
Class A (NAV)               11.97%         (5.86)%         2.58%          3/1/99
Class A (POP)                5.81%        (11.03)%         0.77%          3/1/99
Russell 2000(1)             20.03%           .68%         10.12%          3/1/99
--------------------------------------------------------------------------------
Class B (NAV)               11.65%         (6.56)%         1.91%          3/1/99
Class B (POP)                6.65%        (11.23)%         1.30%          3/1/99
--------------------------------------------------------------------------------
Class C (NAV)               11.65%         (6.56)%        (1.30)%        11/1/99
--------------------------------------------------------------------------------
Class M (NAV)               11.77%         (6.39)%         2.03%          3/1/99
Class M (POP)                9.65%         (8.25)%         1.71%          3/1/99
--------------------------------------------------------------------------------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                                        4/30/02         10/31/01
                                                        -------         --------
Basic Materials                                            1.2             1.4
Communications                                             7.6             7.5
Consumer Cyclical                                         16.2            14.1
Consumer Non-Cyclical                                     35.7            36.7
Energy                                                     4.6             5.0
Financial                                                 10.0             8.7
Industrial                                                 8.4             8.4
Technology                                                15.2            16.1
Utilities                                                  0.1             0.3
Short-term                                                 1.1             1.5


                                 CAPITALIZATION

  Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1.5 billion, mid cap is $1.5 - $10 billion and large cap is more than $10 billion.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 61

IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
(FORMERLY IDEX T. ROWE PRICE DIVIDEND GROWTH)


                                 OBJECTIVE/FOCUS

                 Long-term capital appreciation on an after-tax
               basis by investing primarily in large-cap stocks.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

Stocks were mixed and volatile in the two-month period ended April 30, 2002, despite evidence that the recession had ended. To help the economy continue its recovery, the Federal Reserve Board kept short-term interest rates steady. The federal funds target rate - a benchmark for various lending rates - remained at a 40-year low of 1.75%.

Large-cap stocks generally declined since the end of February, and traditional growth sectors (e.g., technology, health care, and financial) were sluggish.

REVIEW OF NEW STRATEGY

Before discussing fund performance, we would like to briefly summarize the fund's new investment mandate and our strategy, effective March 1, 2002:

IDEX T. Rowe Price Tax-Efficient Growth invests in stocks of large-cap growth companies that have strong prospects and are market leaders within their niches. We plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital.

We will keep our cash position low and stay almost fully invested, because we believe successful market timing is nearly impossible.

We will make new purchases opportunistically, but not trade opportunistically or rotate from sector to sector in an effort to capture short-term outperformance.

We will purchase stocks that meet our criteria even though time and patience may be required before the investment pays off. It is important to note, therefore, that performance over short periods will often deviate, both positively and negatively, from that of competing funds more focused on pretax returns.

We will let our winners run and try not to realize gains unless a company's long-term outlook has deteriorated materially. In addition, we will sell investments that have declined to build up tax-losses that can be used to offset future gains.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   Pfizer, Inc.                   3.5%
   General Electric Company       3.2%
   Microsoft Corp.                3.1%
   Citigroup, Inc.                2.9%
   Federal National Mortgage
     Association                  2.7%

PERFORMANCE

For the six months ended April 30, 2002, IDEX T. Rowe Price Tax-Efficient Growth underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index. For more information, please refer to the Performance Table on the next page.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Pharmaceuticals              14.3%
   Semiconductors                8.4%
   Banks                         8.2%
   U.S. Government Agencies      5.3%
   Software                      4.8%

STRATEGY REVIEW

Consumer spending has remained firm, and several of our top contributors to performance were consumer-related. In the consumer staples sector, beverage stocks Coca-Cola and PepsiCo generated strong returns. Producers of personal and household products, particularly Gillette, Avon and Procter & Gamble, were also outstanding.

Information technology stocks, including bellwethers Oracle, Intel and Microsoft, were among our largest detractors to performance in the past two months. The health care sector also struggled, particularly pharmaceutical companies. But Johnson & Johnson performed well, thanks to strength in their diversified businesses. In our opinion, pharmaceutical stocks are now very attractively valued based on their promising longer-term prospects.

OUTLOOK

The economy continues to improve, but growth stocks have been sluggish for a variety of reasons, including general concerns about corporate earnings growth and the inexorable collapse of the debt-laden telecommunications sector. This environment offers long-term investors a great opportunity to buy companies with a history of - and strong potential for - solid earnings growth at attractive prices. Although the fund's recent results have not been favorable, we believe its performance over the long term will validate our belief that companies with sustainable growth and profitability are the best long-term investments.



/S/ DONALD J. PETERS
----------------------
DONALD J. PETERS


/S/ HUGH D. MCGUIRK
----------------------
HUGH D. MCGUIRK


Co-Fund Managers
T.Rowe Price Associates, Inc.


    IDEX MUTUAL FUNDS
62  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------------------
                                                                       From        Inception
                                      6 months        1 year         Inception        Date
--------------------------------------------------------------------------------------------
Class A (NAV)                           1.89%         (7.99)%         (0.46)%        3/1/99
Class A (POP)                          (3.71)%       (13.05)%         (2.22)%        3/1/99
S&P 500(1)                              2.31%        (12.62)%         (3.10)%        3/1/99
--------------------------------------------------------------------------------------------
Class B (NAV)                           1.56%         (8.64)%         (1.10)%        3/1/99
Class B (POP)                          (3.44)%       (13.21)%         (1.72)%        3/1/99
--------------------------------------------------------------------------------------------
Class C (NAV)                           1.56%         (8.64)%         (2.15)%       11/1/99
--------------------------------------------------------------------------------------------
Class M (NAV)                           1.57%         (8.58)%         (1.01)%        3/1/99
Class M (POP)                          (0.44)%       (10.40)%         (1.32)%        3/1/99
--------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Basic Materials                               0.8                      1.8
Communications                               10.0                      8.6
Consumer Cyclical                            10.7                      9.3
Consumer Non-Cyclical                        38.8                     23.9
Energy                                        8.0
Financial                                    19.0                     27.7
Industrial                                    4.7                     11.2
Technology                                   15.8                      4.6
Utilities                                     1.0
Short-term                                    0.3                      3.3

YIELD

The percentage rate of return attributed to dividends or interest earned on an investment.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  63

IDEX TRANSAMERICA CONSERVATIVE
HIGH-YIELD BOND  (FORMERLY IDEX AEGON INCOME PLUS)


CREDIT QUALITY OF BONDS
(% OF NET ASSETS) S&P
-----------------------
    AAA          1.9%
    AA
    A           10.4%
    BBB         27.6%
    BB          18.1%
    B           20.3%
    All C's      1.0%
    N/R           --
    D            0.3%
    NA           2.2%

CREDIT QUALITY OF BONDS
(% OF NET ASSETS) MOODY'S
-------------------------
    A2          5.3%
    A3          7.3%
    AAA         1.9%
    B1          3.6%
    B2         11.5%
    B3          5.7%
    BA1         7.9%
    BA2         6.2%
    BA3         4.4%
    BAA1        1.8%
    BAA2       14.9%
    BAA3       10.6%
    CA          0.7%

                                 OBJECTIVE/FOCUS

                  High current income while avoiding excessive risk by investing primarily in fixed income.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The U.S. economy finally showed signs of life in early 2002. Weary investors headed into the new year with optimism that the worst of the economic cycle was now over and brighter growth prospects were on the horizon. The strength of the first quarter report was dominated by business inventories, which contributed 3.1% to the 5.8% Gross Domestic Product increase. Inventories continued to be liquidated in the first quarter but at a much slower pace than experienced during the second half of 2001. The consumer was surprisingly strong in the first quarter as mortgage refinancings, tax cuts and a mild winter led personal consumption expenditures to increase at a solid 3.5% rate.

The government is playing a large role in this recent economic improvement. In 2001, the Federal Reserve Board ("Fed") cut rates eleven times to 1.75%, the lowest level in 40 years. Given it takes approximately nine to twelve months before an interest rate cut fully affects the economy, much of the stimulus is still on the way. In addition, the U.S. government has also provided a massive boost in the form of increased government spending, in the form of tax cuts for both businesses and the consumer, and increased national security.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   Ford Motor Credit Company 02/01/2011   2.9%
   PDVSA Finance, Ltd. 02/15/2004         2.9%
   ArvinMeritor, Inc. 03/15/2008          2.8%
   Nash Finch Company 05/01/2008          2.4%
   HSBC Capital Funding 144A 12/29/2049   2.3%

The improved tone of the first quarter economic data has shifted the debate among macro-economic policymakers and financial market participants from one of concern over the length and depth of the recession to expectations about the strength and duration of the economic rebound. The positive influences that contributed in keeping the recession short and shallow will lose some of their force in the coming months as mortgage refinancings have run their course, tax refunds are behind us and energy prices have spiked higher. The positive news is that inflation is still under control, which provides the Fed the ability to balance numerous competing demands.

PERFORMANCE

For the period ended April 30, 2002, IDEX Transamerica Conservative High-Yield Bond underperformed its benchmark, the Merrill Lynch High Yield Master Index. For more information, please refer to the Performance Table on the next page.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Financial - Diversified      17.4%
   Electric                      6.6%
   Oil and Gas Producers         5.3%
   Auto Parts/Equipment          4.7%
   Oil and Gas Services          4.3%

STRATEGY REVIEW

The fund has begun to transition to the new investment objective of conservative high yield portfolio. This will be accomplished by maintaining a weighting in investment grade bonds of between 25% to 35%. In addition, as has been the case historically for this fund, high-yield investments have generally been more conservative than the average high-yield fund. Transition will not be immediate, as values in the conservative part of the high-yield market are currently not in huge supply.

A high-yield market that returns less than investor expectations poses the key risk to the fund. With a vast majority of names selling extremely rich, the potential for large returns in high yield is limited. Any dissatisfaction that leads to an outflow of money in the sector would pose technical risks to the market.

OUTLOOK

The outlook for fiscal 2002 looks favorable for IDEX Transamerica Conservative High-Yield Bond. Spreads on high yield and corporate bonds are very wide by historical standards, and given our outlook of a gradual economic rebound, should provide a macro-economic backdrop that is very favorable to credit. As a risk mitigant to our strategy, emphasis is being placed on issues of higher quality. As the economic recovery unfolds, we are confident the Fed will continue to provide the needed liquidity to impact the real economy, and ultimately the compelling values developing within the credit markets to become recognized.



/S/ DAVID R. HALFPAP
-----------------------
DAVID R. HALFPAP


/S/ BRADLEY J. BEMAN
-----------------------
BRADLEY J. BEMAN


Co-Fund Managers
AEGON USA Investment Management, LLC


    IDEX MUTUAL FUNDS
64  SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-----------------------------------------------------------------------------------------------
                                                                           From       Inception
                             6 months    1 year     5 year     10 year   Inception       Date
-----------------------------------------------------------------------------------------------
Class A (NAV)                 (1.94)%    (0.03)%     4.55%      6.86%      8.65%       6/14/85
Class A (POP)                 (6.59)%    (4.77)%     3.54%      6.34%      8.34%       6/14/85
MLHYM(1)                       6.19%      4.71%      4.23%      7.78%      9.65%       6/14/85
-----------------------------------------------------------------------------------------------
Class B (NAV)                 (2.21)%    (0.63)%     3.89%        --       4.77%       10/1/95
Class B (POP)                 (7.10)%    (5.60)%     3.71%        --       4.77%       10/1/95
-----------------------------------------------------------------------------------------------
Class C (NAV)                 (2.21)%    (0.63)%       --         --       3.12%       11/1/99
-----------------------------------------------------------------------------------------------
Class M (NAV)                 (2.17)%    (0.54)%     4.00%        --       4.90%       10/1/93
Class M (POP)                 (4.11)%    (2.52)%     3.79%        --       4.78%       10/1/93
-----------------------------------------------------------------------------------------------

NOTES

(1) The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Basic Materials                              3.5                       2.7
Communications                               7.4                      11.3
Consumer Cyclical                           13.7                      14.7
Consumer Non-Cyclical                        5.4                       7.6
Energy                                       9.6                       6.5
Financial                                   22.2                      24.0
Industrial                                  11.2                      10.6
Utilities                                    8.3                      12.1
Long-term Gov't                              2.8                       1.0
Short-term                                  17.0                       7.1

INVESTMENT GRADE OR JUNK?

Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk bonds".

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  65

IDEX TRANSAMERICA CONVERTIBLE SECURITIES


CREDIT QUALITY OF BONDS
(% OF NET ASSETS) S&P
-----------------------
     AAA              5.1%
     AA                --
     A                6.3%
     BBB              8.6%
     BB               2.6%
     B               16.0%
     All C's           --
     D                 --
     N/R             24.3%
     NA               6.4%

CREDIT QUALITY OF BONDS
(% OF NET ASSETS) MOODY'S
-------------------------
      A3         3.0%
      A1         3.2%
      AA1        3.2%
      AAA        2.0%
      B2         6.4%
      BA1        2.6%
      BA2        2.4%
      BA3        5.0%
      BAA1       2.8%
      BAA2       2.3%
      BAA3       3.4%
      CAA1       2.3%
      N/R       24.3%
      NA         6.4%

                                 OBJECTIVE/FOCUS

    Maximum total return through a combination of current income and capital appreciation through investment primarily in convertible securities.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

IDEX Transamerica Convertible Securities was introduced on March 1, 2002. In the two months that followed, uncertainty jostled the U.S. equity market. Some investors saw the end of recession in the economic data released since March. Others doubted whether economic recovery had truly arrived and, if it had, whether it could be sustained. In addition, companies in a variety of industries reported disappointing earnings, further fueling skepticism about the strength of any economic rebound. The Standard and Poor's 500 Composite Stock Index, a broad measure of U.S. stock performance, finished the two-month period with a loss of 2.5%.

PERFORMANCE

From inception, March 1, 2002, through April 30, 2002, the fund outperformed its benchmark, the Merrill Lynch All U.S. Convertibles Index. For more information, please refer to the Performance Table on the next page.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   SUPRVALU, Inc. 11/02/2031          3.4%
   Juniper Networks, Inc. 03/15/2007  3.3%
   First Data Corp. 03/01/2008        3.2%
   ALZA Corp. 07/28/2020              3.1%
   Continental Airlines, Inc.
    02/01/2007                        3.1%

STRATEGY REVIEW

IDEX Transamerica Convertible Securities seeks a combination of income and long-term capital appreciation. We will generally invest at least 80% of the fund's assets in convertibles - securities that generate income from bond-like features and can be converted to stock in the future. To select individual issues, we rely on our own credit research as well as the extensive, firsthand research conducted by the equity team at Transamerica Investment Management. Our ideal candidate is a company that stands to benefit from changes in the company, its industry or the external forces driving its business - for instance, the aging population in America and Western Europe. The business must generate free cash flow, and the management team must know how to prudently reinvest that free cash flow to enhance shareholder value.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Commercial Services/Technology   9.6%
   Electric                         7.2%
   Insurance                        7.2%
   Pharmaceuticals                  4.4%
   Telecommunications Equipment     4.2%

During this initial period, we focused on building a core portfolio of well-managed traditional companies with long-term growth potential, including several financial services concerns and insurance companies. We also included a handful of convertible securities from businesses in cyclical industries, such as retailers Best Buy Company, Inc. and Costco Wholesale Corp. Another area of focus: defense companies like L-3 Communications Holdings, Inc. and Northrop Grumman Corp. Both are benefiting from the growing U.S. defense budget and were major contributors to the fund's outperformance during this brief period.

OUTLOOK

Early in the year, we had expected the economic rebound to arrive by the second half of 2002. At this juncture, we believe the rebound may be delayed, so that the full force and effect won't be felt until 2003. In the meantime, our initial picks should withstand any market volatility relatively well. Higher premiums are boosting the income and earnings of the property and casualty insurers in the portfolio. Benign interest rates are working to the advantage of our financial services holdings and, should they move higher, would only increase the companies' gross profit margins. Finally, our cyclical stocks should feel the effect of a rebound sooner than most.



/S/ KIRK J. KIM
---------------------------------------
KIRK J. KIM

/S/ GARY U. ROLLE
---------------------------------------
GARY U. ROLLE
Co-Fund Managers
Transamerica Investment Management, LLC


    IDEX Mutual Funds
66  Semi-Annual Report 2002

                                     [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

------------------------------------------------------------
                                      From         Inception
                                    Inception         Date
------------------------------------------------------------
Class A (NAV)                         3.50%          3/1/02
Class A (POP)                        (1.42)%         3/1/02
MLUSConv.(1)                          2.08%          3/1/02
------------------------------------------------------------
Class B (NAV)                         3.40%          3/1/02
Class B (POP)                        (1.60)%         3/1/02
------------------------------------------------------------
Class C (NAV)                         3.40%          3/1/02
------------------------------------------------------------
Class M (NAV)                         3.50%          3/1/02
Class M (POP)                         1.47%          3/1/02
------------------------------------------------------------

NOTES

(1) The Merrill Lynch All U.S. Convertibles (MLUS Conv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002
                                        --------------
Basic Materials                              1.6
Communications                               4.2
Consumer Cyclical                           14.8
Consumer Non-Cyclical                       19.0
Financial                                   13.3
Industrial                                   7.6
Technology                                   9.6
Utilities                                    6.2
Short-term                                  23.0

CONVERTIBLE SECURITY

A bond or preferred stock that is exchangeable at the option of the holder for common stock of the issuing corporation.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  67

IDEX TRANSAMERICA EQUITY


                                 OBJECTIVE/FOCUS

      Long-term growth by investing in domestic common stocks of companies which are considered to be undervalued in the stock market.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The broad market made strong advances in late 2001 as the initial shock of the September 11th terrorist attacks wore off, but lost ground in the first four months of 2002. Lower corporate earnings and an economy moving unevenly from recession to recovery took their toll on investor confidence. So did the January 2002 bankruptcy of Enron, an energy company that had used aggressive accounting methods to mask its debts. Following that event, stock prices for companies with unusual accounting practices or high leverage (i.e., debt) fell.

In general, large-company stocks lagged their small- and mid-sized counterparts. In our view, large caps are recovering from excessive valuations that occurred during the 1990s bull market. Enormous cash flows into large-company stocks during that period inflated stock prices dramatically. The abundance of cash also provided large companies in certain sectors (i.e., technology and telecommunications) with the means to make investments of dubious economic value. In the economic downturn since mid-2000, these growth companies have been left with excess capacity and, in some cases, heavy debt loads that erode earnings.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   First Data Corp.                   7.3%
   Microsoft Corp.                    4.5%
   Moody's Corp.                      4.4%
   United Parcel Service, Inc.        4.2%
   Cox Communications, Inc. Class A   3.8%

PERFORMANCE

For the six months ended April 30, 2002, IDEX Transamerica Equity underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index. For more information, please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Since November, we have reduced the level of risk in the fund by eliminating our position in Sprint Corp. ("Sprint") and we are currently reducing our position in RiteAid Corp. ("RiteAid"). Hampered by overcapacity in the telecommunications industry, Sprint reported earnings below expectations. In addition, after the Enron debacle, Sprint's stock was penalized for the company's use of leverage. RiteAid, which we had purchased on the belief that new management would return the ailing company to financial health, disappointed us on the most fundamental levels. Operating results are weak, and the company's prospects for reducing its debt load and maintaining its store base have diminished.

In their place, we have purchased shares of companies that we believe are better positioned to benefit from slow economic growth in the future. As always, we have focused on businesses riding a value-creating trend or event, such

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Commercial Services/Business      12.8%
   Pharmaceuticals                    8.3%
   Commercial Services/Technology     7.8%
   Banks                              6.5%
   Telecommunications                 6.3%

as a new product, the renaissance of an industry or a visionary new business strategy. To qualify, a company must have sustainable competitive advantages and superior management - an experienced team that knows how to keep the balance sheet stable while deploying free cash to generate a higher return on capital. And its stock must sell for less than the intrinsic value of the business.

Most recently, we invested in Walgreen Company and EchoStar Communications Corp. ("EchoStar") after their stock prices declined. Walgreen's has a strong wind in its sails and is using free cash flow to build or expand its stores twice as fast as competitors. Echostar is a leading contender in the satellite television industry. Initially, satellite TV was considered a product for rural America, where cable TV often does not reach, and for sports enthusiasts. However, "dish systems" have proven to have broader appeal, primarily because their digital transmission format provides consumers a very high-quality video experience. Satellite TV companies continue to take market share from cable operators, particularly those that are poorly run. Echostar's capital expenditure per subscriber is very low, while its potential market is enormous. We anticipate that, come 2003, the company will generate significant free cash flow that could be used to pay down debt or invest in proprietary programming, a move that has been very successful for cable TV operators.

OUTLOOK

We expect the economy to emerge onto a plateau of slow, even growth later in the year. Until then, signs of falling back into recession will likely be as numerous as indications of growth. We fully expect that negative earnings surprises will continue in those areas where over capitalization and excess capacity are greatest. Given this scenario, we will continue to be cautious about taking on risk while looking for solid growth opportunities.



/s/ JEFFREY S. VAN HARTE
----------------------------------------
JEFFREY S. VAN HARTE


/s/ GARY U. ROLLE
----------------------------------------
GARY U. ROLLE


Co-Fund Managers
Transamerica Investment Management, LLC


    IDEX MUTUAL FUNDS
68  SEMI-ANNUAL REPORT 2002

                                     [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------------------------------------------
                                                                      From         Inception
                                      6 months         1 year       Inception         Date
--------------------------------------------------------------------------------------------
Class A (NAV)                           1.86%         (20.14)%       (18.02)%        3/1/00
Class A (POP)                          (3.74)%        (24.53)%       (20.13)%        3/1/00
S&P 500(1)                              2.31%         (12.62)%        (9.28)%        3/1/00
--------------------------------------------------------------------------------------------
Class B (NAV)                           1.51%         (20.82)%       (18.66)%        3/1/00
Class B (POP)                          (3.49)%        (24.78)%       (19.79)%        3/1/00
--------------------------------------------------------------------------------------------
Class C (NAV)                           1.51%         (20.82)%       (18.66)%        3/1/00
--------------------------------------------------------------------------------------------
Class M (NAV)                           1.62%         (20.68)%       (18.54)%        3/1/00
Class M (POP)                          (0.40)%        (22.26)%       (18.92)%        3/1/00
--------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002          OCTOBER 31, 2001
                                        --------------          ----------------
Communications                               15.5                     21.0
Consumer Cyclical                            15.4                     18.2
Consumer Non-Cyclical                        35.9                     31.4
Financial                                    11.5                     13.8
Industrial                                    4.2                      5.9
Technology                                    7.7                      7.2
Short-term                                    9.4                      2.8

AUTOMATIC INVESTMENT PLAN

With the Automatic Investment Plan, money is regularly invested into a shareholder's fund account electronically from their bank account, taking advantage of dollar cost averaging.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  69

IDEX TRANSAMERICA GROWTH OPPORTUNITIES
(FORMERLY IDEX TRANSAMERICA SMALL COMPANY)


                                OBJECTIVE/FOCUS

Long-term growth by investing principally in equity securities such as common and preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

In one sense, market conditions during the six months ended April 30, 2002 favored the fund. Money fleeing overvalued large-cap sectors - most notably technology, media and telecommunications - sought refuge in the small- and mid-cap equities markets, giving a boost to prices. In another sense, market trends ran contrary to our efforts. Investors showed a marked preference for traditional value and/or cyclical stocks such as homebuilders, retailers and consumer staples companies, rather than the secularly growing companies we seek for the fund.

PERFORMANCE

For the six months ended April 30, 2002, IDEX Transamerica Growth Opportunities outperformed its benchmark, the Russell 2000 Index. For more information, please refer to the Performance Table on the next page. It should be noted that the new benchmark and name are meant to more accurately describe the fund's longstanding universe and objective, not a change to our investment strategy.

    FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   -----------------------------------------
   Expedia, Inc. Class A               5.3%
   Barra, Inc.                         5.2%
   Cymer, Inc.                         5.1%
   Moody's Corp.                       4.8%
   Expeditors International of
    Washington, Inc.                   4.7%

STRATEGY REVIEW

As always, our ideal candidate for investment is an individual growth stock in the small- to mid-cap range (i.e., less than $5 billion market capitalization) whose price does not exceed the company's intrinsic value. Our bottom-up philosophy emphasizes discovery of quality companies that are benefiting from secular trends - before their stock prices fully reflect the companies' strengths and growth potential. Seasoned management, high returns on capital, strong free cash flow reinvested to enhance shareholder value, and sustainable competitive advantages are also essential.

Although the market showed a fondness for value stocks during this period, our continued commitment to quality growth stocks paid off handsomely. The overwhelming majority of the fund's holdings fared well, while two technology stocks did exceptionally well.

One of these was Cymer, Inc., whose laser systems lower the cost of semiconductor manufacturing by etching transistors more closely together. Cymer's ability to cut costs for major customers - Intel, for example - has given it a staggering 83 percent market share. After the

       TOP FIVE INDUSTRIES (% OF NET ASSETS)
   --------------------------------------------
   Commercial Services/Transportation     14.8%
   Commercial Services/Business           14.3%
   Securities Brokers                     12.2%
   Semiconductors                          9.2%
   Software                                5.2%

September 11th terrorist attack, investors turned decidedly negative about technology stocks of all types, including Cymer. This allowed us to purchase the stock at a sizable discount to the company's true value. It also illustrates why we never "paint an industry with a single brush." Even in downtrodden sectors like technology, we find good businesses, such as Expedia, Inc., the Internet travel company. We had watched Expedia for some time and, after technology share prices plummeted, were able to buy in at an attractive level. Spun out of Microsoft, Inc., Expedia's proprietary technology allows tremendous efficiency. What's more, with travelers eschewing less efficient travel providers (i.e., travel agents, airlines and hotels) in favor of single-source solutions, Expedia's business is expanding rapidly, contributing to record quarterly earnings this spring.

Unfortunately, we did not entirely miss the technology freefall. We had thought that VeriSign, Inc., the provider of domain names for the Internet, possessed a competitive advantage. But both cash flow and focus on the core business were diverted by numerous acquisitions. Also, management proved weaker than expected and provided overly optimistic projections. We exited the stock.

Having said so much about technology stocks, we should point out that the fund is only slightly more weighted toward that sector than the benchmark index.

OUTLOOK

The economy, though still sluggish, is rebounding more quickly than we would have thought six months ago. Although we do not expect to find as many stocks "on sale" during the recovery, we are not concerned. For more than 30 years, our research-intensive, fundamentals-centered investment process has uncovered quality businesses riding the wave of fundamental change, regardless of economic and market conditions.



/S/ CHRISTOPHER J. BONAVICO
-----------------------------------------
CHRISTOPHER J. BONAVICO



/S/ KENNETH F. BROAD
-----------------------------------------
KENNETH F. BROAD
Co-Fund Managers
Transamerica Investment Management, LLC


   IDEX MUTUAL FUNDS
70 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

-------------------------------------------------------------------------------------------
                                                                     From         Inception
                                     6 months         1 year       Inception         Date
-------------------------------------------------------------------------------------------
Class A (NAV)                          22.09%         14.56%        (21.78)%        3/1/00
Class A (POP)                          15.38%          8.26%        (23.80)%        3/1/00
Russell 2000(1)                        20.03%          6.68%         (4.28)%        3/1/00
-------------------------------------------------------------------------------------------
Class B (NAV)                          21.69%         13.64%        (22.46)%        3/1/00
Class B (POP)                          16.69%          8.64%        (23.54)%        3/1/00
-------------------------------------------------------------------------------------------
Class C (NAV)                          21.69%         13.64%        (22.46)%        3/1/00
-------------------------------------------------------------------------------------------
Class M (NAV)                          21.82%         13.84%        (22.34)%        3/1/00
Class M (POP)                          19.60%         11.70%        (22.70)%        3/1/00
-------------------------------------------------------------------------------------------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                             April 30, 2002      October 31, 2001
                             --------------      ----------------

Communications                    1.4                  7.1
Consumer Cyclical                 2.5                  2.8
Consumer Non-Cyclical            42.5                 51.3
Energy                            2.5                  3.2
Financial                        16.3                  8.9
Industrial                        2.2                  5.3
Technology                       14.4                 14.9
Short-term                       17.6                 10.7

COST BASIS

The "cost basis" of mutual fund shares is generally the amount paid for them, including all reinvested distributions. Whenever shares are sold from a taxable account, the cost basis is deducted from proceeds to determine the realized gain or loss, which must be reported on your income tax return.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 71

IDEX TRANSAMERICA MONEY MARKET


                                OBJECTIVE/FOCUS

Maximum current income from money market securities consistent with liquidity and preservation of principal.

MARKET ENVIRONMENT

After making eleven reductions to short-term interest rates in 2001, the Federal Reserve Board ("Fed") has assumed a wait-and-see attitude this year and officially moved to a neutral bias in April. Throughout, Fed Chairman Alan Greenspan has projected a somewhat muted economic recovery and indicated that inflation remains under control.

Market sentiment has shifted during the course of the year, as some investors have been quick to view signs of strength, such as higher sales of housing and autos, as harbingers of more robust economic growth. Believing that could lead to an uptick in inflation, they have assumed that the Fed will raise interest rates sooner rather than later. Still others considered the unusually high unemployment rate and reduced levels of capital expenditures by corporations as signs that the economy will remain weak, and interest rates unchanged.

  FIVE LARGEST HOLDINGS (% OF NET ASSETS)
  ---------------------------------------
  The Gillette Company 05/20/2002    1.7%
  Federal National Mortgage
    Association 06/05/2002           1.7%
  Asset Securitization Corp. 144A
    05/23/2002                       1.6%
  The Gillette Company 07/02/2002    1.5%
  Bank of America Corp. 08/16/2002   1.5%

STRATEGY REVIEW

IDEX Transamerica Money Market was launched on March 1, 2002. Our first priority was to achieve safety and liquidity for the fund. Thus, the average maturity of the fund's investments as of April 30, 2002, was relatively shorter compared with other funds.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
--------------------------------------
Financial-Diversified            32.0%
U.S. Government Agencies         12.9%
Pharmaceuticals                   9.1%
Banks                             7.3%
Beverages                         5.3%

OUTLOOK

We expect continued economic recovery in 2002. The Fed is likely to begin to unwind some of the easing done last year and hike the fed funds rate during the second half of 2002. We will continue to invest in high-quality companies and manage the fund to provide a high level of income, while preserving safety and liquidity.



/S/ EDWARD S. HAN
-----------------------------------------
EDWARD S. HAN



/S/ HEIDI HU
-----------------------------------------
HEIDI HU
Co-Fund Managers
Transamerica Investment Management, LLC


   IDEX MUTUAL FUNDS
72 SEMI-ANNUAL REPORT 2002

                          MATURITY COMPOSITION 4/30/02
                           (ALL AMOUNTS IN THOUSANDS)

30 Days           43,793
31-60 Days        20,368
61-90 Days        14,476
91-180 Days        5,346
180+ Days              0

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

--------------------------------------------------------
                                  From         Inception
                                Inception         Date
--------------------------------------------------------
Class A (NAV)                     0.14%          3/1/02
--------------------------------------------------------
Class B (NAV)                     0.07%          3/1/02
Class B (POP)                    (4.93)%         3/1/02
--------------------------------------------------------
Class C (NAV)                     0.07%          3/1/02
--------------------------------------------------------
Class M (NAV)                     0.08%          3/1/02
Class M (POP)                    (1.91)%         3/1/02
--------------------------------------------------------

NOTES

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in IDEX Transamerica Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the net asset value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class A and C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                          APRIL 30, 2002
                          --------------
Communications                  5.5
Consumer Cyclical               2.3
Consumer Non-Cyclical          23.4
Financial                      46.0
Industrial                      3.0
Technology                      4.1
Utilities                       0.3
Short-term                     13.0

MONEY MARKET

Market for short-term debt securities, such as banker's acceptances, commercial paper, repurchase agreements, negotiable certificates of deposit, and Treasury Bills with a maturity of one year or less and often 30 days or less.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS
                                                     SEMI-ANNUAL REPORT 2002  73

                        IDEX TRANSAMERICA VALUE BALANCED
                     (FORMERLY IDEX DEAN ASSET ALLOCATION)

CREDIT QUALITY OF BONDS
 (% OF NET ASSETS) S&P
-----------------------
AAA                18.0%
AA                  0.6%
A                   6.1%
BBB                 6.6%
BB                   --
B                    --
All C's              --
N/R                 8.1%
NA                   --


CREDIT QUALITY OF BONDS
(% OF NET ASSETS) MOODY'S
-------------------------
A1                  0.6%
A2                  2.5%
A3                  3.5%
AA3                 1.3%
AAA                18.0%
BA1                 0.6%
BAA1                1.3%
BAA2                1.7%
BAA3                2.4%
N/R                 7.5%

                                OBJECTIVE/FOCUS

Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

                           [INVESTMENT FOCUS GRAPHIC]

MARKET ENVIRONMENT

The six months ended April 30, 2002, tell a story of the "haves" and the "have-nots." Early in the period, the Federal Reserve Board lowered short-term interest rates. Lower rates generally trigger positive total returns for bonds. However, since January, the positive impact of falling rates has been offset by pessimism about credit quality. The reason: a major U.S. corporation declared bankruptcy, bringing to light accounting practices that hid the company's weak financial state. As other companies were investigated for similar issues, concern spread, and the bond market retreated.

On the equity side, the market was anticipating a strong economic recovery. The biggest gains were concentrated in industry groups that traditionally surge ahead during economic rebounds, such as producer durables, transportation and materials processing. The Dow Jones Industrial Average and Russell 1000 Value Index, both of which are more heavily weighted in these economically sensitive sectors, gained 10.6% and 8.9%, respectively. In contrast, sectors that are driven more by secular growth trends - for example, technology, telecommunications and healthcare - lost meaningful ground. The Standard and Poor's 500 Composite Stock Index and the NASDAQ Composite Index, which has a greater orientation toward these growth sectors, were flat for the period.

PERFORMANCE

For the six months ended April 30, 2002, IDEX Transamerica Value Balanced underperformed one of its benchmarks, the Russell 1000 Value Index, and outperformed the Lehman Brothers Intermediate U.S. Government/Credit Index, its other benchmark. For more information, please refer to the Performance Table on the next page.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
Treasury Notes 11/15/06           10.6%
FleetBoston Financial Corp.        4.6%
Treasury Notes 3/31/04             4.3%
Washington Mutual, Inc.            4.3%
The Walt Disney Company            3.0%

STRATEGY REVIEW

IDEX Transamerica Value Balanced seeks preservation of capital and competitive total returns. In this most recent time period, we have felt it best to focus more on the former. We had, and still have, concerns about the financial strength of many corporations, concerns that were heightened by the accounting- and credit-related issues exposed in recent months. Likewise, we are not convinced that the economic recovery will be all that robust.

In keeping with this viewpoint, we underweighted the fund's investments in economically sensitive areas.

 TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------
 U.S. Government Securities       18.0%
 Telecommunications Services      10.8%
 Banks                            10.4%
 Securities Brokers                5.6%
 Savings & Loan                    4.9%

While our holdings in transportation and producer durables advanced as much or more than their sectors, the smaller allocation meant that the fund did not benefit as much as it might have. Strong performers in these areas included auto manufacturer DaimlerChrysler, the package delivery firm FedEx Corp., and Cooper Industries, Inc., a leading producer in the light-manufacturing sector.

Another sector that performed well was financial services, where the fund had an above-index weighting. We added (or added to) several positions, including Host Marriott Corp., the real estate investment trust (REIT); Wachovia Corp., a bank holding company; Jefferies Group, Inc., an institutional broker and investment banker; and T. Rowe Price Group, Inc., a publicly traded asset management group.

Disappointingly, the gains in these stocks were largely offset by losses in healthcare and telecommunications. By far, the single largest detractor from results was our investment in WorldCom, Inc., AT&T Wireless Services, Sprint Corp. - FON Group, and Verizon Communications, Inc., also proved to be a drag on performance. We obviously underestimated the price competition and the overcapacity in the telecommunications industry. These issues will, in all likelihood, continue to cast a cloud over the industry in the near term; however, we continue to think telecommunications will be a thriving industry in the long run. For now, we will maintain our position in telecommunications and watch developments closely.

OUTLOOK

As mentioned, we were not and are not convinced that economic recovery will be all that robust. Although this viewpoint has cost the fund (in terms of near-term performance), we continue to feel that our somewhat conservative approach is the right one. Certainly, the most recent economic data support our view that the recovery will be slow and somewhat muted compared to past periods of economic expansion.



/s/ JOHN RIAZZI
----------------------------------------
JOHN RIAZZI



/s/ GARY U. ROLLE
----------------------------------------
GARY U. ROLLE
Co-Fund Managers
Transamerica Investment Management, LLC


   IDEX MUTUAL FUNDS
74 SEMI-ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 4/30/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

----------------------------------------------------------------------
                                                 From        Inception
                  6 months   1 year    5 year   Inception      Date
----------------------------------------------------------------------
Class A (NAV)       0.62%     (7.85)%   4.91%      6.67%      10/1/95
Class A (POP)      (4.91)%   (12.91)%   3.73%      5.76%      10/1/95
LBIGC(1)           (0.15)%     7.18%    7.18%      6.77%      10/1/95
Russell 1000(1)     8.87%     (3.91)%   9.78%     12.80%      10/1/95
----------------------------------------------------------------------
Class B (NAV)       0.41%     (8.35)%   4.28%      6.02%      10/1/95
Class B (POP)      (4.59)%   (12.94)%   4.11%      6.02%      10/1/95
----------------------------------------------------------------------
Class C (NAV)       0.41%     (8.35)%     --       3.19%      11/1/99
----------------------------------------------------------------------
Class M (NAV)       0.44%     (8.28)%   4.38%      6.12%      10/1/95
Class M (POP)      (1.56)%   (10.10)%   4.17%      5.96%      10/1/95
----------------------------------------------------------------------

NOTES

(1) The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                        APRIL 30, 2002                     OCTOBER 31, 2001
                                        --------------                     ----------------
Basic Materials                              3.3                                   2.0
Communications                              13.0                                  14.3
Consumer Cyclical                            4.6                                   3.7
Consumer Non-Cyclical                        6.6                                   5.8
Energy                                       5.4                                   5.3
Financial                                   31.7                                  29.6
Industrial                                   3.7                                   4.3
Long-term U.S. Gov't                        18.0                                    --
Technology                                   4.3                                   6.1
Utilities                                    3.3                                   4.0
Short-term                                   7.5                                  12.7

SYSTEMATIC WITHDRAWAL PLAN

With this option, funds are withdrawn from a shareholder's fund account and sent electronically to his/her bank on a predesignated schedule.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 75

PREFACE TO THE SCHEDULES OF INVESTMENTS

This schedule provides a complete listing of each fund's holdings at period end.

For all funds except IDEXAmerican Century International, IDEX Janus Global, IDEX Great Companies Global(2), IDEX Gabelli Global Growth, and IDEXFederated Tax Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically.

IDEX American Century International, IDEX Great Companies Global(2), IDEX Gabelli Global Growth, and IDEX Janus Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.

IDEX Federated Tax Exempt invests in municipal securities, which are more meaningfully categorized by state. Within each state, securities are listed alphabetically. For purposes of simplicity, sectors and industries are not included as grouping levels for these funds.

Please refer to the graphics presented on these two pages for more detailed explanations.

ASSET TYPE - Common Stocks, Convertible's, Bonds and Short-Term

SECTOR - Broad-based industry grouping

INDUSTRY - The primary industry of the listed security

INVESTMENTS - The legal description of the position

VALUE - The market value on the last day of the period

SHARES/PRINCIPAL - The quantity of the position held

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are often opened to hedge currency exposure involved with the purchase or sale of a non-U.S. dollar denominated security. Purchases and sales of non-U.S. securities are generally denominated and settled in the currency of their country of issue.

In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to the fund's prospectus for specifics. NOTIONAL AMOUNT refers to the quantity of foreign currency listed under DESCRIPTION. The U.S. dollar equivalent, as valued at period end, is listed under VALUE.


   IDEX MUTUAL FUNDS
76 SEMI-ANNUAL REPORT 2002

COUNTRIES - The country of origin and place of settlement of the position held

ASSET TYPE

                                    [GRAPH]


ASSET TYPE

STATE - The state in which the bond was issued

SECURITY DESCRIPTION - Lists the municipality, type (Revenue or General Obligation bond)*, the coupon rate, maturity and credit rating (S&P/Moody's) of the bond

                                    [GRAPH]

(*) REVENUE BOND - issues backed by the ability of the issuer to earn income from a particular project.

(*) GENERAL OBLIGATION BOND - issues backed by the full faith, credit and taxing power of the issuer.


                                                            IDEX MUTUAL FUNDS
                                                      SEMI-ANNUAL REPORT 2002 77

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX AGGRESSIVE ASSET ALLOCATION

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (92.8%)

Aggressive (43.9%)
  IDEX Great Companies - America(SM)                              46,530   $      409,000
  IDEX Isabelle Small Cap Value                                   34,687          434,281
  IDEX Janus Growth                                               15,242          299,515
  IDEX PBHG Technology & Communications                           88,646          142,720
  IDEX PBHG Mid Cap Growth                                        19,850          191,163
  IDEX T. Rowe Price Health Sciences                              15,387          149,563
  IDEX T. Rowe Price Small Cap                                       156            1,660
  IDEX T. Rowe Price Tax-Efficient Growth                            780            7,591
  IDEX Transamerica Equity                                       112,101          728,661
  IDEX Transamerica Growth Opportunities                          83,830          492,083
                                                                           --------------
                                                                                2,856,237
                                                                           --------------

Conservative (31.9%)
  IDEX American Century Income & Growth                           43,134          393,388
  IDEX Goldman Sachs Growth                                       46,732          415,922
  IDEX Janus Growth & Income                                      34,398          294,451
  IDEX Jennison Equity Opportunity                                20,882          183,141
  IDEX Salomon All Cap                                            25,595          363,972
  IDEX Salomon Investors Value                                    32,679          427,116
                                                                           --------------
                                                                                2,077,990
                                                                           --------------

International (17.0%)
  IDEX American Century International                             58,066          499,374
  IDEX Gabelli Global Growth                                      50,781          366,644
  IDEX Great Companies - Global(2)                                34,972          241,309
                                                                           --------------
                                                                                1,107,327
                                                                           --------------

TOTAL MUTUAL FUNDS (COST $6,229,705)                                            6,041,554
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.8%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $118,307)                        $     118,307   $      118,307
                                                                           --------------

TOTAL INVESTMENTS (94.6%) (COST $6,348,012)                                     6,159,861
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (5.4%)                                      353,058
                                                                           --------------

NET ASSETS (100.0%)                                                        $    6,512,919
                                                                           ==============

                                       78
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (98.2%)

Basic Materials (0.5%)
  Chemicals
  Avery Dennison Corp.                                            13,600   $      871,080
                                                                           --------------

Communications (6.2%)
  Advertising (1.0%)
  TMP Worldwide, Inc. *                                           58,850        1,775,505
                                                                           --------------
  Broadcasting (1.2%)
  Clear Channel Communications, Inc. *                            48,000        2,253,600
                                                                           --------------
  Newspapers (2.1%)
  Tribune Company                                                 32,400        1,431,108
  Viacom, Inc. Class B *                                          53,300        2,510,430
                                                                           --------------
                                                                                3,941,538
                                                                           --------------
  Telecommunications Equipment (1.9%)
  L-3 Communications Holdings, Inc. *                              8,200        1,047,796
  UTStarcom, Inc. *                                               97,500        2,388,750
                                                                           --------------
                                                                                3,436,546
                                                                           --------------

Consumer Cyclical (19.9%)
  Footwear (0.4%)
  Nike, Inc. Class B                                              13,980          745,553
                                                                           --------------
  Home Builders (0.9%)
  D.R. Horton, Inc.                                               65,850        1,698,930
                                                                           --------------
  Lodging (2.2%)
  Starwood Hotels & Resorts Worldwide, Inc.                       56,500        2,135,700
  MGM Mirage, Inc.*                                               47,800        1,919,170
                                                                           --------------
                                                                                4,054,870
                                                                           --------------
  Restaurants (1.2%)
  Brinker International, Inc. *                                   63,000        2,169,720
                                                                           --------------
  Retail/Apparel (2.3%)
  Abercrombie & Fitche Company Class A *                          89,400        2,682,000
  Chico's FAS, Inc.                                               41,700        1,504,536
                                                                           --------------
                                                                                4,186,536
                                                                           --------------
  Retail/Broadline (2.5%)
  Wal-Mart Stores, Inc.                                           82,000        4,580,520
                                                                           --------------
  Retail/Drug Based (1.1%)
  Walgreen Company                                                53,600        2,024,472
                                                                           --------------
  Retail/Grocery (0.6%)
  Dean Foods Company                                              27,400        1,014,348
                                                                           --------------
  Retail/Specialty (7.8%)
  AutoZone, Inc. *                                                14,000        1,064,000
  Barnes & Noble, Inc. *                                          52,200        1,577,484
  Bed, Bath & Beyond, Inc. *                                      42,300        1,572,291
  Home Depot, Inc.                                                42,900        1,989,273
  Lowe's Companies, Inc.                                          66,800        2,824,972
  Michaels Stores, Inc. *                                         54,300        2,196,435
  Office Depot, Inc. *                                           124,400        2,381,016
  Pier 1 Imports, Inc.                                            37,800          905,310
                                                                           --------------
                                                                               14,510,781
                                                                           --------------
  Toys/Games/Hobbies (0.9%)
  Mattel, Inc.                                                    76,600        1,581,024
                                                                           --------------

Consumer Non-Cyclical (38.7%)
  Biotechnology (7.6%)
  Cephalon, Inc. *                                                30,000        1,759,200
  Gilead Sciences, Inc. *                                        107,940        3,359,093
  IDEC Pharmaceuticals Corp. *                                   103,550        5,690,073
  Quest Diagnostics, Inc. *                                       34,090        3,133,894
                                                                           --------------
                                                                               13,942,260
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Commercial Services/Business (3.3%)
  Concord EFS, Inc. *                                             68,500   $    2,166,237
  eBay, Inc. *                                                    73,825        3,920,108
                                                                           --------------
                                                                                6,086,345
                                                                           --------------
  Commercial Services/Education (1.2%)
  Apollo Group, Inc. Class A *                                    28,200        1,081,188
  Career Education Corp. *                                        24,600        1,105,770
                                                                           --------------
                                                                                2,186,958
                                                                           --------------
  Commercial Services/Personal (0.4%)
  H&R Block, Inc.                                                 18,800          754,256
                                                                           --------------
  Commercial Services/Technology (4.9%)
  Affiliated Computer Services, Inc. Class A *                    52,600        2,844,082
  First Data Corp.                                                53,900        4,284,511
  The BISYS Group, Inc. *                                         55,700        1,904,940
                                                                           --------------
                                                                                9,033,533
                                                                           --------------
  Commercial Services/Transportation (2.4%)
  Expedia, Inc. Class A *                                         38,590        3,119,461
  Sabre Holdings Corp.                                            27,000        1,255,500
                                                                           --------------
                                                                                4,374,961
                                                                           --------------
  Healthcare Products (6.3%)
  Baxter International, Inc.                                      45,500        2,588,950
  Guidant Corp. *                                                 61,100        2,297,360
  Johnson & Johnson                                               63,900        4,080,654
  St. Jude Medical, Inc. *                                        31,640        2,632,764
                                                                           --------------
                                                                               11,599,728
                                                                           --------------
  Healthcare Services (1.9%)
  Anthem, Inc.                                                    36,200        2,468,840
  Express Scripts, Inc.                                           17,500        1,106,175
                                                                           --------------
                                                                                3,575,015
                                                                           --------------
  Household Products (1.2%)
  Proctor & Gamble Company                                        25,000        2,256,500
                                                                           --------------
  Pharmaceuticals (9.5%)
  Abbott Laboratories, Inc.                                       38,100        2,055,495
  Alcon, Inc.                                                     36,000        1,247,400
  AmerisourceBergen Corp. *                                       51,300        3,975,750
  Forest Laboratories, Inc. *                                     24,000        1,851,360
  Immunex Corp.                                                  135,500        3,677,470
  Millennium Pharmaceuticals, Inc. *                              51,650        1,030,934
  Pfizer, Inc.                                                    52,300        1,901,105
  Wyeth                                                           32,200        1,835,400
                                                                           --------------
                                                                               17,574,914
                                                                           --------------

Energy (1.4%)
  Oil and Gas Services
  B.J. Services Company *                                         36,900        1,355,706
  Nabors Industries, Inc. *                                       25,000        1,138,750
                                                                           --------------
                                                                                2,494,456
                                                                           --------------

Financial (7.9%)
  Banks (4.9%)
  Capital One Financial Corp.                                     53,400        3,198,126
  Citigroup, Inc.                                                 22,100          956,930
  Commerce Bancorp, Inc.                                          21,800        1,076,702
  Fifth Third Bancorp                                             27,500        1,886,225
  Mellon Financial Corp.                                          49,200        1,857,792
                                                                           --------------
                                                                                8,975,775
                                                                           --------------
  Financial-Diversified (1.1%)
  USA Education, Inc.                                             21,700        2,079,945
                                                                           --------------
  Insurance (1.9%)
  Radian Group, Inc.                                              37,295        1,935,611
  XL Capital Ltd. Class A                                         16,500        1,556,775
                                                                           --------------
                                                                                3,492,386
                                                                           --------------

                                       79
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial (5.9%)
  Aerospace/Defense (0.8%)
  Alliant Techsystems, Inc. *                                     14,000   $    1,507,800
                                                                           --------------
  Environmental Control (0.7%)
  Danaher Corp.                                                   18,000        1,288,440
                                                                           --------------
  Hand Tools (0.4%)
  The Stanley Works                                               17,800          827,344
                                                                           --------------
  Machinery-Diversified (3.4%)
  Applied Materials, Inc. *                                      152,000        3,696,640
  Cooper Cameron Corp. *                                          45,730        2,507,833
                                                                           --------------
                                                                                6,204,473
                                                                           --------------
  Metal Fabricate/Hardware (0.6%)
  Masco Corp.                                                     42,500        1,194,250
                                                                           --------------

Technology (17.7%)
  Computers (0.8%)
  Emulex Corp. *                                                  51,800        1,501,682
                                                                           --------------
  Semiconductors (6.7%)
  Intel Corp.                                                     81,900        2,343,159
  Intersil Corp. Class A +                                        72,900        1,957,365
  Marvell Technology Group, Ltd. *                                40,200        1,447,200
  Maxim Integrated Products, Inc. *                               88,800        4,422,240
  Micron Technology, Inc. *                                       92,200        2,185,140
                                                                           --------------
                                                                               12,355,104
                                                                           --------------
  Software (10.2%)
  Activision, Inc. *                                              36,200        1,139,576
  Adobe Systems, Inc.                                             25,300        1,010,988
  Agilent Technologies, Inc. *                                    56,700        1,703,835
  Brocade Communications Systems, Inc. *                         117,000        2,994,030
  Microsoft Corp. *                                               89,950        4,700,787
  Siebel Systems, Inc. *                                         100,800        2,438,351
  Teradyne, Inc. *                                                58,900        1,940,755
  THQ, Inc. *                                                     34,050        1,193,793
  VERITAS Software Corp. *                                        63,900        1,810,926
                                                                           --------------
                                                                               18,933,041
                                                                           --------------

TOTAL COMMON STOCK (COST $175,881,240)                                        181,084,189
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.6%)

Time Deposit (1.8%)
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002                                        $   3,244,963   $    3,244,963
                                                                           --------------

Agency Discount Note (0.8%)
  Federal Farm Credit Bank
    1.660% 5-29-2002                                           1,498,063        1,498,063
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $4,743,026)                                   4,743,026
                                                                           --------------

TOTAL INVESTMENTS (100.8%) (COST $180,624,266)                                185,827,215
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)                                  (1,514,435)
                                                                           --------------

NET ASSETS (100.0%)                                                        $  184,312,780
                                                                           ==============

                                       80
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (98.5%)

Basic Materials (1.3%)
  Chemicals (0.5%)
  Lubrizol Corp.                                                   5,215   $      179,813
  RPM, Inc.                                                        1,419           24,052
  The Sherwin-Williams Company                                       396           12,169
                                                                           --------------
                                                                                  216,034
                                                                           --------------
  Paper Products (0.6%)
  International Paper Company                                      3,276          135,725
  Rayonier, Inc.                                                   1,572           92,229
                                                                           --------------
                                                                                  227,954
                                                                           --------------
  Plastics (0.2%)
  Tupperware Corp.                                                 3,581           82,220
                                                                           --------------

Communications (9.1%)
  Advertising (0.1%)
  Omnicom Group, Inc.                                                552           48,156
                                                                           --------------
  Broadcasting (0.1%)
  USA Networks, Inc. *                                             1,804           53,958
                                                                           --------------
  Cable TV (0.1%)
  Rainbow Media Group                                              2,738           60,510
                                                                           --------------
  Newspapers (0.3%)
  Viacom, Inc. Class B *                                           2,864          134,894
                                                                           --------------
  Telecommunications Equipment (1.1%)
  L-3 Communications Holdings, Inc. *                              1,845          235,754
  QUALCOMM, Inc. *                                                 1,906           57,485
  Scientific-Atlanta, Inc.                                         8,977          179,540
                                                                           --------------
                                                                                  472,779
                                                                           --------------
  Telecommunications Services (7.4%)
  ALLTEL Corp.                                                     9,461          468,320
  Anixter International, Inc.                                      3,364           97,388
  AT&T Corp.                                                      25,644          336,449
  AT&T Wireless Services, Inc. *                                  31,334          280,439
  BellSouth Corp.                                                 13,093          397,373
  SBC Communications, Inc.                                        17,935          557,061
  Sprint Corp. - FON Group                                         7,921          125,548
  Verizon Communications, Inc.                                    19,468          780,861
                                                                           --------------
                                                                                3,043,439
                                                                           --------------

Consumer Cyclical (9.5%)
  Auto Manufacturing (0.0%)
  Ford Motor Company                                               1,241           19,856
                                                                           --------------
  Auto Parts/Equipment (1.8%)
  Lear Corp. *                                                     4,530          232,887
  Magna International, Inc.                                        5,654          417,774
  SPX Corp.                                                          542           72,980
                                                                           --------------
                                                                                  723,641
                                                                           --------------
  Books, Cards & Stationery (0.2%)
  American Greetings Corp.                                         4,368           77,532
                                                                           --------------
  Entertainment (1.2%)
  Argosy Gaming Company                                              831           29,916
  Blockbuster, Inc. Class A                                        3,641          104,133
  GTECH Holdings Corp.                                                72            4,314
  The Walt Disney Company                                         14,775          342,485
                                                                           --------------
                                                                                  480,848
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Home Builders (0.6%)
  KB Home                                                          1,557   $       77,616
  The Ryland Group, Inc.                                           1,476          162,360
                                                                           --------------
                                                                                  239,976
                                                                           --------------
  Home Furnishings (0.5%)
  Whirlpool Corp.                                                  2,534          189,923
                                                                           --------------
  Housewares (0.0%)
  Owens-Illinois, Inc.                                               534            8,555
                                                                           --------------
  Miscellaneous Furnishings (0.7%)
  Johnson Controls, Inc.                                           3,289          283,676
                                                                           --------------
  Retail/Broadline (3.5%)
  Dillards, Inc. Class A                                             604           14,792
  Federated Department Stores, Inc. *                              7,123          282,997
  Foot Locker, Inc.                                                4,043           63,677
  J.C. Penney Company, Inc.                                        1,460           31,740
  Sears, Roebuck and Company                                      13,458          709,910
  The May Department Stores Company                                1,124           38,980
  Wal-Mart Stores, Inc.                                            5,396          301,421
                                                                           --------------
                                                                                1,443,517
                                                                           --------------
  Retail/Grocery (0.4%)
  SUPERVALU, Inc.                                                  3,658          109,740
  Winn-Dixie Stores, Inc.                                          3,649           63,310
                                                                           --------------
                                                                                  173,050
                                                                           --------------
  Retail/Specialty (0.6%)
  Home Depot, Inc.                                                   692           32,088
  Office Depot, Inc. *                                               693           13,264
  Pier 1 Imports, Inc.                                             3,365           80,592
  Rent-A-Center, Inc. *                                            1,266           76,340
  Sonic Automotive, Inc.                                             647           24,877
                                                                           --------------
                                                                                  227,161
                                                                           --------------

Consumer Non-Cyclical (21.3%)
  Beverages (0.6%)
  PepsiCo, Inc.                                                    5,021          260,590
                                                                           --------------
  Biotechnology (1.1%)
  Amgen, Inc. *                                                      222           11,739
  Fisher Scientific International, Inc. *                          3,559          101,360
  KLA-Tencor Corp. *                                               1,734          102,254
  Rockwell Automation, Inc.                                       11,312          242,869
                                                                           --------------
                                                                                  458,222
                                                                           --------------
  Commercial Services/Business (0.9%)
  Cendant Corp. *                                                  4,269           76,799
  Norfolk Southern Corp.                                           1,332           28,545
  Viad Corp.                                                       8,654          263,774
                                                                           --------------
                                                                                  369,118
                                                                           --------------
  Commercial Services/Technology (2.4%)
  AOL Time Warner, Inc. *                                         22,192          422,092
  CSG Systems International, Inc.                                    323            8,469
  Electronic Data Systems Corp.                                    5,870          318,506
  First Data Corp.                                                 2,747          218,359
  VeriSign, Inc. *                                                 1,065            9,851
  Yahoo!, Inc. *                                                     407            6,007
                                                                           --------------
                                                                                  983,284
                                                                           --------------
  Food (2.4%)
  Archer-Daniels-Midland Company                                   7,937          105,324
  ConAgra Foods, Inc.                                              6,842          167,629
  Dole Food Company, Inc.                                          1,268           42,186
  Kellogg Company                                                  1,534           55,101
  PamAmSat Corp. *                                                 4,490          105,470
  Sara Lee Corp.                                                   8,525          180,560
  Tyson Foods, Inc.                                               13,781          193,210
  Unilever NV ADR                                                  2,187          141,499
                                                                           --------------
                                                                                  990,979
                                                                           --------------

                                       81
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Healthcare Products (1.7%)
  Johnson & Johnson                                               11,253   $      718,617
                                                                           --------------
  Healthcare Services (0.9%)
  Health Net, Inc. *                                               1,850           54,853
  Oxford Health Plans, Inc. *                                      3,864          178,362
  WellPoint Health Networks, Inc. *                                1,854          139,198
                                                                           --------------
                                                                                  372,413
                                                                           --------------
  Household Products (1.9%)
  Proctor & Gamble Company                                         7,344          662,869
  The Clorox Company                                               2,402          106,289
                                                                           --------------
                                                                                  769,158
                                                                           --------------
  Pharmaceuticals (9.1%)
  Barr Laboratories, Inc. *                                        3,239          215,879
  Bristol-Myers Squibb Company, Inc.                              12,658          364,550
  Cardinal Health, Inc.                                              541           37,464
  Eli Lilly and Company                                            2,307          152,377
  Ivax Corp.                                                         374            4,413
  Merck & Company, Inc.                                           16,461          894,491
  Mylan Laboratories, Inc.                                        14,484          383,536
  NBTY, Inc.                                                         981           16,854
  Pfizer, Inc.                                                    29,189        1,061,020
  Pharmacia Corp.                                                  5,952          245,401
  Schering Plough Corp.                                            5,815          158,750
  Watson Pharmaceuticals, Inc. *                                   2,435           59,901
  Wyeth                                                            1,913          109,041
                                                                           --------------
                                                                                3,703,677
                                                                           --------------
  Tobacco (0.3%)
  Philip Morris Companies, Inc.                                    2,640          143,695
                                                                           --------------

Energy (9.9%)
  Coal (0.1%)
  Consol Energy, Inc.                                              1,441           33,129
                                                                           --------------
  Oil and Gas Producers (1.8%)
  Occidental Petroleum Corp.                                      26,171          752,416
                                                                           --------------
  Oil and Gas Services (8.0%)
  Ashland, Inc.                                                    8,070          329,498
  ChevronTexaco Corp.                                              6,877          596,305
  Exxon Mobil Corp.                                               22,297          895,670
  GlobalSantFe Corp.                                                 683           23,966
  Marathon Oil Corp.                                              20,496          595,614
  Phillips Petroleum Company                                         945           56,520
  Royal Dutch Petroleum Company NYRS                               9,338          488,004
  Sunoco, Inc.                                                     1,743           59,924
  Valero Energy Corp.                                              5,495          237,164
                                                                           --------------
                                                                                3,282,665
                                                                           --------------

Financial (22.6%)
  Banks (8.7%)
  AmSouth Bancorp                                                  8,733          198,326
  Associated Banc-Corp                                               154            5,769
  Bank of America Corp.                                           18,141        1,314,860
  Bank One Corp.                                                     579           23,664
  Citigroup, Inc.                                                 27,436        1,187,979
  Comerica, Inc.                                                   2,368          148,829
  First Tennessee National Corp.                                   7,592          293,507
  Hibernia Corp.                                                   1,425           28,429
  SunTrust Banks, Inc.                                             1,719          116,858
  Union Planters Corp.                                               544           27,260
  UnionBanCal Corp.                                                3,839          185,808
                                                                           --------------
                                                                                3,531,289
                                                                           --------------
  Financial-Diversified (0.4%)
  Household International, Inc.                                    1,305           76,068
  MBNA Corp.                                                         644           22,830
  Metris Companies, Inc.                                           6,154           80,248
                                                                           --------------
                                                                                  179,146
                                                                           --------------
  Insurance (5.7%)
  American International Group, Inc.                               5,765          398,477
  CIGNA Corp.                                                      4,882          532,138
  Fidelity National Financial, Inc.                               11,255          347,217
  First American Corp.                                             5,909          130,589
  Jefferson-Pilot Corp.                                              550           27,544
  Lincoln National Corp.                                           6,619          317,050
  MBIA, Inc.                                                         476           25,671
  Old Republic International Corp.                                 9,658          320,935

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  PMI Group, Inc.                                                  1,120   $       90,854
  Progressive Corp.                                                1,113           63,998
  Protective Life Corp.                                              895           28,515
  Radian Group, Inc.                                               1,289           66,899
                                                                           --------------
                                                                                2,349,887
                                                                           --------------
  Real Estate (0.9%)
  CarrAmerica Realty Corp.                                           640           20,557
  General Growth Properties, Inc.                                    471           21,539
  Liberty Property Trust                                           1,980           63,261
  Mack-Cali Realty Corp                                            1,071           35,129
  Plum Creek Timber Company, Inc.                                  7,932          241,529
                                                                           --------------
                                                                                  382,015
                                                                           --------------
  Savings & Loan (0.7%)
  Countrywide Credit Industries, Inc.                              2,233          104,303
  GreenPoint Financial Corp.                                         747           36,939
  Washington Mutual, Inc.                                          3,971          149,826
                                                                           --------------
                                                                                  291,068
                                                                           --------------
  Securities Brokers (3.1%)
  Bear Stearns Companies, Inc.                                     7,161          443,552
  iShares S&P 500 Index Fund                                       5,377          580,716
  Lehman Brothers Holdings, Inc.                                   4,118          242,962
  Merrill Lynch & Company, Inc.                                       78            3,271
                                                                           --------------
                                                                                1,270,501
                                                                           --------------
  United States Government Agencies (3.1%)
  Fannie Mae                                                       8,941          705,713
  Freddie Mac                                                      8,661          565,996
                                                                           --------------
                                                                                1,271,709
                                                                           --------------

Industrial (9.8%)
  Aerospace/Defense (1.0%)
  Goodrich Corp.                                                   4,412          140,831
  Honeywell International, Inc.                                      890           32,645
  Northrop Grumman Corp.                                              39            4,706
  The Boeing Company                                               5,434          242,356
                                                                           --------------
                                                                                  420,538
                                                                           --------------
  Building Materials (0.2%)
  Georgia-Pacific Group                                            2,576           74,652
                                                                           --------------
  Electronics (3.5%)
  Arrow Electronics, Inc. *                                        5,790          152,856
  Avnet, Inc.                                                      9,553          244,748
  General Electric Company                                        33,116        1,044,810
                                                                           --------------
                                                                                1,442,414
                                                                           --------------
  Engineering/Construction (1.3%)
  Halliburton Company                                             21,605          367,069
  Lennar Corp.                                                     2,802          155,623
                                                                           --------------
                                                                                  522,692
                                                                           --------------
  Machinery-Diversified (1.3%)
  AGCO Corp.                                                       6,872          156,132
  Lam Research Corp. *                                               421           10,803
  United Technologies Corp.                                        3,474          243,771
  York International Corp.                                         3,885          141,453
                                                                           --------------
                                                                                  552,159
                                                                           --------------
  Metal Fabricate/Hardware (0.6%)
  Cooper Industries, Inc.                                          2,659          116,464
  Fortune Brands, Inc.                                             1,502           78,495
  Shaw Group, Inc. *                                               2,209           67,441
                                                                           --------------
                                                                                  262,400
                                                                           --------------
  Miscellaneous Manufacturing (0.3%)
  Tyco International, Ltd.                                         7,458          137,600
                                                                           --------------
  Packaging & Containers (0.2%)
  Ball Corp.                                                       1,890           89,870
                                                                           --------------
  Transportation/Air (0.2%)
  Delta Air Lines, Inc.                                              867           24,025
  Southwest Airlines Company                                       2,911           53,009
                                                                           --------------
                                                                                   77,034
                                                                           --------------
  Transportation/Railroad (0.3%)
  Burlington Northern Santa Fe, Inc.                               1,454           39,970
  CSX Corp.                                                          735           26,585
  Union Pacific Corp.                                                840           47,712
                                                                           --------------
                                                                                  114,267
                                                                           --------------

                                       82
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Transportation/Water (0.8%)
  Carnival Corp.                                                   9,718   $      323,707
                                                                           --------------
  Trucking & Leasing (0.1%)
  FedEx Corp. *                                                    1,130           58,387
                                                                           --------------

Technology (11.0%)
  Computers (3.4%)
  Compaq Computer Corp.                                           10,425          105,814
  Dell Computer Corp. *                                            7,548          198,814
  Hewlett-Packard Company                                          9,204          157,388
  International Business Machines Corp.                            7,514          629,373
  Storage Technology Corp. *                                       3,965           81,600
  Tech Data Corp. *                                                4,477          211,941
                                                                           --------------
                                                                                1,384,930
                                                                           --------------
  Office/Business Equipment (2.6%)
  Cisco Systems, Inc. *                                           20,336          297,922
  Eastman Kodak Company                                            9,865          317,752
  Ikon Office Solutions, Inc.                                      8,856          115,128
  Pitney Bowes, Inc.                                               6,201          261,062
  Xerox Corp.                                                      7,390           65,402
                                                                           --------------
                                                                                1,057,266
                                                                           --------------
  Semiconductors (2.2%)
  Analog Devices, Inc. *                                             759           28,053
  ESS Technology, Inc.                                             4,152           66,307
  Intel Corp.                                                     21,359          611,081
  Linear Technology Corp.                                          2,564           99,637
  NVIDIA Corp. *                                                     521           18,136
  Texas Instruments, Inc.                                          2,608           80,665
                                                                           --------------
                                                                                  903,879
                                                                           --------------
  Software (2.8%)
  Microsoft Corp. *                                               18,574          970,677
  Oracle Corp. *                                                  12,707          127,578
  The Reynolds & Reynolds Company Class A                          2,232           64,639
                                                                           --------------
                                                                                1,162,894
                                                                           --------------

Utilities (4.0%)
  Electric (3.5%)
  Alliant Energy Corp.                                             3,828          108,141
  American Electric Power Company, Inc.                              909           41,632
  Aquila Inc.                                                     11,322          181,605
  Dominion Resources, Inc.                                           417           27,697
  Entergy Corp.                                                    1,967           91,269
  Exelon Corp.                                                     1,277           69,341
  FirstEnergy Corp.                                                  446           14,852
  PNM Resources, Inc.                                              1,729           50,141
  Potomac Electric Power Company                                     840           19,202
  Reliant Energy, Inc.                                            12,854          326,235
  Sempra Energy                                                   13,495          345,067
  TXU Corp.                                                        3,011          163,859
  Xcel Energy, Inc.                                                  153            3,891
                                                                           --------------
                                                                                1,442,932
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Gas (0.5%)
  Keyspan Corp.                                                    3,455   $      121,961
  Nicor, Inc.                                                      1,932           90,379
                                                                           --------------
                                                                                  212,340
                                                                           --------------

TOTAL COMMON STOCK (COST $42,460,434)                                          40,561,218
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (0.2%)

Consumer Cyclical (0.1%)
  Auto Manufacturing
  General Motors Corp.                                             1,600           45,800
                                                                           --------------

Financial (0.1%)
  Financial - Diversified
  Ford Motor Company Capital Trust II                              1,015           57,124
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $99,930)                                  102,924
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.1%)

Time Deposit (1.1%)
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $437,646)                        $     437,646   $      437,646

TOTAL INVESTMENTS (99.8%) (COST $42,998,010)                                   41,101,788
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                       78,353
                                                                           --------------

NET ASSETS (100.0%)                                                        $   41,180,141
                                                                           ==============

                                       83
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
AUSTRALIA (1.3%)
  COMMON STOCK
    BHP Billiton, Ltd.                                            10,377   $       60,328
    Brambles Industries, Ltd.                                     10,941           59,249
    Commonwealth Bank of Australia                                 6,129          108,380
                                                                           --------------
                                                                                  227,957
                                                                           --------------
BELGIUM (0.7%)
  COMMON STOCK
    Interbrew                                                      2,290           68,128
    KBC Bankverzekeringsholding                                    1,439           51,922
                                                                           --------------
                                                                                  120,050
                                                                           --------------
BRAZIL (0.4%)
  COMMON STOCK
    Petroleo Brasiseiro SA                                         3,128           76,915
                                                                           --------------
CANADA (2.4%)
  COMMON STOCK
    Canadian National Railway Company ADR                          1,715           82,063
    Canadian Pacific Railway, Ltd. * ADR                           3,492           72,808
    Fairmont Hotels & Resorts, Inc. * ADR                          1,755           50,018
    Suncor Energy, Inc.                                            2,980          103,601
    Talisman Energy, Inc.                                          2,417          103,300
                                                                           --------------
                                                                                  411,790
                                                                           --------------
DENMARK (1.5%)
  COMMON STOCK
    D/S 1912 Class B                                                   7           48,504
    Danske Bank A/S                                                8,296          149,740
    Group 4 Falck A/S                                                556           65,198
                                                                           --------------
                                                                                  263,442
                                                                           --------------
FINLAND (1.0%)
  COMMON STOCK
    Stora Enso OY                                                  6,190           78,668
    Tieto-x Corp. OY                                               1,174           29,396
    UPM-Kymmene Corp.                                              2,012           70,314
                                                                           --------------
                                                                                  178,378
                                                                           --------------
FRANCE (13.6%)
  COMMON STOCK
    Accor SA                                                       4,880          197,178
    Altran Technologies SA                                         1,603           83,742
    BNP Paribas SA                                                 6,011          314,018
    Bouygues SA                                                    2,901           87,533
    Business Objects SA ADR *                                        904           30,438
    Compagnie de Saint - Gobain                                      808          138,275
    Credit Lyonnaise 144                                           3,031          127,792
    Danone                                                           541           71,630
    L'Air Liquide SA *                                               499           77,215
    Michelin Generale de Etablissments                             2,413           93,456
    Pernod-Ricard SA                                                 775           71,549
    Publicis Groupe SA                                             1,643           50,167
    Renault SA                                                     3,310          153,389
    Sanofi Synthelabo SA                                           1,313           84,025
    Schneider Electric SA                                          1,912           92,221
    Societe Generale-A                                             3,024          207,002
    STMicroelectronics NV                                          2,471           76,784
    Technip-Coflexip SA                                              615           86,746
    Total Fina Elf SA                                              1,385          209,824
    Valeo SA                                                       2,738          117,141
                                                                           --------------
                                                                                2,370,125
                                                                           --------------
GERMANY (4.1%)
  COMMON STOCK
    Altana AG *                                                    1,160           64,883
    BASF AG                                                        2,846          121,505
    Bayer AG                                                       1,554           51,159
    Bayerische Motoren Werke (BMW) AG *                            3,990          159,205
    Deutsche Bank AG                                               1,160           76,877
    Muenchener Ruckversicherungs-Namen AG                            207           51,272
    SAP AG *                                                         824          106,651
    Schering AG                                                    1,291           78,606
                                                                           --------------
                                                                                  710,158
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
HONG KONG (0.2%)
  COMMON STOCK
    Li & Fung, Ltd.                                               25,910   $       41,527
                                                                           --------------
IRELAND (2.0%)
  COMMON STOCK
    Allied Irish Banks PLC                                         6,700           88,589
    Bank of Ireland                                               10,622          123,417
    CRH PLC                                                        7,871          135,195
    Ryanair Holdings PLC ADR *                                       260            8,060
                                                                           --------------
                                                                                  355,261
                                                                           --------------
ITALY (7.1%)
  COMMON STOCK
    Autostrade Meridionali SpA *                                  29,534          239,943
    Bulgari SpA                                                    6,687           51,978
    Ente Nazionale Idrocarburi SpA                                15,442          237,142
    IntesaBci SpA *                                               22,935           74,161
    Mediaset SpA                                                  16,033          134,301
    Saipem SpA                                                    17,015          110,803
    Snam Rete Gas                                                 17,948           50,922
    Telecom Italia SpA                                             6,131           32,857
    Unicredito Italiano SpA                                       64,966          301,352
                                                                           --------------
                                                                                1,233,459
                                                                           --------------
JAPAN (10.1%)
  COMMON STOCK
    Bridgestone Corp.                                             10,001          140,838
    Canon, Inc.                                                    5,675          217,115
    Fanuc, Ltd.                                                    2,054          113,721
    Hitachi, Ltd.                                                 14,918          110,319
    Honda Motor Company, Ltd.                                      2,328          104,271
    Hoya Corp.                                                       841           62,519
    Ito-Yokado Company, Ltd.                                       1,948           95,885
    Nippon Steel Corp.                                            32,099           48,922
    Nissan Motor Company                                          22,970          176,472
    NTT DoCoMo, Inc. - Rights                                          8           20,342
    NTT DoCoMo, Inc.                                                  13           32,854
    Sharp Corp.                                                    9,887          136,926
    SMC Corp.                                                      1,086          129,881
    Sony Corp.                                                     2,467          132,366
    Tokyo Electron, Ltd.                                           1,881          135,151
    Toyota Motor Corp.                                             3,661           99,638
                                                                           --------------
                                                                                1,757,220
                                                                           --------------
LUXEMBOURG (0.6%)
  COMMON STOCK
    Arcelor                                                        7,360          101,426
                                                                           --------------
MEXICO (2.2%)
  COMMON STOCK
    Cemex de C.V. SA ADR                                           2,551           80,867
    Fomento Economico Mexicano SA de C.V. ADR                      1,886           90,245
    Telefonos de Mexico SA de C.V. ADR                             4,049          153,214
    Walmart de Mexico SA de C.V. Series V                         15,749           52,569
                                                                           --------------
                                                                                  376,895
                                                                           --------------
NETHERLANDS (3.9%)
  COMMON STOCK
    ABN Amro Holding NV                                            4,077           80,787
    ASML Holding NV NYRS *                                         4,268           95,304
    Gucci Group NV NYRS                                            1,187          114,925
    Heineken NV                                                    3,358          151,228
    ING Groep NV                                                   4,157          109,705
    Koninklijke (Royal) KPN NV                                    18,007           81,581
    Koninklijke (Royal) Philips Electronics NV NYRS                1,651           51,198
                                                                           --------------
                                                                                  684,728
                                                                           --------------

                                       84
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
NORWAY (0.2%)
  COMMON STOCK
    Tandberg ASA                                                   2,487   $       30,044
                                                                           --------------
RUSSIA (1.4%)
  COMMON STOCK
    Lukoil Holding Company ADR                                     1,014           72,106
    OAO Gazprom Sponsored ADR                                      5,835           92,777
    Surgutneftegaz Sponsored ADR                                   3,905           74,976
                                                                           --------------
                                                                                  239,859
                                                                           --------------
SINGAPORE (0.6%)
  COMMON STOCK
    Singapore Airlines, Ltd.                                      12,721           98,191
                                                                           --------------
SOUTH KOREA (5.9%)
  COMMON STOCK
    Hyundai Motor Company, Ltd.                                    3,318          123,556
    Kangwon Land, Inc.                                               454           53,008
    Kookmin Bank                                                   2,122           96,963
    Korea Electric Power Corp.                                     2,351           44,685
    LG Electronics, Inc.                                           4,212          166,650
    LG Electronics, Inc.                                             468           20,659
    Samsung Electronics Company, Ltd.                                834          247,159
    Samsung Fire & Marine Insurance Company, Ltd.                  1,260           85,532
    Samsung-Electro Mechanics Co., Ltd.                            2,010          118,823
    SK Telecom Company, Ltd. ADR                                   3,103           66,373
                                                                           --------------
                                                                                1,023,408
                                                                           --------------
SPAIN (1.7%)
  COMMON STOCK
    Altadis SA                                                     6,378          134,655
    Amadeus Global Travel Distribution SA                         14,482           96,395
    Grupo Ferrovial SA                                             2,617           63,407
                                                                           --------------
                                                                                  294,457
                                                                           --------------
SWEDEN (2.7%)
  COMMON STOCK
    Atlas Copco AB                                                 2,501           58,658
    Electrolux AB                                                  3,116           51,855
    Nordea AB                                                     19,867          113,106
    Sandvik AB                                                     1,904           44,100
    Securitas AB                                                  11,308          210,192
                                                                           --------------
                                                                                  477,911
                                                                           --------------
SWITZERLAND (6.5%)
  COMMON STOCK
    Adecco SA-Reg                                                  2,871          181,686
    Julius Baer Holding, Ltd.                                        178           57,366
    Logitech International SA                                        924           43,014
    Nestle SA                                                        852          201,467
    Novartis AG                                                    5,263          220,795
    Roche Holding AG                                               1,547          117,240
    Swisscom AG *                                                    441          131,644
    The Swatch Group AG                                            2,639           54,908
    UBS AG                                                         2,607          125,706
                                                                           --------------
                                                                                1,133,826
                                                                           --------------
UNITED KINGDOM (19.3%)
  COMMON STOCK
    Amvescap PLC                                                   4,122           43,506
    Barclays PLC                                                  19,368          169,690
    BPB PLC                                                        8,400           48,829
    British Sky Broadcasting Group PLC *                           8,569           95,750
    Daily Mail and General Trust PLC                               5,343           57,795
    Diageo PLC *                                                  18,747          248,834
    Dixons Group PLC                                              12,601           41,745
    Exel PLC                                                      12,113          154,334
    GKN PLC                                                       33,182          155,276
    GlaxoSmithKline PLC                                            3,399           82,254
    Great Universal Stores PLC                                    12,512          113,544
    Hilton Group PLC                                              41,855          156,507
    Imperial Chemical Industries PLC                              13,600           63,047

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM, CONTINUED
    International Power PLC *                                     20,497   $       62,377
    Marks & Spencer Group PLC                                     47,346          274,014
    Next PLC                                                      11,552          174,804
    Pearson PLC                                                    6,319           75,859
    Reckitt Benckiser PLC                                          9,471          167,753
    Reed Elsevier PLC                                             24,091          236,181
    Rentokil Initial PLC                                          50,887          200,480
    Royal Bank of Scotland Group                                  12,363          354,688
    Schroders PLC                                                  2,501           30,717
    Smith & Nephew PLC                                            15,817           90,330
    South African Breweries PLC                                   11,702           94,892
    WPP Group PLC                                                 16,186          172,250
                                                                           --------------
                                                                                3,365,456
                                                                           --------------
UNITED STATES (9.4%)
  COMMON STOCK (6.2%)
    Alcan, Inc.                                                    1,625           59,524
    iShares S&P 500 Index Fund                                     6,474          789,311
    Magna International, Inc.                                        863           63,767
    Transocean Sedco Forex, Inc.                                   2,854          101,317
    Willis Group Holdings, Ltd. *                                  2,100           61,426
                                                                           --------------
                                                                                1,075,345
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.2%)
    State Street Bank & Trust Eurodollar Time Deposit
      0.500% 5-1-2002 (cost $560,124)                      $     560,124   $      560,124
                                                                           --------------
                                                                                1,635,469
                                                                           --------------

TOTAL INVESTMENTS (98.8%) (COST $16,097,010)                                   17,207,952
                                                                           --------------
------------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                              VALUE
------------------------------------------------------------------------------------------

UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN CURRENCY CONTRACTS (0.1%) @
B     8,436 British Pound 5-1-2002                             Sell        $           (3)
B     2,765 British Pound 5-2-2002                              Buy                    (5)
E     64,778 Euro 11-1-2001                                     Buy                  (108)
F     29,906 Swiss Franc 5-2-2002                              Sell                    19
J     12,197,457 Japanese Yen 5-1-2002                         Sell                   527
J     6,392,264 Japanese Yen 5-2-2002                          Sell                   212
K     321,667 Swedish Krona 5-2-2002                           Sell                   121
                                                                           --------------

TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                      763
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)                                      183,970
                                                                           --------------

NET ASSETS (100.0%)                                                        $   17,392,685
                                                                           ==============

                                       85
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX CONSERVATIVE ASSET ALLOCATION

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (86.8%)

Aggressive (14.2%)
  IDEX Great Companies - America(SM)                              11,713   $      102,960
  IDEX Isabelle Small Cap Value                                   11,260          140,982
  IDEX Janus Growth                                                   67            1,327
  IDEX T. Rowe Price Small Cap                                     6,598           69,883
  IDEX T. Rowe Price Tax - Efficient Growth                       20,210          196,450
  IDEX Transamerica Equity                                           208            1,355
  IDEX Transamerica Growth Opportunities                          11,990           70,386
                                                                           --------------
                                                                                  583,343
                                                                           --------------

Conservative (17.7%)
  IDEX American Century Income & Growth                           17,666          161,123
  IDEX Goldman Sachs Growth                                        8,417           74,916
  IDEX Janus Growth & Income                                      15,074          129,042
  IDEX Jennison Equity Opportunity                                 8,077           70,839
  IDEX Salomon All Cap                                             7,450          105,941
  IDEX Salomon Investors Value                                    13,000          169,912
  IDEX Transamerica Value Balanced                                 1,371           15,555
                                                                           --------------
                                                                                  727,328
                                                                           --------------

Fixed Income (47.6%)
  IDEX Janus Flexible Income                                      41,896          400,111
  IDEX PIMCO Total Return                                         91,565          919,319
  IDEX Transamerica Conservative High-Yield Bond                  40,901          359,116
  IDEX Transamerica Convertible Securities                        27,031          279,774
                                                                           --------------
                                                                                1,958,320
                                                                           --------------

International (6.4%)
  IDEX Gabelli Global Growth                                      18,283          132,008
  IDEX Great Companies - Global(2)                                18,931          130,624
                                                                           --------------
                                                                                  262,632
                                                                           --------------

Money Market (0.9%)
  IDEX Transamerica Money Market                                  40,613           40,613
                                                                           --------------

TOTAL MUTUAL FUNDS (COST $3,604,532)                                            3,572,236
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.6%)

Repurchase Agreement
  State Street Bank & Trust ***
    0.6500% Repurchase Agreement dated 4-30-02 to be
    repurchased at $64,787 on 5-1-02                       $      64,786   $       64,786
                                                                           --------------

TOTAL INVESTMENTS (88.4%) (COST $3,669,318)                                     3,637,022
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (11.6%)                                     476,759
                                                                           --------------

NET ASSETS (100.0%)                                                        $    4,113,781
                                                                           ==============

                                       86
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

------------------------------------------------------------------------------------------
DESCRIPTION**                                                PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL BONDS (97.5%)
ALABAMA (1.7%)
  Alabama Water Pollution Control, Revenue Bonds,
    5.500%, 8-15-2023, AAA/Aaa                             $     500,000   $      514,700
                                                                           --------------
ARKANSAS (1.6%)
  Jefferson County Hospital Association, Revenue Bonds,
    Series B, 5.800%, 6-1-2021, A/NR                             500,000          505,670
                                                                           --------------
CALIFORNIA (6.0%)
  California Housing Agency, Revenue Bonds, Series 0,
    5.500%, 8-1-2017, AAA/Aaa                                     25,000           25,972
  Los Angeles Water and Power Division, Revenue Bonds,
    Series A-A-1, 5.250%, 7-1-2019, AAA/Aaa                      500,000          512,765
  California State General Obligation Bonds,
    5.00%, 4-1-2022, A+/A1                                       500,000          484,050
  Torrance Memorial Medical Center, Revenue Bonds,
    Series A, 6.000%, 6-1-2022, A+/A1                            500,000          523,070
  Sacramento Municipal Utilities, Revenue Bonds, Series
    P, 5.250%, 8-15-2021, AAA/Aaa                                300,000          304,827
                                                                           --------------
                                                                                1,850,684
                                                                           --------------
COLORADO (1.7%)
  Colorado Department of Transportation, Revenue Bonds,
    Series A, 5.500%, 6-15-2015, AAA/Aaa                         500,000          539,605
                                                                           --------------
FLORIDA (1.6%)
  Orlando Utilities, Community Water and Electric
    Division, Revenue Bonds,
    5.250%, 10-1-2020, AA/Aa1                                    500,000          507,600
                                                                           --------------
ILLINOIS (8.1%)
  Illinois State Partnership, Department of Central
    Management, Public Improvements, General Obligation
    Bonds, 5.650%, 7-1-2017, AAA/Aaa                           1,000,000        1,046,950
  McHenry County Community School District, General
    Obligation Bonds, Series A,
    5.850%, 1-1-2016, AAA/Aaa                                  1,000,000        1,057,700
  Chicago, Illinois Board of Education General
    Obligation Bonds, 0.00%, 12-1-2024, AAA/Aaa                1,500,000          410,535
                                                                           --------------
                                                                                2,515,185
                                                                           --------------
INDIANA (3.4%)
  Indianapolis Gas Utility, Revenue Bonds, Series A,
    5.250%, 8-15-2012, AAA/Aaa                                 1,000,000        1,047,320
                                                                           --------------
IOWA (3.3%)
  Iowa State Certificate of Participation, Revenue
    Bonds, 6.500%, 7-1-2006, AAA/Aaa                           1,000,000        1,027,420
                                                                           --------------
KENTUCKY (1.4%)
  Ashland Pollution Control, Revenue Bonds,
    5.700%, 11-1-2009, NR/Baa2                                   400,000          422,200
                                                                           --------------
LOUISIANA (1.6%)
  Sabine River Authority, Water Facilities, Revenue
    Bonds, 6.200%, 2-1-2025, BBB/Baa2                            500,000          506,795
                                                                           --------------
MICHIGAN (4.8%)
  Michigan Municipal Bond Authority, Water Utility
    Improvements, Revenue Bonds,
    5.500%, 10-1-2022, AAA/Aaa                                   500,000          519,720
  Michigan State Strategic Funding Obligation, Revenue
    Bonds, Series C, 5.450%, 9-1-2029, A-/A3                   1,000,000          977,680
                                                                           --------------
                                                                                1,497,400
                                                                           --------------
MINNESOTA (1.7%)
  Minnesota State Pension Trust Fund, Public
    Improvements, General Obligation Bonds,
    5.000%, 10-1-2007, AAA/Aaa                                   500,000          537,740
                                                                           --------------
NEVADA (1.7%)
  Clark County School District, School Improvements,
    General Obligation Bonds, Series F,
    5.000%, 6-15-2006, AAA/Aaa                                   500,000          533,985
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION**                                                PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
NEW HAMPSHIRE (1.6%)
  New Hampshire State Housing Authority, Revenue Bonds,
    Series C, 6.125%, 1-1-2020, NR/Aa2                     $     500,000   $      484,046
                                                                           --------------
NEW MEXICO (1.7%)
  New Mexico Mortgage and Finance Authority, Revenue
    Bonds, 6.050%, 9-1-2021, AAA/NR                              500,000          516,405
                                                                           --------------
NEW YORK (9.4%)
  New York City Transitional Finance Authority, Revenue
    Bonds, Series A, 5.500%, 2-15-2019, AA+/Aa2                1,000,000        1,048,560
  New York State Mortgage Agency, Revenue Bonds, Series
    95, 5.500%, 10-1-2017, NR/Aa1                                500,000          514,185
  Warwick Valley Central School District, School
    Improvements, General Obligation Bonds,
    5.500%, 1-15-2017, NR/Aaa                                    570,000          602,006
  Niagara County Solid Waste Disposal Division, Revenue
    Bonds, Series D,
    5.550%, 11-15-2024, BBB/Baa1                                 500,000          502,165
  New York City Industrial Development Agency, Revenue
    Bonds, 5.375%, 7-1-2017, AAA/Aaa                             250,000          260,923
                                                                           --------------
                                                                                2,927,839
                                                                           --------------
NORTH CAROLINA (1.5%)
  North Carolina Housing and Finance Agency Authority,
    5.25%,1-1-2022, AA/Aa2                                       485,000          473,345
                                                                           --------------
NORTH DAKOTA (1.6%)
  North Dakota State Housing and Finance Authority,
    Revenue Bonds, Series C,
    6.000%, 7-1-2020, NR/Aa3                                     495,000          508,771
                                                                           --------------
OHIO (5.1%)
  Steubenville Hospital Improvement Facilities, Revenue
    Bonds, 6.375%, 10-1-2020, NR/A3                              500,000          523,995
  Ohio State Infrastructure, Highway Improvements,
    Revenue Bonds, 5.000%, 6-15-2006, AA/Aa3                     500,000          534,185
  Ohio State Schools General Obligation Bonds, Series A,
    5.375%, 9-15-2017, AA+/Aa1                                   500,000          522,770
                                                                           --------------
                                                                                1,580,950
                                                                           --------------
OREGON (1.6%)
  Clackamas County Hospital Facilities, Revenue Bonds,
    5.250%, 5-1-2021, AA/Aa3                                     500,000          497,620
                                                                           --------------
PENNSYLVANIA (4.9%)
  Pennsylvania Housing Finance Agency, Multi-Family
    Mortgage, Revenue Bonds,
    9.375%, 8-1-2028, AAA/Aa2                                      5,000            5,048
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Revenue Bonds,
    5.000%, 4-1-2016, AA+/Aa2                                    500,000          502,590
  Sayre, Pennsylvania Health Care Facilities, Revenue
    Bonds, 5.750%, 12-1-2021, A-/NR                              500,000          501,150
  Pennsylvania State Health Systems, Revenue Bonds,
    Series A, 6.000%, 1-15-2022, A+/NR                           500,000          505,075
                                                                           --------------
                                                                                1,513,863
                                                                           --------------
RHODE ISLAND (5.1%)
  Providence Public Building Authority, Revenue Bonds,
    Series A, 5.700%, 12-15-2015, AAA/Aaa                        500,000          543,930
  Rhode Island Clean Water Financing Agency, Revenue
    Bonds, 5.800%, 9-1-2022, AAA/Aaa                           1,000,000        1,030,780
                                                                           --------------
                                                                                1,574,710
                                                                           --------------
SOUTH DAKOTA (1.6%)
  South Dakota Housing Development Agency, Revenue
    Bonds, Series C, 5.350%, 5-1-2022, AAA/Aa1                   500,000          498,780
                                                                           --------------

                                       87
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

------------------------------------------------------------------------------------------
DESCRIPTION**                                                PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
TENNESSEE (4.1%)
  Tennessee Housing Development Agency, Revenue Bonds,
    5.375%, 1-1-2018, AA/Aa2                               $     500,000   $      505,485
  Memphis-Shelby County, Tennessee Airport, Revenue
    Bonds, 5.00%, 9-1-2009, BBB/Baa2                             500,000          515,760
  Sullivan County Tennessee Health Educational & Housing
    Facilities Board Review, Revenue Bonds,
    6.250%, 9-1-2022, BBB+/NR                                    250,000          248,835
                                                                           --------------
                                                                                1,270,080
                                                                           --------------
TEXAS (6.4%)
  Dallas-Fort Worth International Airport, Facilities
    Improvements, Revenue Bonds, Series C,
    6.150%, 5-1-2029, BB-/B1                                     500,000          465,760
  Harris County, Port Houston Marina Improvements,
    General Obligation Bonds, Series A,
    5.500%, 10-1-2024, AA+/Aa1                                   500,000          507,375
  Kingsbridge Municipal Utility District, General
    Obligation Bonds, 5.375%, 3-1-2015, NR/Aaa                   500,000          511,160
  North Central Texas Health Facilities Development
    Corporation, Revenue Bonds,
    5.250%, 8-15-2022, AAA/Aaa                                   500,000          496,260
                                                                           --------------
                                                                                1,980,555
                                                                           --------------
VIRGINIA (1.7%)
  Virginia Commonwealth Transportation Board Revenue
    Bonds, Series B, 4.500%, 5-15-2008, AA+/Aa1                  500,000          523,290
                                                                           --------------
WASHINGTON (3.5%)
  University of Washington, Student Facilities
    Improvements, Revenue Bonds,
    5.875%, 6-1-2016, AAA/Aaa                                    500,000          543,260
  Energy Northwest Washington Electric, Series A,
    5.750%, 7-1-2018, AAA/Aaa                                    500,000          533,680
                                                                           --------------
                                                                                1,076,940
                                                                           --------------
WISCONSIN (2.4%)
  Wisconsin State Health Facilities, Revenue Bonds,
    6.000%, 7-1-2021, A-/A3                                      250,000          253,670
  Wisconsin State Health & Educational Facilities
    Authority, Revenue Bonds,
    5.750%, 8-15-2025, A/A2                                      500,000          500,350
                                                                           --------------
                                                                                  754,020
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION**                                                PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
WYOMING (3.5%)
  Wyoming State Farm Loan Board, Capital Facilities,
    Revenue Bonds, 5.750%, 10-1-2020, AA-/NR               $   1,000,000   $    1,087,980
                                                                           --------------
PUERTO RICO (3.2%)
  Puerto Rico Public Buildings Revenue Bonds, Series D,
    5.250%, 7-1-2027, A/Baa1                                     500,000          500,155
  Puerto Rico Electric Power Authority Revenue Bonds,
    Series II, 5.250%, 7-01-2022, AAA/Aaa                        500,000          507,140
                                                                           --------------
                                                                                1,007,295
                                                                           --------------

TOTAL LONG-TERM MUNICIPAL BONDS (COST $29,567,562)                             30,282,793
                                                                           --------------

SHORT-TERM MUNICIPAL BONDS (2.3%)
CONNECTICUT (1.3%)
  Connecticut State Health Revenue Bonds,
    1.250%, 7-1-2036, NR/NR                                      400,000          400,000
                                                                           --------------
WYOMING (1.0%)
  Lincoln County Pollution Control, Revenue Bonds, Put
    Bonds-Monthly, 1.850%, 11-1-2014, AAA/Aaa                    300,000          300,000
                                                                           --------------

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $700,000)                                  700,000
                                                                           --------------

TOTAL INVESTMENTS (99.8%) (COST $30,267,562)                                   30,982,793
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                       60,825
                                                                           --------------

NET ASSETS (100.0%)                                                        $   31,043,618
                                                                           ==============

                                       88
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
AUSTRALIA (0.4%)
  COMMON STOCK
    Goldfields, Ltd.                                              53,122   $       91,792
    Lihir Gold, Ltd.                                             151,328          113,229
                                                                           --------------
                                                                                  205,021
                                                                           --------------
AUSTRIA (0.3%)
  COMMON STOCK
    Telekom Austria AG                                            18,520          154,299
                                                                           --------------
BELGIUM (0.4%)
  COMMON STOCK
    Groupe Bruxelles Lambert SA                                    1,624           90,105
    UCB SA                                                         3,202          116,804
                                                                           --------------
                                                                                  206,909
                                                                           --------------
BRAZIL (1.0%)
  COMMON STOCK
    Companhia Siderurgica Nacional ADR                             3,400           66,980
    Embratel Particpacoes SA ADR                                  11,800           30,916
    Tele Nordeste Celular Participacoes SA ADR                    16,900          214,630
    Telemig Celular Participacoes SA ADR                          11,025          232,187
                                                                           --------------
                                                                                  544,713
                                                                           --------------
CANADA (1.8%)
  COMMON STOCK (1.8%)
    Agnico-Eagle Mines, Ltd.                                       8,349          116,209
    Barrick Gold Corp. ADR                                         7,476          150,043
    Diversinet Corp. ADR                                          67,500           40,500
    Glamis Gold, Ltd.                                             27,097          165,937
    Goldcorp, Inc.                                                 7,590          135,179
    IAMGOLD Corp.                                                 26,451          118,955
    Ivanhoe Mines, Ltd.                                           14,952           32,810
    Meridian Gold, Inc. ADR                                        7,588          115,489
    Repadre Capital Corp.                                         22,652          104,615
                                                                           --------------
                                                                                  979,737
                                                                           --------------
  WARRANTS (0.0%)
    Diversinet Corp.z                                             33,750                0
                                                                           --------------
CROATIA (0.1%)
  COMMON STOCK
    Pliva D.D. Reg S GDR                                           5,396           76,829
                                                                           --------------
DENMARK (0.2%)
  COMMON STOCK
    TDC A/S                                                        4,554          131,296
                                                                           --------------
FINLAND (0.2%)
  COMMON STOCK
    Sonera OY *                                                   31,120           39,028
                                                                           --------------
FRANCE (4.5%)
  COMMON STOCK
    Arkopharma                                                       822           37,759
    Assurances Generales de France                                 1,457           73,490
    Boiron SA                                                      2,375          176,481
    Canal Plus                                                     2,400            8,041
    Egide SA *                                                       370           22,012
    Eiffage                                                        2,134          179,524
    Eridania Beghin-Say *                                          4,500          181,986
    JC Decaux SA                                                  15,516          192,859
    Neopost SA                                                     2,140           80,974
    NRJ Group                                                     28,400          562,757
    Pernod-Ricard SA                                                 404           37,298
    Sanofi Synthelabo SA                                             778           49,788
    Total Fina Elf SA                                              1,850          280,271
    Vivendi Universal SA                                          16,625          529,935
    Vivendi Universal SA ADR                                       2,019           64,850
                                                                           --------------
                                                                                2,478,025
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
GERMANY (0.9%)
  COMMON STOCK (0.8%)
    Altana AG *                                                    1,260   $       70,476
    Henkel KGaA                                                    4,740          311,618
    Stada Arzeneimittel AG                                         1,973           68,418
                                                                           --------------
                                                                                  450,512
                                                                           --------------
  NON-CONVERTIBLE PREFERRED STOCK (0.1%)
    ProSiebenSat.1 Media AG                                        4,486           43,233
                                                                           --------------
                                                                                  493,746
                                                                           --------------
GREECE (0.3%)
  COMMON STOCK
    Hellenic Telecommunication Organization SA                     9,108          140,773
                                                                           --------------
HONG KONG (0.1%)
  COMMON STOCK
    Shaw Brothers (Hong Kong), Ltd.                               35,000           40,389
                                                                           --------------
IRELAND (0.8%)
  COMMON STOCK
    Anglo Irish Bank Corporation PLC                              15,241           82,091
    Bank of Ireland                                                7,649           88,874
    Bank of Ireland                                                1,903           22,111
    Irish Life & Permanent                                        19,790          269,155
                                                                           --------------
                                                                                  462,231
                                                                           --------------
ITALY (4.3%)
  COMMON STOCK
    Autogril SPA                                                  15,245          179,878
    Autostrade Meridionali SpA *                                  21,963          178,434
    Banca Monte Dei Pashci                                        63,800          208,597
    Ente Nazionale Idrocarburi SpA                                   477            7,325
    Finmeccanica SpA *                                           120,000           99,978
    IntesaBci SpA *                                               84,000          271,615
    Manifattura Lane Gaetano Marzotto & Figli SpA                 79,269          756,814
    Parmalat Finanziaria SpA                                      22,497           79,026
    Pininfarina SpA                                               14,050          294,858
    Riunione Adriatica di Sicurta SpA *                            3,825           49,611
    Telecom Italia SpA                                            21,976          174,779
    Telecom Italia SpA                                            13,010           69,723
                                                                           --------------
                                                                                2,370,638
                                                                           --------------
JAPAN (8.9%)
  COMMON STOCK
    Asatsu-DK, Inc.                                                1,700           38,865
    Benesse Corp.                                                 11,600          256,174
    DDi Corp.                                                         60          156,765
    Fast Retailing Company, Ltd.                                   3,350           89,090
    Fuji Photo Film Company, Ltd.                                    100            3,173
    Hudson Soft Company, Ltd.                                        140            1,056
    Kyocera Corp. ADR                                                 40            2,736
    Mitsubishi Tokyo Financial Group, Inc.                            16          109,362
    Nikko Securities, Ltd.                                       124,619          562,045
    Nikon Corp.                                                      600            7,824
    Nippon Broadcasting System, Inc.                              28,000          958,009
    NTT DoCoMo, Inc.                                                 286          722,784
    Secom Co LTD                                                  15,000          737,170
    Takeda Chemical Industries, Ltd.                              15,849          692,623
    The Furukawa Electric Company, Ltd.                              500            2,309
    Toshiba Corp.                                                    400            1,863
    Toyota Industries Corp.                                       13,500          216,777
    Toyota Motor Corp.                                            14,203          386,551
                                                                           --------------
                                                                                4,945,176
                                                                           --------------
LUXEMBOURG (0.1%)
  COMMON STOCK
    SBS Broadcasting SA ADR                                        2,867           56,222
                                                                           --------------

                                       89
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
MEXICO (3.0%)
  COMMON STOCK
    Coca-Cola FEMSA SA de C.V. ADR                                14,125   $      392,393
    Grupo Televisa SA de C.V. GDR *                               26,040        1,177,008
    Tubos de Acero de Mexico SA de C.V. ADR                        8,200           86,510
                                                                           --------------
                                                                                1,655,911
                                                                           --------------
NETHERLANDS (1.6%)
  COMMON STOCK
    Fox Kids Europe NV                                            50,825          519,581
    Koninklijke (Royal) KPN NV                                    67,888          307,568
    United Pan-Europe Communications NV *                         32,000            3,459
    Wolters Kluwer NV *                                            4,008           81,225
                                                                           --------------
                                                                                  911,833
                                                                           --------------
NORWAY (0.0%)
  COMMON STOCK
    Petroleum Geo-Services ASA                                     3,034           19,114
                                                                           --------------
PERU (0.2%)
  COMMON STOCK
    Minas Buenaventura ADR                                         4,553          121,383
                                                                           --------------
PORTUGAL (0.3%)
  COMMON STOCK
    Portugal Telecom, SGPS, SA                                     8,577           62,575
    Vodafone Telecel - Comunicacoes Pessoais SA                   17,609          127,201
                                                                           --------------
                                                                                  189,776
                                                                           --------------
SOUTH AFRICA (2.1%)
  COMMON STOCK
    AngloGold Ltd Sponsored ADR                                    4,519          121,109
    Durban Roodeporrt Deep SP ADR                                 37,946          150,646
    Gold Fields, Ltd. Sponsored ADR                               21,975          265,898
    Harmony Gold Mining Company, Ltd.                             29,075          374,384
    Harmony Gold Mining Company, Ltd. ADR                         18,214          237,811
                                                                           --------------
                                                                                1,149,848
                                                                           --------------
SOUTH KOREA (1.2%)
  COMMON STOCK
    Pohang Iron & Steel Co., Ltd. (POSCO) ADR                     26,400          645,480
                                                                           --------------
SPAIN (1.1%)
  COMMON STOCK
    Altadis SA                                                     3,825           80,755
    Centros Comerciales Carrefour SA                              20,000          233,822
    Fomento De Construction                                        6,859          176,070
    Telefonica SA                                                    778            8,328
    Terra Networks, SA                                            17,457          115,253
                                                                           --------------
                                                                                  614,228
                                                                           --------------
SWITZERLAND (1.2%)
  COMMON STOCK
    Converium Holding                                              1,700           93,517
    Novartis AG                                                    8,825          370,228
    Swisscom AG *                                                    152           45,374
    The Swatch Group of Switzerland AG - Class B                     820           79,357
    Zuerich Rueckversicherung Koeln AG *                             612           61,778
                                                                           --------------
                                                                                  650,254
                                                                           --------------
UNITED KINGDOM (3.3%)
  COMMON STOCK
    BAE SYSTEMS PLC *                                              6,211           31,622
    BP PLC                                                        24,735          211,124
    BT Group PLC                                                 103,417          388,964
    Diageo PLC *                                                   6,119           81,219
    Filtronic PLC                                                 35,550          137,336
    Hilton Group PLC                                              31,096          116,276
    HSBC Holdings PLC                                                587            6,936
    Legal & General Group PLC                                     27,492           63,022
    mm02 PLC                                                     162,997          103,363
    Rank Group PLC                                                26,632          108,319
    Reuters Group PLC *                                              150            1,050

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
    Scottish and Southern Energy PLC                              12,000   $      118,082
    Six Continents PLC                                             6,345           70,113
    Stolt Offshores SA *                                          27,450          241,764
    The National Grid Group PLC                                   19,398          139,130
    United Business Media PLC                                        188            1,436
    Vodafone Group PLC                                            21,811           35,214
                                                                           --------------
                                                                                1,854,970
                                                                           --------------
UNITED STATES (58.1%)
  COMMON STOCK (45.0%)
    Acme Communications, Inc.                                      2,553           27,445
    Adelphia Communications Corp. *                                2,484           14,954
    Agnico-Eagle Mines, Ltd.                                       3,760           52,226
    Allied Waste Industries, Inc. *                               13,230          160,612
    ALLTEL Corp.                                                   1,555           76,973
    AOL Time Warner, Inc. *                                       15,133          287,830
    Archer-Daniels-Midland Company                                30,800          408,716
    AT&T Corp.                                                    63,450          832,464
    AT&T Wireless Services, Inc. *                                52,774          472,327
    Beasley Broadcast Group, Inc.                                    300            4,950
    Belo Corp.                                                     1,214           28,359
    Blockbuster, Inc. Class A                                     15,111          432,175
    Bristol-Myers Squibb Company, Inc.                             3,036           87,437
    Broadwing, Inc. *                                             84,631          558,565
    Cablevision Systems Corp. *                                   36,899          867,127
    Callaway Golf Company                                          9,000          158,400
    Caremark Rx, Inc. *                                            9,108          195,822
    Cendant Corp. *                                               53,216          957,356
    Centennial Communications Corp. *                             17,475           50,678
    Centurytel, Inc.                                               1,555           43,074
    Charter Communications, Inc. *                                 2,698           22,097
    Citizens Communication Company                                   759            7,036
    CMGI, Inc.                                                    12,500           16,000
    CMS Energy Corp.                                               1,062           20,560
    Coach, Inc. *                                                 15,225          852,600
    Comcast Corp. Special Class A *                                1,190           31,833
    Compaq Computer Corp.                                         13,662          138,669
    Constellation Brands, Inc. A                                     152            9,181
    Crown Media Holdings-Class A                                   5,134           51,853
    Cumulus Media, Inc. Class A *                                 20,491          383,796
    Delphi Automotive Systems Corp.                               35,125          546,194
    Devon Energy Corp. 144A                                       15,050          742,116
    Dobson Communications Corp. *                                  2,892            5,665
    DPL, Inc.                                                     10,028          260,929
    Duke Energy Corp.                                                110            4,216
    El Paso Corp.                                                  5,313          212,520
    EMC Corp. *                                                    7,000           63,980
    Equitable Resources,Inc.                                       4,793          172,308
    Fisher Communications, Inc.                                      759           35,437
    Fleming Companies, Inc.                                        1,518           33,457
    Freeport-McMoRan Cooper & Gold Inc.                            9,086          161,367
    Gemstar-TV Guide International, Inc. *                        56,492          506,168
    General Motors Corp. Class H *                                 3,680           55,126
    Granite Broadcasting Corp.                                     7,590           19,734
    Gray Communications Systems, Inc. Class B                        258            3,599
    H.J. Heinz Company                                               608           25,530
    Hain Celestial Group, Inc.                                     1,159           21,244
    Honeywell International, Inc.                                 13,500          495,180
    Interep Natl Radio Sales                                       6,370           22,868
    Knight-Ridder, Inc.                                              667           44,689
    L-3 Communications Holdings, Inc. *                           10,050        1,284,189
    Leap Wireless Intl, Inc.                                      35,415          262,779
    Liberty Media Corp. *                                         90,334          966,574
    Lockheed Martin Corp.                                          4,900          308,210
    Loral Space & Communications, Ltd.                           102,925          202,762
    Lucent Technologies, Inc.                                     95,540          439,484
    ManTech International Corp. A                                  5,300          125,504
    Mattel, Inc.                                                   9,108          187,989
    McLeodUSA, Inc. Class A *                                     30,000            2,100
    Newmont Mining Corp. Holding Company                           7,589          216,362
    Nextel Communications, Inc. Class A *                         58,516          322,423

                                       90
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
    Oracle Corp. *                                                35,578   $      357,203
    Paxson Communications Corp. *                                 19,395          205,587
    Peabody Energy Corp.                                             455           12,299
    Pepsi Bottling Group, Inc. *                                  12,200          349,408
    Placer Dome, Inc.                                              6,830           80,253
    PPL Corp.                                                      8,977          342,113
    Qwest Communications International, Inc.                      15,179           76,350
    Rainbow Media Group                                           26,692          589,893
    RGS Energy Group, Inc.                                        10,028          397,911
    Rogers Communications, Inc. Class B *                         41,750          507,263
    Ross Stores, Inc.                                             14,000          568,540
    Rural Cellular Corp. Class A *                                30,105          111,389
    SBC Communications, Inc.                                         491           15,250
    Schering Plough Corp.                                          4,554          124,324
    Scripps Company                                                  607           48,372
    Sinclair Broadcast Group, Inc. *                              14,945          199,516
    Sprint FON Group                                               8,518          135,010
    Telephone and Data Systems, Inc.                              11,107          955,202
    Tennant Company                                                  304           13,376
    Texas Instruments, Inc.                                       12,000          371,160
    The Reader's Digest Association, Inc.                            892           21,230
    The Washington Post Company Class B                              595          375,921
    The Williams Companies, Inc.                                  10,626          202,957
    Ticketmaster Corp. Class B *                                  40,496          952,871
    Travelers Property Casualty Corp.                             10,500          195,195
    Tribune Company                                                  455           20,097
    United States Cellular Corp. *                                11,109          438,806
    USA Networks, Inc. *                                          21,475          642,317
    ValueVision International, Inc. *                              8,600          162,454
    Verizon Communications, Inc.                                     491           19,694
    Viacom, Inc. Class A *                                           759           35,772
    Viacom, Inc. Class B *                                        13,975          658,223
    Waste Management, Inc.                                         9,767          257,263
    Western Wireless Corp. *                                       4,260           27,008
    WorldCom, Inc. - MCI Group                                    28,280          106,078
    Wyeth                                                          1,518           86,526
    Young Broadcasting, Inc. Class A *                            20,454          462,055
                                                                           --------------
                                                                               25,126,704
                                                                           --------------
  CONVERTIBLE PREFERRED STOCK (0.3%)
    Mirant Trust I                                                 3,918          147,415
                                                                           --------------
  NON-CONVERTIBLE PREFERRED STOCK (0.0%)
    Broadwing Communications                                         200           10,000
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
  CONVERTIBLE CORPORATE BONDS (0.1%)
    NTL, Inc. 6.750% 5-15-2008                             $     150,000   $       61,500
                                                                           --------------
  SHORT-TERM SECURITIES (12.7%)
  Repurchase Agreement (9.9%)
  State Street Bank & Trust ***
    1.860% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $5,539,846 on 5-1-2002                      5,539,560        5,539,560
                                                                           --------------
  Time Deposit (2.8%)
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002                                            1,561,866        1,561,866
                                                                           --------------

TOTAL INVESTMENTS (96.4%) (COST $57,400,871)                                   53,684,873
                                                                           --------------
------------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                              VALUE
------------------------------------------------------------------------------------------

UNREALIZED GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS (0.1%) @
J      32,188,922 Japanese Yen 5-1-2002                        Sell        $          370
J     256,254,321 Japanese Yen 5-1-2002                         Buy                 1,579
                                                                           --------------

TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                    1,949
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (3.6%)                                    1,974,476
                                                                           --------------

NET ASSETS (100.0%)                                                        $   55,661,298
                                                                           ==============

                                       91
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (96.0%)

Basic Materials (2.0%)
  Chemicals (0.8%)
  E.I. du Pont de Nemours and Company                              6,621   $      294,634
                                                                           --------------
  Iron/Steel (0.3%)
  Alcoa, Inc.                                                      3,320          112,980
                                                                           --------------
  Paper Products (0.9%)
  International Paper Company                                      2,950          122,218
  Kimberly-Clark Corp.                                             1,480           96,378
  Weyerhaeuser Company                                             1,990          118,624
                                                                           --------------
                                                                                  337,220
                                                                           --------------

Communications (11.5%)
  Advertising (0.5%)
  TMP Worldwide, Inc. *                                            5,950          179,512
                                                                           --------------
  Broadcasting (1.3%)
  Clear Channel Communications, Inc. *                             3,577          167,940
  Univision Communications, Inc. Class A *                         7,880          314,885
                                                                           --------------
                                                                                  482,825
                                                                           --------------
  Cable TV (1.2%)
  Cablevision Systems Corp. *                                      3,440           80,840
  Comcast Corp. Special Class A *                                  8,410          224,967
  Rainbow Media Group                                              6,430          142,103
                                                                           --------------
                                                                                  447,910
                                                                           --------------
  Newspapers (3.2%)
  Gannett Company, Inc.                                            1,490          109,217
  The New York Times Company                                       3,730          173,669
  Viacom, Inc. Class B *                                          18,620          877,002
                                                                           --------------
                                                                                1,159,888
                                                                           --------------
  Publishing (0.8%)
  Valassis Communications, Inc. *                                  8,000          299,120
                                                                           --------------
  Telecommunications Equipment (1.7%)
  EchoStar Communications Corp. *                                  9,210          250,512
  QUALCOMM, Inc. *                                                12,910          389,366
                                                                           --------------
                                                                                  639,878
                                                                           --------------
  Telecommunications Services (2.8%)
  American Tower Corp. Class A *                                   3,480           17,365
  AT&T Corp.                                                       6,059           79,494
  Crown Castle International Corp. *                              18,500          135,050
  SBC Communications, Inc.                                        11,740          364,644
  Sprint FON Group                                                 2,610           41,369
  Sprint PCS Group *                                              14,310          160,415
  Verizon Communications, Inc.                                     5,749          230,592
                                                                           --------------
                                                                                1,028,929
                                                                           --------------

Consumer Cyclical (11.5%)
  Auto Manufacturing (0.5%)
  Ford Motor Company                                               5,479           87,664
  General Motors Corp.                                             1,694          108,670
                                                                           --------------
                                                                                  196,334
                                                                           --------------
  Entertainment (1.0%)
  Liberty Media Corp. *                                           24,710          264,397
  Metro-Goldwyn-Mayer, Inc. *                                      5,540           89,471
                                                                           --------------
                                                                                  353,868
                                                                           --------------
  Leisure Time (1.9%)
  Harrah's Entertainment, Inc. *                                  14,300          702,988
                                                                           --------------
  Lodging (1.9%)
  Marriott International, Inc.                                     8,400          369,096
  Starwood Hotels & Resorts Worldwide, Inc.                        8,220          310,716
                                                                           --------------
                                                                                  679,812
                                                                           --------------
  Restaurants (0.6%)
  McDonald's Corp.                                                 7,390          209,876
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Retail/Broadline (3.2%)
  Wal-Mart Stores, Inc.                                           21,150   $    1,181,439
                                                                           --------------
  Retail/Drug Based (1.2%)
  Walgreen Company                                                11,900          449,463
                                                                           --------------
  Retail/Specialty (1.2%)
  Home Depot, Inc.                                                 9,590          444,688
                                                                           --------------

Consumer Non-Cyclical (25.3%)
  Beverages (3.6%)
  PepsiCo, Inc.                                                   16,452          853,859
  The Coca-Cola Company                                            8,320          461,843
                                                                           --------------
                                                                                1,315,702
                                                                           --------------
  Biotechnology (0.6%)
  Amgen, Inc. *                                                    3,910          206,761
                                                                           --------------
  Commercial Services/Business (1.3%)
  Cendant Corp. *                                                 26,840          482,852
                                                                           --------------
  Commercial Services/Technology (3.3%)
  AOL Time Warner, Inc. *                                         31,340          596,087
  Automatic Data Processing, Inc.                                  2,540          129,134
  First Data Corp.                                                 5,990          476,145
                                                                           --------------
                                                                                1,201,366
                                                                           --------------
  Commercial Services/Transportation (0.8%)
  Sabre Holdings Corp.                                             6,650          309,225
                                                                           --------------
  Food (1.0%)
  Wm. Wrigley Jr. Company                                          6,590          362,450
                                                                           --------------
  Healthcare Products (2.1%)
  Johnson & Johnson                                               12,350          788,671
                                                                           --------------
  Household Products (3.5%)
  Avon Products, Inc.                                              4,010          223,958
  Colgate-Palmolive Company                                        9,840          521,618
  Proctor & Gamble Company                                         4,580          413,391
  The Gillette Company                                             3,180          112,826
                                                                           --------------
                                                                                1,271,793
                                                                           --------------
  Pharmaceuticals (7.7%)
  Bristol-Myers Squibb Company, Inc.                              12,140          349,632
  Eli Lilly and Company                                            6,580          434,609
  Merck & Company, Inc.                                            4,970          270,070
  Pfizer, Inc.                                                    34,682        1,260,691
  Schering Plough Corp.                                            3,890          106,197
  Wyeth                                                            7,590          432,630
                                                                           --------------
                                                                                2,853,829
                                                                           --------------
  Tobacco (1.4%)
  Philip Morris Companies, Inc.                                    9,630          524,161
                                                                           --------------

Energy (6.8%)
  Oil and Gas Services (6.8%)
  ChevronTexaco Corp.                                              4,741          411,092
  Exxon Mobil Corp.                                               28,754        1,155,048
  Royal Dutch Petroleum Company NYRS                              11,350          593,151
  Schlumberger, Ltd.                                               5,070          277,583
  Unocal Corp.                                                     1,760           65,454
                                                                           --------------
                                                                                2,502,328
                                                                           --------------

                                       92
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Financial (20.9%)
  Banks (5.6%)
  Bank of America Corp.                                            5,810   $      421,109
  Citigroup, Inc.                                                 18,306          792,650
  State Street Corp.                                               9,410          480,945
  The Bank of New York                                             2,440           89,280
  Wells Fargo & Company                                            5,900          301,785
                                                                           --------------
                                                                                2,085,769
                                                                           --------------
  Financial-Diversified (1.6%)
  MBNA Corp.                                                      16,720          592,724
                                                                           --------------
  Insurance (4.1%)
  Ambac Financial Group, Inc.                                      9,245          581,141
  American International Group, Inc.                               9,780          675,994
  Metlife, Inc. *                                                  7,220          246,491
                                                                           --------------
                                                                                1,503,626
                                                                           --------------
  Securities Brokers (5.4%)
  Charles Schwab Corp.                                            20,480          233,267
  Merrill Lynch & Company, Inc.                                    2,320           97,301
  Morgan Stanley, Dean Witter, Discover and Company                1,990           94,963
  Standard & Poor's 500 Depository Receipts                       14,612        1,578,096
                                                                           --------------
                                                                                2,003,627
                                                                           --------------
  United States Government Agencies (4.2%)
  Fannie Mae                                                      10,090          796,404
  Freddie Mac                                                     11,350          741,722
                                                                           --------------
                                                                                1,538,126
                                                                           --------------

Industrial (5.0%)
  Aerospace/Defense (0.3%)
  Honeywell International, Inc.                                    2,570           94,268
                                                                           --------------
  Electronic Components/Equipment (0.6%)
  Emerson Electric Company                                           630           33,636
  Energizer Holdings, Inc. *                                       8,130          194,307
                                                                           --------------
                                                                                  227,943
                                                                           --------------
  Electronics (3.2%)
  General Electric Company                                        36,810        1,161,355
                                                                           --------------
  Environmental Control (0.2%)
  Waste Management, Inc.                                           2,190           57,685
                                                                           --------------
  Machinery-Diversified (0.3%)
  United Technologies Corp.                                        1,490          104,553
                                                                           --------------
  Miscellaneous Manufacturing (0.4%)
  Tyco International, Ltd.                                         8,810          162,545
                                                                           --------------

Technology (12.6%)
  Computers (2.4%)
  Dell Computer Corp. *                                            9,830          258,922
  EMC Corp. *                                                     15,360          140,390
  International Business Machines Corp.                            5,840          489,158
                                                                           --------------
                                                                                  888,470
                                                                           --------------
  Office/Business Equipment (1.8%)
  3M Company                                                       1,340          168,572
  Cisco Systems, Inc. *                                           33,210          486,526
                                                                           --------------
                                                                                  655,098
                                                                           --------------
  Semiconductors (3.3%)
  Intel Corp.                                                     25,620          732,988
  Intersil Corp. Class A +                                         3,910          104,983
  Texas Instruments, Inc.                                          8,840          273,421
  Xilinx, Inc. *                                                   2,430           91,757
                                                                           --------------
                                                                                1,203,149
                                                                           --------------
  Software (5.1%)
  Intuit, Inc. *                                                   6,260          245,267
  Microsoft Corp. *                                               28,100        1,468,506
  Oracle Corp. *                                                  17,630          177,005
                                                                           --------------
                                                                                1,890,778
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Utilities (0.4%)
  Electric
  Duke Energy Corp.                                                2,400   $       91,992
  Mirant Corp. *                                                   4,335           52,367
                                                                           --------------
                                                                                  144,359
                                                                           --------------

TOTAL COMMON STOCK (COST $41,328,143)                                          35,334,577
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.8%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002 (cost $1,384,049)                      $   1,384,049   $    1,384,049
                                                                           --------------

TOTAL INVESTMENTS (99.8%) (COST $42,712,191)                                   36,718,626
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                       72,527
                                                                           --------------

NET ASSETS (100.0%)                                                        $   36,791,153
                                                                           ==============

                                       93
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - AMERICA(SM)

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (93.6%)

Communications (8.5%)
  Advertising
  Omnicom Group, Inc.                                            145,100   $   12,658,524
                                                                           --------------

Consumer Non-Cyclical (40.9%)
  Beverages (4.8%)
  The Coca-Cola Company                                          128,100        7,110,831
                                                                           --------------
  Healthcare Products (7.5%)
  Johnson & Johnson                                               66,500        4,246,690
  Medtronic, Inc.                                                154,400        6,900,136
                                                                           --------------
                                                                               11,146,826
                                                                           --------------
  Household Products (12.2%)
  Colgate-Palmolive Company                                      129,500        6,864,795
  Proctor & Gamble Company                                        48,900        4,413,714
  The Gillette Company                                           192,200        6,819,256
                                                                           --------------
                                                                               18,097,765
                                                                           --------------
  Pharmaceuticals (16.4%)
  Bristol-Myers Squibb Company, Inc.                             187,200        5,391,360
  Pfizer, Inc.                                                   364,000       13,231,400
  Schering Plough Corp.                                           51,000        1,392,300
  Wyeth                                                           73,400        4,183,800
                                                                           --------------
                                                                               24,198,860
                                                                           --------------

Financial (26.3%)
  Banks (7.4%)
  Citigroup, Inc.                                                118,500        5,131,050
  The Bank of New York                                           160,800        5,883,672
                                                                           --------------
                                                                               11,014,722
                                                                           --------------
  Insurance (8.5%)
  American International Group, Inc.                             183,100       12,655,872
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Securities Brokers (10.4%)
  Goldman Sachs Group, Inc.                                       69,400   $    5,465,250
  Lehman Brothers Holdings, Inc.                                  93,200        5,498,800
  Merrill Lynch & Company, Inc.                                  106,100        4,449,834
                                                                           --------------
                                                                               15,413,884
                                                                           --------------

Industrial (17.9%)
  Electronics (8.7%)
  General Electric Company                                       409,000       12,903,950
                                                                           --------------
  Machinery-Diversified (9.2%)
  United Technologies Corp.                                      194,300       13,634,031
                                                                           --------------

TOTAL COMMON STOCK (COST $148,541,789)                                        138,835,265
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (4.9%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    1.250% 5-1-2002 (cost $7,201,960)                      $   7,201,960   $    7,201,960

TOTAL INVESTMENTS (98.5%) (COST $155,743,749)                                 146,037,225
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                                    2,244,590
                                                                           --------------

NET ASSETS (100.0%)                                                        $  148,281,815
                                                                           ==============

                                       94
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - GLOBAL(2)

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
AUSTRALIA (4.3%)
  COMMON STOCK
    The News Corp., Ltd. ADR                                      22,700   $      598,826
                                                                           --------------
AUSTRIA (4.7%)
  COMMON STOCK
    Nestle SA ADR                                                 11,000          650,107
                                                                           --------------
FRANCE (4.7%)
  COMMON STOCK
    L'Oreal SA ADR                                                41,500          650,288
                                                                           --------------
GERMANY (2.0%)
  COMMON STOCK
    SAP AG ADR                                                     8,400          273,840
                                                                           --------------
JAPAN (6.8%)
  COMMON STOCK
    Canon, Inc. ADR                                                7,300          283,678
    Sony Corp. ADR                                                12,100          655,820
                                                                           --------------
                                                                                  939,498
                                                                           --------------
NETHERLANDS (3.9%)
  COMMON STOCK
    ING Groep NV ADR                                              20,400          537,336
                                                                           --------------
SOUTH KOREA (2.0%)
  COMMON STOCK
    Samsung Electronics Company, Ltd. GDR 144A                     1,900          280,437
                                                                           --------------
SWITZERLAND (4.8%)
  COMMON STOCK
    Novartis AG ADR                                               15,800          663,126
                                                                           --------------
UNITED KINGDOM (10.1%)
  COMMON STOCK
    HSBC Holdings PLC                                             11,000          660,110
    AstraZeneca PLC ADR                                           16,000          744,800
                                                                           --------------
                                                                                1,404,910
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
UNITED STATES (56.5%)
  COMMON STOCK (48.5%)
    American International Group, Inc.                            10,000   $      691,200
    Analog Devices, Inc. *                                         6,900          255,024
    Citigroup, Inc.                                               12,400          536,920
    General Electric Company                                      23,500          741,425
    Goldman Sachs Group, Inc.                                      6,900          543,375
    Intel Corp.                                                    9,700          277,517
    International Business Machines Corp.                          2,800          234,528
    Johnson & Johnson                                              7,520          480,227
    Medtronic, Inc.                                               13,700          612,253
    Merrill Lynch & Company, Inc.                                 11,300          473,922
    Microsoft Corp. *                                              5,200          271,752
    Omnicom Group, Inc.                                            6,600          575,784
    Pfizer, Inc.                                                  20,900          759,715
    Texas Instruments, Inc.                                        8,900          275,277
                                                                           --------------
                                                                                6,728,919
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.0%)
    State Street Bank & Trust Eurodollar Time Deposit
      0.750% 5-1-2002                                      $   1,112,195   $    1,112,195
                                                                           --------------
                                                                                7,841,114
                                                                           --------------

TOTAL INVESTMENTS (99.8%) (COST $14,165,876)                                   13,839,482
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                       32,509
                                                                           --------------

NET ASSETS (100.0%)                                                        $   13,871,991
                                                                           ==============

                                       95
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - TECHNOLOGY(SM)

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (97.6%)

Consumer Non-Cyclical (15.5%)
  Biotechnology (4.6%)
  Amgen, Inc. *                                                   17,600   $      930,688
                                                                           --------------
  Commercial Services/Technology (7.9%)
  Electronic Data Systems Corp.                                   18,000          976,680
  First Data Corp.                                                 8,000          635,920
                                                                           --------------
                                                                                1,612,600
                                                                           --------------
  Pharmaceuticals (3.0%)
  Genentech, Inc. *                                               16,900          599,950
                                                                           --------------

Industrial (4.7%)
  Machinery-Diversified
  Applied Materials, Inc. *                                       39,300          955,776
                                                                           --------------

Technology (77.4%)
  Computers (16.1%)
  Dell Computer Corp. *                                           36,700          966,678
  EMC Corp. *                                                     89,800          820,772
  International Business Machines Corp.                           17,700        1,482,552
                                                                           --------------
                                                                                3,270,002
                                                                           --------------
  Office/Business Equipment (7.7%)
  Cisco Systems, Inc. *                                          107,200        1,570,480
                                                                           --------------
  Semiconductors (33.9%)
  Analog Devices, Inc. *                                          43,600   $    1,611,456
  Intel Corp.                                                     58,400        1,670,824
  Maxim Integrated Products, Inc. *                               19,500          971,100
  Texas Instruments, Inc.                                         54,000        1,670,220
  Xilinx, Inc. *                                                  25,500          962,880
                                                                           --------------
                                                                                6,886,480
                                                                           --------------
  Software (19.7%)
  Agilent Technologies, Inc. *                                    29,200          877,460
  Microsoft Corp. *                                               18,000          940,680
  Oracle Corp. *                                                  58,000          582,320
  Sun Microsystems, Inc. *                                       195,500        1,599,190
                                                                           --------------
                                                                                3,999,650
                                                                           --------------

TOTAL COMMON STOCK (COST $23,722,615)                                          19,825,626
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.3%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $256,658)                        $     256,658   $      256,658
                                                                           --------------

TOTAL INVESTMENTS (98.9%) (COST $23,979,273)                                   20,082,284
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)                                      216,336
                                                                           --------------

NET ASSETS (100.0%)                                                        $   20,298,620
                                                                           ==============

                                       96
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX ISABELLE SMALL CAP VALUE

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (73.7%)

Basic Materials (14.8%)
  Chemicals (8.2%)
  American Vanguard Corp.                                         50,400   $      967,680
  Crompton Corp.                                                 166,500        2,006,325
  PolyOne Corp.                                                  147,000        1,784,580
  Terra Nitrogen Company                                         152,300          959,490
                                                                           --------------
                                                                                5,718,075
                                                                           --------------
  Iron/Steel (5.3%)
  AK Steel Holdings Corp.                                        166,900        2,046,194
  Commonwealth Industries, Inc.                                  174,700        1,313,744
  RTI International Metals, Inc. *                                25,100          330,065
                                                                           --------------
                                                                                3,690,003
                                                                           --------------
  Paper Products (1.3%)
  Wausau-Mosinee Paper Corp.                                      68,800          895,088
                                                                           --------------

Communications (2.1%)
  Telecommunications Equipment
  Signal Technology Corp. *                                      151,700        1,485,143
                                                                           --------------

Consumer Cyclical (7.6%)
  Auto Manufacturing (1.6%)
  National RV Holdings, Inc. *                                    85,900        1,086,635
                                                                           --------------
  Auto Parts/Equipment (1.9%)
  JLG Industries, Inc.                                            61,300        1,008,998
  TransPro, Inc. *                                                72,300          336,195
                                                                           --------------
                                                                                1,345,193
                                                                           --------------
  Housewares (1.6%)
  Oneida, Ltd.                                                    59,200        1,089,280
                                                                           --------------
  Retail/Specialty (2.5%)
  InterTAN, Inc. *                                               141,000        1,713,150
  Wickes, Inc.*                                                   15,900           38,796
                                                                           --------------
                                                                                1,751,946
                                                                           --------------

Consumer Non-Cyclical (13.5%)
  Beverages (1.3%)
  Coca-Cola Bottling Company Consolidated                         18,500          909,460
                                                                           --------------
  Biotechnology (6.0%)
  ARIAD Pharmaceuticals, Inc. *                                  331,400        1,600,662
  EPIX Medical, Inc. *                                            42,300          556,668
  Praecis Pharmaceuticals, Inc.                                  266,200          952,996
  Scios, Inc.*                                                    34,300        1,060,899
                                                                           --------------
                                                                                4,171,225
                                                                           --------------
  Commercial Services/Business (3.7%)
  Butler International, Inc. *                                   490,900        1,133,979
  Idine Rewards Network, Inc.                                    112,400        1,163,340
  Westaff, Inc. *                                                105,100          252,240
                                                                           --------------
                                                                                2,549,559
                                                                           --------------
  Pharmaceuticals (2.5%)
  United Therapeutics Corp.                                      142,700        1,710,973
                                                                           --------------

Energy (0.6%)
  Oil and Gas Producers
  Mission Resources Corp. *                                      167,800          416,144
                                                                           --------------

Financial (1.8%)
  Financial-Diversified (1.2%)
  4 Kids Entertainment, Inc. *                                    50,100          861,720
                                                                           --------------
  Insurance (0.6%)
  StanCorp Financial Group, Inc.                                   7,000          409,500
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial (28.6%)
  Aerospace/Defense (1.9%)
  GenCorp, Inc.                                                   83,000   $    1,303,100
                                                                           --------------
  Electronic Components/Equipment (8.4%)
  EMS Technologies, Inc. *                                        24,200          560,472
  GSI Lumonics, Inc. *                                            95,200          922,488
  MagneTek, Inc. *                                               116,500        1,398,000
  Technitrol, Inc.                                                34,000          863,600
  The Lamson & Sessions Company                                  293,300        1,451,835
  Woodhead Industries, Inc.                                       29,600          560,032
                                                                           --------------
                                                                                5,756,427
                                                                           --------------
  Electronics (3.1%)
  Craftmade International, Inc.                                   70,900        1,133,691
  Pioneer-Standard Electronics, Inc.                              71,100        1,039,482
                                                                           --------------
                                                                                2,173,173
                                                                           --------------
  Engineering/Construction (1.4%)
  Sypris Solutions, Inc. *                                        55,500          999,000
                                                                           --------------
  Machinery-Diversified (5.4%)
  DT Industries, Inc. *                                          189,400          823,890
  Gehl Company *                                                 100,500        1,506,596
  NACCO Industries, Inc. Class A                                  15,500        1,140,800
  York International Corp.                                         8,400          305,844
                                                                           --------------
                                                                                3,777,130
                                                                           --------------
  Metal Fabricate/Hardware (4.4%)
  A.M. Castle & Company                                           89,500        1,029,250
  Material Sciences Corp. *                                      114,100        1,334,970
  Shaw Group, Inc. *                                              23,700          723,561
                                                                           --------------
                                                                                3,087,781
                                                                           --------------
  Packaging & Containers (2.3%)
  Graphic Packaging International Corp. *                        198,100        1,614,515
                                                                           --------------
  Trucking & Leasing (1.7%)
  Consolidated Freightways, Inc. *                               372,400        1,213,651
                                                                           --------------

Technology (4.7%)
  Software
  Elite Information Group, Inc. *                                 49,900          556,385
  Progress Software Corp. *                                       33,100          557,735
  SilverStream Software, Inc.*                                   185,600          924,288
  Viewpoint Corp. *                                              210,400        1,262,400
                                                                           --------------
                                                                                3,300,808
                                                                           --------------

TOTAL COMMON STOCK (COST $45,629,385)                                          51,315,529
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (26.7%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    1.250% 5-1-2002 (cost $18,550,797)                     $  18,550,797   $   18,550,797
                                                                           --------------

TOTAL INVESTMENTS (100.4%) (COST $64,180,182)                                  69,866,326
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)                                    (282,193)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   69,584,133
                                                                           ==============

                                       97
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (46.4%)

Basic Materials (0.8%)
  Chemicals (0.8%)
  E.I. du Pont de Nemours and Company                             89,035   $    3,962,057
                                                                           --------------
  Mining (0.0%)
  Companhia Vale do Rio Doce ADR                                     455           12,417
                                                                           --------------

Communications (2.3%)
  Cable TV (0.3%)
  Comcast Corp. Special Class A *                                 58,004        1,551,607
                                                                           --------------
  Newspapers (1.9%)
  Gannett Company, Inc.                                           41,185        3,018,860
  Viacom, Inc. Class B *                                         130,323        6,138,213
                                                                           --------------
                                                                                9,157,073
                                                                           --------------
  Telecommunications Equipment (0.1%)
  Lucent Technologies, Inc.                                      116,795          537,257
                                                                           --------------

Consumer Cyclical (7.4%)
  Auto Manufacturing (2.9%)
  Bayerische Motoren Werke (BMW) AG + *                          133,002        5,306,914
  Ford Motor Company                                             174,730        2,795,680
  General Motors Corp.                                            75,365        4,834,665
  Harley Davidson, Inc.                                           26,010        1,378,270
                                                                           --------------
                                                                               14,315,529
                                                                           --------------
  Auto Parts/Equipment (1.4%)
  Delphi Automotive Systems Corp.                                243,965        3,793,656
  The Goodyear Tire & Rubber Company                             130,645        2,906,851
                                                                           --------------
                                                                                6,700,507
                                                                           --------------
  Entertainment (0.9%)
  The Walt Disney Company                                        195,005        4,520,216
                                                                           --------------
  Lodging (0.1%)
  Fairmont Hotels & Resorts, Inc. *                               15,746          448,761
                                                                           --------------
  Retail/Apparel (0.1%)
  Gap, Inc.                                                       42,655          601,862
                                                                           --------------
  Retail/Broadline (1.2%)
  Target Corp.                                                    75,395        3,290,992
  Wal-Mart Stores, Inc.                                           45,295        2,530,179
                                                                           --------------
                                                                                5,821,171
                                                                           --------------
  Retail/Grocery (0.5%)
  The Kroger Company *                                           109,980        2,504,245
                                                                           --------------
  Toys/Games/Hobbies (0.3%)
  Mattel, Inc.                                                    63,885        1,318,586
                                                                           --------------

Consumer Non-Cyclical (12.6%)
  Beverages (3.1%)
  Anheuser-Busch Companies, Inc.                                 117,345        6,219,285
  Diageo PLC + *                                                 329,280        4,370,622
  PepsiCo, Inc.                                                   68,620        3,561,378
  The Coca-Cola Company                                           19,685        1,092,714
                                                                           --------------
                                                                               15,243,999
                                                                           --------------
  Biotechnology (0.8%)
  Amgen, Inc. *                                                   15,585          824,135
  Monsanto Company                                               102,395        3,153,766
                                                                           --------------
                                                                                3,977,901
                                                                           --------------
  Commercial Services/Business (1.0%)
  Accenture, Ltd.                                                 68,355        1,465,531
  Fluor Corp.                                                     83,335        3,444,236
                                                                           --------------
                                                                                4,909,767
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Commercial Services/Technology (2.2%)
  Automatic Data Processing, Inc.                                105,810   $    5,379,380
  Electronic Data Systems Corp.                                   63,275        3,433,301
  First Data Corp.                                                26,335        2,093,369
                                                                           --------------
                                                                               10,906,050
                                                                           --------------
  Healthcare Services (2.1%)
  AFLAC, Inc.                                                    138,230        4,133,077
  Tenet Healthcare Corp. *                                        70,865        5,199,365
  UnumProvident Corp.                                             32,260          911,022
                                                                           --------------
                                                                               10,243,464
                                                                           --------------
  Household Products (0.9%)
  Proctor & Gamble Company                                        46,610        4,207,019
                                                                           --------------
  Pharmaceuticals (2.5%)
  Eli Lilly and Company                                           34,955        2,308,778
  Immunex Corp.                                                   15,680          425,555
  Pfizer, Inc.                                                    64,550        2,346,393
  Wyeth                                                          126,735        7,223,895
                                                                           --------------
                                                                               12,304,621
                                                                           --------------

Energy (2.9%)
  Oil and Gas Producers (1.4%)
  Burlington Resources, Inc.                                     108,520        4,821,544
  EnCana Corp. +                                                  20,389          641,200
  EnCana Corp.                                                    43,895        1,380,498
                                                                           --------------
                                                                                6,843,242
                                                                           --------------
  Oil and Gas Services (1.5%)
  Exxon Mobil Corp.                                              179,125        7,195,451
                                                                           --------------

Financial (10.4%)
  Banks (4.9%)
  Bank of America Corp.                                           47,120        3,415,258
  Citigroup, Inc.                                                225,382        9,759,041
  J.P. Morgan Chase & Company                                    162,620        5,707,962
  Julius Baer Holding, Ltd. +                                        304           97,974
  ONO Finance PLC ADR *                                              350               88
  U.S. Bancorp. NA                                               180,356        4,274,437
                                                                           --------------
                                                                               23,254,760
                                                                           --------------
  Financial - Diversified (1.3%)
  Berkshire Hathaway, Inc. *                                       1,895        4,610,535
  Household International, Inc.                                   31,545        1,838,758
                                                                           --------------
                                                                                6,449,293
                                                                           --------------
  Insurance (4.2%)
  ACE, Ltd.                                                       49,015        2,133,133
  American International Group, Inc.                              43,861        3,031,672
  CIGNA Corp.                                                     30,295        3,302,155
  Marsh & McLennan Companies, Inc.                                81,425        8,230,439
  XL Capital, Ltd. Class A                                        36,180        3,413,583
                                                                           --------------
                                                                               20,110,982
                                                                           --------------

Industrial (4.1%)
  Aerospace/Defense (2.4%)
  Bombardier, Inc. +                                             275,230        2,370,175
  Honeywell International, Inc.                                  252,795        9,272,521
                                                                           --------------
                                                                               11,642,696
                                                                           --------------
  Electronics (0.9%)
  General Electric Company                                       137,145        4,326,925
                                                                           --------------
  Metal Fabricate/Hardware (0.3%)
  Illinois Tool Works, Inc.                                       16,860        1,215,606
                                                                           --------------
  Trucking & Leasing (0.5%)
  FedEx Corp. *                                                   44,200        2,283,814
                                                                           --------------

Technology (5.9%)
  Computers (0.8%)
  Apple Computer, Inc. *                                         155,300        3,769,131
                                                                           --------------

                                       98
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Office/Business Equipment (2.5%)
  3M Company                                                      73,380   $    9,231,204
  Lexmark International, Inc. *                                   47,370        2,831,779
                                                                           --------------
                                                                               12,062,983
                                                                           --------------
  Semiconductors (1.1%)
  Linear Technology Corp.                                         41,515        1,613,273
  Maxim Integrated Products, Inc. *                               42,670        2,124,966
  Texas Instruments, Inc.                                         57,365        1,774,299
                                                                           --------------
                                                                                5,512,538
                                                                           --------------
  Software (1.5%)
  Cadence Design Systems, Inc. *                                 173,355        3,550,310
  Microsoft Corp. *                                               35,925        1,877,440
  Oracle Corp. *                                                 176,160        1,768,646
                                                                           --------------
                                                                                7,196,396
                                                                           --------------

TOTAL COMMON STOCK (COST $221,185,496)                                        225,107,926
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (1.7%)

Communications (0.2%)
  Newspapers
  Tribune Company                                                 14,245          974,002
                                                                           --------------

Financial (0.9%)
  Financial-Diversified
  Ford Motor Company Capital Trust II                             78,900        4,440,493
                                                                           --------------

Utilities (0.6%)
  Electric (0.2%)
  Reliant Energy, Inc.                                            34,825        1,159,324
                                                                           --------------
  Gas (0.4%)
  Coastal Corp.                                                   73,750        2,009,687
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $11,612,615)                            8,583,506
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (0.4%)

Communications
  Broadcasting
  Clear Channel Communications, Inc. 2.625% 4-1-2003
    (cost $1,934,213)                                      $   1,833,000   $    1,828,418
                                                                           --------------

NON-CONVERTIBLE CORPORATE BONDS (22.3%)

Basic Materials (0.6%)
  Chemicals
  Dow Chemical Company 6.125% 2-1-2011                         1,570,000        1,532,712
  Lyondell Chemical Company 9.625% 5-1-2007                    1,267,000        1,254,330
                                                                           --------------
                                                                                2,787,042
                                                                           --------------

Communications (2.2%)
  Broadcasting (0.2%)
  Clear Channel Communications, Inc. 6.000% 11-1-2006          1,105,000        1,074,613
                                                                           --------------
  Cable TV (0.8%)
  TCI Communications, Inc. 6.375% 5-1-2003                     2,625,000        2,674,219
  Cox Communications, Inc. 7.500% 8-15-2004                      375,000          390,000
  Cox Communications, Inc. 7.750% 8-15-2006                      675,000          698,624
                                                                           --------------
                                                                                3,762,843
                                                                           --------------
  Newspapers (0.3%)
  Viacom, Inc. 7.700% 7-30-2010                                  400,000          426,500
  Viacom, Inc. 7.750% 6-1-2005                                 1,135,000        1,224,381
                                                                           --------------
                                                                                1,650,881
                                                                           --------------
  Telecommunications Diversified (0.3%)
  VoiceStream Wireless Corp. 144A 10.375% 11-15-2009           1,430,000        1,544,400
                                                                           --------------
  Telecommunications Services (0.6%)
  AT&T Wireless Services, Inc. 7.350% 3-1-2006                 2,900,000        2,900,000
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Consumer Cyclical (3.8%)
  Auto Parts/Equipment (0.4%)
  Delphi Automotive Systems Corp. 6.550% 6-15-2006         $   2,055,000   $    2,101,237
                                                                           --------------
  Entertainment (0.1%)
  Six Flags, Inc. 9.750% 6-15-2007                               150,000          157,500
  The Walt Disney Company 6.375% 3-1-2012                        530,000          524,037
                                                                           --------------
                                                                                  681,537
                                                                           --------------
  Home Furnishings (0.3%)
  Maytag Corp. 6.875% 12-1-2006                                1,400,000        1,457,750
                                                                           --------------
  Lodging (0.2%)
  Starwood Hotels & Resorts Worldwide Inc. 7.375%
    5-1-2007                                                     475,000          477,969
  Starwood Hotels & Resorts Worldwide Inc. 7.875%
    5-1-2012                                                     355,000          358,106
                                                                           --------------
                                                                                  836,075
                                                                           --------------
  Miscellaneous Furnishings (0.2%)
  Lear Corp. 7.960% 5-15-2005                                    750,000          777,188
                                                                           --------------
  Retail/Broadline (1.1%)
  Fred Meyer, Inc. 7.450% 3-1-2008                               630,000          673,312
  Target Corp. 5.400% 10-1-2008                                  400,000          396,000
  Target Corp. 5.500% 4-1-2007                                 1,880,000        1,905,850
  Wal-Mart Stores, Inc. 5.450% 8-1-2006                        1,125,000        1,148,906
  Wal-Mart Stores, Inc. 6.875% 8-10-2009                       1,125,000        1,205,156
                                                                           --------------
                                                                                5,329,224
                                                                           --------------
  Retail/Grocery (0.5%)
  The Kroger Company 6.800% 12-15-2018                           730,000          709,012
  The Kroger Company 7.000% 5-1-2018                             425,000          420,750
  The Kroger Company 7.500% 4-1-2031                             660,000          679,800
  The Kroger Company 7.800% 8-15-2007                            565,000          611,613
                                                                           --------------
                                                                                2,421,175
                                                                           --------------
  Retail/Specialty (1.0%)
  Home Depot, Inc. 6.500% 9-15-2004                            4,600,000        4,858,750
                                                                           --------------

Consumer Non-Cyclical (5.6%)
  Beverages (2.4%)
  Anheuser-Busch Companies, Inc. 5.650% 9-15-2008              2,220,000        2,267,175
  Anheuser-Busch Companies, Inc. 5.750% 4-1-2010                 600,000          598,500
  Anheuser-Busch Companies, Inc. 6.000% 4-15-2011              1,280,000        1,294,400
  Anheuser-Busch Companies, Inc. 6.800% 8-20-2032                700,000          727,125
  Anheuser-Busch Companies, Inc. 6.800% 1-15-2031                525,000          545,344
  Anheuser-Busch Companies, Inc. 7.550% 10-1-2030                480,000          547,200
  Coca-Cola Enterprises, Inc. 5.375% 8-15-2006                   950,000          957,125
  Coca-Cola Enterprises, Inc. 6.125% 8-15-2011                 1,450,000        1,453,624
  Coca-Cola Enterprises, Inc. 7.125% 9-30-2009                 1,825,000        1,959,594
  Pepsi Bottling Holdings, Inc. 5.625% 2-17-2009                 480,000          474,600
  PepsiCo, Inc. 4.500% 9-15-2004                                 630,000          639,450
                                                                           --------------
                                                                               11,464,137
                                                                           --------------
  Food (0.9%)
  General Mills, Inc. 5.125% 2-15-2007                           970,000          954,238
  General Mills, Inc. 6.000% 2-15-2012                           640,000          620,800
  Kellogg Company 5.500% 4-1-2003                              2,600,000        2,648,750
  Kellogg Company 7.450% 4-1-2031                                250,000          268,437
                                                                           --------------
                                                                                4,492,225
                                                                           --------------
  Healthcare Services (0.3%)
  UnitedHealth Group, Inc. 5.200% 1-17-2007                      730,000          721,788
  UnitedHealth Group, Inc. 7.500% 11-15-2005                     700,000          760,375
                                                                           --------------
                                                                                1,482,163
                                                                           --------------
  Household Products (0.2%)
  International Flavors & Fragrance, Inc. 6.450%
    5-15-2006                                                  1,150,000        1,160,063
                                                                           --------------
  Pharmaceuticals (0.5%)
  Pfizer, Inc. 5.625% 2-1-2006                                 1,290,000        1,339,988
  Warner-Lambert Company 6.000% 1-15-2008                      1,000,000        1,036,250
                                                                           --------------
                                                                                2,376,238
                                                                           --------------

                                       99
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
  Retail/Grocery (1.3%)
  Safeway, Inc. 6.150% 3-1-2006                            $   1,600,000   $    1,644,000
  Safeway, Inc. 6.500% 3-1-2011                                  730,000          740,950
  Safeway, Inc. 6.500% 11-15-2008                                550,000          565,812
  Safeway, Inc. 6.850% 9-15-2004                                 450,000          475,313
  Safeway, Inc. 7.250% 9-15-2004                                 250,000          265,625
  Safeway, Inc. 7.250% 2-1-2031                                2,555,000        2,631,650
                                                                           --------------
                                                                                6,323,350
                                                                           --------------

Energy (0.7%)
  Oil and Gas Producers (0.2%)
  Burlington Resource, Inc. 7.200% 8-15-2031                   1,010,000        1,008,738
                                                                           --------------
  Oil and Gas Services (0.5%)
  Conoco, Inc. 6.950% 4-15-2029                                1,430,000        1,455,025
  Valero Energy, Corp. 6.125% 4-15-2007                          425,000          430,844
  Valero Energy, Corp. 6.875% 4-15-2012                          330,000          335,362
  Valero Energy, Corp. 7.500% 4-15-2032                          235,000          237,644
                                                                           --------------
                                                                                2,458,875
                                                                           --------------

Financial (6.8%)
  Banks (1.2%)
  Citigroup, Inc. 5.500% 8-9-2006                                510,000          518,925
  Citigroup, Inc. 6.500% 1-18-2011                             1,000,000        1,023,750
  Citigroup, Inc. 7.250% 10-1-2010                             1,690,000        1,812,525
  Firstar Corp. 7.125% 12-1-2009                                 150,000          159,937
  J.P. Morgan & Chase Company 5.350% 3-1-2007                    965,000          957,763
  J.P. Morgan & Chase Company 6.625% 3-15-2012                   960,000          962,400
  U.S. Bancorp. NA 5.700% 12-15-2008                             565,000          564,294
                                                                           --------------
                                                                                5,999,594
                                                                           --------------
  Financial-Diversified (3.8%)
  American Express Card Corp. 4.250% 2-7-2005                    730,000          728,175
  American Express Company 6.750% 6-23-2004                    1,400,000        1,473,500
  Associates Corp. of North America 5.750% 11-1-2003           1,450,000        1,500,750
  General Electric Capital Corp. 5.350% 3-30-2006              1,725,000        1,746,563
  General Electric Capital Corp. 5.375% 1-15-2003              1,495,000        1,524,900
  General Electric Capital Corp. 5.375% 4-23-2004              2,800,000        2,884,644
  General Electric Capital Corp. 6.750% 3-15-2032              1,430,000        1,412,125
  General Electric Capital Corp. 7.250% 5-3-2004               1,400,000        1,492,750
  General Motors Acceptance Corp. 5.800% 3-12-2003               865,000          883,381
  General Motors Acceptance Corp. 6.750% 12-10-2002            2,300,000        2,357,500
  Household Finance Corp. 6.000% 5-1-2004                        725,000          736,781
  Household Finance Corp. 6.500% 1-24-2006                       900,000          922,500
  Household Finance Corp. 6.750% 5-15-2011                       770,000          764,224
                                                                           --------------
                                                                               18,427,793
                                                                           --------------
  Insurance (1.1%)
  AIG SunAmerica Global Financing IX 144A 5.100%
    1-17-2007                                                  1,965,000        1,955,175
  American General Finance Corp. 5.875% 7-14-2006              1,250,000        1,268,750
  Marsh & McLennan, Inc. 5.375% 3-15-2007                        970,000          976,063
  SunAmerica, Inc. 6.750% 10-1-2007                            1,000,000        1,061,250
                                                                           --------------
                                                                                5,261,238
                                                                           --------------
  Securities Brokers (0.7%)
  Charles Schwab Corp. 8.050% 3-1-2010                         1,100,000        1,190,750
  Salomon Smith Barney Holdings, Inc. 6.500% 2-15-2008         2,315,000        2,396,025
                                                                           --------------
                                                                                3,586,775
                                                                           --------------

Industrial (1.2%)
  Aerospace/Defense (1.1%)
  Honeywell International, Inc. 5.125% 11-1-2006               1,250,000        1,235,938
  Honeywell International, Inc. 6.125% 11-1-2011               1,000,000          996,250
  Lockheed Martin Corp. 7.250% 5-15-2006                         610,000          649,650
  Lockheed Martin Corp. 7.650% 5-1-2016                        1,400,000        1,547,000
  Lockheed Martin Corp. 8.200% 12-1-2009                         750,000          843,750
                                                                           --------------
                                                                                5,272,588
                                                                           --------------
  Hand Tools (0.1%)
  The Black & Decker Corp. 7.125% 6-1-2011                       475,000          494,594
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Technology (0.4%)
  Computers (0.2%)
  Apple Computer, Inc. 6.500% 2-15-2004                    $     975,000   $      979,875
                                                                           --------------
  Software (0.2%)
  Sun Microsystems, Inc. 7.350% 8-15-2004                        190,000          198,075
  Sun Microsystems, Inc. 7.650% 8-15-2009                        955,000          988,425
                                                                           --------------
                                                                                1,186,500
                                                                           --------------

Utilities (1.0%)
  Gas
  El Paso Corp. 7.000% 5-15-2011                               1,250,000        1,242,188
  El Paso Corp. 7.750% 1-15-2032                                 725,000          724,094
  El Paso Energy Partners 8.050% 10-15-2030                      965,000          986,713
  K N Energy, Inc. 6.450% 3-1-2003                               710,000          725,974
  K N Energy, Inc. 6.650% 3-1-2005                               905,000          940,069
                                                                           --------------
                                                                                4,619,038
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $106,275,385)                     108,776,499
                                                                           --------------

LONG-TERM GOVERNMENT BONDS (20.0%)

United States Government Agencies (9.0%)
  Fannie Mae
    4.750% 11-14-2003                                          1,465,000        1,499,457
    4.750% 1-2-2007                                            1,970,000        1,942,913
    5.000% 1-15-2007                                           3,590,000        3,612,437
    5.375% 11-15-2011                                          6,225,000        6,061,594
    5.500% 5-2-2006                                            3,250,000        3,319,063
    5.625% 5-14-2004                                           7,395,000        7,686,363
    6.250% 2-1-2011                                            2,300,000        2,348,875
    6.625% 11-15-2030                                          2,920,000        3,051,400
  Federal Home Loan Bank 4.875% 5-14-2004                      8,125,000        8,348,438
  Federal Home Loan Bank 6.500% 11-15-2005                     3,950,000        4,226,500
  Freddie Mac 5.875% 3-21-2011                                 1,780,000        1,771,100
                                                                           --------------
                                                                               43,868,140
                                                                           --------------

United States Government Securities (11.0%)
  Treasury Bonds
    3.375% 4-30-2004                                           2,330,000        2,336,546
    5.000% 8-15-2011                                           3,015,000        2,992,146
    5.250% 2-15-2029                                           4,310,000        4,023,428
    5.750% 11-15-2005                                          2,710,000        2,859,050
    5.875% 11-15-2004                                          4,420,000        4,663,763
    6.000% 8-15-2004                                           2,350,000        2,483,010
    6.000% 8-15-2009                                           3,570,000        3,800,908
    6.000% 2-15-2026                                           5,475,000        5,650,364
    6.250% 5-15-2030                                          12,465,000       13,389,155
    6.500% 10-15-2006                                          1,900,000        2,060,075
    7.250% 5-15-2016                                           7,970,000        9,246,077
                                                                           --------------
                                                                               53,504,522
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $97,472,780)                            97,372,662
                                                                           --------------

SHORT-TERM SECURITIES (8.7%)

Commercial Paper (5.6%)
  Citicorp CP 1.830% 5-1-2002                                 10,000,000       10,000,000
  Prudential Funding, LLC 1.840% 5-1-2002                     17,200,000       17,200,000
                                                                           --------------
                                                                               27,200,000
                                                                           --------------

Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
    0.650% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $16,187 on 5-1-2002                            16,186           16,186
                                                                           --------------

United States Government Agencies (3.1%)
  Fannie Mae 1.880% 7-11-2002                                 10,000,000        9,962,500
  Fannie Mae 3.410% 7-12-2002                                 10,000,000        4,981,250
                                                                           --------------
                                                                               14,943,750
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $42,145,008)                                 42,159,936
                                                                           --------------

TOTAL INVESTMENTS (99.5%) (COST $480,625,497)                                 483,828,947
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                                    2,380,348
                                                                           --------------

NET ASSETS (100.0%)                                                        $  486,209,295
                                                                           ==============

                                      100
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (84.3%)

Basic Materials (0.2%)
  Chemicals
  Praxair, Inc.                                                    5,795   $      330,895
                                                                           --------------

Communications (11.4%)
  Advertising (4.3%)
  Lamar Advertising Company *                                     88,270        3,789,431
  The Interpublic Group of Companies, Inc.                        47,010        1,451,669
  TMP Worldwide, Inc. *                                           38,990        1,176,328
                                                                           --------------
                                                                                6,417,428
                                                                           --------------
  Broadcasting (3.6%)
  Cox Radio, Inc. Class A *                                       37,910        1,085,742
  Entercom Communications Corp. *                                 21,180        1,106,655
  Hispanic Broadcasting Corp. Class A *                           47,935        1,285,617
  USA Networks, Inc. *                                            62,985        1,883,881
                                                                           --------------
                                                                                5,361,895
                                                                           --------------
  Publishing (0.4%)
  Valassis Communications, Inc. *                                 14,955          559,167
                                                                           --------------
  Telecommunications Equipment (1.6%)
  EchoStar Communications Corp. *                                 89,155        2,425,016
                                                                           --------------
  Telecommunications Services (1.5%)
  Crown Castle International Corp. *                             309,165        2,256,904
                                                                           --------------

Consumer, Cyclical (4.2%)
  Auto Parts/Equipment (0.2%)
  SPX Corp.                                                        2,285          307,675
                                                                           --------------
  Entertainment (0.3%)
  Westwood One, Inc. *                                            12,300          442,800
                                                                           --------------
  Home Builders (1.3%)
  Clayton Homes, Inc.                                             33,995          581,315
  NVR, Inc.                                                        3,900        1,442,025
                                                                           --------------
                                                                                2,023,340
                                                                           --------------
  Home Furnishings (0.2%)
  Mohawk Industries, Inc. *                                        5,620          361,535
                                                                           --------------
  Lodging (0.5%)
  Starwood Hotels & Resorts Worldwide, Inc.                       18,260          690,228
                                                                           --------------
  Restaurants (0.9%)
  Tricon Global Restaurants, Inc. *                               20,590        1,298,405
                                                                           --------------
  Retail/Grocery (0.6%)
  Dean Foods Company                                              22,670          839,243
                                                                           --------------
  Retail/Specialty (0.2%)
  Fastenal Company                                                 3,090          258,448
                                                                           --------------

Consumer, Non-Cyclical (35.1%)
  Biotechnology (2.5%)
  KLA-Tencor Corp. *                                              20,350        1,200,040
  Millipore Corp.                                                 13,585          542,721
  Quest Diagnostics, Inc. *                                       21,755        1,999,937
                                                                           --------------
                                                                                3,742,698
                                                                           --------------
  Commercial Services/Business (10.4%)
  Cendant Corp. *                                                134,385        2,417,586
  Concord EFS, Inc. *                                            108,770        3,439,732
  eBay, Inc. *                                                    74,445        3,953,030
  Moody's Corp.                                                   38,375        1,672,383
  Paychex, Inc.                                                   79,733        2,976,433
  Robert Half International, Inc. *                               42,470        1,115,262
                                                                           --------------
                                                                               15,574,426
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Commercial Services/Education (2.6%)
  Apollo Group, Inc. Class A *                                   100,776   $    3,863,752
                                                                           --------------
  Commercial Services/Technology (0.5%)
  Certegy, Inc. *                                                 21,560          836,528
                                                                           --------------
  Commercial Services/Transportation (0.3%)
  Expeditors International of Washington, Inc.                     6,585          381,074
                                                                           --------------
  Healthcare Products (5.5%)
  Apogent Technologies, Inc. *                                    61,550        1,427,960
  Biomet, Inc.                                                     1,055           29,783
  C.R. Bard, Inc.                                                  5,745          315,630
  St. Jude Medical, Inc. *                                        48,995        4,076,874
  Stryker Corp.                                                   48,225        2,580,520
                                                                           --------------
                                                                                8,430,767
                                                                           --------------
  Healthcare Services (10.5%)
  AFLAC, Inc.                                                     82,525        2,467,497
  Anthem, Inc.                                                    15,730        1,072,786
  Community Health Systems, Inc. *                                32,810          952,146
  Enzon, Inc. *                                                   87,805        3,269,858
  First Health Group Corp. *                                      58,370        1,692,730
  Health Management Associates, Inc. *                            89,045        1,900,220
  Laboratory Corp. of America Holdings *                          45,070        4,470,944
                                                                           --------------
                                                                               15,826,181
                                                                           --------------
  Pharmaceuticals (2.7%)
  Alcon, Inc.                                                     11,220          388,773
  Forest Laboratories, Inc. *                                     24,035        1,854,060
  King Pharmaceuticals, Inc. *                                    58,374        1,829,441
                                                                           --------------
                                                                                4,072,274
                                                                           --------------

Energy (2.9%)
  Oil and Gas Producers (2.2%)
  EOG Resources, Inc.                                             45,530        1,937,302
  Ocean Energy, Inc. *                                            14,975          320,465
  Pioneer Natural Resources Company                               44,790        1,074,512
                                                                           --------------
                                                                                3,332,279
                                                                           --------------
  Oil and Gas Services (0.7%)
  Murphy Oil Corp.                                                11,525        1,087,384
                                                                           --------------

Financial (13.9%)
  Banks (2.8%)
  Capital One Financial Corp.                                     15,405          922,605
  Commerce Bancorp, Inc.                                          11,580          571,936
  North Fork Bancorp., Inc.                                       15,800          610,196
  Northern Trust Corp.                                            40,100        2,130,112
                                                                           --------------
                                                                                4,234,849
                                                                           --------------
  Financial-Diversified (3.5%)
  Berkshire Hathaway, Inc. *                                       1,510        3,673,830
  M&T Bank Corp.                                                   6,275          535,760
  National Commerce Financial Corp.                               39,245        1,098,468
                                                                           --------------
                                                                                5,308,058
                                                                           --------------
  Insurance (4.8%)
  Berkley Corp.                                                   13,935          843,067
  Everest Reinsurance Company                                     14,830        1,006,957
  MGIC Investment Corp.                                           32,275        2,303,144
  RenaissanceRe Holdings, Ltd.                                    10,990        1,288,028
  XL Capital, Ltd. Class A                                        18,445        1,740,286
                                                                           --------------
                                                                                7,181,482
                                                                           --------------
  Securities Brokers (2.8%)
  Charles Schwab Corp.                                            80,205          913,535
  E*TRADE Group, Inc. *                                           60,100          453,154
  Lehman Brothers Holdings, Inc.                                  25,555        1,507,745
  T. Rowe Price Group, Inc.                                       36,235        1,270,761
                                                                           --------------
                                                                                4,145,195
                                                                           --------------

                                      101
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial (3.4%)
  Environmental Control (0.2%)
  Allied Waste Industries, Inc. *                                 16,345   $      198,428
  Mykrolis Corp.                                                   7,756          114,323
                                                                           --------------
                                                                                  312,751
                                                                           --------------
  Machinery-Diversified (1.1%)
  Smith International, Inc. *                                     11,695          819,235
  W. W. Grainger, Inc.                                            13,605          762,832
                                                                           --------------
                                                                                1,582,067
                                                                           --------------
  Packaging & Containers (0.5%)
  Ball Corp.                                                      15,025          714,439
                                                                           --------------
  Transportation/Air (1.5%)
  Southwest Airlines Company                                     124,870        2,273,883
                                                                           --------------
  Transportation/Railroad (0.1%)
  CSX Corp.                                                        5,785          209,243
                                                                           --------------

Technology (10.3%)
  Computers (0.8%)
  International Game Technology *                                 19,855        1,249,872
                                                                           --------------
  Semiconductors (6.3%)
  Celestica, Inc.                                                 16,000          443,200
  Cree, Inc. *                                                    48,895          576,472
  Intergrated Device Technology, Inc. *                          114,605        3,213,524
  National Semiconductor Corp. *                                  34,320        1,081,766
  Novellus Systems, Inc. *                                        27,915        1,323,171
  NVIDIA Corp. *                                                  81,090        2,822,743
                                                                           --------------
                                                                                9,460,876
                                                                           --------------
  Software (3.2%)
  Cadence Design Systems, Inc. *                                  42,470          869,786
  Electronic Arts, Inc. *                                         60,955        3,599,393
  Keane, Inc. *                                                   22,800          356,592
                                                                           --------------
                                                                                4,825,771
                                                                           --------------

Utilities (2.9%)
  Electric (0.6%)
  The AES Corp. *                                                111,830          896,877
                                                                           --------------
  Gas (2.3%)
  Kinder Morgan, Inc.                                             71,090        3,441,467
                                                                           --------------

TOTAL COMMON STOCK (COST $134,426,345)                                        126,557,172
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (16.7%)

Commercial Paper (6.7%)
  Citicorp CP 1.830% 5-1-2002                              $   7,000,000   $    7,000,000
  Household Finance Company 1.840% 5-1-2002                    3,100,000        3,100,000
                                                                           --------------
                                                                               10,100,000
                                                                           --------------

Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
    0.650% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $51,166 on 5-1-2002                            51,165           51,165
                                                                           --------------

United States Government Agencies (10.0%)
  Federal Home Loan Bank 1.640% 5-10-2002                     15,000,000       15,000,000
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $25,145,015)                                 25,151,165
                                                                           --------------

TOTAL INVESTMENTS (101.0%) (COST $159,571,360)                                151,708,337
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)                                  (1,615,215)
                                                                           --------------

NET ASSETS (100.0%)                                                        $  150,093,122
                                                                           ==============

                                      102
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS (59.8%)

Basic Materials (0.7%)
  Paper Products
  Weyerhaeuser Company 5.500% 3-15-2005                    $     655,000   $      663,188
                                                                           --------------

Communications (8.2%)
  Broadcasting (1.3%)
  Clear Channel Communications, Inc. 6.000% 11-1-2006            750,000          729,375
  Corus Entertainment, Inc. 8.750% 3-1-2012                      295,000          306,062
  Price Communications Corp. 11.750% 7-15-2007                   225,000          239,063
                                                                           --------------
                                                                                1,274,500
                                                                           --------------
  Cable TV (1.6%)
  Adelphia Communications Corp. 8.125% 7-15-2003                 360,000          324,000
  Fox Sports Networks 8.875% 8-15-2007                         1,000,000        1,035,000
  Mediacom Broadband LLC 11.000% 7-15-2013                       200,000          213,500
                                                                           --------------
                                                                                1,572,500
                                                                           --------------
  Newspapers (2.4%)
  Gannett Company, Inc. 4.950% 4-1-2005                          865,000          874,731
  Viacom, Inc. 6.400% 1-30-2006                                1,500,000        1,543,125
                                                                           --------------
                                                                                2,417,856
                                                                           --------------
  Telecommunications Equipment (1.3%)
  Echostar DBS, Corp. 9.125% 1-15-2009                         1,250,000        1,287,500
                                                                           --------------
  Telecommunications Services (1.6%)
  AT&T Wireless Services, Inc. 6.875% 4-18-2005                  900,000          900,000
  Charter Communications Holdings LLC 10.250% 1-15-2010          500,000          476,250
  Charter Communications Holdings LLC 10.000% 5-15-2011          215,000          199,950
  Equinix, Inc. 13.000% 12-1-2007                                206,000           54,590
                                                                           --------------
                                                                                1,630,790
                                                                           --------------

Consumer Cyclical (9.0%)
  Auto Manufacturing (0.2%)
  General Motors Corp. 7.200% 1-15-2011                          215,000          219,837
                                                                           --------------
  Home Builders (0.2%)
  KB Home 8.625% 12-15-2008                                      165,000          168,712
                                                                           --------------
  Housewares (0.4%)
  Owens-Brockway Glass Container, Inc. 8.875% 2-15-2009          415,000          428,488
                                                                           --------------
  Leisure Time (1.0%)
  Bally Total Fitness 9.875% 10-15-2007                        1,000,000        1,012,500
                                                                           --------------
  Lodging (1.3%)
  Hard Rock Hotel, Inc. 144A 9.250% 4-1-2005                     250,000          248,125
  Starwood Hotels & Resorts Worldwide, Inc. 7.375%
    11-15-2015                                                   210,000          198,975
  Starwood Hotels & Resorts Worldwide, Inc. 7.375%
    5-1-2007                                                     665,000          669,156
  Starwood Hotels & Resorts Worldwide, Inc. 7.875%
    5-1-2012                                                     160,000          161,400
                                                                           --------------
                                                                                1,277,656
                                                                           --------------
  Restaurants (1.2%)
  Aramark Services, Inc. 7.000% 5-1-2007                         670,000          675,862
  McDonald's, Corp. 5.375% 4-30-2007                             475,000          483,312
                                                                           --------------
                                                                                1,159,174
                                                                           --------------
  Retail/Broadline (2.8%)
  Fred Meyer, Inc. 7.450% 3-1-2008                             1,000,000        1,068,750
  Fred Meyer, Inc. 7.375% 3-1-2005                               600,000          638,250
  Wal-Mart Stores, Inc. 6.875% 8-10-2009                       1,000,000        1,071,250
                                                                           --------------
                                                                                2,778,250
                                                                           --------------
  Retail/Grocery (1.9%)
  Delhaize America, Inc. 7.375% 4-15-2006                        550,000          576,812
  Delhaize America, Inc. 8.125% 4-15-2011                        500,000          539,375
  Kroger Company 7.500% 4-1-2031                                 370,000          381,100
  Marsh Supermarkets, Inc. 8.875% 8-1-2007                       250,000          251,250
  Winn-Dixie Stores, Inc. 8.875% 4-1-2008                        240,000          247,200
                                                                           --------------
                                                                                1,995,737
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Consumer Non-Cyclical (21.1%)
  Beverages (0.8%)
  Coca-Cola Enterprises, Inc. 6.125% 8-15-2011             $     285,000   $      285,712
  Coca-Cola Enterprises, Inc. 7.125% 8-1-2017                    435,000          472,519
                                                                           --------------
                                                                                  758,231
                                                                           --------------
  Biotechnology (2.3%)
  Quest Diagnostics, Inc. 6.750% 7-12-2006                     1,250,000        1,284,375
  Quest Diagnostics, Inc. 7.500% 7-12-2011                     1,000,000        1,043,750
                                                                           --------------
                                                                                2,328,125
                                                                           --------------
  Commercial Services/Auto (1.0%)
  PHH Corp. 8.125% 2-3-2003                                    1,000,000        1,015,000
                                                                           --------------
  Commercial Services/Business (1.1%)
  Cendant Corp. 6.875% 8-15-2006                                 850,000          837,250
  Vicar Operating, Inc. 9.875% 12-1-2009                         200,000          214,000
                                                                           --------------
                                                                                1,051,250
                                                                           --------------
  Commercial Services/Technology (1.5%)
  AOL Time Warner, Inc. 5.625% 5-1-2005                          875,000          867,344
  AOL Time Warner, Inc. 7.700% 5-1-2032                          240,000          224,700
  Time Warner, Inc. 7.250% 10-15-2017                            460,000          432,400
                                                                           --------------
                                                                                1,524,444
                                                                           --------------
  Food (2.6%)
  ConAgra Foods, Inc. 6.750% 9-15-2011                           500,000          512,500
  General Mills, Inc. 6.000% 2-15-2012                           300,000          291,000
  Hormel Foods Corp. 6.625% 6-1-2011                             390,000          399,750
  Kellogg Company 6.000% 4-1-2006                                650,000          668,687
  Kellogg Company 6.600% 4-1-2011                                750,000          770,625
                                                                           --------------
                                                                                2,642,562
                                                                           --------------
  Healthcare Services (8.3%)
  Clarent Hospital, Corp. 11.500% 8-15-2005                      360,000          381,600
  HCA, Inc. 6.910% 6-15-2005                                   1,500,000        1,543,125
  HCA, Inc. 6.950% 5-1-2012                                      240,000          240,600
  HCA, Inc. 7.875% 2-1-2011                                      120,000          127,650
  HCA, Inc. 8.360% 4-15-2024                                     250,000          263,850
  Healthsouth Corp. 7.375% 10-1-2006                             750,000          757,500
  Healthsouth Corp. 8.500% 2-1-2008                              600,000          624,000
  Tenet Healthcare Corp. 5.375% 11-15-2006                     1,400,000        1,379,000
  Tenet Healthcare Corp. 6.375% 12-1-2011                      1,000,000          987,500
  UnitedHealth Group, Inc. 5.200% 1-17-2007                      400,000          395,500
  UnitedHealth Group, Inc. 7.500% 11-15-2005                     360,000          391,050
  WellPoint Health Networks, Inc. 6.375% 6-15-2006             1,185,000        1,223,513
                                                                           --------------
                                                                                8,314,888
                                                                           --------------
  Household Products (1.5%)
  The Dial Corp. 6.500% 9-15-2008                                600,000          597,750
  The Dial Corp. 7.000% 8-15-2006                                890,000          914,475
                                                                           --------------
                                                                                1,512,225
                                                                           --------------
  Pharmaceuticals (0.3%)
  McKesson Corp. 7.750% 2-1-2012                                 325,000          335,969
                                                                           --------------
  Retail/Grocery (1.7%)
  Safeway, Inc. 6.150% 3-1-2006                                1,140,000        1,171,350
  Safeway, Inc. 6.500% 3-1-2011                                  500,000          507,500
                                                                           --------------
                                                                                1,678,850
                                                                           --------------

Energy (3.2%)
  Oil and Gas Producers (1.2%)
  Louis Dreyfus Natural Gas Corp. 6.875% 12-1-2007               500,000          520,625
  Magnum Hunter Resources, Inc. 9.600% 3-15-2012                 190,000          199,500
  Occidental Petroleum Corp. 5.875% 1-15-2007                    450,000          455,062
                                                                           --------------
                                                                                1,175,187
                                                                           --------------
  Oil and Gas Services (1.3%)
  Conoco Funding Company 5.450% 10-15-2006                       710,000          713,550
  Conoco Funding Company 6.350% 10-15-2011                       565,000          571,356
                                                                           --------------
                                                                                1,284,906
                                                                           --------------
  Pipelines (0.7%)
  TEPPCO Partners, L.P. 7.625% 2-15-2012                         710,000          717,988
                                                                           --------------

                                      103
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Financial (6.6%)
  Banks (0.3%)
  HUBCO, Inc. 8.200% 9-15-2006                             $     300,000   $      297,375
                                                                           --------------
  Financial-Diversified (2.4%)
  Ford Motor Credit Company 5.750% 2-23-2004                     750,000          757,500
  General Electric Capital, Corp. 4.250% 1-28-2005               985,000          988,694
  Pemex Master Trust 8.625% 2-1-2022                             675,000          695,250
                                                                           --------------
                                                                                2,441,444
                                                                           --------------
  Insurance (1.0%)
  ACE, Ltd. 6.000% 4-1-2007                                      305,000          309,194
  Delphi Financial Group, Inc. 8.000% 10-1-2003                  500,000          511,875
  Marsh & McLennan Companies, Inc. 6.250% 3-15-2012              215,000          217,956
                                                                           --------------
                                                                                1,039,025
                                                                           --------------
  Real Estate (0.3%)
  Host Mattiott Corp. 9.500% 1-15-2007                           320,000          338,000
                                                                           --------------
  Savings & Loan (2.6%)
  Golden State Holdings 7.000% 8-1-2003                        1,500,000        1,521,360
  GS Escrow Corp. 7.125% 8-1-2005                              1,000,000        1,006,250
                                                                           --------------
                                                                                2,527,610
                                                                           --------------

Industrial (3.4%)
  Engineering/Construction (0.2%)
  K. Hovnanian Enterprises 144A 8.875% 4-1-2012                  225,000          218,813
                                                                           --------------
  Environmental Control (3.2%)
  Republic Services, Inc. 6.750% 8-15-2011                       850,000          860,625
  Waste Management, Inc. 7.375% 8-1-2010                       1,250,000        1,285,938
  Waste Management, Inc. 7.000% 10-1-2004                      1,000,000        1,028,750
                                                                           --------------
                                                                                3,175,313
                                                                           --------------

Technology (2.2%)
  Computers (0.6%)
  Apple Computer, Inc. 6.500% 2-15-2004                          580,000          582,900
                                                                           --------------
  Software (1.6%)
  Raytheon Company 6.500% 7-15-2005                            1,000,000        1,028,750
  Raytheon Company 6.150% 11-1-2008                              550,000          548,625
                                                                           --------------
                                                                                1,577,375
                                                                           --------------

Utilities (5.4%)
  Electric (2.8%)
  Cinergy Corp. 6.250% 9-1-2004                                1,000,000        1,006,250
  Consumers Energy Company 6.000% 3-15-2005                      515,000          524,656
  PSEG Power LLC 6.875% 4-15-2006                              1,250,000        1,282,813
                                                                           --------------
                                                                                2,813,719
                                                                           --------------
  Gas (2.6%)
  Coastal Corp. 6.200% 5-15-2004                                 360,000          364,050
  Coastal Corp. 6.500% 6-1-2008                                  515,000          507,919
  Tennessee Gas Pipeline 7.500% 4-1-2017                         455,000          459,550
  The Williams Companies, Inc. 6.125% 12-1-2003                  430,000          427,850
  The Williams Companies, Inc. 7.875% 9-1-2021                   545,000          521,838
  The Williams Companies, Inc. 144A 8.125% 3-15-2012             250,000          255,625
                                                                           --------------
                                                                                2,536,832
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $59,050,856)                       59,774,719
                                                                           --------------

CONVERTIBLE CORPORATE BONDS (2.9%)

Financial (2.0%)
  Financial-Diversified
  Verizon Global Funding Corp. + 5.750% 4-1-2003               2,000,000        2,022,500
                                                                           --------------

Industrial (0.9%)
  Engineering/Construction
  Bell Atlantic Financial 144A 4.250% 9-15-2005                  830,000          838,300
                                                                           --------------

TOTAL CONVERTIBLE CORPORATE BONDS (COST $2,815,669)                             2,860,800
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

LONG-TERM GOVERNMENT BONDS (33.7%)

Foreign Government (1.0%)
  United Mexican States 7.500% 1-14-2012                   $   1,000,000   $    1,016,750
                                                                           --------------

United States Government Agencies (12.8%)
  Fannie Mae 3.500% 9-15-2004                                    825,000          821,906
  Fannie Mae 3.875% 3-15-2005                                  6,165,000        6,141,881
  Fannie Mae 6.000% 12-15-2005                                 1,065,000        1,119,581
  Fannie Mae 6.250% 2-1-2011                                     990,000        1,011,038
  Fannie Mae 6.625% 11-15-2030                                 3,185,000        3,328,325
                                                                           --------------
                                                                               12,422,731
                                                                           --------------

United States Government Securities (19.9%)
  Treasury Bonds
    3.000% 2-29-2004                                             500,000          499,215
    3.500% 11-15-2006                                            940,000          905,182
    3.625% 3-31-2004                                             500,000          504,175
    4.875% 2-15-2012                                           3,060,000        3,008,837
    5.375% 2-15-2031                                           1,680,000        1,626,710
    5.625% 5-15-2008                                             460,000          481,289
    6.250% 5-15-2030                                           2,110,000        2,266,435
    6.250% 8-15-2023                                           3,740,000        3,970,795
    6.750% 5-15-2005                                             325,000          351,735
    7.250% 5-15-2016                                           2,700,000        3,132,297
    7.250% 8-15-2022                                           2,890,000        3,410,634
  Treasury Inflation Index Note 3.375% 1-15-2012                 135,000          137,974
                                                                           --------------
                                                                               20,295,278
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $33,597,287)                            33,734,759
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

NON-CONVERTIBLE PREFERRED STOCK (0.1%)

Financial
  Savings & Loan
  Chevy Chase Savings Bank (cost $116,375)                         3,500   $       96,688
                                                                           --------------

COMMON STOCK (0.0%)

Communications (0.0%)
  Telecommunications Services
  Equinix, Inc. Warrants *                                           130                1
  Versatel Telecom International NV Warrants *                        75                1
                                                                           --------------
                                                                                        2
                                                                           --------------

Financial (0.0%)
  Banks
  ONO Finance PLC Warrants *                                         250               31
                                                                           --------------

TOTAL COMMON STOCK (COST $497)                                                         33
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (0.9%)

Commercial Paper
  Citicorp CP 1.830% 5-1-2002 (cost $900,000)              $     900,000   $      900,000
                                                                           --------------

TOTAL INVESTMENTS (97.4%) (COST $96,480,684)                                   97,366,999
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%)                                    2,608,966
                                                                           --------------

NET ASSETS (100.0%)                                                        $   99,975,965
                                                                           ==============

                                      104
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
AUSTRALIA (0.5%)
  COMMON STOCK (0.4%)
    The News Corp., Ltd.                                         238,612   $    1,561,889
    The News Corp., Ltd. ADR                                      12,055          318,011
    Westpac Banking Corp.                                        164,422        1,437,376
                                                                           --------------
                                                                                3,317,276
                                                                           --------------
  NON-CONVERTIBLE PREFERRED STOCK (0.1%)
    The News Corp., Ltd.                                         110,438          609,944
                                                                           --------------
                                                                                3,927,220
                                                                           --------------
BRAZIL (2.0%)
  COMMON STOCK
    Companhia Vale do Rio Doce ADR                                   705           18,929
    Companhia Vale do Rio Doce ADR                                64,435        1,758,431
    Petroleo Brasileiro SA ADR                                   618,085       14,463,189
    Petroleo Brasileiro SA ADR                                    14,310          352,026
                                                                           --------------
                                                                               16,592,575
                                                                           --------------
CANADA (1.5%)
  COMMON STOCK
    Celestica, Inc. ADR                                           89,250        2,472,225
    EnCana Corp.                                                  14,271          448,823
    PanCanadian Energy Corp. ADR                                 287,157        9,030,613
                                                                           --------------
                                                                               11,951,661
                                                                           --------------
CHINA (0.6%)
  COMMON STOCK
    PetroChina Company, Ltd.                                  23,124,000        4,714,282
                                                                           --------------
DENMARK (0.1%)
  COMMON STOCK
    Danske Bank A/S                                               27,630          498,712
                                                                           --------------
FINLAND (0.5%)
  COMMON STOCK (0.3%)
    Nokia Corp. OY                                               135,005        2,183,918
                                                                           --------------
  CONVERTIBLE PREFERRED STOCK (0.2%)
    Nokia Corp. OY ADR                                            97,695        1,588,521
                                                                           --------------
                                                                                3,772,439
                                                                           --------------
FRANCE (5.4%)
  COMMON STOCK
    Carrefour SA                                                  64,317        2,806,724
    Danone                                                        29,888        3,957,258
    Pinault-Printemps-Redoute                                     12,007        1,362,653
    Sanofi Synthelabo SA                                          69,303        4,435,027
    Schneider Electric SA                                         98,217        4,737,250
    STMicroelectronics NV                                        382,404       11,882,879
    Total Fina Elf SA                                             98,172       14,872,836
                                                                           --------------
                                                                               44,054,627
                                                                           --------------
GERMANY (2.7%)
  COMMON STOCK (1.9%)
    Bayer AG                                                      94,966        3,126,336
    Bayerische Motoren Werke (BMW) AG *                          176,383        7,037,860
    Muenchener Ruckversicherungs-Namen AG                         20,621        5,107,667
                                                                           --------------
                                                                               15,271,863
                                                                           --------------
  CONVERTIBLE PREFERRED STOCK (0.8%)
    Porsche AG                                                    14,458        6,406,982
                                                                           --------------
                                                                               21,678,845
                                                                           --------------
HONG KONG (1.5%)
  COMMON STOCK
    China Mobile, Ltd. *                                       3,481,200       11,404,477
    CNOOC, Ltd.                                                  690,000          911,259
                                                                           --------------
                                                                               12,315,736
                                                                           --------------
ISRAEL (1.2%)
  COMMON STOCK
    Check Point Software Technologies, Ltd. ADR *                110,085        1,998,043
    Teva Pharmaceutical Industries, Ltd. ADS                     139,325        7,803,593
                                                                           --------------
                                                                                9,801,636
                                                                           --------------
ITALY (0.5%)
  COMMON STOCK
    Ente Nazionale Idrocarburi SpA                               285,473        4,383,990
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
JAPAN (7.1%)
  COMMON STOCK
    Hoya Corp.                                                    48,700   $    3,620,311
    Nissan Motor Company                                         859,000        6,599,471
    NTT DoCoMo, Inc. - Rights                                      2,424        6,163,670
    NTT DoCoMo, Inc.                                                  33           83,398
    Rohm Company, Ltd.                                            10,500        1,563,569
    Sony Corp.                                                   236,900       12,710,809
    Takeda Chemical Industries, Ltd.                             272,000       11,886,781
    Toyota Motor Corp.                                           303,000        8,246,501
    Yamanouchi Parmaceutica Company, Ltd.                        267,000        7,349,767
                                                                           --------------
                                                                               58,224,277
                                                                           --------------
MEXICO (2.6%)
  COMMON STOCK
    Grupo Televisa SA de C.V. GDR *                              302,775       13,685,430
    Telefonos de Mexico SA de C.V. ADR                           202,135        7,648,788
                                                                           --------------
                                                                               21,334,218
                                                                           --------------
NETHERLANDS (6.2%)
  COMMON STOCK
    Akzo Nobel NV                                                 63,166        2,714,394
    ASML Holding NV *                                             83,663        1,898,953
    ASML Holding NV NYRS *                                        63,568        1,419,473
    Koninklijke Ahold NV *                                       644,699       16,113,881
    Reed Elsevier NV                                             200,959        2,787,458
    STMicroelectronics NV NYRS                                   168,988        5,203,141
    Unilever NV *                                                223,910       14,419,815
    Wolters Kluwer NV *                                          314,158        6,366,647
                                                                           --------------
                                                                               50,923,762
                                                                           --------------
SOUTH KOREA (0.5%)
  COMMON STOCK
    Samsung Electronics Company, Ltd.                             12,880        3,817,036
                                                                           --------------
SPAIN (1.4%)
  COMMON STOCK
    Banco Bilbao Vizcaya SA                                      658,601        7,676,033
    Banco Popular Espanol SA                                      21,253          871,179
    Telefonica SA                                                301,714        3,228,435
                                                                           --------------
                                                                               11,775,647
                                                                           --------------
SWEDEN (2.1%)
  COMMON STOCK
    Assa Abloy AB Class B                                        616,798        7,983,469
    Securitas AB                                                 511,836        9,513,958
                                                                           --------------
                                                                               17,497,427
                                                                           --------------
SWITZERLAND (3.0%)
  COMMON STOCK
    Credit Suisse Group                                          120,785        4,306,559
    Novartis AG                                                   42,873        1,798,617
    Serono SA                                                      3,570        2,733,099
    UBS AG                                                        78,369        3,778,860
    Zuerich Rueckversicherung Koeln AG *                         115,713       11,680,605
                                                                           --------------
                                                                               24,297,740
                                                                           --------------
TAIWAN (0.5%)
  COMMON STOCK
    Taiwan Semiconductor Manufacturing Company, Ltd. ADR
    *                                                            243,275        4,305,968
                                                                           --------------
UNITED KINGDOM (9.6%)
  COMMON STOCK
    Abbey National PLC                                           199,858        3,185,945
    AstraZeneca PLC ADR                                          123,033        5,766,344
    Barclays PLC                                                 152,844        1,339,124
    BP PLC                                                       844,031        7,204,158
    Capita Group PLC                                             383,292        2,128,887
    Diageo PLC *                                                 902,871       11,984,050
    Dixons Group PLC                                             386,013        1,278,803
    GlaxoSmithKline PLC                                          516,011       12,487,198
    Kingfisher PLC                                               160,387          896,670
    Pearson PLC                                                  471,666        5,662,342
    Reckitt Benckiser PLC +                                      169,178        2,996,526
    Reed Elsevier PLC +                                          278,689        2,732,185
    Royal Bank of Scotland Group +                                28,474          816,905
    Safeway PLC +                                                810,250        3,587,842
    Standard Chartered PLC +                                     515,945        6,359,383

                                      105
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002
See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
    The BOC Group PLC                                            356,628   $    5,417,278
    WPP Group PLC                                                392,417        4,176,078
                                                                           --------------
                                                                               78,019,718
                                                                           --------------
UNITED STATES (50.1%)
  COMMON STOCK (41.5%)
    Abbott Laboratories, Inc.                                    114,145        6,158,123
    Amdocs, Ltd. *                                               165,170        3,589,144
    American Express Company                                     125,090        5,129,941
    Amgen, Inc. *                                                 78,900        4,172,232
    Anadarko Petroleum Corp.                                     108,150        5,820,633
    AOL Time Warner, Inc. *                                      248,901        4,734,097
    Automatic Data Processing, Inc.                               42,525        2,161,971
    Baxter International, Inc.                                    31,815        1,810,274
    Cardinal Health, Inc.                                         18,465        1,278,701
    Cendant Corp. *                                              229,565        4,129,874
    CIGNA Corp.                                                   77,435        8,440,415
    Citigroup, Inc.                                              584,063       25,289,928
    Clear Channel Communications, Inc. *                         380,843       17,880,579
    Comcast Corp. Special Class A *                              120,390        3,220,433
    Costco Wholesale Corp. *                                      25,510        1,025,502
    Electronic Arts, Inc. *                                       56,960        3,363,488
    Electronic Data Systems Corp.                                139,835        7,587,447
    Estee Lauder Companies, Inc. Class A                         203,260        7,347,849
    Fannie Mae                                                   111,280        8,783,330
    First Data Corp.                                              62,140        4,939,509
    Fiserv, Inc. *                                               111,242        4,945,819
    Flextronics International, Ltd. *                            250,315        3,466,863
    Genentech, Inc. *                                             64,300        2,282,650
    General Dynamics Corp.                                        58,940        5,722,485
    General Electric Company                                     331,745       10,466,555
    Goldman Sachs Group, Inc.                                     78,405        6,174,394
    Home Depot, Inc.                                              68,770        3,188,865
    Honeywell International, Inc.                                166,535        6,108,504
    International Business Machines Corp.                          9,295          778,549
    Johnson & Johnson                                             41,825        2,670,945
    Liberty Media Corp. *                                        144,895        1,550,377
    Marsh & McLennan Companies, Inc.                              73,915        7,471,328
    McKesson Corp.                                                63,260        2,555,071
    Medtronic, Inc.                                              170,685        7,627,913
    Mellon Financial Corp.                                        82,660        3,121,242
    Microsoft Corp. *                                            196,195       10,253,151
    Northern Trust Corp.                                          78,240        4,156,109
    Oracle Corp. *                                               310,160        3,114,006
    OSI Pharmaceutical, Inc. *                                    22,040          704,619
    Pfizer, Inc.                                                 512,040       18,612,654
    Philip Morris Companies, Inc.                                101,895        5,546,145
    Raytheon Company                                             115,215        4,873,595
    Schering Plough Corp.                                         91,250        2,491,125
    Schlumberger, Ltd.                                            61,055        3,342,761
    State Street Corp.                                            66,415        3,394,471
    SYSCO Corp.                                                   78,095        2,265,536
    Target Corp.                                                  48,720        2,126,628
    The Allstate Corp.                                           109,400        4,347,556
    The Bank of New York                                         264,115        9,663,968
    The BISYS Group, Inc. *                                       60,480        2,068,416
    The Coca-Cola Company                                         50,430        2,799,369
    The Interpublic Group of Companies, Inc.                     162,420        5,015,530
    The McGraw-Hill Companies, Inc.                              102,085        6,532,419
    The New York Times Company                                    19,300          898,608
    The Walt Disney Company                                      492,080       11,406,414
    Tyco International, Ltd.                                     492,235        9,081,736
    United Parcel Service, Inc.                                   45,775        2,748,330
    UnitedHealth Group, Inc.                                      34,275        3,009,687
    USA Networks, Inc. *                                         154,005        4,606,290
    Viacom, Inc. Class B *                                       169,510        7,983,921
    Wal-Mart Stores, Inc.                                         79,690        4,451,482
    Walgreen Company                                              48,435        1,829,390
    Wyeth                                                        108,010        6,156,570
                                                                           --------------
                                                                              338,475,516
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.6%)
    Citicorp CP 1.830% 5-1-2002                            $  15,000,000   $   15,000,000
    Fannie Mae 1.670% 5-24-2002                               15,000,000       14,983,996
    Federal Home Loan Bank 1.620% 5-3-2002                    15,000,000       14,998,650
    Prudential Funding, LLC 1.840% 5-1-2002                   25,300,000       25,300,000
      State Street Bank & Trust *** 0.650% Repurchase
      Agreements dated 4-30-2002 to be repurchased at
      $43,633 on 5-1-2002                                         43,632           43,632
                                                                           --------------
                                                                               70,326,278
                                                                           --------------
                                                                              408,801,794
                                                                           --------------

TOTAL INVESTMENTS (99.6%) (COST $855,539,372)                                 812,689,310
                                                                           --------------
------------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                              VALUE
------------------------------------------------------------------------------------------

UNREALIZED GAIN (LOSS) ON FORWARD FOREIGN CURRENCY CURRENCY CONTRACTS (0.2%) @
B     480,029 British Pound 5-1-2002                            Buy        $        1,574
B     17,600,000 British Pound 5-10-2002                       Sell              (364,127)
B     5,200,000 British Pound 5-10-2002                         Buy               162,157
B     9,600,000 British Pound 5-24-2002                        Sell              (122,366)
B     5,400,000 British Pound 5-24-2002                         Buy               221,891
B     6,500,000 British Pound 10-25-2002                       Sell               (59,942)
B     3,400,000 British Pound 10-25-2002                        Buy                 8,064
C     900,000 Canadian Dollar 5-10-2002                        Sell               (11,122)
C     1,425,000 Canadian Dollar 6-21-2002                      Sell                (9,325)
D     778,918 Danish Krone 5-2-2002                             Buy                  (225)
E     116,267 Euro 5-2-2002                                    Sell                  (275)
E     199,493 Euro 5-2-2002                                     Buy                   472
E     511,744 Euro 5-3-2002                                     Buy                   769
E     85,300,000 Euro 5-10-2002                                Sell            (1,232,894)
E     67,200,000 Euro 5-10-2002                                 Buy             1,814,017
E     125,900,000 Euro 5-24-2002                               Sell            (2,287,444)
E     114,600,000Euro 5-24-2002                                 Buy             2,176,172
E     22,600,000 Euro 6-21-2002                                Sell              (387,395)
E     8,000,000 Euro 6-21-2002                                  Buy               243,450
E     15,500,000 Euro 10-25-2002                               Sell              (157,394)
E     2,000,000 Euro 10-25-2002                                 Buy                 3,889
F     1,600,000 Swiss Franc 5-10-2002                          Sell               (10,173)
F     6,100,000 Swiss Franc 5-24-2002                          Sell               (69,459)
F     4,000,000 Swiss Franc 5-24-2002                           Buy                52,165
F     7,250,000 Swiss Franc 6-21-2002                          Sell              (140,895)
F     3,500,000 Swiss Franc 6-21-2002                           Buy                61,059
F     12,200,000 Swiss Franc 10-25-2002                        Sell              (141,854)
F     4,300,000 Swiss Franc 10-25-2002                          Buy                21,908
H     92,000,000 Hong Kong Dollar 7-11-2002                    Sell                (3,205)
J     4,635,000,000 Japanese Yen 5-10-2002                     Sell             1,188,361
J     3,185,000,000 Japanese Yen 5-10-2002                      Buy               453,359
J     2,470,000,000 Japanese Yen 5-24-2002                     Sell               167,459
J     1,105,000,000 Japanese Yen 5-24-2002                      Buy               208,633
J     1,020,000,000 Japanese Yen 6-21-2002                     Sell              (165,294)
J     750,000,000 Japanese Yen 6-21-2002                        Buy                61,998
J     1,750,000,000 Japanese Yen 10-25-2002                    Sell              (145,371)
J     150,000,000 Japanese Yen 10-25-2002                       Buy                  (434)
P     22,900,000 Mexican Peso 7-16-2002                        Sell                34,620
W     5,480,000,000 South Korean Won 7-16-2002                 Sell              (136,202)
W     2,360,000,000 South Korean Won 7-16-2002                  Buy                62,605
                                                                           --------------

TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN
CURRENCY CONTRACTS                                                              1,499,226
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                    2,072,974
                                                                           --------------

NET ASSETS (100.0%)                                                        $  816,261,510
                                                                           ==============

                                      106
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JANUS GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (92.4%)

Communications (10.5%)
  Broadcasting (4.0%)
  Clear Channel Communications, Inc. *                         1,497,665   $   70,315,372
                                                                           --------------
  Newspapers (6.5%)
  Viacom, Inc. Class B *                                       2,377,550      111,982,605
                                                                           --------------

Consumer Cyclical (14.6%)
  Entertainment (3.3%)
  Liberty Media Corp. *                                        5,304,985       56,763,340
                                                                           --------------
  Jewelry (2.3%)
  Tiffany & Company                                            1,019,685       40,532,479
                                                                           --------------
  Lodging (1.4%)
  Mandalay Resort Group                                          168,755        6,051,554
  MGM Mirage, Inc. *                                             474,295       19,042,944
                                                                           --------------
                                                                               25,094,498
                                                                           --------------
  Retail/Broadline (1.2%)
  Amazon.com, Inc. *                                             216,600        3,615,054
  Costco Wholesale Corp. *                                       420,568       16,906,834
                                                                           --------------
                                                                               20,521,888
                                                                           --------------
  Retail/Specialty (6.4%)
  Bed, Bath & Beyond, Inc. *                                     514,360       19,118,761
  Home Depot, Inc.                                             1,954,937       90,650,429
  Staples, Inc. *                                                 46,460          927,806
                                                                           --------------
                                                                              110,696,996
                                                                           --------------

Consumer Non-Cyclical (25.3%)
  Biotechnology (2.9%)
  Amgen, Inc. *                                                  962,760       50,910,749
                                                                           --------------
  Commercial Services/Business (5.9%)
  Cendant Corp. *                                              1,206,345       21,702,147
  eBay, Inc. *                                                 1,513,845       80,385,170
                                                                           --------------
                                                                              102,087,317
                                                                           --------------
  Commercial Services/Technology (1.0%)
  AOL Time Warner, Inc. *                                        910,380       17,315,428
                                                                           --------------
  Healthcare Products (4.3%)
  Medtronic, Inc.                                              1,679,705       75,066,016
                                                                           --------------
  Healthcare Services (1.3%)
  AFLAC, Inc.                                                    742,070       22,187,893
                                                                           --------------
  Household Products (1.6%)
  Colgate-Palmolive Company                                      520,025       27,566,525
                                                                           --------------
  Pharmaceuticals (8.3%)
  Allergan, Inc.                                                 223,115       14,705,510
  Forest Laboratories, Inc. *                                    328,800       25,363,632
  Genentech, Inc. *                                              750,555       26,644,703
  McKesson Corp.                                                 877,445       35,440,004
  Teva Pharmaceutical Industries, Ltd. ADS                       367,910       20,606,639
  Wyeth                                                          368,950       21,030,150
                                                                           --------------
                                                                              143,790,638
                                                                           --------------

Financial (10.5%)
  Banks (4.7%)
  Capital One Financial Corp.                                    589,455       35,302,460
  Citigroup, Inc.                                                471,285       20,406,640
  J.P. Morgan Chase & Company                                    678,260       23,806,926
                                                                           --------------
                                                                               79,516,026
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Insurance (0.8%)
  Marsh & McLennan Companies, Inc.                               138,345   $   13,983,913
                                                                           --------------
  Securities Brokers (4.0%)
  Charles Schwab Corp.                                         2,195,005       25,001,107
  Merrill Lynch & Company, Inc.                                1,069,615       44,859,653
                                                                           --------------
                                                                               69,860,760
                                                                           --------------
  United States Government Agencies (1.0%)
  Fannie Mae                                                     228,995       18,074,575
                                                                           --------------

Industrial (9.0%)
  Electronic Components/Equipment (0.4%)
  Emerson Electric Company                                       116,900        6,241,291
                                                                           --------------
  Electronics (8.2%)
  General Electric Company                                     4,490,295      141,668,807
                                                                           --------------
  Transportation/Water (0.4%)
  Royal Caribbean Cruises, Ltd.                                  308,515        7,277,869
                                                                           --------------

Technology (22.5%)
  Office/Business Equipment (4.6%)
  Cisco Systems, Inc. *                                        5,465,967       80,076,416
                                                                           --------------
  Semiconductors (11.9%)
  ASML Holding NV NYRS *                                       1,609,710       35,944,824
  Celestica, Inc.                                                809,320       22,418,164
  Maxim Integrated Products, Inc. *                            1,155,575       57,547,635
  Xilinx, Inc. *                                               2,405,425       90,828,848
                                                                           --------------
                                                                              206,739,471
                                                                           --------------
  Software (6.0%)
  Cerner Corp. *                                                 518,595       27,542,580
  Check Point Software Technologies, Ltd. ADR *                  708,975       12,867,895
  Oracle Corp. *                                               3,132,185       31,447,137
  Teradyne, Inc. *                                               948,605       31,256,535
                                                                           --------------
                                                                              103,114,147
                                                                           --------------

TOTAL COMMON STOCK (COST $1,700,344,099)                                    1,601,385,019
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (7.8%)

Commercial Paper (2.3%)
  Citicorp CP 1.830% 5-1-2002                              $  40,300,000   $   40,300,000
                                                                           --------------

Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
    0.650% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $26,794 on 5-1-2002                            26,794           26,794
                                                                           --------------

United States Government Agencies (5.5%)
  Fannie Mae 1.880% 7-11-2002                                 20,000,000       19,925,000
  Fannie Mae 3.480% 7-26-2002                                 15,000,000       14,943,750
  Federal Home Loan Bank 1.660% 5-1-2002                      25,000,000       25,000,000
  Federal Home Loan Bank 1.870% 9-4-2002                      35,000,000       34,781,250
                                                                           --------------
                                                                               94,650,000
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $134,976,794)                               134,976,794
                                                                           --------------

TOTAL INVESTMENTS (100.2%) (COST $1,835,320,893)                            1,736,361,813
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                  (4,063,008)
                                                                           --------------

NET ASSETS (100.0%)                                                        $1,732,298,805
                                                                           ==============

                                      107
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (74.1%)

Basic Materials (2.0%)
  Chemicals
  E.I. du Pont de Nemours and Company                             14,235   $      633,457
                                                                           --------------

Communications (7.8%)
  Advertising (0.1%)
  Lamar Advertising Company *                                        640           27,475
                                                                           --------------
  Broadcasting (1.8%)
  Clear Channel Communications, Inc. *                             5,720          268,554
  USA Networks, Inc. *                                            10,230          305,979
                                                                           --------------
                                                                                  574,533
                                                                           --------------
  Cable TV (3.3%)
  Comcast Corp. Class A *                                          1,765           49,755
  Comcast Corp. Special Class A *                                 23,250          621,937
  Cox Communications, Inc. Class A *                              11,575          386,489
                                                                           --------------
                                                                                1,058,181
                                                                           --------------
  Newspapers (2.0%)
  Gannett Company, Inc.                                              555           40,681
  Viacom, Inc. Class B *                                          13,074          615,785
                                                                           --------------
                                                                                  656,466
                                                                           --------------
  Publishing (0.5%)
  Valassis Communications, Inc. *                                  4,585          171,433
                                                                           --------------
  Telecommunications Services (0.1%)
  AT&T Wireless Services, Inc. *                                   3,800           34,010
                                                                           --------------

Consumer, Cyclical (8.5%)
  Auto Manufacturing (0.7%)
  Bayerische Motoren Werke (BMW) AG + *                            3,307          131,953
  Harley Davidson, Inc.                                            1,915          101,476
                                                                           --------------
                                                                                  233,429
                                                                           --------------
  Auto Parts/Equipment (1.1%)
  Delphi Automotive Systems Corp.                                 22,750          353,763
                                                                           --------------
  Entertainment (3.9%)
  Liberty Media Corp. *                                           67,825          725,727
  Park Place Entertainment Corp. *                                21,325          262,297
  The Walt Disney Company                                         10,720          248,490
                                                                           --------------
                                                                                1,236,514
                                                                           --------------
  Lodging (0.6%)
  Fairmont Hotels & Resorts, Inc. *                                6,772          193,002
                                                                           --------------
  Retail/Broadline (0.4%)
  Target Corp.                                                     2,740          119,601
                                                                           --------------
  Retail/Grocery (0.8%)
  The Kroger Company *                                            11,600          264,132
                                                                           --------------
  Toys/Games/Hobbies (1.0%)
  Mattel, Inc.                                                    15,160          312,902
                                                                           --------------

Consumer, Non-Cyclical (14.8%)
  Beverages (3.7%)
  Anheuser-Busch Companies, Inc.                                   7,690          407,570
  Coca-Cola Enterprises, Inc.                                     14,015          274,974
  PepsiCo, Inc.                                                    9,599          498,188
                                                                           --------------
                                                                                1,180,732
                                                                           --------------
  Biotechnology (0.2%)
  Amgen, Inc. *                                                      960           50,765
                                                                           --------------
  Commercial Services/Business (2.4%)
  Accenture Ltd.                                                   7,195          154,261
  Fluor Corp.                                                      9,020          372,797
  Paychex, Inc.                                                    6,100          227,713
                                                                           --------------
                                                                                  754,771
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Commercial Services/Technology (0.7%)
  Arbitron, Inc. *                                                10,010   $      223,023
  VeriSign, Inc. *                                                 1,135           10,499
                                                                           --------------
                                                                                  233,522
                                                                           --------------
  Healthcare Products (1.1%)
  Medtronic, Inc.                                                  8,080          361,095
                                                                           --------------
  Healthcare Services (0.6%)
  AFLAC, Inc.                                                      6,090          182,091
                                                                           --------------
  Household Products (1.2%)
  Colgate-Palmolive Company                                        1,215           64,407
  Proctor & Gamble Company                                         3,520          317,715
                                                                           --------------
                                                                                  382,122
                                                                           --------------
  Pharmaceuticals (4.9%)
  Allergan, Inc.                                                   5,215          343,721
  Pfizer, Inc.                                                    16,250          590,688
  Wyeth                                                           11,200          638,400
                                                                           --------------
                                                                                1,572,809
                                                                           --------------

Energy (5.1%)
  Oil and Gas Producers (1.1%)
  EnCana Corp.                                                    11,448          360,040
                                                                           --------------
  Oil and Gas Services (4.0%)
  Conoco, Inc.                                                    14,725          413,036
  Exxon Mobil Corp.                                               21,750          873,697
                                                                           --------------
                                                                                1,286,733
                                                                           --------------

Financial (22.1%)
  Banks (9.0%)
  Bank of America Corp.                                            3,310          239,909
  Citigroup, Inc.                                                 27,315        1,182,739
  J.P. Morgan Chase & Company                                     18,495          649,175
  U.S. Bancorp. NA                                                35,017          829,903
                                                                           --------------
                                                                                2,901,726
                                                                           --------------
  Financial-Diversified (3.4%)
  Berkshire Hathaway, Inc. *                                         165          401,445
  Household International, Inc.                                   11,985          698,606
                                                                           --------------
                                                                                1,100,051
                                                                           --------------
  Insurance (7.4%)
  American International Group, Inc.                               8,031          555,103
  CIGNA Corp.                                                      2,335          254,515
  John Hancock Financial Services, Inc.                            7,280          281,008
  Marsh & McLennan Companies, Inc.                                 5,760          582,221
  MGIC Investment Corp.                                            3,950          281,872
  Principal Financial Group *                                      5,730          159,294
  Prudential Financial, Inc.                                       8,805          282,641
                                                                           --------------
                                                                                2,396,654
                                                                           --------------
  Securities Brokers (2.3%)
  Charles Schwab Corp.                                             9,610          109,458
  Goldman Sachs Group, Inc.                                        3,625          285,469
  Merrill Lynch & Company, Inc.                                    3,520          147,629
  T. Rowe Price Group, Inc.                                        5,645          197,970
                                                                           --------------
                                                                                  740,526
                                                                           --------------

Industrial (5.0%)
  Aerospace/Defense (2.4%)
  General Dynamics Corp.                                           1,435          139,324
  Honeywell International, Inc.                                   17,065          625,944
                                                                           --------------
                                                                                  765,268
                                                                           --------------
  Electronics (2.3%)
  General Electric Company                                        23,310          735,430
                                                                           --------------
  Hand Tools (0.3%)
  The Stanley Works                                                2,350          109,228
                                                                           --------------

                                      108
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Technology (6.7%)
  Computers (1.1%)
  Apple Computer, Inc. *                                          14,495   $      351,794
                                                                           --------------
  Office/Business Equipment (0.9%)
  3M Company                                                       2,220          279,276
                                                                           --------------
  Semiconductors (2.3%)
  Advanced Micro Devices, Inc. *                                  13,135          146,849
  Linear Technology Corp.                                          4,285          166,515
  Maxim Integrated Products, Inc. *                                8,895          442,971
                                                                           --------------
                                                                                  756,335
                                                                           --------------
  Software (2.4%)
  Electronic Arts, Inc. *                                          2,485          146,739
  Microsoft Corp. *                                               11,810          617,191
                                                                           --------------
                                                                                  763,930
                                                                           --------------

Utilities (2.1%)
  Electric (1.0%)
  Duke Energy Corp.                                                8,285          317,564
                                                                           --------------
  Gas (1.1%)
  El Paso Corp.                                                    4,699          187,960
  Kinder Morgan, Inc.                                              3,275          158,543
                                                                           --------------
                                                                                  346,503
                                                                           --------------

TOTAL COMMON STOCK (COST $24,285,178)                                          23,797,863
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (3.2%)

Communications (0.1%)
  Telecommunications Equipment
  Nokia Corp. OY ADR                                               2,850           46,341
                                                                           --------------

Consumer, Cyclical (1.7%)
  Auto Manufacturing
  General Motors Corp.                                            12,740          364,683
  Porsche AG +                                                       355          157,316
                                                                           --------------
                                                                                  521,999
                                                                           --------------

Financial (1.1%)
  Financial-Diversified
  Ford Motor Company Capital Trust II                              6,395          359,911
                                                                           --------------

Utilities (0.3%)
  Electric
  Reliant Energy, Inc.                                             2,985           99,371
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,040,832)                             1,027,622
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (0.1%)

Communications (0.1%)
  Advertising
  Lamar Advertising Company 5.250% 9-15-2006               $      20,000   $       21,750
                                                                           --------------

Energy (0.0%)
  Oil and Gas Producers
  Devon Energy Corp. 144A 0.000% 6-27-2020                         7,000            3,369
                                                                           --------------

TOTAL CONVERTIBLE CORPORATE BONDS (COST $24,957)                                   25,119
                                                                           --------------

NON-CONVERTIBLE CORPORATE BONDS (2.0%)

Consumer Cyclical (0.9%)
  Retail/Broadline
  Wal-Mart Stores, Inc. 4.375% 8-1-2003                          275,000          279,180
                                                                           --------------

Financial (0.7%)
  Securities Brokers
  Merrill Lynch & Company, Inc. 5.360% 2-1-2007                   60,000           59,472
  Merrill Lynch & Company, Inc. 6.150% 1-26-2006                 175,000          180,261
                                                                           --------------
                                                                                  239,733
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Industrial (0.4%)
  Transportation/Railroad
  Wisconsin Central Transportation Corp.
    6.625% 4-15-2008                                       $     115,000   $      118,522
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $628,024)                             637,435
                                                                           --------------

LONG-TERM GOVERNMENT BONDS (1.1%)

United States Government Securities
  Treasury Bonds
    3.000% 1-31-2004                                             250,000          249,803
    5.250% 5-15-2004                                             110,000          114,331
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $361,797)                                  364,134
                                                                           --------------

SHORT-TERM SECURITIES (20.1%)

Repurchase Agreement (0.2%)
  State Street Bank & Trust***
    0.650% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $61,686 on 5-1-2002                            61,685           61,685
                                                                           --------------

United States Government Agencies (19.9%)
  Freddie Mac 1.790% 5-1-2002                                  4,400,000        4,400,000
  Fannie Mae 1.880% 7-11-2002                                  2,000,000        1,992,500
                                                                           --------------
                                                                                6,392,500
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $6,454,269)                                   6,454,185
                                                                           --------------

TOTAL INVESTMENTS (100.6%) (COST $32,795,057)                                  32,306,358
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)                                    (200,545)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   32,105,813
                                                                           ==============

                                      109
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (90.2%)

Basic Materials (9.9%)
  Chemicals (2.8%)
  Cambrex Corp.                                                   43,100   $    1,770,979
  IMC Global, Inc.                                                75,800          955,080
                                                                           --------------
                                                                                2,726,059
                                                                           --------------
  Iron/Steel (1.9%)
  Engelhard Corp.                                                 35,600        1,082,952
  United States Steel Corp.                                       41,800          754,072
                                                                           --------------
                                                                                1,837,024
                                                                           --------------
  Mining (2.0%)
  Newmont Mining Corp. Holding Company                            33,400          952,234
  Stillwater Mining Company *                                     58,500        1,026,675
                                                                           --------------
                                                                                1,978,909
                                                                           --------------
  Paper Products (2.4%)
  Boise Cascade Corp.                                             70,300        2,381,061
                                                                           --------------
  Plastics (0.8%)
  Tupperware Corp.                                                34,700          796,712
                                                                           --------------

Communications (8.2%)
  Advertising (0.5%)
  DoubleClick, Inc. *                                             57,600          446,976
                                                                           --------------
  Broadcasting (1.6%)
  Fox Entertainment Group, Inc. *                                 67,400        1,590,640
                                                                           --------------
  Cable TV (0.7%)
  Cablevision Systems Corp. *                                     18,600          437,100
  Mediacom Communications Corp. *                                 28,900          289,000
                                                                           --------------
                                                                                  726,100
                                                                           --------------
  Newspapers (2.7%)
  Knight-Ridder, Inc.                                             20,000        1,340,000
  The New York Times Company                                      28,700        1,336,272
                                                                           --------------
                                                                                2,676,272
                                                                           --------------
  Telecommunications Diversified (0.2%)
  Western Wireless Corp. *                                        24,300          154,062
                                                                           --------------
  Telecommunications Equipment (1.3%)
  EchoStar Communications Corp. *                                 30,800          837,760
  Millicom International Cellular SA ADR *                        25,900          111,474
  Rockwell Collins, Inc.                                          15,400          366,828
                                                                           --------------
                                                                                1,316,062
                                                                           --------------
  Telecommunications Services (1.2%)
  Cable & Wireless PLC ADR                                       109,600          886,664
  Sprint Corp. - PCS Group *                                      26,300          294,823
                                                                           --------------
                                                                                1,181,487
                                                                           --------------

Consumer Cyclical (9.9%)
  Entertainment (1.8%)
  Liberty Media Corp. *                                          160,100        1,713,070
                                                                           --------------
  Publishing (1.7%)
  Pearson PLC Sponsored ADR                                      133,800        1,663,134
                                                                           --------------
  Retail/Apparel (1.4%)
  Polo Ralph Lauren Corp. *                                       49,100        1,411,625
                                                                           --------------
  Retail/Broadline (3.6%)
  Federated Department Stores, Inc. *                             52,300        2,077,879
  Saks, Inc. *                                                    99,000        1,472,130
                                                                           --------------
                                                                                3,550,009
                                                                           --------------
  Retail/Specialty (1.4%)
  Circuit City Stores, Inc.                                       33,200          715,792
  Toys R Us, Inc. *                                               39,300          678,711
                                                                           --------------
                                                                                1,394,503
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Consumer Non-Cyclical (10.1%)
  Biotechnology (3.5%)
  Fisher Scientific International, Inc. *                         63,200   $    1,799,936
  Invitrogen Corp. *                                              18,400          638,112
  Millipore Corp.                                                 23,900          954,805
                                                                           --------------
                                                                                3,392,853
                                                                           --------------
  Commercial Services/Technology (1.8%)
  Arbitron, Inc. *                                                79,500        1,771,260
                                                                           --------------
  Healthcare Products (1.8%)
  Apogent Technologies, Inc. *                                    74,000        1,716,800
                                                                           --------------
  Healthcare Services (0.9%)
  Health Management Associates, Inc. *                            40,400          862,136
                                                                           --------------
  Pharmaceuticals (2.1%)
  ICN Pharmaceuticals, Inc.                                       37,000        1,023,420
  Novartis AG ADR                                                 24,600        1,032,462
                                                                           --------------
                                                                                2,055,882
                                                                           --------------

Energy (6.4%)
  Oil and Gas Producers (1.9%)
  Apache Corp.                                                    19,990        1,166,017
  Newfield Exploration Company *                                  18,700          707,795
                                                                           --------------
                                                                                1,873,812
                                                                           --------------
  Oil and Gas Services (4.5%)
  Amerada Hess Corp.                                               7,500          576,600
  Conoco, Inc.                                                    43,000        1,206,150
  Diamond Offshore Drilling, Inc.                                 39,400        1,226,128
  Unocal Corp.                                                    37,600        1,398,344
                                                                           --------------
                                                                                4,407,222
                                                                           --------------

Financial (16.1%)
  Insurance (14.5%)
  Aon Corp.                                                       39,900        1,425,627
  CIGNA Corp.                                                     15,900        1,733,100
  CNA Financial Corp. *                                           43,197        1,298,502
  Everest Reinsurance Company                                     27,600        1,874,040
  Hartford Financial Services Group, Inc.                         37,900        2,626,470
  PartnerRe, Ltd. ADR                                              2,700          145,746
  The Allstate Corp.                                              68,500        2,722,190
  XL Capital, Ltd. Class A                                        24,600        2,321,010
                                                                           --------------
                                                                               14,146,685
                                                                           --------------
  Securities Brokers (1.6%)
  A.G. Edwards, Inc.                                              38,800        1,587,696
                                                                           --------------

Industrial (13.2%)
  Aerospace/Defense (1.9%)
  Northrop Grumman Corp.                                          15,000        1,809,900
                                                                           --------------
  Electronic Components/Equipment (1.8%)
  Vishay Intertechnology, Inc. *                                  79,600        1,750,404
                                                                           --------------
  Machinery-Diversified (4.2%)
  FMC Corp. *                                                     28,500        1,102,950
  FMC Technologies, Inc. *                                        72,870        1,657,792
  Pall Corp.                                                      66,400        1,381,120
                                                                           --------------
                                                                                4,141,862
                                                                           --------------
  Packaging & Containers (2.4%)
  Temple-Inland, Inc.                                             44,700        2,366,418
                                                                           --------------
  Transportation/Air (2.9%)
  Delta Air Lines, Inc.                                           68,500        1,898,135
  ExpressJet Holdings, Inc.                                       46,500          667,275
  JetBlue Airways Corp.                                            5,000          251,500
                                                                           --------------
                                                                                2,816,910
                                                                           --------------

                                      110
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Technology (15.2%)
  Computers (5.2%)
  Compaq Computer Corp.                                           93,800   $      952,070
  Hewlett-Packard Company                                         70,600        1,207,260
  Ingram Mirco, Inc. Class A *                                    94,600        1,405,756
  Maxtor Corp.                                                   117,900          817,047
  Solectron Corp. *                                               96,100          701,530
                                                                           --------------
                                                                                5,083,663
                                                                           --------------
  Office/Business Equipment (2.0%)
  Diebold, Inc.                                                   52,100        1,970,422
                                                                           --------------
  Software (8.0%)
  3Com Corp. *                                                   154,200          889,734
  Adobe Systems, Inc.                                             22,300          891,108
  BMC Software, Inc. *                                            87,900        1,271,034
  J.D. Edwards & Company *                                        51,200          568,320
  Parametric Technology Corp. *                                  112,800          455,712
  Sun Microsystems, Inc. *                                        97,400          796,732
  Sybase, Inc. *                                                  92,600        1,301,956
  Synopsys, Inc. *                                                36,200        1,632,982
                                                                           --------------
                                                                                7,807,578
                                                                           --------------

Utilities (1.2%)
  Electric
  PPL Corp.                                                       29,900        1,139,489
                                                                           --------------

TOTAL COMMON STOCK (COST $86,099,429)                                          88,244,697
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (10.7%)

Commercial Paper
  American Express Company 1.880% 5-1-2002                 $   4,720,000   $    4,720,000
  Citicorp CP 1.750% 5-1-2002                                    984,000          984,000
  General Electric Company 1.800% 5-1-2002                     4,720,000        4,720,000
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $10,424,000)                                 10,424,000
                                                                           --------------

TOTAL INVESTMENTS (100.9%) (COST $96,523,429)                                  98,668,697
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)                                    (860,839)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   97,807,858
                                                                           ==============

                                      111
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (63.4%)

Basic Materials (3.7%)
  Paper Products
  Boise Cascade Corp.                                             38,700   $    1,310,769
  Kimberly-Clark Corp.                                            17,000        1,107,040
                                                                           --------------
                                                                                2,417,809
                                                                           --------------

Communications (7.1%)
  Newspapers (3.2%)
  Harte-Hanks, Inc.                                               31,000          995,720
  Viacom, Inc. Class B *                                          23,844        1,123,052
                                                                           --------------
                                                                                2,118,772
                                                                           --------------
  Telecommunications Equipment (0.7%)
  Motorola, Inc.                                                  29,700          457,380
                                                                           --------------
  Telecommunications Services (3.2%)
  ALLTEL Corp.                                                    21,600        1,069,200
  Verizon Communications, Inc.                                    25,400        1,018,794
                                                                           --------------
                                                                                2,087,994
                                                                           --------------

Consumer Cyclical (4.1%)
  Home Furnishings (1.2%)
  Newell Rubbermaid, Inc.                                         24,000          753,600
                                                                           --------------
  Retail/Broadline (1.3%)
  Wal-Mart Stores, Inc.                                           14,900          832,314
                                                                           --------------
  Retail/Specialty (1.6%)
  Home Depot, Inc.                                                22,400        1,038,688
                                                                           --------------

Consumer Non-Cyclical (15.1%)
  Beverages (1.6%)
  The Coca-Cola Company                                           19,000        1,054,690
                                                                           --------------
  Commercial Services/Personal (0.8%)
  H&R Block, Inc.                                                 13,000          521,560
                                                                           --------------
  Commercial Services/Technology (1.3%)
  First Data Corp.                                                10,800          858,492
                                                                           --------------
  Healthcare Products (1.2%)
  Medtronic, Inc.                                                 18,000          804,420
                                                                           --------------
  Healthcare Services (2.1%)
  Tenet Healthcare Corp. *                                        12,000          880,440
  Triad Hospitals, Inc. *                                         12,000          504,000
                                                                           --------------
                                                                                1,384,440
                                                                           --------------
  Household Products (1.8%)
  Colgate-Palmolive Company                                       22,500        1,192,725
                                                                           --------------
  Pharmaceuticals (5.1%)
  Alcon, Inc.                                                     31,100        1,077,615
  Pfizer, Inc.                                                    29,700        1,079,595
  Teva Pharmaceutical Industries, Ltd. ADS                        19,300        1,080,993
                                                                           --------------
                                                                                3,238,203
                                                                           --------------
  Tobacco (1.2%)
  Philip Morris Companies, Inc.                                   14,300          778,349
                                                                           --------------

Energy (6.9%)
  Oil and Gas Producers (2.2%)
  Anadarko Petroleum Corp.                                        12,000          645,840
  EOG Resources, Inc.                                             18,300          778,665
                                                                           --------------
                                                                                1,424,505
                                                                           --------------
  Oil and Gas Services (4.7%)
  Exxon Mobil Corp.                                               33,400        1,341,678
  Schlumberger, Ltd.                                              12,400          678,900
  Unocal Corp.                                                    29,000        1,078,510
                                                                           --------------
                                                                                3,099,088
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Financial (11.5%)
  Banks (7.5%)
  Citigroup, Inc.                                                 22,800   $      987,240
  Cullen/Frost Bankers, Inc.                                      26,000          981,240
  FleetBoston Financial Corp.                                     22,000          776,600
  Mellon Financial Corp.                                          27,800        1,049,728
  Wells Fargo & Company                                           21,000        1,074,150
                                                                           --------------
                                                                                4,868,958
                                                                           --------------
  Insurance (3.1%)
  American International Group, Inc.                              16,775        1,159,488
  Loews Corp.                                                     27,000          886,140
                                                                           --------------
                                                                                2,045,628
                                                                           --------------
  Real Estate (0.9%)
  Crescent Real Estate Equities Company                           30,000          588,600
                                                                           --------------

Industrial (3.9%)
  Electronics (2.3%)
  General Electric Company                                        48,000        1,514,400
                                                                           --------------
  Trucking & Leasing (1.6%)
  United Parcel Service, Inc.                                     17,500        1,050,700
                                                                           --------------

Technology (11.1%)
  Computers (3.1%)
  Dell Computer Corp. *                                           33,700          887,658
  EMC Corp. *                                                     44,200          403,988
  International Business Machines Corp.                            8,500          711,960
                                                                           --------------
                                                                                2,003,606
                                                                           --------------
  Office/Business Equipment (1.8%)
  Cisco Systems, Inc. *                                           29,700          435,105
  Diebold, Inc.                                                   19,800          748,836
                                                                           --------------
                                                                                1,183,941
                                                                           --------------
  Semiconductors (2.2%)
  Intel Corp.                                                     28,300          809,663
  Texas Instruments, Inc.                                         20,000          618,600
                                                                           --------------
                                                                                1,428,263
                                                                           --------------
  Software (2.9%)
  Microsoft Corp. *                                               18,200          951,132
  Sun Microsystems, Inc. *                                        30,000          245,400
  SunGard Data Systems, Inc. *                                    24,000          714,240
                                                                           --------------
                                                                                1,910,772
                                                                           --------------
  United States Government Agencies (1.1%)
  Fannie Mae                                                       9,000          710,370
                                                                           --------------

TOTAL COMMON STOCK (COST $39,150,902)                                          41,368,267
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (3.9%)

Communications (0.8%)
  Newspapers
  Tribune Company                                                  8,100          553,838
                                                                           --------------

Financial (1.6%)
  Insurance
  Prudential Financial, Inc.                                      19,000        1,073,690
                                                                           --------------

Technology (1.5%)
  Software
  Raytheon Company                                                14,000          983,360
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $2,667,485)                             2,610,888
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (2.3%)

Basic Materials
  Paper Products
  Kimberly-Clark Corp. 7.100% 8-1-2007 (cost $1,427,402)   $   1,400,000   $    1,524,250
                                                                           --------------

                                      112
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS (27.8%)

Basic Materials (1.9%)
  Chemicals (1.1%)
  PolyOne Corp. 9.375% 9-15-2003                           $     700,000   $      748,125
                                                                           --------------
  Paper Products (0.8%)
  Kimberly-Clark Corp. 7.000% 8-15-2023                          500,000          507,500
                                                                           --------------

Communications (7.1%)
  Cable TV (1.7%)
  Continental Cablevision, Inc. 8.875% 9-15-2005               1,000,000        1,077,500
                                                                           --------------
  Newspapers (1.6%)
  Viacom, Inc. 144A 7.150% 5-20-2005                           1,000,000        1,058,750
                                                                           --------------
  Telecommunications Diversified (0.8%)
  Vodafone Group PLC ADR 7.000% 10-1-2003                        500,000          523,750
                                                                           --------------
  Telecommunications Services (3.0%)
  ALLTEL Corp. 7.250% 4-1-2004                                   800,000          837,001
  GTE Hawaiian Telephone Company, Ltd. 7.375% 9-1-2006           550,000          578,187
  GTE Hawaiian Telephone Company, Ltd. 6.750% 2-15-2005          500,000          520,000
                                                                           --------------
                                                                                1,935,188
                                                                           --------------

Consumer Cyclical (1.9%)
  Retail/Broadline (1.0%)
  Wal-Mart Stores, Inc. 6.550% 8-10-2004                         600,000          636,000
                                                                           --------------
  Retail/Specialty (0.9%)
  RadioShack Corp. 6.950% 9-1-2007                               600,000          618,750
                                                                           --------------

Consumer Non-Cyclical (2.4%)
  Beverages (1.5%)
  Anheuser-Busch Companies, Inc. 5.375% 9-15-2008              1,000,000        1,006,250
                                                                           --------------
  Household Products (0.9%)
  Procter & Gamble Company 5.250% 9-15-2003                      600,000          615,750
                                                                           --------------

Energy (2.5%)
  Oil and Gas Services
  Aristech Chemicals Corp. 144A 6.875% 11-15-2006                600,000          606,750
  Pennzoil-Quaker State Company 9.400% 12-1-2002               1,000,000        1,031,250
                                                                           --------------
                                                                                1,638,000
                                                                           --------------

Financial (8.5%)
  Banks (2.8%)
  J.P. Morgan Chase & Company 7.625% 9-15-2004                   200,000          214,250
  Mellon Financial Corp. 6.500% 8-1-2005                         500,000          533,125
  Wells Fargo & Company 7.550% 6-21-2010                       1,000,000        1,097,500
                                                                           --------------
                                                                                1,844,875
                                                                           --------------
  Financial-Diversified (5.1%)
  Associates Corp. of North America 6.875% 11-15-2008          1,000,000        1,060,000
  Block Financial Corp. 6.750% 11-1-2004                         600,000          630,750
  Block Financial Corp. 8.500% 4-15-2007                         700,000          769,125
  General Electric Capital Corp. 8.125% 4-1-2008                 600,000          663,000
  Wells Fargo Financial, Inc. 7.000% 1-15-2003                   200,000          206,000
                                                                           --------------
                                                                                3,328,875
                                                                           --------------
  Insurance (0.6%)
  Hartford Life, Inc. Class A 6.900% 6-15-2004                   400,000          421,000
                                                                           --------------

Industrial (1.5%)
  Electronic Components/Equipment (0.7%)
  Thomas & Betts Corp. 6.500% 1-15-2006                          525,000          481,030
                                                                           --------------
  Hand Tools (0.8%)
  The Black & Decker Corp. 7.500% 4-1-2003                       500,000          518,750
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Utilities (2.0%)
  Electric (1.8%)
  Interstate Power Company 8.625% 9-15-2021                $     140,000   $      145,075
  Kentucky Utilities Company 8.550% 5-15-2027                    250,000          261,562
  Public Service Electric and Gas Company 6.375% 5-
    1-2023                                                       750,000          761,251
                                                                           --------------
                                                                                1,167,888
                                                                           --------------
  Gas (0.2%)
  Southwest Gas Corp. 7.500% 8-1-2006                            150,000          146,625
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $17,431,294)                       18,274,606
                                                                           --------------

LONG-TERM GOVERNMENT BONDS (1.9%)

United States Government Securities
  Treasury Notes
    5.750% 8-15-2003                                             700,000          727,944
    6.250% 8-31-2002                                             500,000          507,205
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $1,194,090)                              1,235,149
                                                                           --------------

SHORT-TERM SECURITIES (0.3%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $174,303)                              174,303          174,303
                                                                           --------------

TOTAL INVESTMENTS (99.6%) (COST $62,045,476)                                   65,187,463
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                      242,166
                                                                           --------------

NET ASSETS (100.0%)                                                        $   65,429,629
                                                                           ==============

                                      113
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX MODERATE ASSET ALLOCATION

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (88.8%)

Aggressive (23.3%)
  IDEX Great Companies America(SM)                                44,181   $      388,355
  IDEX Isabelle Small Cap Value                                   33,342          417,445
  IDEX Janus Growth                                                  245            4,826
  IDEX T. Rowe Price Health Sciences                              10,442          101,497
  IDEX T. Rowe Price Small Cap                                    19,590          207,463
  IDEX T. Rowe Price Tax-Efficient Growth                         51,522          500,800
  IDEX Transamerica Equity                                       119,577          777,251
  IDEX Transamerica Growth Opportunities                          53,078          311,568
                                                                           --------------
                                                                                2,709,205
                                                                           --------------

Conservative (24.4%)
  IDEX American Century Income & Growth                           65,649          598,728
  IDEX Goldman Sachs Growth                                       56,776          505,312
  IDEX Janus Growth & Income                                      58,860          503,847
  IDEX Jennison Equity Opportunity                                23,536          206,416
  IDEX Salomon All Cap                                            28,853          410,294
  IDEX Salomon Investors Value                                    46,160          603,321
  IDEX Transamerica Value Balanced                                   935           10,607
                                                                           --------------
                                                                                2,838,525
                                                                           --------------

Fixed Income (32.7%)
  IDEX Janus Flexible Income                                      99,814          953,227
  IDEX PIMCO Total Return                                        149,016        1,496,121
  IDEX Transamerica Conservative High-Yield Bond                  95,256          836,352
  IDEX Transamerica Convertible Securities                        50,594          523,652
                                                                           --------------
                                                                                3,809,352
                                                                           --------------

International (8.0%)
  IDEX American Century International                             48,945          420,932
  IDEX Gabelli Global Growth                                      42,848          309,365
  IDEX Great Companies - Global(2)                                29,588          204,160
                                                                           --------------
                                                                                  934,457
                                                                           --------------

Money Market (0.4%)
  IDEX Transamerica Money Market                                  51,539           51,539
                                                                           --------------

TOTAL MUTUAL FUNDS (COST $10,528,016)                                          10,343,078
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.8%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $441,401)                        $     441,401   $      441,401
                                                                           --------------

TOTAL INVESTMENTS (92.6%) (COST $10,969,417)                                   10,784,479
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (7.4%)                                      867,209
                                                                           --------------

NET ASSETS (100.0%)                                                        $   11,651,688
                                                                           ==============

                                      114
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX MODERATELY AGGRESSIVE ASSET ALLOCATION

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (84.8%)

Aggressive (29.5%)
  IDEX Great Companies America(SM)                                48,777   $      428,751
  IDEX Isabelle Small Cap Value                                   58,078          727,143
  IDEX Janus Growth                                               16,346          321,206
  IDEX PBHG Technology & Communications                          116,804          188,055
  IDEX PBHG Mid Cap Growth                                        23,666          227,904
  IDEX T. Rowe Price Health Sciences                              20,143          195,796
  IDEX T. Rowe Price Small Cap                                    21,020          222,609
  IDEX T. Rowe Price Tax-Efficient Growth                            455            4,426
  IDEX Transamerica Equity                                       147,397          958,083
  IDEX Transamerica Growth Opportunities                          95,052          557,957
                                                                           --------------
                                                                                3,831,930
                                                                           --------------

Conservative (26.8%)
  IDEX American Century Income & Growth                           80,065          730,200
  IDEX Goldman Sachs Growth                                       72,796          647,893
  IDEX Janus Growth & Income                                      63,416          542,848
  IDEX Jennison Equity Opportunity                                27,751          243,382
  IDEX Salomon All Cap                                            38,706          550,405
  IDEX Salomon Investors Value                                    59,968          770,714
                                                                           --------------
                                                                                3,485,442
                                                                           --------------

Fixed Income (17.4%)
  IDEX Janus Flexible Income                                      71,316          681,075
  IDEX PIMCO Total Return                                         79,722          800,412
  IDEX Transamerica Conservative High-Yield Bond                  89,066          782,003
                                                                           --------------
                                                                                2,263,490
                                                                           --------------

International (11.1%)
  IDEX American Century International                             73,795          634,638
  IDEX Gabelli Global Growth                                      67,324          486,080
  IDEX Great Companies - Global(2)                                47,527          327,939
                                                                           --------------
                                                                                1,448,657
                                                                           --------------

TOTAL MUTUAL FUNDS (COST $11,266,498)                                          11,029,519
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (5.4%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $696,047)                        $     696,047   $      696,047
                                                                           --------------

TOTAL INVESTMENTS (90.2%) (COST $11,962,545)                                   11,725,566
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (9.8%)                                    1,274,599
                                                                           --------------

NET ASSETS (100.0%)                                                        $   13,000,165
                                                                           ==============

                                      115
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX MUNDER NET50

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (94.2%)

Communications (11.5%)
  Advertising (8.2%)
  DoubleClick, Inc. *                                             10,150   $       78,764
  Getty Images, Inc. *                                               400           13,924
  TMP Worldwide, Inc. *                                            1,050           31,679
                                                                           --------------
                                                                                  124,367
                                                                           --------------
  Telecommunications Diversified (1.3%)
  Vodafone Group PLC ADR                                           1,200           19,440
                                                                           --------------
  Telecommunications Equipment (1.1%)
  Gilat Satellite Networks, Ltd. *                                 1,178            2,356
  QUALCOMM, Inc. *                                                   500           15,080
                                                                           --------------
                                                                                   17,436
                                                                           --------------
  Telecommunications Services (0.9%)
  Wavecom SA ADR                                                     400           13,860
                                                                           --------------

Consumer Cyclical (0.5%)
  Retail/Broadline (0.1%)
  Amazon.com, Inc. *                                                 100            1,669
                                                                           --------------
  Retail/Specialty (0.4%)
  1-800-Flowers.com, Inc. *                                          400            5,516
                                                                           --------------

Consumer Non-Cyclical (37.6%)
  Commercial Services/Business (15.8%)
  DiamondCluster International, Inc. *                               800           10,080
  eBay, Inc. *                                                     1,430           75,933
  Hotel Reservations, Inc. Class A                                   400           25,168
  Overture Services, Inc. *                                        3,300          112,827
  Ticketmaster Corp. Class B *                                       700           16,471
                                                                           --------------
                                                                                  240,479
                                                                           --------------
  Commercial Services/Technology (19.5%)
  AOL Time Warner, Inc. *                                          3,000           57,060
  CNET Networks, Inc. *                                            7,000           28,700
  Digital Insight Corp. *                                            300            5,703
  InfoSpace, Inc. *                                               15,500           18,135
  Inktomi Corp. *                                                  4,700           10,904
  Multex.Com, Inc. *                                               1,900            8,436
  NDS Group PLC ADR + *                                            1,200           13,140
  Register.com, Inc. *                                             1,500           12,630
  SportsLine.com, Inc.                                             3,900            9,906
  Trizetto Group, Inc.                                             1,000           11,800
  VeriSign, Inc. *                                                 3,050           28,212
  WebEx Communications, Inc. *                                       400            6,892
  Yahoo!, Inc. *                                                   5,800           85,608
                                                                           --------------
                                                                                  297,126
                                                                           --------------
  Commercial Services/Transportation (2.3%)
  Expedia, Inc. Class A *                                            400           32,334
  Expedia, Inc. - Warrants Exp. 2-4-09                                57            2,622
                                                                           --------------
                                                                                   34,956
                                                                           --------------

Financial (4.8%)
  Savings & Loan (0.3%)
  Net.b@nk, inc.                                                     300            4,815
                                                                           --------------
  Securities Brokers (4.5%)
  Charles Schwab Corp.                                             1,300           14,807
  E*TRADE Group, Inc. *                                            7,200           54,288
                                                                           --------------
                                                                                   69,095
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Technology (39.8%)
  Computers (5.0%)
  Dell Computer Corp. *                                            1,700   $       44,778
  EMC Corp. *                                                      3,350           30,619
                                                                           --------------
                                                                                   75,397
                                                                           --------------
  Office/Business Equipment (6.4%)
  Cisco Systems, Inc. *                                            6,700           98,155
                                                                           --------------
  Semiconductors (1.8%)
  Applied Micro Circuits Corp. *                                     650            4,388
  Broadcom Corp. Class A *                                           300           10,350
  Finisar Corp. *                                                    300            1,917
  PMC - Sierra, Inc. *                                               700           10,892
                                                                           --------------
                                                                                   27,547
                                                                           --------------
  Software (26.6%)
  Brocade Communications Systems, Inc. *                           1,000           25,590
  Check Point Software Technologies, Ltd. ADR *                    2,025           36,754
  Internet Security Systems, Inc. *                                1,600           31,360
  Intuit, Inc. *                                                   1,600           62,688
  Micromuse, Inc. *                                                1,500           12,240
  Microsoft Corp. *                                                1,400           73,164
  Oracle Corp. *                                                   6,900           69,276
  Riverdeep Group PLC ADR                                          1,700           34,187
  Sun Microsystems, Inc. *                                           900            7,362
  TIBCO Software, Inc. *                                           2,300           19,297
  VERITAS Software Corp. *                                           900           25,506
  Websense, Inc.*                                                    300            8,013
                                                                           --------------
                                                                                  405,437
                                                                           --------------

TOTAL COMMON STOCK (COST $2,088,493)                                            1,435,295
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (0.9%)

Communications
  Telecommunications Equipment
  Nokia Corp. OY ADR (cost $27,133)                                  800           13,008
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (7.1%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $108,246)                        $     108,246   $      108,246
                                                                           --------------

TOTAL INVESTMENTS (102.2%) (COST $2,223,872)                                    1,556,549
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.2%)                                     (32,975)
                                                                           --------------

NET ASSETS (100.0%)                                                        $    1,523,574
                                                                           ==============

                                      116
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX PBHG MID CAP GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (93.6%)

Basic Materials (0.7%)
  Chemicals
  OM Group, Inc.                                                   8,000   $      534,000
                                                                           --------------

Communications (4.4%)
  Telecommunications Equipment
  Advanced Fibre Communications, Inc. *                           41,400          734,436
  L-3 Communications Holdings, Inc. *                             11,200        1,431,136
  UTStarcom, Inc. *                                               43,100        1,055,950
                                                                           --------------
                                                                                3,221,522
                                                                           --------------

Consumer, Cyclical (15.2%)
  Restaurants (5.2%)
  California Pizza Kitchen, Inc. *                                 3,000           70,200
  Darden Restaurants, Inc.                                        12,900          514,710
  Starbucks Corp. *                                               45,800        1,045,156
  Sonic Corp. *                                                   19,900          583,269
  The Cheesecake Factory, Inc.                                    37,700        1,569,451
                                                                           --------------
                                                                                3,782,786
                                                                           --------------
  Retail/Apparel (1.7%)
  Chico's FAS, Inc.                                               11,150          402,292
  Ross Stores, Inc.                                               20,600          836,566
                                                                           --------------
                                                                                1,238,858
                                                                           --------------
  Retail/Broadline (3.5%)
  99 Cents Only Stores                                            39,733        1,234,902
  CDW Computer Centers, Inc. *                                     9,700          531,560
  Family Dollar Stores, Inc.                                      22,400          775,040
                                                                           --------------
                                                                                2,541,502
                                                                           --------------
  Retail/Grocery (1.4%)
  Whole Foods Market, Inc. *                                      21,500        1,005,340
                                                                           --------------
  Retail/Specialty (3.4%)
  Bed, Bath & Beyond, Inc. *                                      18,000          669,060
  Dollar Tree Stores, Inc. *                                       6,400          244,096
  Michaels Stores, Inc. *                                         12,400          501,580
  O'Reilly Automotive, Inc. *                                     11,500          372,485
  Williams-Sonoma, Inc. *                                         12,000          691,320
                                                                           --------------
                                                                                2,478,541
                                                                           --------------

Consumer, Non-Cyclical (39.6%)
  Biotechnology (0.9%)
  Pharmaceutical Product Development, Inc. *                      14,000          352,520
  Varian, Inc. *                                                   8,600          290,164
                                                                           --------------
                                                                                  642,684
                                                                           --------------
  Commercial Services/Business (1.9%)
  The Corporate Executive Board Company *                         36,800        1,398,400
                                                                           --------------
  Commercial Services/Education (8.3%)
  Apollo Group, Inc. Class A *                                    56,400        2,162,376
  Career Education Corp. *                                        42,100        1,892,395
  Corinthian Colleges, Inc. *                                     33,500        1,972,815
                                                                           --------------
                                                                                6,027,586
                                                                           --------------
  Commercial Services/Technology (6.6%)
  CACI International, Inc. Class A                                23,800          718,141
  ChoicePoint, Inc. *                                             20,200        1,119,888
  Documentum, Inc.                                                35,200          683,584
  Mercury Interactive Corp. *                                     12,600          469,602
  The BISYS Group, Inc. *                                         53,700        1,836,540
                                                                           --------------
                                                                                4,827,755
                                                                           --------------
  Healthcare Products (3.1%)
  CYTYC Corp. *                                                   19,600          307,916
  Varian Medical Systems, Inc. *                                  45,000        1,950,750
                                                                           --------------
                                                                                2,258,666
                                                                           --------------
  Healthcare Services (17.7%)
  Accredo Health, Inc. *                                          14,800          958,004
  AdvancePCS                                                      40,900        1,382,829
  Community Health Systems, Inc. *                                32,900          954,758
  Cross Country, Inc.                                             12,300          372,198
  Express Scripts, Inc.                                           27,900        1,763,559
  Laboratory Corp. of America Holdings *                          12,700        1,259,840
  LifePoint Hospitals, Inc. *                                      9,300          390,600
  Mid Atlantic Medical Services, Inc.                             19,100          695,813
  Pediatrix Medical Group, Inc. *                                 27,900        1,311,021

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Healthcare Services (continued)
  Province Healthcare Company *                                   21,700   $      835,667
  Renal Care Group, Inc. *                                        16,900          599,950
  Triad Hospitals, Inc. *                                         11,900          499,800
  Trigon Healthcare, Inc. *                                        9,600          966,336
  WellPoint Health Networks, Inc. *                               12,000          900,960
                                                                           --------------
                                                                               12,891,335
                                                                           --------------
  Pharmaceuticals (1.1%)
  First Horizon Pharmaceutical Corp.                              15,300          398,412
  Medicis Pharmaceutical Corp. Class A *                           8,100          433,755
                                                                           --------------
                                                                                  832,167
                                                                           --------------

Financial (4.0%)
  Banks (2.8%)
  Associated Banc-Corp                                             6,950          260,347
  Commerce Bancorp, Inc.                                          10,300          508,717
  Greater Bay Bancorp                                             18,800          629,612
  Investors Financial Services Corp.                               8,500          625,940
                                                                           --------------
                                                                                2,024,616
                                                                           --------------
  Savings & Loan (1.2%)
  Independence Community Bank Corp.                               14,100          459,519
  New York Community Bancorp                                      14,200          421,172
                                                                           --------------
                                                                                  880,691
                                                                           --------------

Industrial (8.8%)
  Aerospace/Defense (2.4%)
  Alliant Techsystems, Inc. *                                     16,300        1,755,510
                                                                           --------------
  Engineering/Construction (1.6%)
  Jacobs Engineering Group, Inc.                                  30,400        1,199,584
                                                                           --------------
  Environmental Control (2.5%)
  Photon Dynamics, Inc.                                            9,800          474,712
  Waste Connections, Inc.                                         37,600        1,327,280
                                                                           --------------
                                                                                1,801,992
                                                                           --------------
  Machinery-Diversified (2.3%)
  Kulicke and Soffa Industries, Inc. *                            43,500          789,090
  Lam Research Corp. *                                            33,500          859,610
                                                                           --------------
                                                                                1,648,700
                                                                           --------------

Technology (20.9%)
  Semiconductors (12.7%)
  Broadcom Corp. Class A *                                        10,700          369,150
  Cymer, Inc. *                                                   15,500          732,685
  GlobespanVirata, Inc.                                            1,900           11,210
  Integrated Circuit Systems, Inc.                                 8,400          167,160
  Intersil Corp. Class A +                                        55,900        1,500,915
  Microchip Technology, Inc. *                                    45,900        2,042,550
  Novellus Systems, Inc. *                                        26,500        1,256,100
  Photronics, Inc.                                                14,500          479,515
  QLogic Corp. *                                                  19,800          905,058
  RF Micro Devices, Inc. *                                        15,000          261,000
  Semtech Corp. *                                                 33,100        1,058,538
  Silicon Laboratories, Inc.                                      15,900          470,004
                                                                           --------------
                                                                                9,253,885
                                                                           --------------
  Software (8.2%)
  Activision, Inc. *                                              19,100          601,268
  Electronic Arts, Inc. *                                         22,700        1,340,435
  Integrated Defense Technology, Inc.                             22,000          658,900
  JDA Software Group, Inc.                                        38,700        1,170,288
  Retek, Inc. *                                                   33,100          781,127
  Teradyne, Inc. *                                                28,000          922,600
  THQ, Inc. *                                                     13,300          466,298
                                                                           --------------
                                                                                5,940,916
                                                                           --------------

TOTAL COMMON STOCK (COST $59,290,183)                                          68,187,036
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (6.4%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002 (cost $4,656,933)                      $   4,656,933   $    4,656,933
                                                                           --------------

TOTAL INVESTMENTS (100.0%) (COST $63,947,116)                                  72,843,969
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)                                       23,274
                                                                           --------------

NET ASSETS (100.0%)                                                        $   72,867,243
                                                                           ==============

                                      117
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX PBHG TECHNOLOGY & COMMUNICATIONS

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (99.5%)

Communications (5.8%)
  Broadcasting (0.4%)
  Radio One, Inc. *                                                6,200   $      132,680
                                                                           --------------
  Cable TV (0.1%)
  Adelphia Communications Corp. *                                  4,000           24,080
                                                                           --------------
  Telecommunications Equipment (3.8%)
  Harmonic, Inc. *                                                24,000          193,200
  Polycom, Inc. *                                                  3,700           76,294
  QUALCOMM, Inc. *                                                27,300          823,368
  Terayon Communications Systems, Inc. *                          26,100           62,640
                                                                           --------------
                                                                                1,155,502
                                                                           --------------
  Telecommunications Services (1.5%)
  AT&T Wireless Services, Inc. *                                  30,293          271,122
  Extreme Networks, Inc. *                                        17,600          158,224
                                                                           --------------
                                                                                  429,346
                                                                           --------------

Consumer Non-Cyclical (16.0%)
  Biotechnology (2.3%)
  KLA-Tencor Corp. *                                              11,800          695,846
                                                                           --------------
  Commercial Services/Business (7.8%)
  Concord EFS, Inc. *                                              4,800          151,795
  eBay, Inc. *                                                    20,500        1,088,550
  Overture Services, Inc. *                                       31,600        1,080,404
                                                                           --------------
                                                                                2,320,749
                                                                           --------------
  Commercial Services/Technology (5.9%)
  AOL Time Warner, Inc. *                                         31,300          595,326
  Automatic Data Processing, Inc.                                  2,900          147,436
  Documentum, Inc.                                                 9,700          188,374
  Juniper Networks, Inc. *                                        14,300          144,573
  Mercury Interactive Corp. *                                     14,800          551,596
  The BISYS Group, Inc. *                                          4,500          153,900
                                                                           --------------
                                                                                1,781,205
                                                                           --------------

Industrial (8.2%)
  Electronics (0.8%)
  Gemstar-TV Guide International, Inc. *                          25,600          229,376
                                                                           --------------
  Environmental Control (1.4%)
  Mykrolis Corp.                                                  29,200          430,408
                                                                           --------------
  Machinery-Diversified (6.0%)
  Applied Materials, Inc. *                                       43,600        1,060,352
  FEI Company                                                      6,600          174,438
  Kulicke and Soffa Industries, Inc. *                            16,200          293,868
  Lam Research Corp. *                                            10,400          266,864
                                                                           --------------
                                                                                1,795,522
                                                                           --------------

Technology (69.5%)
  Computers (5.7%)
  EMC Corp. *                                                     15,700          143,498
  Emulex Corp. *                                                  40,200        1,165,398
  Netscreen Technologies, Inc.                                    24,100          236,903
  Western Digital Corp. *                                         29,400          181,986
                                                                           --------------
                                                                                1,727,785
                                                                           --------------
  Office/Business Equipment (4.9%)
  Cisco Systems, Inc. *                                           82,400        1,207,160
  Jabil Circuit, Inc. *                                           12,700          259,207
                                                                           --------------
                                                                                1,466,367
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Semiconductors (38.5%)
  Altera Corp. *                                                  13,000   $      267,280
  Benchmark Electronics, Inc. *                                    3,600          109,440
  Broadcom Corp. Class A *                                        48,600        1,676,700
  ChipPAC, Inc.-A                                                 26,600          243,390
  Conexant Systems, Inc. *                                        39,800          405,960
  Finisar Corp. *                                                 51,800          331,002
  GlobespanVirata, Inc.                                           37,200          219,480
  Intel Corp.                                                     10,900          311,849
  Intersil Corp. Class A +                                        32,300          867,255
  Linear Technology Corp.                                          8,900          345,854
  LSI Logic Corp. *                                               47,900          615,515
  Marvell Technology Group, Ltd. *                                31,000        1,116,000
  Maxim Integrated Products, Inc. *                               14,500          722,100
  Micron Technology, Inc. *                                        5,000          118,500
  Microtune, Inc.                                                  9,600          107,040
  National Semiconductor Corp. *                                   2,100           66,192
  Novellus Systems, Inc. *                                         6,700          317,580
  PMC - Sierra, Inc. *                                            21,000          326,760
  RF Micro Devices, Inc. *                                        43,500          756,900
  Taiwan Semiconductor Manufacturing Company, Ltd. ADR *          24,000          424,800
  Texas Instruments, Inc.                                         33,000        1,020,690
  Vitesse Semiconductor Corp. *                                   26,700          159,666
  Xilinx, Inc. *                                                  28,500        1,076,160
                                                                           --------------
                                                                               11,606,113
                                                                           --------------
  Software (20.4%)
  Activision, Inc. *                                               6,600          207,768
  Ariba, Inc. *                                                   71,400          267,750
  BEA Systems, Inc. *                                             12,200          130,784
  Brocade Communications Systems, Inc. *                          47,600        1,218,084
  Microsoft Corp. *                                               26,400        1,379,664
  PeopleSoft, Inc. *                                               9,800          227,066
  Quest Software, Inc. *                                          10,800          140,400
  Rational Software Corp. *                                       12,800          186,496
  Retek, Inc. *                                                    3,400           80,237
  Siebel Systems, Inc. *                                          41,700        1,008,723
  Sun Microsystems, Inc. *                                        17,700          144,786
  Teradyne, Inc. *                                                19,100          629,345
  THQ, Inc. *                                                      6,900          241,914
  VERITAS Software Corp. *                                         9,200          260,728
                                                                           --------------
                                                                                6,123,745
                                                                           --------------

TOTAL COMMON STOCK (COST $36,300,122)                                          29,918,724
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (0.5%)

Communications
  Telecommunications Equipment
  Nokia Corp. OY ADR (cost $209,490)                               8,700          141,462
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.0%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $599,048)                        $     599,048   $      599,048
                                                                           --------------

TOTAL INVESTMENTS (102.0%) (COST $37,108,660)                                  30,659,234
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)                                    (592,415)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   30,066,819
                                                                           ==============

                                      118
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX PIMCO TOTAL RETURN

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS (34.1%)

Basic Materials (0.3%)
  Paper Products
  Bowater Canada Finance 7.950% 11-15-2011                 $      10,000   $       10,100
  Weyerhaeuser Company 144A W-RR
    3.085% 9-15-2003                                              10,000           10,004
                                                                           --------------
                                                                                   20,104
                                                                           --------------

Communications (9.1%)
  Broadcasting (0.2%)
  Cox Enterprises, Inc. 144A 6.625% 6-14-2002                     20,000           20,056
                                                                           --------------
  Cable TV (2.0%)
  British Sky Broadcasting Group 8.200% 7-15-2009 +               10,000           10,153
  Comcast Corp. 6.750% 1-30-2011                                  60,000           57,443
  Cox Communications, Inc.
    6.150% 8-1-2003                                               50,000           50,984
    6.500% 11-15-2002                                             10,000           10,122
    6.750% 3-15-2011                                              10,000            9,577
  CSC Holdings, Inc. 7.875% 12-15-2007                            10,000            9,798
  Rogers Cable Systems 10.000% 3-15-2005                          10,000           10,750
  TCI Communications, Inc. 8.250% 1-15-2003                       15,000           15,384
                                                                           --------------
                                                                                  174,211
                                                                           --------------
  Telecommunications Services (6.9%)
  AT&T Wireless Services, Inc. 8.125% 5-1-2012                    50,000           49,369
  AT&T, Corp. 7.300% 11-15-2011                                   60,000           55,126
  AT&T, Corp. 8.000% 11-15-2031                                   30,000           26,450
  British Telecom PLC 3.295% 12-15-2003                          100,000          100,219
  Continental Cablevision, Inc. 8.300% 5-15-2006                 100,000          105,412
  Deutsche Telekom International Finance
    8.250% 6-15-2030                                              60,000           62,738
  Deutsche Telekom International Finance BV ADR 8.000%
    6-15-2010                                                     10,000           10,549
  France Telecom 9.000% 3-1-2031 +                                50,000           52,569
  France Telecom 3.750% 3-14-2003 +                               50,000           50,149
  France Telecom 8.250% 3-1-2011 +                                10,000           10,178
  Qwest Communications International, Inc.
    7.625% 6-9-2003                                               50,000           48,515
  Worldcom, Inc. 144A 7.375% 1-15-2003                            10,000            7,800
                                                                           --------------
                                                                                  579,074
                                                                           --------------

Consumer Cyclical (4.0%)
  Auto Manufacturing (1.4%)
  DaimlerChrysler NA Holding 2.180% 8-23-2002                     50,000           49,969
  Ford Motor Company 7.450% 7-16-2031                             70,000           66,135
                                                                           --------------
                                                                                  116,104
                                                                           --------------
  Entertainment (0.3%)
  Park Place Entertainment Corp.
    8.500% 11-15-2006                                             20,000           21,025
                                                                           --------------
  Leisure Time (0.3%)
  Harrahs Operating Company, Inc. 8.000% 2-1-2011                 10,000           10,655
  Harrahs Operating Company, Inc. 7.500% 1-15-2009                10,000           10,399
                                                                           --------------
                                                                                   21,054
                                                                           --------------
  Lodging (1.4%)
  Boyd Gaming Corp. 8.750% 4-15-2012                              15,000           15,694
  International Game Technology 8.375% 5-15-2009                  10,000           10,625
  ITT Corp. 6.750% 11-15-2003                                     10,000           10,039
  MGM Mirage, Inc. 6.625% 2-1-2005                                20,000           20,269
  Starwood Hotels & Resorts Worldwide, Inc.
    7.875% 5-1-2012                                               50,000           50,438
  Station Casinos, Inc. 8.375% 2-15-2008                          10,000           10,400
                                                                           --------------
                                                                                  117,465
                                                                           --------------
  Retail/Grocery (0.6%)
  Safeway, Inc. 7.000% 9-15-2002                                  50,000           50,790
                                                                           --------------

Consumer Non-Cyclical (2.2%)
  Commercial Services/Technology (0.5%)
  AOL Time Warner, Inc. 7.700% 5-1-2032                           30,000           28,087
  AOL Time Warner, Inc 7.625% 4-15-2031                           10,000            9,360
                                                                           --------------
                                                                                   37,447
                                                                           --------------
  Food (1.3%)
  Conagra Foods, Inc. 2.621% 9-10-2003                            50,000           50,069
  RJ Reynolds Tobacco Holding 7.375% 5-15-2003                    60,000           61,839
                                                                           --------------
                                                                                  111,908
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
  Healthcare Services (0.4%)
  HCA, Inc. 3.510% 9-19-2002                               $      20,000   $       20,013
  Healthsouth Corp. 8.375% 10-1-2011                              10,000           10,475
                                                                           --------------
                                                                                   30,488
                                                                           --------------

Energy (0.5%)
  Oil and Gas Services
  Southern Natural Gas Company 8.000% 3-1-2032                    20,000           20,606
  WCG Note Trust 144A 8.250% 3-15-2004                            25,000           25,210
                                                                           --------------
                                                                                   45,816
                                                                           --------------

Financial (9.0%)
  Banks (0.2%)
  KBC Bank Fund Trust 9.860% 11-29-2049                           15,000           17,334
                                                                           --------------
  Financial-Diversified (7.2%)
  CIT Group, Inc. 2.150% 9-13-2002                               100,000           98,905
  Federal Home Loan Bank 5.600% 1-21-2003                        100,000          102,296
  Ford Motor Credit Company 7.250% 10-25-2011                     10,000            9,979
  General Motors Acceptance Corp. 5.480% 12-16-2002               20,000           20,352
  General Motors Acceptance Corp. 8.000% 11-1-2031                10,000           10,514
  Household Finance Corp. 3.171% 3-11-2004                        20,000           20,212
  National Rural Utilities Cooperative Finance Corp.
    2.940% 4-26-2004                                             100,000           99,902
  Qwest Capital Funding
    7.250% 2-15-2011                                              30,000           21,801
    6.125% 7-15-2002                                              15,000           14,729
    8.875% 3-15-2012                                              10,000            9,751
  Sprint Capital Corp.
    7.625% 6-10-2002                                             110,000          109,951
    6.875% 11-15-2028                                             10,000            7,772
    8.375% 3-15-2012                                              70,000           69,031
    144A W-RR 8.750% 3-15-2032                                    10,000            9,562
                                                                           --------------
                                                                                  604,757
                                                                           --------------
  Real Estate (0.7%)
  EOP Operating LP 6.375% 2-15-2003                               50,000           51,060
  Host Marriott Corp. 8.375% 2-15-2006                            10,000           10,100
                                                                           --------------
                                                                                   61,160
                                                                           --------------
  Savings & Loan (0.2%)
  Golden State Holdings 7.000% 8-1-2003                           20,000           20,285
                                                                           --------------
  Securities Brokers (0.6%)
  Morgan Stanley Tracers 8.152% 5-1-2012                          50,000           50,299
                                                                           --------------

Foreign Government (2.1%)
  Foreign Government
  Bulgaria 2.813% 7-28-2024                                       10,000            9,125
  Croatia Series A 2.875% 7-31-2010                                7,727            7,672
  Federal Republic Of Brazil 8.000% 4-15-2014                     36,942           29,138
  Federal Republic of Brazil 11.500% 3-12-2008                    30,000           28,425
  Malaysia 7.500% 7-15-2011                                       10,000           10,605
  Republic of Panama 9.625% 2-8-2011                              10,000           10,425
  Republic of Peru 9.125% 2-21-2012                               30,000           29,295
  Republic of Peru 144A W-RR 9.125% 2-21-2012                     10,000            9,675
  Republic of South Africa 7.375% 4-25-2012                       25,000           24,913
  Republic of South Africa 9.125% 5-19-2009                       10,000           11,150
  State of Qatar 9.750% 6-15-2030                                 10,000           11,634
                                                                           --------------
                                                                                  182,057
                                                                           --------------

Industrial (2.7%)
  Electronic Components/Equipment (0.4%)
  Midwest Generation LLC 8.300% 7-2-2009                          30,000           29,991
                                                                           --------------
  Transportation/Air (1.1%)
  American Airlines 7.858% 10-1-2011                              50,000           53,052
  Delta Air Lines, Inc. 7.111% 9-18-2011                          10,000           10,395
  United Air Lines, Inc. 6.602% 9-1-2013                          30,000           26,653
                                                                           --------------
                                                                                   90,100
                                                                           --------------
  Transportation/Railroad (1.2%)
  Norfolk Southern Corp. 2.621% 2-28-2005                        100,000           99,151
                                                                           --------------

Technology (0.6%)
  Software
  Raytheon Company 6.450% 8-15-2002                               50,000           50,446
                                                                           --------------

                                      119
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX PIMCO TOTAL RETURN

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Utilities (3.6%)
  Electric (0.9%)
  Ipalco Enterprises Inc 7.375% 11-14-2008                 $      10,000   $        9,550
  Niagara Mohawk Holdings, Inc.
    7.375% 7-1-2003                                               15,122           15,793
  Niagara Mohawk Power 5.875% 9-1-2002                            50,000           50,422
                                                                           --------------
                                                                                   75,765
                                                                           --------------
  Gas (2.7%)
  Coastal Corp. 8.125% 9-15-2002                                  50,000           50,744
  Dynegy Holdings, Inc. 6.875% 7-15-2002                          25,000           24,750
  K N Energy, Inc. 6.450% 3-1-2003                                30,000           30,675
  Kinder Morgan Energy 7.750% 3-15-2032                           10,000           10,518
  The Williams Companies, Inc. 144A
    8.750% 3-15-2032                                              60,000           62,416
  The Williams Companies, Inc.
    6.910% 6-13-2002                                              50,000           50,231
                                                                           --------------
                                                                                  229,334
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $2,868,572)                         2,856,221
                                                                           --------------

CONVERTIBLE CORPORATE BONDS (44.9%)

United States Government Agencies (44.0%)
  Fannie Mae
    5.500% 5-16-2017                                           1,000,000          992,188
    6.000% 5-16-2017                                             250,000          253,125
    6.000% 6-18-2017                                             750,000          756,328
    6.000% 5-13-2032                                           1,000,000          986,875
  Freddie Mac 6.000% 5-13-2032                                   150,000          148,125
  Government National Mortgage Association
    6.000% 5-21-2032                                             250,000          247,109
    6.500% 5-21-2032                                             300,000          303,750
                                                                           --------------
                                                                                3,687,500
                                                                           --------------

Consumer Cyclical (0.3%)
  Lodging
  MGM Mirage 8.500% 9-15-2010                                     20,000           21,335
                                                                           --------------

Financial (0.6%)
  Savings & Loan
  Golden State Holdings 2.860% 8-1-2003                           50,000           49,491
                                                                           --------------

TOTAL CONVERTIBLE CORPORATE BONDS (COST $3,733,161)                             3,758,326
                                                                           --------------

LONG-TERM GOVERNMENT BONDS (1.2%)
  Foreign Government (0.7%)
  United Mexican States 7.500% 1-14-2012                          50,000           50,838
  United Mexican States 8.300% 8-15-2031                          10,000           10,235
                                                                           --------------
                                                                                   61,073
                                                                           --------------
  United States Government Agencies (0.5%)
  Freddie Mac 6.000% 12-15-2028                                   19,613           20,267
  Freddie Mac 6.500% 4-15-2029                                    24,162           22,549
                                                                           --------------
                                                                                   42,816
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $102,478)                                  103,889
                                                                           --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (3.2%)

Consumer Non-Cyclical (0.6%)
  Lodging
  Fairmont Hotels & Resorts Inc.
    6.000% 9-25-2011                                              46,000           47,385
                                                                           --------------

Financial (2.6%)
  Financial - Diversified (1.2%)
  Structured Asset Securities Corp. Series 2002-9, Class
    A2, 2.150%, 10-25-2027                                       100,000          100,000
                                                                           --------------
  Savings & Loan (1.4%)
  Credit Suisse First Boston Corp.
    2.478% 3-25-2032                                              30,000           30,000
  First Horizon Asset Securities, Inc.
    7.000% 5-25-2030                                              48,893           50,253
  Merrill Lynch Mortgage Investors, Inc.
    2.220% 9-25-2032                                              17,968           18,014
  Washington Mutual Mortgage Securities Corp. Series
    2001-2, Class A3, 6.010%, 1-25-2031                           20,000           19,937
                                                                           --------------
                                                                                  118,204
                                                                           --------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $265,857)                         265,589
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (58.4%)

Time Deposit (25.9%)
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002                                        $   2,171,081   $    2,171,081
                                                                           --------------

United States Government Agencies (32.1%)
  Fannie Mae 2.090% 9-11-2002                                    500,000          496,730
  Federal Home Loan Bank 1.810% 7-10-2002                      1,400,000        1,395,394
  Freddie Mac 1.760% 5-6-2002                                    800,000          799,804
                                                                           --------------
                                                                                2,691,928
                                                                           --------------

United States Government Securities (0.4%)
  Treasury Bills
    1.670% 5-2-2002                                                9,999           10,000
    1.755% 5-2-2002                                               19,999           19,999
                                                                           --------------
                                                                                   29,999
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $4,892,151)                                   4,893,008
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  CONTRACTS          VALUE
------------------------------------------------------------------------------------------

PURCHASED OPTIONS (0.0%)

                                    Exercise   Exercise
                                      Date      Price
                                    -------------------
  90 - Day Eurodollar Future        September        95              25   $           13
  90 - Day Eurodollar Future        September        95              25                6
  90 - Day Eurodollar Future        December         94              25               19
                                                                          --------------

TOTAL PURCHASED OPTIONS (COST $60)                                                    38
                                                                          --------------

TOTAL INVESTMENTS (141.8%) (COST $11,854,391)                                 11,877,071
                                                                          --------------

-----------------------------------------------------------------------------------------
  DESCRIPTION                                               CONTRACTS          VALUE
-----------------------------------------------------------------------------------------


WRITTEN OPTIONS (0.0%)

                                    Exercise   Exercise
                                      Date      Price
                                    -------------------

Written Calls (0.0%)
  Treasury Note Future              May             106              20   $       (1,125)
  Treasury Note Future              May             107              30             (750)
  Treasury Note Future              May             808              50             (469)
                                                                          --------------
                                                                                  (2,344)
                                                                          --------------

                                    Exercise   Exercise
                                      Date      Price
                                    -------------------

Written Puts (0.0%)
  Treasury Note Future              May             100             100   $         (156)
  Treasury Note Future              August          100              50           (2,422)
                                                                          --------------
                                                                                  (2,578)
                                                                          --------------

TOTAL WRITTEN OPTIONS (PREMIUM $7,829)                                            (4,922)
                                                                          --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-41.8%)                                (3,499,185)
                                                                          --------------

NET ASSETS (100.0%)                                                       $    8,372,964
                                                                          ==============

                                      120
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (63.7%)

Basic Materials (2.0%)
  Iron/Steel
  AK Steel Holdings Corp.                                        261,700   $    3,208,442
  Alcoa, Inc.                                                    167,500        5,700,025
                                                                           --------------
                                                                                8,908,467
                                                                           --------------

Communications (10.3%)
  Telecommunications Diversified (0.2%)
  Dobson Communications Corp. *                                  507,800          994,780
                                                                           --------------
  Telecommunications Equipment (4.2%)
  Ciena Corp. *                                                   14,600          109,354
  Comverse Technology, Inc. *                                    673,000        8,096,190
  Lucent Technologies, Inc.                                    2,209,600       10,164,160
  Tellabs, Inc. *                                                 15,000          127,350
                                                                           --------------
                                                                               18,497,054
                                                                           --------------
  Telecommunications Services (5.9%)
  AT&T Corp.                                                     489,200        6,418,304
  AT&T Wireless Services, Inc. *                                 990,774        8,867,427
  Verizon Communications, Inc.                                   269,500       10,809,645
                                                                           --------------
                                                                               26,095,376
                                                                           --------------

Consumer Cyclical (10.2%)
  Auto Manufacturing (1.0%)
  General Motors Corp. Class H *                                 286,100        4,285,778
                                                                           --------------
  Entertainment (0.8%)
  Liberty Media Corp. *                                          328,400        3,513,880
                                                                           --------------
  Retail/Broadline (4.8%)
  Costco Wholesale Corp. *                                       304,200       12,228,840
  Federated Department Stores, Inc. *                            187,100        7,433,483
  Kmart Corp. *                                                1,138,300        1,525,322
                                                                           --------------
                                                                               21,187,645
                                                                           --------------
  Retail/Grocery (2.4%)
  Pathmark Stores, Inc. *                                        145,900        3,253,570
  The Kroger Company *                                           318,800        7,259,076
                                                                           --------------
                                                                               10,512,646
                                                                           --------------
  Retail/Specialty (1.2%)
  Staples, Inc. *                                                258,900        5,170,233
                                                                           --------------

Consumer Non-Cyclical (22.1%)
  Beverages (2.4%)
  Pepsi Bottling Group, Inc. *                                   374,000       10,711,360
                                                                           --------------
  Biotechnology (2.4%)
  Invitrogen Corp. *                                             218,200        7,567,176
  Medarex, Inc. *                                                299,400        3,035,916
                                                                           --------------
                                                                               10,603,092
                                                                           --------------
  Commercial Services/Business (0.6%)
  UnitedGlobalCom, Inc. *                                        461,322        2,491,139
                                                                           --------------
  Commercial Services/Technology (0.2%)
  Genuity, Inc. *                                              1,236,400          865,480
                                                                           --------------
  Food (1.7%)
  ADC Telecommunications, Inc. *                                  47,600          185,164
  ConAgra Foods, Inc.                                            194,300        4,760,350
  Hormel Foods Corp.                                              96,400        2,381,080
                                                                           --------------
                                                                                7,326,594
                                                                           --------------
  Healthcare Services (3.2%)
  HCA, Inc.                                                      291,100       13,911,669
                                                                           --------------
  Pharmaceuticals (8.2%)
  Alcon, Inc.                                                    151,000        5,232,150
  Ligand Pharmaceuticals, Inc. *                                 271,700        4,230,369
  Novartis AG ADR                                                380,600       15,973,782
  Schering Plough Corp.                                          178,600        4,875,780
  Teva Pharmaceutical Industries, Ltd. ADS                       105,000        5,881,050
                                                                           --------------
                                                                               36,193,131
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Retail/Grocery (3.4%)
  Safeway, Inc. *                                                359,700   $   15,089,415
                                                                           --------------

Energy (0.6%)
  Oil and Gas Services
  SEACOR SMIT, Inc. *                                             29,200        1,404,520
  Suncor Energy, Inc.                                             29,500        1,025,715
                                                                           --------------
                                                                                2,430,235
                                                                           --------------

Financial (12.6%)
  Banks (5.9%)
  FleetBoston Financial Corp.                                    355,600       12,552,680
  Mercantile Bankshares Corp.                                     22,900          942,564
  The Bank of New York                                           134,700        4,928,673
  Wachovia Corp.                                                 182,200        6,930,888
                                                                           --------------
                                                                               25,354,805
                                                                           --------------
  Insurance (5.2%)
  American International Group, Inc.                             197,299       13,637,307
  XL Capital, Ltd. Class A                                        95,400        9,000,990
                                                                           --------------
                                                                               22,638,297
                                                                           --------------
  Securities Brokers (1.5%)
  Merrill Lynch & Company, Inc.                                  155,700        6,530,058
                                                                           --------------

Technology (5.9%)
  Computers (2.0%)
  Dell Computer Corp. *                                          305,800        8,054,772
  Latitude Communications, Inc. *                                255,500          574,875
                                                                           --------------
                                                                                8,629,647
                                                                           --------------
  Software (3.9%)
  3Com Corp. *                                                 1,485,800        8,573,066
  i2 Technologies, Inc. *                                        640,500        2,017,575
  Sun Microsystems, Inc. *                                       786,000        6,429,480
                                                                           --------------
                                                                               17,020,121
                                                                           --------------

TOTAL COMMON STOCK (COST $294,280,572)                                        278,960,902
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (0.6%)

Financial
  Financial-Diversified
  Kmart Financing (cost $1,434,624)                              273,700        2,600,150
                                                                           --------------

NON-CONVERTIBLE PREFERRED STOCK (1.4%)

Communications
  Broadcasting
  The News Corp., Ltd. ADR (cost $8,220,167)                     274,600        6,085,136
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (1.5%)

Communications (1.3%)
  Cable TV (0.5%)
  United Pan-Europe Communications NV NYRS
    0.000% 8-1-2009                                        $  13,000,000   $    1,365,000
  United Pan-Europe Communications NV NYRS
    0.000% 11-1-2009                                           7,775,000          816,375
  United Pan-Europe Communications 0.000% 2-1-2010             1,255,000          112,950
                                                                           --------------
                                                                                2,294,325
                                                                           --------------
  Telecommunications Services (0.8%)
  NTL, Inc. 5.750% 12-15-2009                                  6,340,000        1,236,300
  NTL, Inc. 6.750% 5-15-2008                                   1,645,000          674,450
  NTL, Inc. 144A 6.750% 5-15-2008                              3,960,000        1,623,600
  XO Communications, Inc. 5.750% 1-15-2009                     2,825,000           24,719
  XO Communications, Inc. 144A 5.750% 1-15-2009                9,615,000           84,131
                                                                           --------------
                                                                                3,643,200
                                                                           --------------

Industrial (0.2%)
  Shipbuilding
  Friede Goldman Halter, Inc. 4.500% 9-15-2004                 4,910,000          699,675
                                                                           --------------

TOTAL CONVERTIBLE CORPORATE BONDS (COST $12,594,744)                            6,637,200
                                                                           --------------

                                      121
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS (2.1%)

Communications (0.7%)
  Cable TV (0.0%)
  United Pan-Europe Communications NV +
    11.250% 2-1-2010                                       $     265,000   $       34,450
                                                                           --------------
  Telecommunications Services (0.7%)
  NTL, Inc. 0.000% 4-1-2008                                    5,360,000        1,849,200
  NTL, Inc. 10.000% 2-15-2007                                  1,500,000          585,000
  NTL, Inc. 0.000% 10-1-2008                                   1,695,000          542,400
                                                                           --------------
                                                                                2,976,600
                                                                           --------------

Consumer Cyclical (1.4%)
  Retail/Broadline
  Kmart Corp. 8.375% 12-1-2004                                 7,885,000        3,666,525
  Kmart Corp. 9.875% 6-15-2008                                 5,380,000        2,515,150
                                                                           --------------
                                                                                6,181,675
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $9,851,867)                         9,192,725
                                                                           --------------

SHORT-TERM SECURITIES (27.5%)

Repurchase Agreements
  State Street Bank & Trust ***
    1.830% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $120,782,139 on 5-1-2002                  120,776,000      120,776,000
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  CONTRACTS          VALUE
------------------------------------------------------------------------------------------

PURCHASED OPTIONS (0.9%)

                                    Expiration Exercise
Purchased Calls (0.7%)              Date          Price

                                    -------------------
  S&P 500 Index Fund                May        $    102             598   $    3,289,000
                                    Expiration Exercise
Purchased Puts (0.2%)               Date          Price

                                    -------------------
  Applied Materials, Inc.           May              30           1,532          949,840
                                                                          --------------

TOTAL PURCHASED OPTIONS (COST $3,874,321)                                      4,238,840
                                                                          --------------

TOTAL INVESTMENTS (97.7%) (COST $451,032,295)                                428,490,953
                                                                          --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)                                  10,236,407
                                                                          --------------

NET ASSETS (100.0%)                                                       $  438,727,360
                                                                          ==============

                                      122
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX SALOMON INVESTORS VALUE

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (88.6%)

Basic Materials (6.3%)
  Chemicals (1.1%)
  Dow Chemical Company                                            15,800   $      502,440
                                                                           --------------
  Iron/Steel (1.9%)
  Alcoa, Inc.                                                     24,500          833,735
                                                                           --------------
  Paper Products (3.3%)
  International Paper Company                                     16,600          687,738
  Kimberly-Clark Corp.                                            12,200          794,464
                                                                           --------------
                                                                                1,482,202
                                                                           --------------

Communications (11.7%)
  Telecommunications Equipment (4.0%)
  Comverse Technology, Inc. *                                     50,100          602,703
  Lucent Technologies, Inc.                                      140,400          645,840
  Motorola, Inc.                                                  34,000          523,600
                                                                           --------------
                                                                                1,772,143
                                                                           --------------
  Telecommunications Services (7.7%)
  AT&T Corp.                                                      54,000          708,480
  AT&T Wireless Services, Inc. *                                  87,700          784,915
  SBC Communications, Inc.                                        10,400          323,024
  Sprint Corp. - FON Group                                        44,700          708,495
  Verizon Communications, Inc.                                    22,800          914,508
                                                                           --------------
                                                                                3,439,422
                                                                           --------------

Consumer Cyclical (9.4%)
  Auto Manufacturing (0.8%)
  General Motors Corp. Class H *                                  24,200          362,516
                                                                           --------------
  Entertainment (2.1%)
  Liberty Media Corp. *                                           87,000          930,900
                                                                           --------------
  Lodging (0.6%)
  MGM Mirage, Inc. *                                               7,200          289,080
                                                                           --------------
  Restaurants (1.4%)
  McDonald's Corp.                                                22,200          630,480
                                                                           --------------
  Retail/Apparel (1.3%)
  Gap, Inc.                                                       41,900          591,209
                                                                           --------------
  Retail/Broadline (2.6%)
  Costco Wholesale Corp. *                                        11,200          450,240
  Federated Department Stores, Inc. *                             17,900          711,167
                                                                           --------------
                                                                                1,161,407
                                                                           --------------
  Retail/Specialty (0.6%)
  RadioShack Corp.                                                 8,300          258,960
                                                                           --------------

Consumer Non-Cyclical (13.8%)
  Beverages (1.0%)
  Pepsi Bottling Group, Inc. *                                    15,700          449,648
                                                                           --------------
  Food (0.7%)
  ConAgra Foods, Inc.                                              8,800          215,600
  General Mills, Inc.                                              2,200           96,910
                                                                           --------------
                                                                                  312,510
                                                                           --------------
  Healthcare Services (1.4%)
  HCA, Inc.                                                       13,500          645,165
                                                                           --------------
  Pharmaceuticals (6.1%)
  Merck & Company, Inc.                                            5,000          271,700
  Novartis AG ADR                                                 20,000          839,400
  Pfizer, Inc.                                                    11,900          432,565
  Pharmacia Corp.                                                 15,900          655,557
  Schering Plough Corp.                                           19,100          521,430
                                                                           --------------
                                                                                2,720,652
                                                                           --------------
  Retail/Grocery (1.8%)
  Safeway, Inc. *                                                 18,900          792,855
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Tobacco (2.8%)
  Philip Morris Companies, Inc.                                   13,700   $      745,691
  R.J. Reynolds Tobacco Holdings, Inc.                             7,100          491,320
                                                                           --------------
                                                                                1,237,011
                                                                           --------------

Energy (7.9%)
  Oil and Gas Producers (2.0%)
  Anadarko Petroleum Corp.                                         4,322          232,610
  Burlington Resources, Inc.                                      14,700          653,121
  EnCana Corp.                                                     1,000           31,450
                                                                           --------------
                                                                                  917,181
                                                                           --------------
  Oil and Gas Services (5.9%)
  Conoco, Inc.                                                    19,300          541,365
  Marathon Oil Corp.                                              13,900          403,934
  Royal Dutch Petroleum Company NYRS                               8,400          438,984
  Total Fina Elf SA ADR                                            7,500          567,825
  Transocean Sedco Forex, Inc.                                    18,400          653,200
                                                                           --------------
                                                                                2,605,308
                                                                           --------------

Financial (26.6%)
  Banks (10.7%)
  Bank of America Corp.                                            7,900          572,592
  FleetBoston Financial Corp.                                     18,300          645,990
  J.P. Morgan Chase & Company                                     24,850          872,235
  The Bank of New York                                            16,100          589,099
  U.S. Bancorp. NA                                                32,800          777,360
  Wachovia Corp.                                                  17,100          650,484
  Wells Fargo & Company                                           13,400          685,410
                                                                           --------------
                                                                                4,793,170
                                                                           --------------
  Financial-Diversified (4.1%)
  American Express Company                                        15,000          615,150
  Household International, Inc.                                   11,200          652,848
  MBNA Corp.                                                      16,100          570,745
                                                                           --------------
                                                                                1,838,743
                                                                           --------------
  Insurance (3.3%)
  American International Group, Inc.                               8,100          559,872
  Manulife Financial Corp.                                        19,300          558,542
  XL Capital, Ltd. Class A                                         3,900          367,965
                                                                           --------------
                                                                                1,486,379
                                                                           --------------
  Savings & Loan (1.2%)
  Washington Mutual, Inc.                                         14,800          558,404
                                                                           --------------
  Securities Brokers (6.1%)
  Goldman Sachs Group, Inc.                                        8,300          653,625
  Merrill Lynch & Company, Inc.                                   16,100          675,234
  Morgan Stanley, Dean Witter, Discover and Company               12,800          610,816
  Waddell & Reed Financial, Inc. Class A                          30,800          793,100
                                                                           --------------
                                                                                2,732,775
                                                                           --------------
  United States Government Agencies (1.2%)
  Freddie Mac                                                      8,500          555,475
                                                                           --------------

Industrial (2.7%)
  Aerospace/Defense (0.9%)
  Honeywell International, Inc.                                   11,100          407,148
                                                                           --------------
  Machinery-Diversified (1.0%)
  United Technologies Corp.                                        6,600          463,122
                                                                           --------------
  Transportation/Railroad (0.8%)
  Canadian National Railway Company                                7,500          358,875
                                                                           --------------

Technology (7.6%)
  Computers (4.2%)
  Dell Computer Corp. *                                           20,500          539,970
  Hewlett-Packard Company                                         31,900          545,490
  International Business Machines Corp.                            4,300          360,168
  Solectron Corp. *                                               59,300          432,890
                                                                           --------------
                                                                                1,878,518
                                                                           --------------
  Semiconductors (1.0%)
  Intel Corp.                                                      4,600          131,606
  National Semiconductor Corp. *                                  10,000          315,200
                                                                           --------------
                                                                                  446,806
                                                                           --------------

                                      123
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX SALOMON INVESTORS VALUE

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Software (2.4%)
  3Com Corp. *                                                    35,000   $      201,950
  Computer Associates International, Inc.                         15,300          284,580
  Sun Microsystems, Inc. *                                        73,700          602,866
                                                                           --------------
                                                                                1,089,396
                                                                           --------------

Utilities (2.6%)
  Gas
  El Paso Corp.                                                   17,400          696,000
  The Williams Companies, Inc.                                    24,500          467,950
                                                                           --------------
                                                                                1,163,950
                                                                           --------------

TOTAL COMMON STOCK (COST $40,702,844)                                          39,707,585
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (2.1%)

Communications (1.5%)
  Telecommunications Equipment
  Nokia Corp. OY ADR                                              40,300          655,278
                                                                           --------------

Financial (0.6%)
  Financial-Diversified
  Ford Motor Company Capital Trust II                              5,000          281,400
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,100,631)                               936,678
                                                                           --------------

NON-CONVERTIBLE PREFERRED STOCK (1.5%)

Communications
  Broadcasting
  The News Corp., Ltd. ADR (cost $720,657)                        31,100          689,176
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (9.8%)

Repurchase Agreement
  State Street Bank & Trust ***
    1.830% Repurchase Agreement dated 4-30-2002 to be
    repurchased at $4,366,222 on 5-1-2002
    (cost $4,366,000)                                      $   4,366,000   $    4,366,000
                                                                           --------------

TOTAL INVESTMENTS (102.0%) (COST $46,890,132)                                  45,699,439
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)                                    (907,997)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   44,791,442
                                                                           ==============

                                      124
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE HEALTH SCIENCES

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (90.7%)

Consumer Non-Cyclical
  Biotechnology (27.4%)
  Abgenix, Inc. *                                                    433   $        6,109
  Amgen, Inc. *                                                      640           33,843
  Cephalon, Inc. *                                                 1,094           64,152
  CV Therapeutics, Inc.                                              446           12,907
  Deltagen, Inc.                                                     823            4,691
  Diversa Corp.                                                      142            1,562
  EPIX Medical, Inc. *                                               485            6,383
  Exelixis, Inc. *                                                   391            3,871
  Gilead Sciences, Inc. *                                          1,240           38,589
  Giulford Pharmaceuticals, Inc.                                     796            6,129
  ICOS Corp.                                                         156            4,019
  IDEC Pharmaceuticals Corp. *                                       576           31,651
  ImClone Systems, Inc. *                                            433            6,971
  Invitrogen Corp. *                                                 179            6,208
  ISIS Pharmaceuticals, Inc.                                          44              557
  MedImmune, Inc. *                                                1,378           46,025
  OSI Pharmaceutical, Inc. *                                         595           19,022
  Protein Design Labs, Inc. *                                        355            6,376
  Regeneration Technologies                                           96              648
  Regeneron Pharmaceuticals, Inc. *                                  165            3,407
  Scios, Inc.*                                                       228            7,052
  Serologicals Corp. *                                               156            3,200
  Symyx Technologies, Inc. *                                         811           15,928
  Telik, INC                                                         648            6,739
  Transkaryotic Therapies, Inc. *                                     43            1,714
  Triangle Pharmaceuticals, Inc. *                                   603            2,955
  Trimeris, Inc. *                                                   956           45,840
  Vertex Pharmaceuticals, Inc.                                       486           10,337
  Visible Genetics, Inc.                                              89              590
  Waters Corp.*                                                      381           10,267
                                                                           --------------
                                                                                  407,742
                                                                           --------------
  Healthcare Products (10.1%)
  Advanced Neuromodulation Systems, Inc.                             626           19,387
  Aspect Medical Systems, Inc.                                       689            6,890
  Baxter International, Inc.                                         611           34,766
  BEI Medical Systems Company, Inc.                                  948            4,977
  Boston Scientific Corp. *                                           95            2,367
  Fischer Imaging Corp.                                              770            9,779
  Johnson & Johnson                                                  203           12,964
  Omnicare, Inc.                                                   1,094           29,254
  Patterson Dental Company *                                         219           10,096
  PSS World Medical, Inc. *                                          433            4,287
  St. Jude Medical, Inc. *                                           113            9,403
  Zimmer Holdings, Inc.                                              162            5,623
                                                                           --------------
                                                                                  149,793
                                                                           --------------
  Healthcare Services (19.5%)
  Anthem, Inc.                                                       648           44,194
  Community Health Systems, Inc. *                                   127            3,686
  DaVita, Inc. *                                                     203            5,262
  HCA, Inc.                                                          446           21,314
  Human Genome Sciences, Inc. *                                      284            4,470
  Laboratory Corp. of America Holdings *                             533           52,874
  RadioLogix, Inc.                                                   462            6,001
  Tenet Healthcare Corp. *                                           486           35,658
  Triad Hospitals, Inc. *                                            144            6,048
  UnitedHealth Group, Inc.                                           932           81,839
  WellPoint Health Networks, Inc. *                                  389           29,206
                                                                           --------------
                                                                                  290,552
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals (33.7%)
  Abbott Laboratories, Inc.                                           89   $        4,801
  Alkermes, Inc. *                                                 1,189           23,946
  Allergan, Inc.                                                     648           42,710
  AmerisourceBergen Corp. *                                          276           21,390
  BioCryst Pharmaceuticals, Inc *                                    149              594
  Biovail Corp. *                                                    632           23,871
  Bristol-Myers Squibb Company, Inc.                                 213            6,134
  Cardinal Health, Inc.                                              186           12,880
  Celltech Group PLC + *                                             534            4,437
  Cubist Pharmaceuticals, Inc. *                                     448            6,263
  Durect Corp.                                                       317            2,666
  Eli Lilly and Company                                              352           23,250
  Esperion Therapeutics, Inc.                                        121              607
  Forest Laboratories, Inc. *                                        162           12,497
  Genentech, Inc. *                                                  608           21,584
  Inkine Pharmaceutical Company, Inc.                                 83              124
  IntraBiotics Pharmaceuticals, Inc.                                 152              717
  King Pharmaceuticals, Inc. *                                       860           26,952
  Ligand Pharmaceuticals, Inc. *                                      62              965
  McKesson Corp.                                                     405           16,358
  Millennium Pharmaceuticals, Inc. *                                 100            1,996
  NeoRx Corp.                                                        306              765
  Neurocrine Biosciences, Inc. *                                     377           12,400
  Noven Pharmaceuticals, Inc. *                                      284            5,706
  NPS Pharmaceuticals, Inc. *                                        892           26,591
  Pfizer, Inc.                                                     2,040           74,154
  Pharmacia Corp.                                                    738           30,428
  Salix Pharmaceuticals, Ltd.                                        190            2,816
  Sanofi Synthelabo SA +                                             206           13,182
  Sepracor, Inc. *                                                   171            2,165
  The Medicines Company                                            1,013            9,927
  Versicor, Inc.-Private Placement                                    25              282
  Versicor, Inc.                                                     479            6,002
  ViroPharma, Inc. *                                                 233              816
  Women First Healthcare, Inc.                                       190            1,535
  Wyeth                                                            1,094           62,358
                                                                           --------------
                                                                                  503,869
                                                                           --------------

TOTAL COMMON STOCK (COST $1,399,649)                                            1,351,956
                                                                           --------------

MONEY MARKET FUND (6.7%)

Money Market Fund
  T. Rowe Reserve Investment Fund (cost $100,000)                100,000          100,000
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (6.4%)

Other Short-Term Securities (4.4%)
  SSgA Money Market Fund
    7-day yield of 1.770% 5-1-2002                         $      65,000   $       65,000
                                                                           --------------

United States Government Securities (2.0%)
  Treasury Bills
    1.660% 7-5-2002                                               10,000            9,970
    1.663% 7-5-2002                                               20,000           19,940
    1.770% 7-5-2002                                               10,000            9,968
                                                                           --------------
                                                                                   39,878
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (COST $104,878)                                       104,878
                                                                           --------------

TOTAL INVESTMENTS (103.8%) (COST $1,604,527)                                    1,556,834
                                                                           --------------

                                      125
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE HEALTH SCIENCES

------------------------------------------------------------------------------------------
DESCRIPTION                                                  CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (-.2%)

                                    Expiration Exercise
Written Calls (0%)                  Date          Price

                                    -------------------
  Allergan, Inc.                    July       $     75              10   $          (90)
  Bristol-Myers Squibb Company      September        45              10              (15)
  IDEC Pharmaceuticals Corp.        May              65              10              (25)
  IDEC Pharmaceuticals Corp.        July             70              10              (95)
  King Pharmaceuticals, Inc.        July             40              10              (25)
  Eli Lilly and Company             July             80              10              (20)
  MedImmune, Inc.                   June             45              10              (30)
                                                                          --------------
                                                                          $         (300)
                                                                          --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  CONTRACTS          VALUE
------------------------------------------------------------------------------------------

                                    Expiration Exercise
Written Puts (-.2%)                 Date          Price

                                    -------------------
  Abbott Laboratories, Inc.         January    $     65              10   $       (1,210)
  HCA, Inc.                         January          50              10             (530)
  St. Jude Medical, Inc.            October          85              10             (740)
  St. Jude Medical, Inc.            October          90              10           (1,030)
                                                                          --------------
                                                                                  (3,510)
                                                                          --------------

TOTAL WRITTEN OPTIONS (PREMIUM -$5,210)                                   $       (3,810)
                                                                          --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.6%)                                    (62,881)
                                                                          --------------

NET ASSETS (100.0%)                                                       $    1,490,143
                                                                          ==============

                                      126
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (99.2%)

Basic Materials (1.2%)
  Chemicals (0.6%)
  Cabot Corp.                                                      1,200   $       35,760
  OM Group, Inc.                                                   1,800          120,150
                                                                           --------------
                                                                                  155,910
                                                                           --------------
  Iron/Steel (0.5%)
  Lone Star Technologies, Inc. *                                   2,300           61,295
  Maverick Tube Corp. *                                            3,300           59,895
  Steel Dynamics Inc.                                              1,200           20,940
                                                                           --------------
                                                                                  142,130
                                                                           --------------
  Mining (0.1%)
  Stillwater Mining Company *                                      1,600           28,080
                                                                           --------------

Communications (7.6%)
  Advertising (0.8%)
  Catalina Marketing Corp. *                                       2,000           70,180
  Getty Images, Inc. *                                             3,600          125,316
  Lamar Advertising Company *                                        600           25,758
                                                                           --------------
                                                                                  221,254
                                                                           --------------
  Broadcasting (2.5%)
  Cox Radio, Inc. Class A *                                        3,900          111,696
  Entercom Communications Corp. *                                  2,400          125,400
  Hispanic Broadcasting Corp. Class A *                            1,400           37,548
  Price Communications Corp. *                                     4,300           72,283
  Radio One, Inc. *                                                7,700          164,780
  Radio One, Inc. *                                                2,000           44,800
  Regent Communications, Inc. *                                    5,400           41,202
  Spanish Broadcasting System                                      4,400           70,620
                                                                           --------------
                                                                                  668,329
                                                                           --------------
  Cable TV (0.2%)
  Insight Communications Company, Inc. *                           3,900           60,489
                                                                           --------------
  Publishing (0.2%)
  Valassis Communications, Inc. *                                  1,100           41,129
                                                                           --------------
  Telecommunications Diversified (0.2%)
  AirGate PCS, Inc. *                                              2,900           41,470
  Triton PCS Holdings, Inc. *                                      1,400           11,270
  Western Wireless Corp. *                                         1,300            8,242
                                                                           --------------
                                                                                   60,982
                                                                           --------------
  Telecommunications Equipment (3.5%)
  AudioCodes, Ltd. *                                               2,200            7,348
  Concord Communications, Inc. *                                   3,500           65,800
  DMC Stratex Networks, Inc. *                                     2,100            8,820
  Harmonic, Inc. *                                                 4,171           33,576
  Inter-Tel, Inc.                                                  5,400          110,754
  L-3 Communications Holdings, Inc. *                                800          102,224
  Millicom International Cellular SA ADR *                         3,100           13,342
  ONI Systems Corp. *                                              6,800           35,564
  Openwave Systems, Inc. *                                         3,844           21,988
  Plantronics, Inc. *                                              6,500          136,890
  Polycom, Inc. *                                                  6,806          140,340
  Powerwave Technologies, Inc. *                                   9,500          113,430
  REMEC, Inc. *                                                    4,900           39,200
  SeaChange International, Inc. *                                    600            6,678
  The Titan Corp. *                                                4,000           91,440
  Turnstone Systems, Inc. *                                        3,000           10,950
  ViaSat, Inc. *                                                   3,000           31,890
                                                                           --------------
                                                                                  970,234
                                                                           --------------
  Telecommunications Services (0.2%)
  Global Payments, Inc.                                            1,680           64,546
                                                                           --------------

Consumer Cyclical (16.2%)
  Entertainment (1.6%)
  International Speedway Corp.                                     2,300           98,900
  Macrovision Corp. *                                              5,300          117,819
  Six Flags, Inc. *                                                5,900          107,970
  Westwood One, Inc. *                                             3,000          108,000
                                                                           --------------
                                                                                  432,689
                                                                           --------------
  Footwear (0.8%)
  Skechers U.S.A., Inc.                                            4,700          109,275
  The Timberland Company Class A *                                 1,200           48,960
  Vans, Inc. *                                                     5,700           69,426
                                                                           --------------
                                                                                  227,661
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Home Builders (0.7%)
  D.R. Horton, Inc.                                                2,427   $       62,617
  KB Home                                                            900           44,865
  Toll Brothers, Inc. *                                            2,600           77,350
                                                                           --------------
                                                                                  184,832
                                                                           --------------
  Home Furnishings (0.5%)
  Ethan Allen Interiors, Inc.                                        700           28,847
  Mohawk Industries, Inc. *                                        1,600          102,928
                                                                           --------------
                                                                                  131,775
                                                                           --------------
  Housewares (0.2%)
  Gentex Corp. *                                                   2,000           63,320
                                                                           --------------
  Jewelry (0.1%)
  Fossil, Inc. *                                                   1,125           31,219
                                                                           --------------
  Publishing (0.5%)
  Scholastic Corp. *                                               2,900          147,117
                                                                           --------------
  Restaurants (2.9%)
  AFC Enterprises, Inc.                                              600           20,178
  CEC Entertainment, Inc. *                                        3,900          180,180
  P.F. Chang's China Bistro, Inc. *                                2,000          144,900
  RARE Hospitality International, Inc. *                           3,500           98,000
  Ruby Tuesday Inc.                                                2,500           62,800
  Sonic Corp. *                                                    4,750          139,222
  The Cheesecake Factory, Inc.                                     3,650          151,949
                                                                           --------------
                                                                                  797,229
                                                                           --------------
  Retail/Apparel (2.5%)
  Abercrombie & Fitche Company Class A *                           3,900          117,000
  American Eagle Outfitters, Inc. *                                4,400          111,892
  AnnTaylor Stores Corp. *                                           700           30,429
  Pacific Sunwear of California, Inc. *                            2,200           54,956
  Quiksilver, Inc. *                                               4,050           98,820
  Ross Stores, Inc.                                                1,100           44,671
  The Talbots, Inc.                                                1,000           34,400
  Too, Inc. *                                                      6,000          180,900
                                                                           --------------
                                                                                  673,068
                                                                           --------------
  Retail/Broadline (0.6%)
  Casey's General Stores, Inc.                                     4,100           53,382
  Family Dollar Stores, Inc.                                       1,500           51,900
  MSC Industrial Direct Company, Inc. Class A *                    2,700           57,375
                                                                           --------------
                                                                                  162,657
                                                                           --------------
  Retail/Drug Based (0.2%)
  Duane Reade, Inc. *                                              1,400           44,450
                                                                           --------------
  Retail/Grocery (1.0%)
  Performance Food Group Company *                                 5,500          198,170
  Whole Foods Market, Inc. *                                       1,800           84,168
                                                                           --------------
                                                                                  282,338
                                                                           --------------
  Retail/Specialty (3.5%)
  Copart, Inc. *                                                   5,500           84,645
  Cost Plus, Inc. *                                                4,300          126,635
  Dollar Tree Stores, Inc. *                                       2,100           80,094
  Group 1 Automotive, Inc. *                                       3,500          153,440
  Michaels Stores, Inc. *                                          3,100          125,395
  O'Reilly Automotive, Inc. *                                      5,100          165,189
  Tweeter Home Entertainment Group, Inc. *                         5,400           89,154
  Ultimate Electronics, Inc. *                                     1,600           46,240
  Williams-Sonoma, Inc. *                                          1,300           74,893
                                                                           --------------
                                                                                  945,685
                                                                           --------------
  Toys/Games/Hobbies (1.1%)
  JAKKS Pacific, Inc. *                                            4,100           79,007
  SCP Pool Corp. *                                                 7,125          225,791
                                                                           --------------
                                                                                  304,798
                                                                           --------------

Consumer Non-Cyclical (35.7%)
  Agriculture (0.1%)
  Delta and Pine Land Company                                      1,000           19,460
                                                                           --------------
  Biotechnology (6.7%)
  Abgenix, Inc. *                                                  4,000           56,440
  Bruker Daltonics, Inc. *                                           900            6,723
  Celgene Corp. *                                                  4,700           92,966
  Cephalon, Inc. *                                                 2,424          142,143
  Core Laboratories NV NYRS *                                      4,000           60,000

                                      127
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Biotechnology (continued)
  Cyberonics, Inc. *                                               1,600   $       21,680
  Deltagen, Inc.                                                   7,400           42,180
  Exelixis, Inc. *                                                   900            8,910
  Gilead Sciences, Inc. *                                          2,000           62,240
  ICOS Corp.                                                       2,700           69,552
  IDEXX Laboratories, Inc. *                                       1,300           37,024
  ImClone Systems, Inc. *                                            236            3,800
  Incyte Genomics, Inc. *                                          4,500           36,945
  Invitrogen Corp. *                                               2,400           83,232
  Kopin Corp. *                                                    4,500           35,730
  Medarex, Inc. *                                                  3,300           33,462
  Mettler-Toledo International, Inc. *                             3,500          134,575
  Myriad Genetics, Inc. *                                          1,100           26,136
  Neose Technologies, Inc. *                                         500           11,990
  Newport Corp.                                                    2,900           59,479
  OSI Pharmaceutical, Inc. *                                       4,100          131,077
  Protein Design Labs, Inc. *                                      3,000           53,880
  Serologicals Corp. *                                             6,600          135,366
  Symyx Technologies, Inc. *                                       5,600          109,984
  Triangle Pharmaceuticals, Inc. *                                 8,400           41,160
  Trimeris, Inc. *                                                 1,300           62,335
  Varian, Inc. *                                                   4,000          134,960
  Vertex Pharmaceuticals, Inc.                                     2,894           61,555
  Waters Corp.*                                                    2,100           56,595
                                                                           --------------
                                                                                1,812,119
                                                                           --------------
  Commercial Services/Business (3.7%)
  Exult, Inc. *                                                   11,900          103,887
  Forrester Research, Inc. *                                       6,700          122,275
  Iron Mountain, Inc. *                                            7,050          217,140
  On Assignment, Inc. *                                            4,700           95,551
  Professional Staff PLC ADR *                                       400            1,124
  SOURCECORP, Inc.                                                 3,900          117,000
  TeleTech Holdings, Inc. *                                        3,800           46,550
  The Corporate Executive Board Company *                          6,900          262,200
  Ticketmaster Corp. Class B *                                     2,300           54,119
                                                                           --------------
                                                                                1,019,846
                                                                           --------------
  Commercial Services/Education (1.1%)
  Career Education Corp. *                                           900           40,455
  DeVry, Inc. *                                                    5,200          137,748
  Education Management Corp. *                                       900           38,808
  University of Phoenix Online *                                   2,667           85,760
                                                                           --------------
                                                                                  302,771
                                                                           --------------
  Commercial Services/Personal (0.6%)
  Bright Horizons Family Solutions, Inc. *                         3,700          110,889
  G&K Services, Inc.                                               1,400           57,750
                                                                           --------------
                                                                                  168,639
                                                                           --------------
  Commercial Services/Technology (4.8%)
  Affiliated Computer Services, Inc. Class A *                     2,900          156,803
  Avocent Corp. *                                                  3,100           77,500
  ChoicePoint, Inc. *                                              3,300          182,952
  CNET Networks, Inc. *                                            5,800           23,780
  Digital Insight Corp. *                                          7,500          142,575
  Documentum, Inc.                                                 1,000           19,420
  Earthlink, Inc. *                                               12,300           89,544
  FactSet Research Systems, Inc.                                   5,300          184,599
  Keynote Systems, Inc. *                                          1,100           10,043
  Macromedia, Inc. *                                               1,100           24,629
  Mercury Interactive Corp. *                                      1,800           67,086
  META Group, Inc. *                                               7,600           14,440
  Netegrity, Inc. *                                                3,950           30,217
  Register.com, Inc. *                                             7,800           65,676
  RSA Security, Inc. *                                             1,350            8,235
  Secure Computing Corp. *                                         2,300           28,911
  The BISYS Group, Inc. *                                          5,400          184,680
                                                                           --------------
                                                                                1,311,090
                                                                           --------------
  Commercial Services/Transportation (1.0%)
  C.H. Robinson Worldwide, Inc.                                    1,900           59,793
  Expeditors International of Washington, Inc.                     2,100          121,527
  UTi Worldwide, Inc.                                              5,200          104,000
                                                                           --------------
                                                                                  285,320
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Food (1.1%)
  American Italian Pasta Company                                   1,800   $       89,532
  Dreyer's Grand Ice Cream, Inc.                                   2,400          111,984
  The Topps Company, Inc. *                                        2,600           26,598
  Tootsie Roll Industries, Inc.                                    1,533           71,852
                                                                           --------------
                                                                                  299,966
                                                                           --------------
  Healthcare Products (4.2%)
  American Medical Systems Holdings, Inc. *                        3,000           68,940
  Apogent Technologies, Inc. *                                     3,100           71,920
  Coherent, Inc. *                                                 2,200           67,320
  CYTYC Corp. *                                                    1,300           20,423
  DENTSPLY International, Inc.                                     2,550          101,158
  ICU Medical, Inc. *                                              4,500          171,045
  Inamed Corp.                                                       800           29,464
  Mentor Corp.                                                       700           28,035
  Omnicare, Inc.                                                   5,200          139,048
  Patterson Dental Company *                                       3,600          165,960
  ResMed, Inc. *                                                   2,600           96,486
  STERIS Corp. *                                                   1,200           26,580
  Techne Corp. *                                                   5,900          157,471
                                                                           --------------
                                                                                1,143,850
                                                                           --------------
  Healthcare Services (8.5%)
  Accredo Health, Inc. *                                           4,500          291,285
  AdvancePCS                                                       3,700          125,097
  AmeriPath, Inc. *                                                4,000          108,000
  Amsurg Corp.                                                     1,200           34,800
  Caremark Rx, Inc. *                                              5,700          122,550
  Community Health Systems, Inc. *                                 1,200           34,824
  DaVita, Inc. *                                                   1,000           25,920
  Enzon, Inc. *                                                    2,700          100,548
  Express Scripts, Inc.                                            2,000          126,420
  First Health Group Corp. *                                       7,000          203,000
  Hooper Holmes, Inc.                                             11,500          119,485
  Human Genome Sciences, Inc. *                                    1,600           25,184
  LifePoint Hospitals, Inc. *                                      3,900          163,800
  Lincare Holdings, Inc. *                                         4,400          138,512
  Manor Care, Inc. *                                               5,500          141,020
  Province Healthcare Company *                                    3,500          134,785
  Renal Care Group, Inc. *                                         1,400           49,700
  Triad Hospitals, Inc. *                                          2,100           88,200
  Unilab Corp. *                                                   3,100           92,907
  United Surgical Partners International, Inc.                     4,200          121,380
  Universal Health Services, Inc. Class B *                        1,600           74,480
                                                                           --------------
                                                                                2,321,897
                                                                           --------------
  Pharmaceuticals (3.9%)
  Albany Molecular Research, Inc. *                                2,500           60,625
  Alkermes, Inc. *                                                 3,000           60,420
  Biovail Corp. *                                                  1,700           64,209
  CIMA Labs, Inc. *                                                1,700           33,949
  Cubist Pharmaceuticals, Inc. *                                   1,300           18,174
  Immunogen Inc.                                                   1,900           15,656
  K-V Pharmaceutical Company Class A *                             3,600          103,500
  King Pharmaceuticals, Inc. *                                     1,349           42,278
  Ligand Pharmaceuticals, Inc. *                                   1,700           26,469
  Medicis Pharmaceutical Corp. Class A *                           2,100          112,455
  Neurocrine Biosciences, Inc. *                                   2,400           78,936
  Noven Pharmaceuticals, Inc. *                                    7,100          142,639
  NPS Pharmaceuticals, Inc. *                                      2,500           74,525
  Priority Healthcare Corp. Class B *                              3,400          101,116
  Shire Pharmaceuticals Group PLC ADS *                            3,321           73,726
  SICOR Inc.                                                       3,000           53,160
                                                                           --------------
                                                                                1,061,837
                                                                           --------------

Energy (4.6%)
  Oil and Gas Producers (2.2%)
  CACI International, Inc. Class A                                 2,600           65,338
  Spinnaker Exploration Company *                                  3,100          132,835
  Stone Energy Corp. *                                             2,900          122,960
  Tom Brown, Inc. *                                                4,500          130,500
  Unit Corp.                                                       1,400           27,328
  XTO Energy, Inc.                                                 5,900          120,360
                                                                           --------------
                                                                                  599,321
                                                                           --------------

                                      128
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Oil and Gas Services (2.4%)
  B.J. Services Company *                                          1,800   $       66,132
  Cal Dive International, Inc. *                                   2,900           75,110
  Global Industries, Ltd. *                                        4,300           41,452
  Grey Wolf, Inc. *                                                5,400           24,570
  Key Energy Services, Inc. *                                      5,800           70,470
  Patterson-UTI Energy, Inc. *                                     6,100          195,200
  Pride International, Inc. *                                      7,600          141,284
  Veritas DGC, Inc.*                                               1,800           32,580
                                                                           --------------
                                                                                  646,798
                                                                           --------------

Financial (10.0%)
  Banks (4.0%)
  Boston Private Financial Holding                                 2,100           56,385
  City National Corp.                                              1,850          102,213
  Commerce Bancorp, Inc.                                           4,050          200,029
  Community First Bankshares, Inc.                                 2,400           65,952
  East West Bancorp, Inc.                                          1,000           35,800
  Investors Financial Services Corp.                               1,700          125,188
  Silicon Valley Bancshares *                                      3,500          111,825
  Southwest Bancorp of Texas, Inc. *                               3,700          129,611
  Sterling Bancshares, Inc.                                        8,300          113,544
  UCBH Holdings, Inc.                                              4,000          157,800
                                                                           --------------
                                                                                1,098,347
                                                                           --------------
  Financial-Diversified (0.9%)
  Affiliated Managers Group, Inc. *                                2,800          178,080
  National Commerce Financial Corp.                                2,700           75,573
                                                                           --------------
                                                                                  253,653
                                                                           --------------
  Insurance (3.1%)
  Annuity and Life Re (Holdings), Ltd.                               700           13,286
  Arthur J. Gallagher & Company                                    2,500           90,250
  Brown & Brown, Inc.                                              2,300           76,360
  Max Re Capital, Ltd. *                                           3,100           48,143
  PMI Group, Inc.                                                  1,400          113,568
  Radian Group, Inc.                                               2,418          125,494
  RenaissanceRe Holdings, Ltd.                                       400           46,880
  StanCorp Financial Group, Inc.                                   2,700          157,950
  Triad Guaranty, Inc. *                                           3,900          174,330
                                                                           --------------
                                                                                  846,261
                                                                           --------------
  Real Estate (0.6%)
  Apartment Investment & Management Company Class A                1,250           61,375
  Catellus Development Corp. *                                     3,600           73,440
  Trammell Crow Company *                                          1,100           15,312
                                                                           --------------
                                                                                  150,127
                                                                           --------------
  Securities Brokers (1.4%)
  Eaton Vance Corp.                                                2,400           87,672
  Investment Technology Group, Inc. *                              3,200          147,200
  Legg Mason, Inc.                                                 2,100          105,504
  Waddell & Reed Financial, Inc. Class A                           1,550           39,913
                                                                           --------------
                                                                                  380,289
                                                                           --------------

Industrial (8.4%)
  Aerospace/Defense (0.2%)
  Triumph Group, Inc. *                                            1,100           50,655
                                                                           --------------
  Building Materials (0.4%)
  Cabot Microelectronics Corp. *                                   2,273          111,150
                                                                           --------------
  Electronic Components/Equipment (1.7%)
  Aeroflex, Inc. *                                                 2,900           40,542
  Artesyn Technologies, Inc. *                                     1,100            8,547
  CTS Corp.                                                        1,300           22,295
  Dionex Corp. *                                                   2,850           70,196
  KEMET Corp. *                                                    2,400           46,488
  Mercury Computer Systems, Inc. *                                 3,900          112,905
  Proxim Corp. - Class A                                          14,360           43,798
  SBS Technologies, Inc. *                                         1,100           14,014
  Technitrol, Inc.                                                 4,300          109,220
                                                                           --------------
                                                                                  468,005
                                                                           --------------
  Electronics (1.0%)
  Genesis Microchip, Inc.                                          4,100           98,441
  Harman International Industries, Inc.                            2,900          171,245
                                                                           --------------
                                                                                  269,686
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Engineering/Construction (1.0%)
  Dycom Industries, Inc. *                                         5,825   $       88,132
  Insituform Technologies, Inc. *                                  5,400          134,190
  Tetra Tech, Inc. *                                               4,375           62,388
                                                                           --------------
                                                                                  284,710
                                                                           --------------
  Environmental Control (0.3%)
  MKS Instruments, Inc. *                                          2,243           76,015
                                                                           --------------
  Machinery-Diversified (1.4%)
  Brooks Automation, Inc. *                                        2,400           85,560
  Cooper Cameron Corp. *                                           1,300           71,292
  National-Oilwell, Inc. *                                         2,600           69,082
  PRI Automation, Inc.                                             2,000           37,180
  Watsco, Inc.                                                     6,900          124,821
                                                                           --------------
                                                                                  387,935
                                                                           --------------
  Metal Fabricate/Hardware (1.0%)
  Mobile Mini, Inc. *                                              1,600           52,752
  Shaw Group, Inc. *                                               3,100           94,643
  Simpson Manufacturing Company, Inc. *                            1,700          111,690
                                                                           --------------
                                                                                  259,085
                                                                           --------------
  Miscellaneous Manufacturing (0.0%)
  Zomax, Inc. *                                                    1,300            7,475
                                                                           --------------
  Transportation/Air (0.8%)
  Frontier Airlines, Inc.                                          6,400           98,880
  JetBlue Airways Corp.                                              400           20,120
  SkyWest, Inc.                                                    4,600          105,570
                                                                           --------------
                                                                                  224,570
                                                                           --------------
  Trucking & Leasing (0.6%)
  Forward Air Corp. *                                              5,600          152,152
                                                                           --------------

Technology (15.4%)
  Computers (0.9%)
  Black Box Corp. *                                                1,100           51,469
  Concurrent Computer Corp. *                                      2,000           13,700
  Insight Enterprises, Inc. *                                      5,400          140,940
  SanDisk Corp. *                                                  2,300           37,628
                                                                           --------------
                                                                                  243,737
                                                                           --------------
  Office/Business Equipment (0.7%)
  Zebra Technologies Corp. Class A *                               3,200          181,344
                                                                           --------------
  Semiconductors (6.2%)
  Alliance Semiconductor Corp. *                                   1,100           11,726
  Alpha Industries, Inc. *                                         5,100           62,475
  ATMI, Inc. *                                                     4,300          131,150
  AXT, Inc. *                                                      1,400           16,240
  CommScope, Inc. *                                                2,800           44,464
  Cree, Inc. *                                                     2,400           28,296
  Cymer, Inc. *                                                    2,300          108,721
  DDi Corp. *                                                      1,900           11,438
  Elantec Semiconductor Inc.                                       1,900           78,546
  Exar Corp. *                                                     2,900           57,826
  GlobespanVirata, Inc.                                            1,224            7,222
  Integrated Silicon Solution, Inc. *                              6,400           85,760
  Intersil Corp. Class A +                                         3,200           85,920
  Lattice Semiconductor Corp. *                                    5,300           62,805
  Maxim Integrated Products, Inc. *                                  690           34,362
  Micro Warehouse, Inc. *                                          4,200           92,190
  Microchip Technology, Inc. *                                       650           28,925
  NVIDIA Corp. *                                                   1,700           59,177
  Oak Technology, Inc.                                             8,200          116,686
  Pericom Semiconductor Corp. *                                    5,100           72,777
  Pixelworks, Inc. *                                               3,900           38,883
  Plexus Corp. *                                                   6,700          167,433
  QuickLogic Corp. *                                                 600            3,000
  Semtech Corp. *                                                  2,500           79,950
  Silicon Storage Technology, Inc. *                               5,400           53,568
  TranSwitch Corp. *                                               3,800            6,346
  TriQuint Semiconductor, Inc. *                                   2,926           29,670
  Varian Semiconductor Equipment Associates, Inc. *                2,300          107,456
                                                                           --------------
                                                                                1,683,012
                                                                           --------------

                                      129
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Software (7.5%)
  Actuate Corp. *                                                 11,400   $       64,410
  Advent Software, Inc. *                                          1,000           49,380
  Anaren Microwave, Inc. *                                         3,900           49,257
  Aspen Technology, Inc. *                                         1,500           20,325
  Barra, Inc. *                                                    3,450          170,395
  Borland Software Corp.                                           3,900           42,510
  Cognex Corp. *                                                   4,300          105,995
  Cohu, Inc.                                                       3,400           95,234
  Dendrite International, Inc. *                                   2,350           31,137
  Echelon Corp. *                                                    500            7,900
  Eclipsys Corp. *                                                 3,700           59,241
  Electronic Arts, Inc. *                                            900           53,145
  Embarcadero Technologies, Inc. *                                 2,200           24,200
  Fair, Isaac and Company, Inc.                                    2,450          136,563
  HNC Software, Inc. *                                             2,400           45,888
  Hyperion Solutions Corp. *                                       2,400           56,160
  Informatica Corp. *                                              4,000           31,720
  Internet Security Systems, Inc. *                                  900           17,640
  Interwoven, Inc. *                                               1,600            6,752
  Jack Henry & Associates, Inc.                                    2,000           46,560
  Liberate Technologies, Inc. *                                    6,900           35,121
  LTX Corp. *                                                      1,900           40,299
  MatrixOne, Inc. *                                                5,800           40,020
  Micromuse, Inc. *                                                  500            4,080
  National Instruments Corp. *                                     3,400          130,662
  Optimal Robotics Corp. *                                         1,300           19,396
  Packeteer, Inc. *                                                7,900           55,300
  Peregrine Systems, Inc. *                                        5,766           39,497
  Precise Software Solutions, Ltd.*                                3,700           48,618
  Radiant Systems, Inc. *                                          4,750           52,298
  SERENA Software, Inc. *                                          5,800           79,750
  SmartForce PLC ADR *                                             4,400           28,376
  SonicWALL, Inc. *                                                4,500           33,390
  Sybase, Inc. *                                                   1,100           15,466
  Symantec Corp. *                                                 1,900           67,279
  THQ, Inc. *                                                      3,600          126,216
  Verity, Inc. *                                                   3,000           40,020
  Websense, Inc.*                                                  3,200           85,472
                                                                           --------------
                                                                                2,055,672
                                                                           --------------

Utilities (0.1%)
  Electric
  Calpine Corp. *                                                  2,500           27,500
                                                                           --------------

TOTAL COMMON STOCK (COST $27,641,515)                                          27,046,215
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (0.0%)

Technology
  Software
  eLoyalty Corp. (cost $489)                                          95              452
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.1%)

Other Short-Term Instruments
  SSgA Money Market Fund
    7-day yield of 1.770% 5-1-2002 (cost $290,000)         $     290,000   $      290,000
                                                                           --------------

TOTAL INVESTMENTS (100.3%) (COST $27,932,004)                                  27,336,667
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                                    (113,111)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   27,223,556
                                                                           ==============

                                      130
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (99.6%)

Basic Materials (0.8%)
  Chemicals (0.3%)
  The Valspar Corp.                                                2,300   $      105,915
                                                                           --------------
  Paper Products (0.5%)
  Kimberly-Clark Corp.                                             2,800          182,336
                                                                           --------------

Communications (9.8%)
  Advertising (4.8%)
  Omnicom Group, Inc.                                              7,800          680,472
  The Interpublic Group of Companies, Inc.                        12,700          392,176
  TMP Worldwide, Inc. *                                            5,000          150,850
  WPP Group PLC ADR                                                7,800          412,932
                                                                           --------------
                                                                                1,636,430
                                                                           --------------
  Broadcasting (2.1%)
  Clear Channel Communications, Inc. *                            13,400          629,130
  Univision Communications, Inc. Class A *                         2,500           99,900
                                                                           --------------
                                                                                  729,030
                                                                           --------------
  Newspapers (2.4%)
  Viacom, Inc. Class B *                                          17,800          838,380
                                                                           --------------
  Telecommunications Diversified (0.3%)
  Vodafone Group PLC ADR                                           7,300          118,260
                                                                           --------------
  Telecommunications Equipment (0.2%)
  Telefonaktiebolaget LM Ericsson AB Class B ADR                  24,600           61,254
                                                                           --------------

Consumer Cyclical (10.7%)
  Entertainment (1.5%)
  The Walt Disney Company                                         22,700          526,186
                                                                           --------------
  Footwear (0.3%)
  Nike, Inc. Class B                                               1,800           95,994
                                                                           --------------
  Housewares (0.3%)
  Corning, Inc.                                                   15,400          103,026
                                                                           --------------
  Jewelry (0.6%)
  Tiffany & Company                                                4,900          194,775
                                                                           --------------
  Publishing (0.7%)
  The McGraw-Hill Companies, Inc.                                  3,700          236,763
                                                                           --------------
  Retail/Broadline (3.7%)
  Dollar General Corp.                                            11,200          176,400
  Family Dollar Stores, Inc.                                       5,300          183,380
  Wal-Mart Stores, Inc.                                           16,400          916,104
                                                                           --------------
                                                                                1,275,884
                                                                           --------------
  Retail/Drug Based (1.1%)
  CVS Corp.                                                        5,100          170,748
  Walgreen Company                                                 5,200          196,404
                                                                           --------------
                                                                                  367,152
                                                                           --------------
  Retail/Grocery (0.4%)
  Starbucks Corp. *                                                6,000          136,920
                                                                           --------------
  Retail/Specialty (2.1%)
  Bed, Bath & Beyond, Inc. *                                       3,100          115,227
  Home Depot, Inc.                                                10,600          491,522
  Williams-Sonoma, Inc. *                                          2,300          132,503
                                                                           --------------
                                                                                  739,252
                                                                           --------------

Consumer Non-Cyclical (38.8%)
  Beverages (3.5%)
  Anheuser-Busch Companies, Inc.                                   2,700          143,100
  PepsiCo, Inc.                                                    8,870          460,353
  The Coca-Cola Company                                           10,700          593,957
                                                                           --------------
                                                                                1,197,410
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Biotechnology (2.2%)
  Amgen, Inc. *                                                    3,600   $      190,368
  GlaxoSmithKline PLC ADR                                         11,900          571,795
                                                                           --------------
                                                                                  762,163
                                                                           --------------
  Commercial Services/Business (1.7%)
  Concord EFS, Inc. *                                              6,900          218,205
  Equifax, Inc.                                                    3,500           95,620
  Paychex, Inc.                                                    3,700          138,121
  Robert Half International, Inc. *                                5,300          139,178
                                                                           --------------
                                                                                  591,124
                                                                           --------------
  Commercial Services/Education (0.9%)
  Apollo Group, Inc. Class A *                                     4,950          189,783
  DeVry, Inc. *                                                    4,300          113,907
                                                                           --------------
                                                                                  303,690
                                                                           --------------
  Commercial Services/Personal (0.5%)
  Cintas Corp.                                                     3,100          160,487
                                                                           --------------
  Commercial Services/Technology (3.9%)
  AOL Time Warner, Inc. *                                         30,700          583,914
  Automatic Data Processing, Inc.                                  3,900          198,276
  First Data Corp.                                                 6,400          508,736
  VeriSign, Inc. *                                                 4,400           40,700
                                                                           --------------
                                                                                1,331,626
                                                                           --------------
  Commercial Services/Transportation (0.5%)
  Expeditors International of Washington, Inc.                     3,200          185,184
                                                                           --------------
  Food (1.0%)
  General Mills, Inc.                                              3,700          162,985
  Wm. Wrigley Jr. Company                                          3,500          192,500
                                                                           --------------
                                                                                  355,485
                                                                           --------------
  Healthcare Products (4.6%)
  Baxter International, Inc.                                       3,900          221,910
  Guidant Corp. *                                                  6,700          251,920
  Johnson & Johnson                                               11,600          740,776
  Medtronic, Inc.                                                  8,500          379,865
                                                                           --------------
                                                                                1,594,471
                                                                           --------------
  Healthcare Services (0.6%)
  UnitedHealth Group, Inc.                                         2,400          210,744
                                                                           --------------
  Household Products (4.3%)
  Avon Products, Inc.                                              3,800          212,230
  Colgate-Palmolive Company                                        3,100          164,331
  Ecolab, Inc.                                                     3,000          131,730
  Proctor & Gamble Company                                         6,700          604,742
  The Gillette Company                                            10,500          372,540
                                                                           --------------
                                                                                1,485,573
                                                                           --------------
  Pharmaceuticals (14.3%)
  Abbott Laboratories, Inc.                                        7,100          383,045
  AstraZeneca PLC ADR                                              8,000          372,400
  Bristol-Myers Squibb Company, Inc.                              10,500          302,400
  Cardinal Health, Inc.                                            2,100          145,425
  Eli Lilly and Company                                            6,200          409,510
  Merck & Company, Inc.                                           12,600          684,684
  Pfizer, Inc.                                                    33,887        1,231,792
  Pharmacia Corp.                                                 10,742          442,892
  Schering Plough Corp.                                           14,100          384,930
  Wyeth                                                            9,300          530,100
                                                                           --------------
                                                                                4,887,178
                                                                           --------------
  Retail/Grocery (0.8%)
  SYSCO Corp.                                                      9,000          261,090
                                                                           --------------

                                      131
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Financial (19.0%)
  Banks (8.2%)
  Citigroup, Inc.                                                 23,759   $    1,028,765
  Mellon Financial Corp.                                           7,700          290,752
  Northern Trust Corp.                                             6,800          361,216
  State Street Corp.                                               7,400          378,214
  The Bank of New York                                            11,000          402,490
  Wells Fargo & Company                                            7,300          373,395
                                                                           --------------
                                                                                2,834,832
                                                                           --------------
  Financial-Diversified (0.5%)
  American Express Company                                         4,600          188,646
                                                                           --------------
  Insurance (4.0%)
  Ambac Financial Group, Inc.                                      2,600          163,436
  American International Group, Inc.                               9,963          688,643
  Marsh & McLennan Companies, Inc.                                 5,200          525,616
                                                                           --------------
                                                                                1,377,695
                                                                           --------------
  Securities Brokers (1.0%)
  Charles Schwab Corp.                                            13,300          151,487
  Franklin Resources, Inc.                                         4,200          175,980
                                                                           --------------
                                                                                  327,467
                                                                           --------------
  United States Government Agencies (5.3%)
  Freddie Mac                                                     13,600          888,760
  Fannie Mae                                                      11,900          939,267
                                                                           --------------
                                                                                1,828,027
                                                                           --------------

Industrial (4.7%)
  Aerospace/Defense (0.4%)
  The Boeing Company                                               2,900          129,340
                                                                           --------------
  Electronic Components/Equipment (0.3%)
  Molex, Inc.                                                      3,900          114,348
                                                                           --------------
  Electronics (3.2%)
  General Electric Company                                        35,450        1,118,448
                                                                           --------------
  Machinery-Diversified (0.5%)
  Applied Materials, Inc. *                                        6,400          155,648
                                                                           --------------
  Metal Fabricate/Hardware (0.3%)
  Illinois Tool Works, Inc.                                        1,400          100,940
                                                                           --------------

Technology (15.8%)
  Computers (0.9%)
  Dell Computer Corp. *                                            8,900          234,426
  EMC Corp. *                                                      7,600           69,464
                                                                           --------------
                                                                                  303,890
                                                                           --------------
  Office/Business Equipment (1.7%)
  Cisco Systems, Inc. *                                           32,400          474,660
  Symbol Technologies, Inc.                                       12,000          101,520
                                                                           --------------
                                                                                  576,180
                                                                           --------------
  Semiconductors (8.4%)
  Altera Corp. *                                                  14,500          298,120
  Analog Devices, Inc. *                                           8,400          310,464
  Applied Micro Circuits Corp. *                                  13,500           91,125
  Broadcom Corp. Class A *                                         3,400          117,300
  Intel Corp.                                                     23,600          675,196
  JDS Uniphase Corp. *                                            21,400           92,876
  Linear Technology Corp.                                          8,500          330,310
  Maxim Integrated Products, Inc. *                                6,800          338,640
  Texas Instruments, Inc.                                         10,600          327,858
  Xilinx, Inc. *                                                   7,700          290,752
                                                                           --------------
                                                                                2,872,641
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Software (4.8%)
  BMC Software, Inc. *                                             6,500   $       93,990
  Computer Associates International, Inc.                          6,400          119,040
  Intuit, Inc. *                                                   3,700          144,966
  Microsoft Corp. *                                               20,500        1,071,330
  Oracle Corp. *                                                  22,100          221,884
                                                                           --------------
                                                                                1,651,210
                                                                           --------------

TOTAL COMMON STOCK (COST $35,685,771)                                          34,253,094
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (0.2%)

Communications
  Telecommunications Equipment
  Nokia Corp. OY ADR (cost $109,562)                               5,000           81,300
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (0.3%)

Other Short-Term Instruments
  SSgA Money Market Fund
    7-day yield of 1.770% 5-1-2002 (cost $116,000)         $     116,000   $      116,000
                                                                           --------------

TOTAL INVESTMENTS (100.1%) (COST $35,911,333)                                  34,450,394
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                     (28,808)
                                                                           --------------

NET ASSETS (100.0%)                                                        $   34,421,586
                                                                           ==============

                                      132
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS (76.9%)

Basic Materials (3.5%)
  Chemicals (1.0%)
  Huntsman International LLC 9.875% 3-1-2009               $   1,000,000   $    1,005,000
                                                                           --------------
  Paper Products (1.5%)
  Scotia Pacific Company Series B 7.110% 7-20-2028             2,000,000        1,594,920
                                                                           --------------
  Plastics (1.0%)
  Applied Extrusion Technologies, Inc.
    10.750% 7-1-2011                                           1,000,000        1,000,000
                                                                           --------------

Communications (7.0%)
  Broadcasting (1.0%)
  Canwest Media, Inc. 10.625% 5-15-2011                        1,000,000        1,080,000
                                                                           --------------
  Cable TV (0.8%)
  Adelphia Communications Corp. 10.250% 11-1-2006              1,000,000          855,000
                                                                           --------------
  Newspapers (1.9%)
  World Color Press, Inc. 144A 7.750% 2-15-2009                2,000,000        1,988,340
                                                                           --------------
  Telecommunications Services (3.3%)
  Charter Communications Holdings LLC
    0.000% 4-1-2011                                            1,000,000          700,000
  Charter Communications Holdings LLC
    8.625% 4-1-2009                                            1,000,000          900,000
  Exodus Communications, Inc. 11.625% 7-15-2010                1,000,000          175,000
  KPNQwest NV NYRS 8.125% 6-1-2009                             2,000,000          200,000
  Time Warner Telecom, Inc. 10.125% 2-1-2011                   1,000,000          500,000
  WorldCom, Inc. 7.500% 5-15-2011                              2,000,000          940,000
                                                                           --------------
                                                                                3,415,000
                                                                           --------------

Consumer Cyclical (13.7%)
  Auto Manufacturing (2.0%)
  Navistar International Corp. 9.375% 6-1-2006                 2,000,000        2,115,000
                                                                           --------------
  Auto Parts/Equipment (5.8%)
  ArvinMeritor, Inc. 6.750% 3-15-2008                          3,000,000        2,896,080
  Dana Corp. 6.250% 3-1-2004                                   1,000,000          965,000
  Dura Operating Corp. 8.625% 4-15-2012                        1,000,000        1,040,000
  Lear Corp. 8.110% 5-15-2009                                  1,000,000        1,040,000
                                                                           --------------
                                                                                5,941,080
                                                                           --------------
  Entertainment (1.0%)
  Park Place Entertainment Corp. 8.125% 5-15-2011              1,000,000        1,010,000
                                                                           --------------
  Housewares (1.0%)
  Owens-Brockway Glass Container, Inc.
    8.875% 2-15-2009                                           1,000,000        1,032,500
                                                                           --------------
  Retail/Broadline (1.9%)
  Neiman Marcus Group, Inc. 7.125% 6-1-2028                    2,000,000        1,915,140
                                                                           --------------
  Retail/Grocery (2.0%)
  American Seafood Group, LLC 144A
    10.125% 4-15-2010                                          1,000,000        1,020,000
  Ingles Markets, Inc. 8.875% 12-1-2011                        1,000,000        1,010,000
                                                                           --------------
                                                                                2,030,000
                                                                           --------------

Consumer Non-Cyclical (5.4%)
  Healthcare Products (1.5%)
  C.R. Bard, Inc. 6.700% 12-1-2026                             1,500,000        1,558,440
                                                                           --------------
  Healthcare Services (0.5%)
  InSight Health Services Corp. 144A
    9.875% 11-1-2011                                             500,000          515,000
                                                                           --------------
  Retail/Grocery (2.4%)
  Nash Finch Company 8.500% 5-1-2008                           2,500,000        2,487,500
                                                                           --------------
  Tobacco (1.0%)
  DIMON, Inc. 9.625% 10-15-2011                                1,000,000        1,055,000
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Energy (9.6%)
  Oil and Gas Producers (5.3%)
  Chesapeake Energy Corp. 8.375% 11-1-2008                 $   1,000,000   $    1,010,000
  Enron Corp. 6.750% 8-1-2009                                  3,000,000          337,500
  Stone Energy Corp. 8.250% 12-15-2011                         1,000,000        1,020,000
  The Louisiana Land and Exploration Company
    7.625% 4-15-2013                                           2,000,000        2,130,800
  XTO Energy Inc. 7.500% 4-15-2012                             1,000,000        1,006,250
                                                                           --------------
                                                                                5,504,550
                                                                           --------------
  Oil and Gas Services (4.3%)
  Forest Oil Corp. 7.750% 5-1-2014                             1,000,000          980,000
  Forest Oil Corp. 8.000% 12-15-2011                             500,000          510,000
  Petroleum Geo-Services ASA 6.625% 3-30-2008                  2,300,000        1,950,722
  Pioneer Natural Resources Company
    7.500% 4-15-2012                                           1,000,000        1,005,000
                                                                           --------------
                                                                                4,445,722
                                                                           --------------

Financial (18.2%)
  Banks (1.0%)
  Popular, Inc. 6.125% 10-15-2006                              1,000,000          997,120
                                                                           --------------
  Financial-Diversified (15.3%)
  Ford Motor Credit Company 6.500% 1-25-2007                   2,000,000        1,987,020
  Ford Motor Credit Company 7.375% 2-1-2011                    3,000,000        3,015,000
  Household Finance Corp. 5.750% 1-30-2007                     2,000,000        1,977,880
  HSBC Capital Funding 144A 9.547% 12-29-2049                  2,000,000        2,342,500
  HVB Funding Trust III 144A 9.000% 10-22-2031                 1,000,000        1,121,250
  PDVSA Finance, Ltd. 6.450% 2-15-2004                         3,000,000        2,979,960
  Peoples Bancorp., Inc. 7.200% 12-1-2006                      2,300,000        2,312,305
                                                                           --------------
                                                                               15,735,915
                                                                           --------------
  Savings & Loan (1.9%)
  GS Escrow Corp. 7.125% 8-1-2005                              2,000,000        2,003,420
                                                                           --------------

Industrial (11.2%)
  Aerospace/Defense (2.8%)
  AAR Corp. 7.250% 10-15-2003                                  2,000,000        2,024,460
  B/E Aerospace, Inc. 144A 8.000% 3-1-2008                     1,000,000          930,000
                                                                           --------------
                                                                                2,954,460
                                                                           --------------
  Environmental Control (2.0%)
  Allied Waste Industries, Inc. 10.000% 8-1-2009               2,000,000        2,060,000
                                                                           --------------
  Machinery-Diversified (1.8%)
  Columbus Mckinnon Corp. 8.500% 4-1-2008                      2,000,000        1,900,000
                                                                           --------------
  Transportation/Air (0.7%)
  Piedmont Aviation, Inc. 10.100% 5-13-2007                    1,048,000          712,387
                                                                           --------------
  Transportation/Railroad (2.1%)
  Kansas City Southern Industries, Inc.
    9.500% 10-1-2008                                           2,000,000        2,160,000
                                                                           --------------
  Transportation/Water (1.8%)
  Royal Caribbean Cruises, Ltd. 8.750% 2-2-2011                1,000,000          980,000
  Royal Caribbean Cruises, Ltd. 7.000% 10-15-2007              1,000,000          925,000
                                                                           --------------
                                                                                1,905,000
                                                                           --------------

Utilities (8.3%)
  Electric (6.6%)
  Calpine Corp. 7.750% 4-15-2009                               2,000,000        1,710,000
  Elwood Energy LLC 8.159% 7-5-2026                            1,972,140        1,947,291
  Nevada Power Company 8.250% 6-1-2011                         2,000,000        1,847,888
  The AES Corp. 8.750% 12-15-2002                              1,000,000          970,000
  The AES Corp. 8.500% 11-1-2007                                 500,000          340,000
                                                                           --------------
                                                                                6,815,179
                                                                           --------------
  Gas (1.7%)
  Dynegy-Roseton Danskamme 7.670% 11-8-2016                    2,000,000        1,760,000
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $85,857,392)                       79,551,673
                                                                           --------------

COLLATERALIZED MORTGAGE OBLIGATION (2.1%)

Financial
  Financial-Diversified
  Aetna Commercial Mortgage Trust
    7.230% 1-15-2028 (cost $2,039,241)                         2,000,000        2,126,384
                                                                           --------------

                                      133
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

LONG-TERM GOVERNMENT BONDS (2.8%)

Foreign Government (0.9%)
  Republic of Colombia 9.750% 4-23-2009                    $   1,000,000   $      982,500
                                                                           --------------

United States Government Securities (1.9%)
  Treasury Bond 3.500% 11-15-2006                              2,000,000        1,925,920
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $2,833,961)                              2,908,420
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (0.0%)

Consumer Cyclical (0.0%)
  Publishing
  Golden Books Publishing, Inc. *                                 63,750   $          159
                                                                           --------------

Communications (0.0%)
  Telecommunication Services
  McLeodUSA, Inc.                                                 15,159            3,032
                                                                           --------------

TOTAL COMMON STOCK (COST $168,425)                                                  3,191
                                                                           --------------

CONVERTIBLE PREFERRED STOCK (2.3%)

Communications (0.4%)
  Newspapers (0.4%)
  PRIMEDIA, Inc.                                                  10,000          450,000
                                                                           --------------
  Telecommunications Services (0.0%)
  McLeodUSA Inc.                                                   6,841           36,258
                                                                           --------------

Financial (1.9%)
  Real Estate
  Duke-Weeks Realty Corp.                                         40,000        1,971,252
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $4,468,644)                             2,457,510
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (17.0%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    1.250% 5-1-2002 (cost $17,548,018)                     $  17,548,018   $   17,548,018
                                                                           --------------

TOTAL INVESTMENTS (101.1%) (COST $112,915,681)                                104,595,196
                                                                           --------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1%)                                  (1,180,503)
                                                                           --------------

NET ASSETS (100.0%)                                                        $  103,414,693
                                                                           ==============

                                      134
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONVERTIBLE SECURITIES

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (49.3%)

Communications (4.2%)
  Telecommunications Equipment
  EchoStar Communications Corp. 4.875% 1-1-2007            $      60,000   $       53,550
  L-3 Communications Holdings, Inc.
    4.000% 9-15-2011                                              32,000           42,720
                                                                           --------------
                                                                                   96,270
                                                                           --------------

Consumer Cyclical (11.4%)
  Lodging (2.3%)
  Marriott International, Inc. 0.000% 5-8-2021                    60,000           52,125
                                                                           --------------
  Retail/Broadline (3.0%)
  Costco Wholesale Corp. 0.000% 8-19-2017                         75,000           68,719
                                                                           --------------
  Retail/Grocery (3.5%)
  SUPRVALU, Inc. 0.000% 11-2-2031                                240,000           78,300
                                                                           --------------
  Retail/Specialty (2.6%)
  Best Buy Company, Inc. 2.250% 1-15-2022                         60,000           59,850
                                                                           --------------

Consumer Non-Cyclical (13.2%)
  Biotechnology (2.2%)
  Isis Pharmaceuticals, Inc. 144A 5.500% 5-19-2009                50,000           50,625
                                                                           --------------
  Commercial Services/Technology (6.6%)
  First Data Corp. 2.000% 3-1-2008                                65,000           73,531
  Juniper Networks, Inc. 4.750% 3-15-2007                        100,000           74,250
                                                                           --------------
                                                                                  147,781
                                                                           --------------
  Pharmaceuticals (4.4%)
  ALZA Corp. 0.000% 7-28-2020                                     80,000           71,500
  Roche Holdings, Inc. 144A 0.000% 1-19-2015                      40,000           28,000
                                                                           --------------
                                                                                   99,500
                                                                           --------------

Financial (5.0%)
  Insurance (2.0%)
  American International Group, Inc. 0.000% 11-9-2031             75,000           45,375
                                                                           --------------
  Financial-Diversified (3.0%)
  Calpine Capital Trust                                              750           22,594
  Ford Motor Company Capital Trust II                                800           45,024
                                                                           --------------
                                                                                   67,618
                                                                           --------------

Industrial (5.9%)
  Metal Fabricate/Hardware (2.8%)
  Masco Corp. 0.000% 7-20-2031                                   150,000           64,500
                                                                           --------------
  Transportation/Air (3.1%)
  Continental Airlines, Inc. 4.500% 2-1-2007                      75,000           71,460
                                                                           --------------

Technology (9.6%)
  Office/Business Equipment (2.3%)
  Xerox Corp. 0.570% 4-21-2018                                    90,000           51,750
                                                                           --------------
  Semiconductors (3.1%)
  LSI Logic Corp. 4.000% 11-1-2006                                80,000           70,100
                                                                           --------------
  Software (4.2%)
  EDO Corp. 5.250% 4-15-2007                                      35,000           42,542
  Rational Software Corp. 5.000% 2-1-2007                         60,000           53,400
                                                                           --------------
                                                                                   95,942
                                                                           --------------

TOTAL CONVERTIBLE CORPORATE BONDS (COST $1,053,930)                             1,119,915
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK (27.0%)

Basic Materials (1.6%)
  Paper Products
  International Paper Company                                        800   $       36,700
                                                                           --------------

Consumer Cyclical (3.4%)
  Auto Manufacturing (2.0%)
  General Motors Corp.                                             1,600           45,800
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Entertainment (1.4%)
  Six Flags, Inc.                                                  1,200   $       32,400
                                                                           --------------

Consumer Non-Cyclical (5.8%)
  Commercial Services/Technology (3.0%)
  Electronic Data Systems Corp.                                    1,400           67,340
                                                                           --------------
  Healthcare Services (2.8%)
  Anthem, Inc.                                                       750           64,031
                                                                           --------------

Financial (8.3%)
  Financial - Diversified (1.9%)
  Capital One Financial Corp.                                        900           42,863
                                                                           --------------
  Insurance (5.2%)
  PartnerRe, Ltd. ADR                                                600           33,600
  Prudential Financial, Inc.                                         700           39,557
  Travelers Property Casualty Corp.                                1,800           45,288
                                                                           --------------
                                                                                  118,445
                                                                           --------------
  Savings & Loan (1.2%)
  Washington Mutual, Inc.                                            500           26,375
                                                                           --------------

Industrial (1.7%)
  Aerospace/Defense
  Northrup Grumman Corp.                                             300           38,700
                                                                           --------------

Utilities (6.2%)
  Electric
  AMEREN Corp.                                                     1,400           37,590
  Duke Energy Corp.                                                2,400           59,352
  TXU Corp.                                                          800           45,360
                                                                           --------------
                                                                                  142,302
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCK (COST $665,177)                                 614,956
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (23.0%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.500% 5-1-2002 (cost $522,367)                        $     522,367   $      522,367
                                                                           --------------

TOTAL INVESTMENTS (99.3%) (COST $2,241,474)                                     2,257,238
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)                                       15,257
                                                                           --------------

NET ASSETS (100.0%)                                                        $    2,272,495
                                                                           ==============

                                      135
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (90.2%)

Communications (15.5%)
  Broadcasting (3.3%)
  Clear Channel Communications, Inc. *                             8,000   $      375,600
                                                                           --------------
  Cable TV (5.9%)
  Comcast Corp. Special Class A *                                  9,000          240,750
  Cox Communications, Inc. Class A *                              13,000          434,070
                                                                           --------------
                                                                                  674,820
                                                                           --------------
  Telecommunications Equipment (6.3%)
  EchoStar Communications Corp. *                                 14,500          394,400
  QUALCOMM, Inc. *                                                11,000          331,760
                                                                           --------------
                                                                                  726,160
                                                                           --------------

Consumer Cyclical (15.4%)
  Entertainment (3.7%)
  Liberty Media Corp. *                                           40,000          428,000
                                                                           --------------
  Lodging (1.9%)
  Marriott International, Inc.                                     5,000          219,700
                                                                           --------------
  Retail/Broadline (3.4%)
  Wal-Mart Stores, Inc.                                            7,000          391,020
                                                                           --------------
  Retail/Drug Based (2.7%)
  Rite Aid Corp. *                                                13,000           41,210
  Walgreen Company                                                 7,000          264,390
                                                                           --------------
                                                                                  305,600
                                                                           --------------
  Retail/Specialty (3.7%)
  RadioShack Corp.                                                13,500          421,200
                                                                           --------------

Consumer Non-Cyclical (35.9%)
  Commercial Services/Business (12.8%)
  Concord EFS, Inc. *                                             12,000          379,487
  Moody's Corp.                                                   11,500          501,170
  Paychex, Inc.                                                    9,000          335,970
  Robert Half International, Inc. *                               10,000          262,600
                                                                           --------------
                                                                                1,479,227
                                                                           --------------
  Commercial Services/Technology (7.8%)
  First Data Corp.                                                10,500          834,645
  VeriSign, Inc. *                                                 6,500           60,125
                                                                           --------------
                                                                                  894,770
                                                                           --------------
  Commercial Services/Transportation (3.5%)
  Expeditors International of Washington, Inc.                     7,000          405,090
                                                                           --------------
  Pharmaceuticals (8.3%)
  Allergan, Inc.                                                   5,500          362,505
  Pfizer, Inc.                                                     7,000          254,450
  Pharmacia Corp.                                                  8,500          350,455
                                                                           --------------
                                                                                  967,410
                                                                           --------------
  Retail/Grocery (3.5%)
  Safeway, Inc. *                                                  9,500          398,525
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Financial (11.5%)
  Banks (6.5%)
  Northern Trust Corp.                                             7,000   $      371,840
  State Street Corp.                                               7,500          383,325
                                                                           --------------
                                                                                  755,165
                                                                           --------------
  Financial-Diversified (2.8%)
  MBNA Corp.                                                       9,000          319,050
                                                                           --------------
  Securities Brokers (2.2%)
  Charles Schwab Corp.                                            22,000          250,580
                                                                           --------------

Industrial (4.2%)
  Trucking & Leasing
  United Parcel Service, Inc.                                      8,000          480,320
                                                                           --------------

Technology (7.7%)
  Semiconductors (3.2%)
  Intel Corp.                                                     13,000          371,930
                                                                           --------------
  Software (4.5%)
  Microsoft Corp. *                                               10,000          522,600
                                                                           --------------

TOTAL COMMON STOCK (COST $11,329,675)                                          10,386,767
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (9.4%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002 (cost $1,081,523)                      $   1,081,523   $    1,081,523
                                                                           --------------

TOTAL INVESTMENTS (99.6%) (COST $12,411,198)                                   11,468,290
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                       42,522
                                                                           --------------

NET ASSETS (100.0%)                                                        $   11,510,812
                                                                           ==============

                                      136
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA GROWTH OPPORTUNITIES

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (81.8%)

Communications (1.4%)
  Advertising
  Lamar Advertising Company *                                      5,500   $      236,115
                                                                           --------------

Consumer Cyclical (2.5%)
  Housewares
  Gentex Corp. *                                                  13,000          411,580
                                                                           --------------

Consumer Non-Cyclical (42.5%)
  Biotechnology (2.1%)
  Symyx Technologies, Inc. *                                      17,500          343,700
                                                                           --------------
  Commercial Services/Business (14.3%)
  Moody's Corp.                                                   18,500          806,230
  NetRatings, Inc. *                                              40,000          552,800
  On Assignment, Inc. *                                           23,500          477,755
  Resources Connection, Inc.                                       7,200          191,088
  Robert Half International, Inc. *                               14,000          367,640
                                                                           --------------
                                                                                2,395,513
                                                                           --------------
  Commercial Services/Personal (0.4%)
  Weight Watchers International, Inc.                              1,800           67,968
                                                                           --------------
  Commercial Services/Technology (4.8%)
  Global Payments, Inc.                                           20,200          776,084
  VeriSign, Inc. *                                                 3,100           28,675
                                                                           --------------
                                                                                  804,759
                                                                           --------------
  Commercial Services/Transportation (14.8%)
  C.H. Robinson Worldwide, Inc.                                   25,000          786,750
  Expedia, Inc. Class A *                                         11,000          889,196
  Expeditors International of Washington, Inc.                    13,700          792,819
                                                                           --------------
                                                                                2,468,765
                                                                           --------------
  Food (1.9%)
  Dreyer's Grand Ice Cream, Inc.                                   7,000          326,620
                                                                           --------------
  Healthcare Products (4.2%)
  Techne Corp. *                                                  26,400          704,616
                                                                           --------------

Energy (2.5%)
  Oil and Gas Producers
  EOG Resources, Inc.                                             10,000          425,500
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

Financial (16.3%)
  Financial-Diversified (4.1%)
  Financial Federal Corp.                                         19,700   $      692,849
                                                                           --------------
  Securities Brokers (12.2%)
  BlackRock, Inc.                                                 17,000          782,000
  Investment Technology Group, Inc. *                             17,000          782,000
  W.P. Stewart & Company, Ltd.                                    17,100          485,982
                                                                           --------------
                                                                                2,049,982
                                                                           --------------

Industrial (2.2%)
  Trucking & Leasing
  Forward Air Corp. *                                             13,600          369,512
                                                                           --------------

Technology (14.4%)
  Semiconductors (9.2%)
  Cymer, Inc. *                                                   18,200          860,314
  QLogic Corp. *                                                   9,500          434,245
  TriQuint Semiconductor, Inc. *                                  24,959          253,084
                                                                           --------------
                                                                                1,547,643
                                                                           --------------
  Software (5.2%)
  Barra, Inc. *                                                   17,500          864,325
                                                                           --------------

TOTAL COMMON STOCK (COST $12,034,405)                                          13,709,447
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (17.6%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002 (cost $2,949,101)                      $   2,949,101   $    2,949,101
                                                                           --------------

TOTAL INVESTMENTS (99.4%) (COST $14,983,506)                                   16,658,548
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                                       99,773
                                                                           --------------

NET ASSETS (100.0%)                                                        $   16,758,321
                                                                           ==============

                                      137
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA MONEY MARKET

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

COMMERCIAL PAPER (84.6%)

Communications (5.5%)
  Publishing (1.4%)
  R.R. Donnelley Corp. 1.750% 5-29-2002                    $   1,250,000   $    1,248,299
                                                                           --------------
  Newspapers (4.1%)
  Gannett Company, Inc.
    1.760% 6-12-2002                                             700,000          698,563
    1.770% 5-20-2002                                             800,000          799,253
    1.770% 7-2-2002                                              700,000          697,866
    1.780% 5-13-2002                                             370,000          369,780
    1.780% 5-21-2002                                             400,000          399,604
    1.780% 5-24-2002                                             522,000          521,406
                                                                           --------------
                                                                                3,486,472
                                                                           --------------

Consumer Cyclical (2.3%)
  Retail/Broadline
  Wal-Mart Stores, Inc.
    1.750% 5-14-2002                                           1,000,000          999,368
    1.770% 5-7-2002                                              960,000          959,717
                                                                           --------------
                                                                                1,959,085
                                                                           --------------

Consumer Non-Cyclical (23.4%)
  Beverages (5.3%)
  Anheuser-Busch Companies, Inc. 1.70% 5-8-2002                  900,000          899,697
  The Coca-Cola Company
    1.740% 6-5-2002                                              800,000          798,647
    1.740% 8-1-2002                                              400,000          398,221
    1.750% 6-17-2002                                             500,000          498,858
    1.750% 6-3-2002                                              300,000          299,519
    1.750% 7-23-2002                                             250,000          248,991
    1.750% 7-8-2002                                              300,000          299,008
    1.770% 5-2-2002                                              400,000          399,980
    1.780% 7-16-2002                                             500,000          498,121
    1.840% 7-8-2002                                              188,000          187,347
                                                                           --------------
                                                                                4,528,389
                                                                           --------------
  Commerical Services/Business (4.0%)
  Canadian Wheat Board +
    1.700% 5-10-2002                                           1,000,000          999,575
    1.730% 7-17-2002                                           1,500,000        1,494,450
    1.760% 8-22-2002                                           1,000,000          994,476
                                                                           --------------
                                                                                3,488,501
                                                                           --------------
  Household Products (5.0%)
  The Gillette Company
    1.720% 5-20-2002                                           1,500,000        1,498,638
    1.740% 7-2-2002                                            1,300,000        1,296,104
    2.060% 10-15-2002                                          1,000,000          990,444
  Procter & Gamble Company 1.760% 5-2-2002                       550,000          549,973
                                                                           --------------
                                                                                4,335,159
                                                                           --------------
  Pharmaceuticals (9.1%)
  Abbott Laboratories, Inc.
    1.700% 6-11-2002                                             900,000          898,258
    1.720% 6-18-2002                                             300,000          299,312
    1.730% 5-16-2002                                             400,000          399,712
    1.730% 6-12-2002                                             400,000          399,193
    1.730% 6-4-2002                                              500,000          499,183
    1.740% 5-28-2002                                             500,000          499,348
    1.750% 5-28-2002                                             350,000          349,541
    1.750% 5-9-2002                                              550,000          549,785
  Pfizer, Inc.
    1.700% 5-29-2002                                           1,400,000        1,398,148
    1.710% 5-24-2002                                           1,200,000        1,198,689
    1.730% 5-16-2002                                             400,000          399,712
    1.750% 5-10-2002                                             500,000          499,781
    1.750% 5-2-2002                                              400,000          399,981
                                                                           --------------
                                                                                7,790,643
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Financial (46.0%)
  Banks (7.3%)
  Bank of America Corp. 1.830% 8-16-2002                   $   1,278,000   $    1,271,049
  Toronto Dominion Holdings (U.S.A.), Inc.
    1.740% 6-13-2002                                             250,000          249,480
    1.740% 6-24-2002                                             450,000          448,826
    1.740% 7-24-2002                                             400,000          398,376
    1.760% 5-7-2002                                              500,000          499,853
    1.770% 5-15-2002                                             500,000          499,656
    1.770% 5-30-2002                                             500,000          499,287
    1.770% 6-10-2002                                             800,000          798,427
    1.830% 5-20-2002                                             250,000          249,759
  Wells Fargo & Company
    1.700% 7-1-2002                                              700,000          697,984
    1.700% 7-12-2002                                             700,000          697,620
                                                                           --------------
                                                                                6,310,317
                                                                           --------------
  Diversified (32.0%)
  Asset Securitization Corp.
    1.750% 6-5-2002                                              400,000          399,319
    1.780% 7-23-2002                                             600,000          597,538
    1.790% 5-23-2002                                           1,400,000        1,398,469
    1.790% 6-18-2002                                             750,000          748,210
    1.800% 6-11-2002                                             500,000          498,975
  Caterpillar Financial Services
    1.720% 5-30-2002                                             600,000          599,169
    1.780% 8-5-2002                                              800,000          796,203
    1.800% 8-5-2002                                              900,000          895,722
    1.830% 7-9-2002                                            1,300,000        1,295,440
  Ciesco LP
    1.760% 6-21-2002                                           1,100,000        1,097,257
    1.760% 5-22-2002                                             890,000          889,086
    1.770% 6-3-2002                                              600,000          599,027
    1.770% 6-6-2002                                              500,000          499,115
    1.750% 6-4-2002                                              300,000          299,504
    1.800% 6-3-2002                                              233,000          232,616
  Delaware Funding Corp.
    1.760% 5-8-2002                                            1,000,000          999,658
    1.770% 5-24-2002                                             480,000          479,457
    1.780% 5-16-2002                                             670,000          669,503
    1.790% 5-17-2002                                           1,000,000          999,204
    1.790% 5-8-2002                                              500,000          499,826
  General Electric Capital Corp.
    1.740% 5-20-2002                                             400,000          399,633
    1.740% 5-21-2002                                             500,000          499,517
    1.750% 5-15-2002                                             500,000          499,660
  Goldman Sachs Group, Inc. 1.830% 7-19-2002                     400,000          398,420
  Receivables Capital Corp.
    1.780% 5-15-2002                                             600,000          599,584
    1.780% 5-20-2002                                             250,000          249,765
    1.780% 5-28-2002                                             300,000          299,599
    1.790% 5-22-2002                                             400,000          399,582
    1.820% 5-6-2002                                              500,000          499,873
    1.820% 7-22-2002                                             250,000          248,963
    1.850% 7-15-2002                                           1,300,000        1,294,989
    1.860% 6-4-2002                                              250,000          249,560
  Toyota Motor Credit Corp.
    1.720% 5-17-2002                                             400,000          399,694
    1.720% 6-14-2002                                             350,000          349,264
    1.730% 6-13-2002                                             600,000          598,760
    1.760% 5-21-2002                                             300,000          299,707
    1.760% 5-29-2002                                             700,000          699,042
    1.770% 5-24-2002                                           1,000,000          998,869
    1.770% 5-6-2002                                              500,000          499,877
  Unilever Capital Corp.
    1.720% 5-31-2002                                             500,000          499,283
    1.730% 6-17-2002                                             500,000          498,871
    1.730% 6-19-2002                                             500,000          498,823
    1.740% 6-3-2002                                              550,000          549,123
    1.740% 6-7-2002                                              500,000          499,106
    1.750% 6-3-2002                                            1,000,000          998,396
                                                                           --------------
                                                                               27,521,258
                                                                           --------------

                                      138
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA MONEY MARKET

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------
  Insurance (3.4%)
  AIG Funding
    1.730% 5-17-2002                                       $   1,000,000   $      999,231
    1.750% 6-11-2002                                             600,000          598,804
    1.750% 6-11-2002                                             425,000          424,153
    1.760% 6-17-2002                                             300,000          299,311
    1.790% 6-4-2002                                              600,000          598,986
                                                                           --------------
                                                                                2,920,485
                                                                           --------------
  Securities Brokers (3.3%)
  Goldman Sachs Group, Inc.
    1.760% 6-14-2002                                             250,000          249,462
    1.780% 5-1-2002                                              450,000          450,000
    1.800% 7-18-2002                                             750,000          747,075
    1.850% 7-10-2002                                           1,000,000          996,403
    1.870% 7-8-2002                                              390,000          388,622
                                                                           --------------
                                                                                2,831,562
                                                                           --------------

Industrial (3.0%)
  Electronic Components/Equipment
  Emerson Electric Company
    1.760% 5-13-2002                                           1,000,000          999,413
    1.760% 5-28-2002                                             400,000          399,472
    1.770% 5-9-2002                                              450,000          449,823
    1.770% 6-11-2002                                             700,000          698,589
                                                                           --------------
                                                                                2,547,297
                                                                           --------------

Technology (4.1%)
  Computers (2.3%)
  International Business Machines Corp.
    1.760% 7-11-2002                                           2,000,000        1,993,058
                                                                           --------------
  Office/Business Equipment (1.8%)
  Pitney Bowes, Inc. 1.730% 5-9-2002                           1,550,000        1,549,404
                                                                           --------------

Utilities (0.3%)
  Electric
  Duke Energy Corp. 1.770% 5-6-2002                              250,000          249,939
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST $72,759,868)                                      72,759,868
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

OTHER SHORT-TERM SECURITIES (13.0%)

United States Government Agencies (12.9%)
  Federal Home Loan Bank
    1.710% 5-10-2002                                       $   1,000,000   $      999,573
    1.710% 5-3-2002                                            1,000,000          999,905
    1.710% 5-7-2002                                              300,000          299,915
    1.720% 5-3-2002                                              300,000          299,971
    1.740% 5-1-2002                                              295,000          295,000
    1.850% 5-22-2002                                             225,000          224,757
  Freddie Mac
    1.670% 5-6-2002                                              800,000          799,815
    1.710% 5-7-2002                                            1,000,000          999,715
    1.740% 5-14-2002                                             800,000          799,497
    1.780% 5-7-2002                                              400,000          399,881
  Fannie Mae
    1.690% 6-5-2002                                            1,500,000        1,497,535
    1.710% 5-8-2002                                            1,000,000          999,668
    1.720% 5-22-2002                                           1,000,000          998,997
    1.730% 6-6-2002                                            1,500,000        1,497,405
                                                                           --------------
                                                                               11,111,634
                                                                           --------------

Repurchase Agreements (0.1%)
  State Street Bank & Trust ***
    0.650% Repurchase Agreement dated 4-30-2002
    to be repurchased at $112,311 on 5-1-2002                    112,308          112,308
                                                                           --------------

TOTAL OTHER SHORT-TERM SECURITIES (COST $11,223,942)                           11,223,942
                                                                           --------------

TOTAL INVESTMENTS (97.6%) (COST $83,983,810)                                   83,983,810
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)                                    2,021,185
                                                                           --------------

NET ASSETS (100.0%)                                                        $   86,004,995
                                                                           ==============

                                      139
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCK (62.0%)

Basic Materials (2.0%)
  Chemicals (1.6%)
  E.I. du Pont de Nemours and Company                             14,500   $      645,250
                                                                           --------------
  Iron/Steel (0.4%)
  Alcoa, Inc.                                                      5,200          176,956
                                                                           --------------

Communications (11.4%)
  Cable TV (2.2%)
  Cox Communications, Inc. Class A *                              27,300          911,547
                                                                           --------------
  Telecommunications Services (9.2%)
  ALLTEL Corp.                                                    12,000          594,000
  AT&T Wireless Services, Inc. *                                  78,000          698,100
  Sprint Corp.-FON Group                                          71,100        1,126,935
  Verizon Communications, Inc.                                    20,400          818,244
  WorldCom, Inc. - MCI Group                                       2,800           10,503
  WorldCom, Inc. - WorldCom Group *                              205,000          508,195
                                                                           --------------
                                                                                3,755,977
                                                                           --------------

Consumer Cyclical (4.6%)
  Auto Manufacturing (1.6%)
  DaimlerChrysler AG                                               7,500          342,300
  Ford Motor Company                                              20,000          320,000
                                                                           --------------
                                                                                  662,300
                                                                           --------------
  Entertainment (3.0%)
  The Walt Disney Company                                         52,200        1,209,996
                                                                           --------------

Consumer Non-Cyclical (4.7%)
  Commercial Services/Technology (0.3%)
  AOL Time Warner, Inc. *                                          6,000          114,120
                                                                           --------------
  Healthcare Services (0.4%)
  Conseco, Inc.                                                   40,300          150,319
                                                                           --------------
  Pharmaceuticals (2.7%)
  Merck & Company, Inc.                                           17,100          929,214
  Schering Plough Corp.                                            6,000          163,800
                                                                           --------------
                                                                                1,093,014
                                                                           --------------
  Tobacco (1.3%)
  Philip Morris Companies, Inc.                                   10,000          544,300
                                                                           --------------

Energy (4.8%)
  Oil and Gas Producers (1.0%)
  Devon Energy Corp. 144A                                          8,000          394,480
                                                                           --------------
  Oil and Gas Services (3.8%)
  ChevronTexaco Corp.                                              3,850          333,834
  Conoco, Inc.                                                    10,000          280,500
  Diamond Offshore Drilling, Inc.                                 12,000          373,440
  Exxon Mobil Corp.                                               14,000          562,380
                                                                           --------------
                                                                                1,550,154
                                                                           --------------

Financial (25.5%)
  Banks (9.8%)
  Bank of America Corp.                                            6,500          471,120
  BB&T Corp.                                                      10,000          380,800
  FleetBoston Financial Corp.                                     53,010        1,871,253
  J.P. Morgan Chase & Company                                     21,650          759,915
  Wachovia Corp.                                                  13,030          495,661
                                                                           --------------
                                                                                3,978,749
                                                                           --------------
  Insurance (4.5%)
  John Hancock Financial Services, Inc.                           21,000          810,600
  The St. Paul Companies, Inc.                                    20,100        1,001,181
                                                                           --------------
                                                                                1,811,781
                                                                           --------------
  Real Estate (0.9%)
  Host Marriott Corp.                                             30,000          357,300
                                                                           --------------
  Savings & Loan (4.3%)
  Washington Mutual, Inc.                                         46,400        1,750,672
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                   SHARES            VALUE
------------------------------------------------------------------------------------------
  Securities Brokers (5.0%)
  Alliance Capital Management Holding LP                          11,670   $      536,936
  Jefferies Group, Inc.                                           11,000          511,390
  Raymond James Financial, Inc.                                   10,000          334,400
  T. Rowe Price Group, Inc.                                       19,000          666,330
                                                                           --------------
                                                                                2,049,056
                                                                           --------------
  United States Government Agencies (1.0%)
  Fannie Mae                                                       5,000          394,650
                                                                           --------------

Industrial (3.1%)
  Building Materials (1.2%)
  Louisiana-Pacific Corp.                                         40,000          468,000
                                                                           --------------
  Metal Fabricate/Hardware (0.6%)
  Cooper Industries, Inc.                                          6,000          262,800
                                                                           --------------
  Trucking & Leasing (1.3%)
  FedEx Corp. *                                                   10,000          516,700
                                                                           --------------

Technology (4.3%)
  Computers (1.7%)
  Compaq Computer Corp.                                           70,000          710,500
                                                                           --------------
  Semiconductors (1.8%)
  Intel Corp.                                                     25,800          738,138
                                                                           --------------
  Software (0.8%)
  Raytheon Company                                                 7,500          317,250
                                                                           --------------

Utilities (1.6%)
  Gas
  Keyspan Corp.                                                   19,000          670,700
                                                                           --------------

TOTAL COMMON STOCK (COST $27,198,568)                                          25,234,709
                                                                           --------------
------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

LONG-TERM GOVERNMENT BONDS (18.0%)

United States Government Securities
  Treasury Bonds
    3.500% 11-15-2006                                      $   4,500,000   $    4,333,320
    3.625% 3-31-2004                                           1,750,000        1,764,612
    5.000% 8-15-2011                                             250,000          248,105
    5.375% 2-15-2031                                           1,000,000          968,280
                                                                           --------------

TOTAL LONG-TERM GOVERNMENT BONDS (COST $7,275,965)                              7,314,317
                                                                           --------------

NON-CONVERTIBLE CORPORATE BONDS (13.9%)

Basic Materials (1.3%)
  Paper Products
  Abitibi-Consolidated, Inc. + 8.850% 8-1-2030                   250,000          252,500
  Bowater Canada Finance 7.950% 11-15-2011                       250,000          252,500
                                                                           --------------
                                                                                  505,000
                                                                           --------------

Communications (1.6%)
  Telecommunications Services (1.0%)
  AT&T Corp. 8.000% 11-15-2031                                   250,000          220,415
  Worldcom, Inc. 7.375% 1-15-2003                                250,000          195,000
                                                                           --------------
                                                                                  415,415
                                                                           --------------
  Newspapers (0.6%)
  News America Holdings 7.750% 12-1-2045                         250,000          233,750
                                                                           --------------

Consumer Non-Cyclical (1.9%)
  Commercial Services/Technology (0.7%)
  Time Warner, Inc. 9.125% 1-15-2013                             250,000          274,688
                                                                           --------------
  Food (0.6%)
  Campbell Soup Company 5.500% 3-15-2007                         250,000          251,250
                                                                           --------------
  Healthcare Services (0.6%)
  HCA Inc. 7.125% 6-1-2006                                       250,000          259,062
                                                                           --------------

Energy (0.6%)
  Oil and Gas Services
  Suncor Energy, Inc. 7.150% 2-1-2032                            250,000          252,500
                                                                           --------------

                                      140
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

------------------------------------------------------------------------------------------
DESCRIPTION                                                  PRINCIPAL          VALUE
------------------------------------------------------------------------------------------

Financial (6.2%)
  Banks (0.6%)
  Credit Suisse Group 5.750% 4-15-2007                     $     250,000   $      250,937
                                                                           --------------
  Financial-Diversified (3.7%)
  Boeing Capital Corp. 6.500% 2-15-2012                          250,000          255,312
  CIT Group Inc. 7.750% 4-2-2012                                 250,000          247,500
  General Motors Acceptance Corp. 6.750% 1-15-2006               250,000          258,125
  Household Finance Corp. 6.750% 5-15-2011                       250,000          248,125
  Sears Roebuck Acceptance Corp. 6.750% 8-15-2011                250,000          253,437
  Sprint Capital Corp. 5.700% 11-15-2003                         250,000          236,250
                                                                           --------------
                                                                                1,498,749
                                                                           --------------
  Real Estate (0.6%)
  Duke Realty Corp. 7.300% 6-30-2003                             250,000          259,688
                                                                           --------------
  Savings & Loan (0.7%)
  Abbey National PLC ADR 7.350% 10-29-2049                       250,000          261,875
                                                                           --------------
  Securities Brokers (0.6%)
  Goldman Sachs Group, Inc. 6.600% 1-15-2012                     250,000          248,438
                                                                           --------------

Industrial (0.6%)
  Transportation/Air
  Delta Air Lines, Inc. 7.570% 11-18-2010                        250,000          263,171
                                                                           --------------

Utilities (1.7%)
  Electric (0.6%)
  TXU Corp. 6.375% 6-15-2006                                     250,000          253,125
                                                                           --------------
  Gas (1.1%)
  Coastal Corp. 7.420% 2-15-2037                                 215,000          198,068
  The Williams Companies, Inc. 6.750% 1-15-2006                  250,000          248,750
                                                                           --------------
                                                                                  446,818
                                                                           --------------

TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $5,834,557)                         5,674,466
                                                                           --------------

SHORT-TERM SECURITIES (7.5%)

Time Deposit
  State Street Bank & Trust Eurodollar Time Deposit
    0.750% 5-1-2002 (cost $3,043,568)                          3,043,568        3,043,568
                                                                           --------------

TOTAL INVESTMENTS (101.4%) (COST $43,352,657)                                  41,267,060
                                                                           --------------

------------------------------------------------------------------------------------------
DESCRIPTION                                                  CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (-1.5%)

                                    Expiration  Exercise
                                       Date      Price
      Written Calls (-0.1%)         --------------------
  Compaq Computer Corp.             July        $     15             350   $       (1,750)
  Diamond Offshore Drilling, Inc.   September         35             120          (24,000)
  FedEx Corp.                       January           60              50          (16,000)
  Ford Motor Company                June            17.5             200           (6,000)
  Intel Corp.                       July              40              50           (3,000)
                                                                           --------------
                                                                                  (50,750)
                                                                           --------------
                                    Expiration  Exercise
      Written Puts (-1.4%)             Date      Price
                                    --------------------
  Bristol-Myers Squibb Company,
    Inc.                            September         40             100         (116,000)
  Bristol-Myers Squibb Company,
    Inc.                            January           45             100         (161,000)
  The Walt Disney Company           January         17.5             225          (14,625)
  Hewlett-Packard Company           May               20             310          (88,350)
  Intel Corp.                       January           20             100           (8,500)
  Microsoft Corp.                   January           45             100          (33,000)
  Schering Plough Corp.             August            30             200          (70,000)
  Sprint Corp.                      January           15             170          (47,600)
  Verizon Communications, Inc.      January           40             100          (51,000)
                                                                           --------------
                                                                                 (590,075)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM $411,524)                                         (640,825)
                                                                           --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                       68,904
                                                                           --------------

NET ASSETS (100.0%)                                                        $   40,695,139
                                                                           ==============

                                      141
                                                               IDEX MUTUAL FUNDS

                                                SEMI-ANNUAL REPORT 2002

See notes to schedule of investments on page 142.
The notes to the financial statements are an integral part of these schedules.

April 30, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
-------------------------------------------------------------

          ADR, GDR, NYRS or ADS after the name of a security represents American
            Depository Receipts, Global Depository Receipts, New York Registered Shares or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

          144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

@           Notional amount of forward foreign currency
            contracts and principal amount of foreign bonds are denominated in the indicated currency: B-British Pound; C-Canadian Dollar; D-Danish Krone; E-Euro; F-Swiss Franc; H-Hong Kong Dollar; J-Japanese Yen; K-Swedish Krone; P-Mexican Peso; W-South Korean Won;
-------------------------------------------------------------

+           Non-U.S. securities.

z           Private placement warrant valued at cost.

*           Presently non-income producing.

** Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

          See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

          See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

*** REPURCHASE AGREEMENT COLLATERAL TABLE
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Market Value and
                                              Principal Amount     Description                                     Accrued Interest
     -------------------------------------------------------------------------------------------------------------------------------
     IDEX Conservative Asset Allocation       $          64,786    U.S. Treasury Bonds 9.875%. 11/15/2015          $          64,787
     IDEX Gabelli Global Growth                       5,539,560    U.S. Treasury Bonds 7.875%, 2/15/2021                   5,539,846
     IDEX Janus Balanced                                 16,186    U.S. Treasury Notes 7.500%, 2/15/2005                      16,187
     IDEX Janus Capital Appreciation                     51,165    U.S. Treasury Notes 5.500%, 3/31/2003                      51,166
     IDEX Janus Global                                   43,632    U.S. Treasury Bonds 7.875%, 2/15/2021                      43,633
     IDEX Janus Growth                                   26,794    U.S. Treasury Notes 6.625%, 2/15/2027                      26,794
     IDEX Janus Growth & Income                          61,685    U.S. Treasury Bonds 7.625%, 2/15/2025                      61,686
     IDEX Salomon All Cap                           120,776,000    U.S. Treasury Bonds 13.250%, 5/15/2014                120,782,139
     IDEX Salomon Investors Value                     4,366,000    U.S. Treasury Bonds 7.250%, 8/15/2022                   4,366,222
     IDEX Transamerica Money Market                     112,308    U.S. Treasury Bonds 6.250%, 8/15/2023                     112,311

                                      142
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                      143
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

       PREFACE TO THE FINANCIAL STATEMENTS

       STATEMENT OF ASSETS AND LIABILITIES

          This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your fund. Items listed are the major components of your fund's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the fund. Items of particular interest are defined below.

ASSETS  Articles of value the fund owns such as investments and receivables

LIABILITIES  Obligations of the fund such as expenses and payables

NET ASSETS  The result of Assets less Liabilities

NET ASSETS CONSIST OF Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the fund

SHARES OF BENEFICIAL INTEREST OUTSTANDING The number of shares owned by shareholders for each Share Class at the close of the period

NET ASSET VALUE ("NAV") PER SHARE Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class

MAXIMUM OFFERING PRICE PER SHARE The NAV plus the maximum sales load, if any, attributable to the Share Class

        STATEMENT OF OPERATIONS

          This schedule is also known as the Income Statement. Its objective is to provide a financial summary of each fund's operations by listing the revenues generated during the period, expenses incurred during the period and the fund's profits and/or losses. Items of particular interest are defined below.

INVESTMENT INCOME  Earnings on fund investments such as dividends and interest

EXPENSES  Expenses incurred by the funds such as management fees

NET INVESTMENT INCOME OR LOSS  The result of Investment Income less Expenses

REALIZED GAINS OR LOSSES  Gains or Losses from the sale of investments

UNREALIZED GAINS OR LOSSES The difference between the current market value and the acquisition cost of securities currently held

                                      144
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

       STATEMENT OF CHANGES IN NET ASSETS

          The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.

OPERATIONS  Summarized information from the Statement of Operations

DISTRIBUTIONS TO SHAREHOLDERS Capital Gains and Investment Income distributions paid to shareholders

CHANGE IN NET ASSETS RESULTING FROM SHARES OF BENEFICIAL INTEREST The change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the fund

UNDISTRIBUTED NET INVESTMENT INCOME The amount of Net Investment Income that was not distributed to shareholders

        FINANCIAL HIGHLIGHTS

          The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.

TOTAL RETURN The performance over a one year period of an investment, assuming no sales load and reinvestment of any distributions

EXPENSE RATIO The percentage of a fund's average net assets used to pay its expenses. These expenses are deducted from fund assets, not from shareholder accounts

PORTFOLIO TURNOVER RATIO A measure of fund trading activity during the year. A turnover ratio of 100% would represent a fund whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute net capital gains

                                      145
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
April 30, 2002

   All numbers (except per share amounts)                                                     IDEX AMERICAN       IDEX AMERICAN
                in thousands                        IDEX AGGRESSIVE        IDEX ALGER            CENTURY             CENTURY
   --------------------------------------           ASSET ALLOCATION    AGGRESSIVE GROWTH    INCOME & GROWTH      INTERNATIONAL
ASSETS:
  Investment securities, at market value.....        $        6,160      $      185,827       $       41,102      $       17,208
  Repurchase agreements, at market value.....                   -                   -                    -                   -
  Cash.......................................                   113                  18                   41                 206
  Receivables:
    Investment securities sold...............                   -                 2,276                   69                 615
    Shares of beneficial interest sold.......                   243                  34                   24                  28
    Interest.................................                   -                   -                    -                   -
    Dividends................................                   -                    34                   35                  60
    Due from investment adviser..............                     8                  14                   23                  24
  Forward foreign currency contract..........                   -                   -                    -                     1
  Other......................................                   -                    13                  -                   -
                                                     --------------      --------------       --------------      --------------
                                                              6,524             188,216               41,294              18,142
                                                     --------------      --------------       --------------      --------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased..........                   -                 3,401                  -                   678
    Shares of beneficial interest redeemed...                   -                   124                   16                   7
  Accrued liabilities:
    Management and advisory fees.............                   -                   -                    -                   -
    Distribution fees........................                     2                 106                   28                  10
    Transfer agent fees and expenses.........                     1                 215                   29                  25
    Due to Custodian.........................                   -                   -                    -                   -
  Forward foreign currency contract..........                   -                   -                    -                   -
  Written options............................                   -                   -                    -                   -
  Other......................................                     8                  57                   41                  29
                                                     --------------      --------------       --------------      --------------
                                                                 11               3,903                  114                 749
                                                     --------------      --------------       --------------      --------------
NET ASSETS...................................        $        6,513      $      184,313       $       41,180      $       17,393
                                                     ==============      ==============       ==============      ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized........................                 6,704             289,232               44,697              21,960
  Undistributed net investment income (loss)
    or
    (distribution in excess of net investment
    income)..................................                    (4)             (1,438)                (152)                (49)
  Undistributed net realized gain (loss) from
    investments,
    futures/options contracts and foreign
    currency transactions....................                   -              (108,679)              (1,468)             (5,635)
  Net unrealized appreciation (depreciation)
    of investments,
    futures/options contracts and on
    translation of assets and liabilities in
    foreign currencies.......................                  (187)              5,198               (1,897)              1,117
                                                     --------------      --------------       --------------      --------------
NET ASSETS...................................        $        6,513      $      184,313       $       41,180      $       17,393
                                                     --------------      --------------       --------------      --------------
  Investment securities, at cost.............        $        6,348      $      180,624       $       42,998      $       16,097
                                                     ==============      ==============       ==============      ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares...........................                   149               4,505                1,302                 904
    Class B shares...........................                   272               3,541                2,255                 818
    Class C shares...........................                   112                 539                  641                 196
    Class M shares...........................                   126                 833                  369                 137
NET ASSET VALUE PER SHARE:
    Class A shares...........................        $         9.89      $        19.96       $         9.11      $         8.60
    Class B shares...........................        $         9.88      $        19.19       $         8.98      $         8.34
    Class C shares...........................        $         9.88      $        19.19       $         8.98      $         8.34
    Class M shares...........................        $         9.88      $        19.30       $         9.00      $         8.38
MAXIMUM OFFERING PRICE PER SHARE (1):
    Class A shares...........................        $        10.47      $        21.12       $         9.64      $         9.10
    Class M shares...........................        $         9.98      $        19.49       $         9.09      $         8.46

See notes to the Statements of Assets and Liabilities on page 152.


The notes to the financial statements are an integral part of these statements.

                                      146
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                                 IDEX GREAT        IDEX GREAT
    IDEX CONSERVATIVE    IDEX FEDERATED     IDEX GABELLI      IDEX GOLDMAN       COMPANIES-        COMPANIES-
    ASSET ALLOCATION       TAX EXEMPT      GLOBAL GROWTH      SACHS GROWTH      AMERICA(SM)        GLOBAL(2)
     $        3,572      $      30,983     $      48,145     $      36,719     $     146,037     $       13,839
                 65                -               5,540               -                 -                  -
                 37                129                13                 4                24                 23
                -                  -               2,040               108               -                  -
                442                 38                51                35             2,425                -
                -                  431               -                 -                 -                  -
                -                  -                  74                19               156                 38
                  8                -                 -                 -                 -                    2
                -                  -                   2               -                 -                  -
                -                    3               -                 -                   1                  1
     --------------      --------------    --------------    --------------    --------------    --------------
              4,124             31,584            55,865            36,885           148,643             13,903
     --------------      --------------    --------------    --------------    --------------    --------------
                -                  495                89               -                 -                  -
                -                  -                 -                  31               122                -
                -                    8                 7                 5                86                -
                  1                 15                36                26                93                -
                  1                  9                34                20                35                  8
                -                  -                 -                 -                 -                    7
                -                  -                 -                 -                 -                  -
                -                  -                 -                 -                 -                  -
                  8                 13                38                12                25                 16
     --------------      --------------    --------------    --------------    --------------    --------------
                 10                540               204                94               361                 31
     --------------      --------------    --------------    --------------    --------------    --------------
     $        4,114      $      31,044     $      55,661     $      36,791     $     148,282     $       13,872
     ==============      ==============    ==============    ==============    ==============    ==============
              4,148             31,226            72,891            46,145           164,524             16,645
                 (2)                41              (379)             (210)             (463)               (35)
                -                 (937)          (13,135)           (3,150)           (6,073)            (2,412)
                (32)               714            (3,716)           (5,994)           (9,706)              (326)
     --------------      --------------    --------------    --------------    --------------    --------------
     $        4,114      $      31,044     $      55,661     $      36,791     $     148,282     $       13,872
     --------------      --------------    --------------    --------------    --------------    --------------
     $        3,669      $      30,268     $      57,401     $      42,712     $     155,744     $       14,166
     ==============      ==============    ==============    ==============    ==============    ==============
                141              1,705             2,648             1,104             6,330                972
                159                607             3,295             2,103             7,226                693
                 58                249             1,278               510             2,234                202
                 54                194               543               484             1,209                155
     $         9.97      $       11.26     $        7.22     $        8.90     $        8.79     $         6.90
     $         9.96      $       11.26     $        7.14     $        8.70     $        8.68     $         6.82
     $         9.96      $       11.26     $        7.14     $        8.70     $        8.68     $         6.82
     $         9.96      $       11.26     $        7.15     $        8.73     $        8.70     $         6.83
     $        10.55      $       11.82     $        7.64     $        9.42     $        9.30     $         7.30
     $        10.06      $       11.37     $        7.22     $        8.82     $        8.79     $         6.90

                                      147
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

April 30, 2002

    All numbers (except per share amounts)              IDEX GREAT                                                  IDEX JANUS
                 in thousands                           COMPANIES-        IDEX ISABELLE         IDEX JANUS           CAPITAL
    --------------------------------------            TECHNOLOGY(SM)     SMALL CAP VALUE         BALANCED          APPRECIATION
ASSETS:
  Investment securities, at market value......        $       20,082      $       69,866      $      483,813      $      151,657
  Repurchase agreements, at market value......                   -                   -                    16                  51
  Cash........................................                     8                  48                 -                   -
  Receivables:
    Investment securities sold................                   398                  18                 -                   -
    Shares of beneficial interest sold........                    32                 852                 367                  60
    Interest..................................                   -                     1               3,728                 -
    Dividends.................................                     1                  10                 126                  17
    Due from investment adviser...............                     5                 -                   -                     5
    Variation Margin..........................                   -                   -                   -                   -
  Forward foreign currency contract...........                   -                   -                   -                   -
  Other.......................................                   -                     1                  12                  11
                                                      --------------      --------------      --------------      --------------
                                                              20,526              70,796             488,062             151,801
                                                      --------------      --------------      --------------      --------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased...........                   155               1,109                 487               1,106
    Shares of beneficial interest redeemed....                    27                  19                 366                 205
  Accrued liabilities:
    Management and advisory fees..............                   -                    35                 397                 -
    Distribution fees.........................                    12                  39                 333                  94
    Transfer agent fees and expenses..........                    17                 -                   155                 228
    Due to Custodian..........................                   -                   -                   -                   -
  Forward foreign currency contract...........                   -                   -                   -                   -
  Written options.............................                   -                   -                   -                   -
  Other.......................................                    16                  10                 115                  75
                                                      --------------      --------------      --------------      --------------
                                                                 227               1,212               1,853               1,708
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       20,299      $       69,584      $      486,209      $      150,093
                                                      ==============      ==============      ==============      ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized.........................                35,582              63,810             521,579             447,895
  Undistributed net investment income (loss)
    or
    (distribution in excess of net investment
    income)...................................                  (191)               (277)                398              (1,504)
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and
    foreign currency transactions.............               (11,195)                365             (38,966)           (288,431)
  Net unrealized appreciation (depreciation)
    of investments, futures/options contracts
    and on translation of assets and
    liabilities in foreign currencies.........                (3,897)              5,686               3,198              (7,867)
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       20,299      $       69,584      $      486,209      $      150,093
                                                      --------------      --------------      --------------      --------------
  Investment securities, at cost..............        $       23,979      $       64,180      $      480,625      $      159,571
                                                      ==============      ==============      ==============      ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares............................                 2,479               1,921               7,050               4,290
    Class B shares............................                 2,091               2,158              14,499               5,198
    Class C shares............................                   566               1,087               2,727               1,017
    Class M shares............................                   515                 418               3,534               1,203
    Class T shares............................                   -                   -                   -                   -
NET ASSET VALUE PER SHARE:
    Class A shares............................        $         3.62      $        12.52      $        17.49      $        13.17
    Class B shares............................        $         3.56      $        12.42      $        17.48      $        12.61
    Class C shares............................        $         3.56      $        12.42      $        17.48      $        12.61
    Class M shares............................        $         3.57      $        12.44      $        17.48      $        12.69
    Class T shares............................        $          -        $          -        $          -        $          -
MAXIMUM OFFERING PRICE PER SHARE (1):
    Class A shares............................        $         3.83      $        13.25      $        18.51      $        13.94
    Class M shares............................        $         3.61      $        12.57      $        17.66      $        12.82
    Class T shares............................        $          -        $          -        $          -        $          -

See notes to the Statements of Assets and Liabilities on page 152.

The notes to the financial statements are an integral part of these statements.

                                      148
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                                                       IDEX LKCM
      IDEX JANUS         IDEX JANUS        IDEX JANUS        IDEX JANUS         IDEX JENNISON       STRATEGIC TOTAL
    FLEXIBLE INCOME        GLOBAL            GROWTH        GROWTH & INCOME    EQUITY OPPORTUNITY        RETURN
    $       97,367     $     812,645     $   1,736,335     $       32,244       $       98,669      $       65,187
               -                  44                27                 62                  -                   -
               -                 -                 -                   26                   48                  15
             1,008             8,104            14,843                125                  552                 -
               422                52               209                102                  310                  14
             1,476               -                 -                   12                    1                 366
               -               2,325               242                  7                   59                  44
               -                 -                 -                  -                    -                   -
                 2               -                 -                  -                    -                   -
               -               6,945               -                  -                    -                   -
               -                  68               240                -                      1                   5
    --------------     --------------    --------------    --------------       --------------      --------------
           100,275           830,183         1,751,896             32,578               99,640              65,631
    --------------     --------------    --------------    --------------       --------------      --------------
               -               3,722            14,470                394                1,627                 -
               113             1,118             1,280                -                     18                  84
                71               692             1,347                 10                   65                  21
                63               497               639                 22                   64                  34
                25               442               849                 14                   23                  39
                 3               -                 -                  -                    -                   -
               -               5,445               -                  -                    -                   -
               -                 -                 -                  -                    -                   -
                24             2,005             1,012                 32                   35                  23
    --------------     --------------    --------------    --------------       --------------      --------------
               299            13,921            19,597                472                1,832                 201
    --------------     --------------    --------------    --------------       --------------      --------------
    $       99,976     $     816,262     $   1,732,299     $       32,106       $       97,808      $       65,430
    ==============     ==============    ==============    ==============       ==============      ==============
           100,099         1,122,603         2,520,449             34,869               99,822              63,366
                35            (4,703)          (12,117)              (136)                (350)                106
            (1,004)         (260,273)         (676,972)            (2,139)              (3,809)             (1,184)
               846           (41,365)          (99,061)              (488)               2,145               3,142
    --------------     --------------    --------------    --------------       --------------      --------------
    $       99,976     $     816,262     $   1,732,299     $       32,106       $       97,808      $       65,430
    --------------     --------------    --------------    --------------       --------------      --------------
    $       96,481     $     855,539     $   1,835,321     $       32,795       $       96,523      $       62,045
    ==============     ==============    ==============    ==============       ==============      ==============
             3,358            14,385            36,792                860                3,074               2,378
             4,603            12,920            18,097              2,165                5,732               1,267
             1,055             1,970             2,738                488                1,378                 209
             1,455             5,596             5,193                268                1,266                 324
               -                 -              25,936                -                    -                   -
    $         9.55     $       24.01     $       19.65     $         8.56       $         8.77      $        15.67
    $         9.55     $       22.98     $       18.58     $         8.47       $         8.45      $        15.66
    $         9.55     $       22.98     $       18.58     $         8.47       $         8.45      $        15.66
    $         9.55     $       23.00     $       18.74     $         8.49       $         8.50      $        15.66
    $          -       $         -       $       20.24     $          -         $          -        $          -
    $        10.03     $       25.41     $       20.79     $         9.06       $         9.28      $        16.58
    $         9.65     $       23.23     $       18.93     $         8.58       $         8.59      $        15.82
    $          -       $         -       $       22.12     $          -         $          -        $          -

                                      149
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

April 30, 2002

    All numbers (except per share amounts)                               IDEX MODERATELY
                 in thousands                         IDEX MODERATE      AGGRESSIVE ASSET      IDEX MUNDER          IDEX PBHG
    --------------------------------------           ASSET ALLOCATION       ALLOCATION            NET50           MID CAP GROWTH
ASSETS:
  Investment securities, at market value......        $       10,784      $       11,726      $        1,557      $       72,844
  Repurchase agreements, at market value......                   -                   -                   -                   -
  Cash........................................                   161                 193                   4                  24
  Receivables:
    Investment securities sold................                   -                   -                   -                   330
    Shares of beneficial interest sold........                   713               1,087                 -                    13
    Interest..................................                   -                   -                   -                   -
    Dividends.................................                   -                   -                   -                     4
    Due from investment adviser...............                     7                   7                   9                  29
  Forward foreign currency contract...........                   -                   -                   -                   -
  Other.......................................                   -                   -                     1                   2
                                                      --------------      --------------      --------------      --------------
                                                              11,665              13,013               1,571              73,246
                                                      --------------      --------------      --------------      --------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased...........                   -                   -                    21                 159
    Shares of beneficial interest redeemed....                     1                 -                   -                    25
  Accrued liabilities:
    Management and advisory fees..............                   -                   -                   -                   -
    Distribution fees.........................                     3                   3                   1                  46
    Transfer agent fees and expenses..........                     1                   1                   4                 118
    Due to Custodian..........................                   -                   -                   -                   -
  Forward foreign currency contract...........                   -                   -                   -                   -
  Written options.............................                   -                   -                   -                   -
  Other.......................................                     8                   9                  21                  31
                                                      --------------      --------------      --------------      --------------
                                                                  13                  13                  47                 379
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       11,652      $       13,000      $        1,524      $       72,867
                                                      ==============      ==============      ==============      ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized.........................                11,842              13,243               3,181             170,480
  Undistributed net investment income (loss)
    or
    (distribution in excess of net investment
    income)...................................                    (6)                 (6)                (21)               (751)
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and
    foreign currency transactions.............                   -                   -                  (969)           (105,757)
  Net unrealized appreciation (depreciation)
    of investments, futures/options contracts
    and on translation of assets and
    liabilities in foreign currencies.........                  (184)               (237)               (667)              8,895
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       11,652      $       13,000      $        1,524      $       72,867
                                                      --------------      --------------      --------------      --------------
  Investment securities, at cost..............        $       10,969      $       11,963      $        2,224      $       63,947
                                                      ==============      ==============      ==============      ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares............................                   247                 267                 155               2,530
    Class B shares............................                   534                 663                 176               3,661
    Class C shares............................                   189                 171                  65                 973
    Class M shares............................                   208                 210                  23                 523
    Class T shares............................                   -                   -                   -                   -
NET ASSET VALUE PER SHARE:
    Class A shares............................        $         9.89      $         9.92      $         3.66      $         9.63
    Class B shares............................        $         9.88      $         9.91      $         3.60      $         9.40
    Class C shares............................        $         9.88      $         9.91      $         3.60      $         9.40
    Class M shares............................        $         9.88      $         9.91      $         3.61      $         9.44
    Class T shares............................        $          -        $          -        $          -        $          -
MAXIMUM OFFERING PRICE PER SHARE (1):
    Class A shares............................        $        10.47      $        10.50      $         3.87      $        10.19
    Class M shares............................        $         9.98      $        10.01      $         3.65      $         9.54
    Class T shares............................        $          -        $          -        $          -        $          -

See notes to the Statements of Assets and Liabilities on page 152.

The notes to the financial statements are an integral part of these statements.

                                      150
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

      IDEX PBHG
     TECHNOLOGY &       IDEX PIMCO       IDEX SALOMON      IDEX SALOMON      IDEX T. ROWE PRICE    IDEX T. ROWE PRICE
    COMMUNICATIONS     TOTAL RETURN        ALL CAP        INVESTORS VALUE     HEALTH SCIENCES          SMALL CAP
    $      30,659     $      11,877     $     307,715     $       41,333       $        1,557        $       27,337
              -                 -             120,776              4,366                  -                     -
               15                 2             1,212                 31                    7                     6
              -                 263             8,495                312                   18                   183
               56               260               990                 23                   43                    81
              -                  47               728                -                    -                     -
                1               -                 190                 25                  -                       1
               29                 3               -                  -                      8                    10
              -                 -                 -                  -                    -                     -
                2                 2                 2                  2                  -                     -
    --------------    --------------    --------------    --------------       --------------        --------------
           30,762            12,454           440,108             46,092                1,633                27,618
    --------------    --------------    --------------    --------------       --------------        --------------
              554             4,063               138              1,204                  129                   289
               28               -                 482                 30                  -                      45
              -                 -                 244                  2                  -
               21                 3               306                 28                    1                    17
               71                 1               125                 24                    1                    26
              -                 -                 -                  -                    -                     -
              -                 -                 -                  -                    -                     -
              -                   5                 4                -                      4                   -
               21                 9                82                 13                    8                    17
    --------------    --------------    --------------    --------------       --------------        --------------
              695             4,081             1,381              1,301                  143                   394
    --------------    --------------    --------------    --------------       --------------        --------------
    $      30,067     $       8,373     $     438,727     $       44,791       $        1,490        $       27,224
    ==============    ==============    ==============    ==============       ==============        ==============
          126,194             8,312           458,503             43,720                1,546                31,483
             (420)                6               324                 13                   (3)                 (247)
          (89,258)               12             2,442              2,250                   (5)               (3,417)
           (6,449)               43           (22,542)            (1,192)                 (48)                 (595)
    --------------    --------------    --------------    --------------       --------------        --------------
    $      30,067     $       8,373     $     438,727     $       44,791       $        1,490        $       27,224
    --------------    --------------    --------------    --------------       --------------        --------------
    $      37,109     $      11,854     $     451,032     $       46,890       $        1,605        $       27,932
    ==============    ==============    ==============    ==============       ==============        ==============
            5,732               424             6,860              1,165                   74                   897
            9,777               269            15,472              1,815                   36                 1,241
            2,095                81             4,448                267                   26                   253
            1,453                60             4,520                252                   17                   214
    $        1.61     $       10.05     $       14.22     $        13.07       $         9.72        $        10.59
    $        1.56     $       10.03     $       13.95     $        12.65       $         9.71        $        10.37
    $        1.56     $       10.03     $       13.95     $        12.65       $         9.71        $        10.37
    $        1.57     $       10.04     $       13.99     $        12.71       $         9.71        $        10.41
    $         -       $         -       $         -       $          -         $          -          $          -
    $        1.70     $       10.55     $       15.05     $        13.83       $        10.29        $        11.21
    $        1.59     $       10.14     $       14.13     $        12.84       $         9.81        $        10.52
    $         -       $         -       $         -       $          -         $          -          $          -

                                      151
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

April 30, 2002

All numbers (except per share amounts)                               IDEX TRANSAMERICA     IDEX TRANSAMERICA
             in thousands                     IDEX T. ROWE PRICE        CONSERVATIVE          CONVERTIBLE        IDEX TRANSAMERICA
--------------------------------------       TAX-EFFICIENT GROWTH     HIGH-YIELD BOND          SECURITIES              EQUITY
ASSETS:
Investment securities, at market
  value.....................................    $       34,450         $      104,595        $        2,257        $       11,468
  Repurchase agreements, at market
    value.......................                           -                      -                     -                     -
  Cash......................................                20                    832                    25                     1
  Receivables:
    Investment securities sold..............               -                      -                     -                      57
    Shares of beneficial interest
      sold..................................                 1                    118                    35                     3
    Interest................................               -                    2,145                     6                   -
    Dividends...............................                24                    -                       3                     2
    Due from investment adviser.............                 2                    -                       7                    18
  Forward foreign currency contract...                     -                      -                     -                     -
  Other.....................................                 1                      9                   -                     -
                                                --------------         --------------        --------------        --------------
                                                        34,498                107,699                 2,333                11,549
                                                --------------         --------------        --------------        --------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased.........               -                    3,988                    50                   -
    Shares of beneficial interest
      redeemed..............................                22                    131                   -                      16
  Accrued liabilities:
    Management and advisory fees............               -                       51                   -                     -
    Distribution fees.......................                23                     57                     1                     6
    Transfer agent fees and
      expenses..............................                20                     30                     2                     9
    Due to Custodian............                           -                      -                     -                     -
  Forward foreign currency contract...                     -                      -                     -                     -
  Written options...............                           -                      -                     -                     -
  Other.....................................                11                     27                     8                     7
                                                --------------         --------------        --------------        --------------
                                                            76                  4,284                    61                    38
                                                --------------         --------------        --------------        --------------
NET ASSETS..................................    $       34,422         $      103,415        $        2,272        $       11,511
                                                ==============         ==============        ==============        ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest,
    unlimited shares authorized.............            36,451                117,507                 2,226                15,683
  Undistributed net investment income
    (loss) or (distribution in excess
    of net investment income)...............               (90)                   145                     3                   (84)
  Undistributed net realized gain
    (loss) from investments,
    futures/options contracts and
    foreign currency transactions...........              (476)                (5,911)                   27                (3,144)
  Net unrealized appreciation
    (depreciation) of investments,
    futures/options contracts and on
    translation of assets and
    liabilities in foreign
    currencies..............................            (1,463)                (8,326)                   16                  (944)
                                                --------------         --------------        --------------        --------------
NET ASSETS..................................    $       34,422         $      103,415        $        2,272        $       11,511
                                                --------------         --------------        --------------        --------------
  Investment securities, at cost............    $       35,911         $      112,916        $        2,241        $       12,411
                                                ==============         ==============        ==============        ==============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING:
    Class A shares..........................             1,037                  5,970                   153                   891
    Class B shares..........................             1,839                  3,890                    38                   539
    Class C shares..........................               384                  1,017                    16                   203
    Class M shares..........................               305                    904                    13                   154

NET ASSET VALUE PER SHARE:
    Class A shares..........................    $         9.72         $         8.78        $        10.35        $         6.50
    Class B shares..........................    $         9.63         $         8.78        $        10.34        $         6.39
    Class C shares..........................    $         9.63         $         8.78        $        10.34        $         6.39
    Class M shares..........................    $         9.64         $         8.78        $        10.35        $         6.41

MAXIMUM OFFERING PRICE PER SHARE (1):
    Class A shares..........................    $        10.29         $         9.22        $        10.87        $         6.88
    Class M shares..........................    $         9.74         $         8.87        $        10.45        $         6.47

(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B and Class M shares equals net asset less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of these statements.

                                      152
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


     IDEX TRANSAMERICA      IDEX TRANSAMERICA    IDEX TRANSAMERICA
    GROWTH OPPORTUNITIES      MONEY MARKET        VALUE BALANCED
     $          16,659      $         83,872     $         41,267
                   -                     112                  -
                    28                   676                  -
                    21                   -                    259
                    76                 1,403                    1
                   -                     -                    214
                   -                     -                     34
                    16                   -                    -
                   -                     -                    -
                   -                     -                      3
     -----------------      -----------------    -----------------
                16,800                86,063               41,778
     -----------------      -----------------    -----------------
                   -                     -                    254
                    12                   -                     66
                   -                       8                   17
                    10                    23                   26
                    13                   -                     22
                   -                     -                    -
                   -                     -                    -
                   -                     -                    641
                     7                    27                   57
     -----------------      -----------------    -----------------
                    42                    58                1,083
     -----------------      -----------------    -----------------
     $          16,758      $         86,005     $         40,695
     =================      =================    =================

                21,569                86,007               43,292
                  (118)                   (2)                  22
                (6,368)                  -                   (303)
                 1,675                   -                 (2,316)
     -----------------      -----------------    -----------------
     $          16,758      $         86,005     $         40,695
     -----------------      -----------------    -----------------
     $          14,984      $         83,984     $         43,353
     =================      =================    =================

                 1,137                52,484                1,262
                 1,214                22,378                1,486
                   320                 8,120                  463
                   217                 3,025                  378

     $            5.87      $           1.00     $          11.34
     $            5.76      $           1.00     $          11.34
     $            5.76      $           1.00     $          11.34
     $            5.78      $           1.00     $          11.34

     $            6.21      $           1.00     $          12.00
     $            5.84      $           1.01     $          11.45



                                      153
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

STATEMENTS OF OPERATIONS (UNAUDITED)
For the six months ended April 30, 2002

                                                                                              IDEX AMERICAN       IDEX AMERICAN
          All numbers in thousands                  IDEX AGGRESSIVE        IDEX ALGER            CENTURY             CENTURY
          ------------------------                  ASSET ALLOCATION    AGGRESSIVE GROWTH    INCOME & GROWTH      INTERNATIONAL
INVESTMENT INCOME:
  Interest...................................        $          -        $          116       $            1      $          -
  Dividends..................................                   -                   356                  204                 110
    Less withholding taxes on foreign
      dividends..............................                   -                    (2)                 -                   (14)
                                                     --------------      --------------       --------------      --------------
                                                                -                   470                  205                  96
                                                     --------------      --------------       --------------      --------------
EXPENSES:
  Management and advisory fees...............                   -                   809                  128                  56
  Transfer agent fees and expenses...........                     2                 730                   86                  56
  Custody and accounting fees and expenses...                     1                  31                   31                  42
  Registration fees..........................                     6                  32                   40                  26
  Trustees fees and expenses.................                   -                     3                  -                   -
  Audit fees and expenses....................                     1                   6                    4                   6
  Other......................................                     2                 264                   28                  16
  Distribution and service fees:
    Class A..................................                   -                   174                   13                  10
    Class B..................................                     1                 368                   77                  28
    Class C..................................                   -                    55                   25                   6
    Class M..................................                     1                  81                   12                   4
                                                     --------------      --------------       --------------      --------------
  Gross Expenses.............................                    14               2,553                  444                 250
  Less fee waivers and reimbursements by the
    investment adviser.......................                   (10)               (660)                 (87)               (109)
                                                     --------------      --------------       --------------      --------------
  Net Expenses...............................                     4               1,893                  357                 141
                                                     --------------      --------------       --------------      --------------
NET INVESTMENT INCOME (LOSS).................                    (4)             (1,423)                (152)                (45)
                                                     --------------      --------------       --------------      --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) during the period
    on:
    Investments..............................                   -               (17,503)                  36                (926)
    Futures/options contracts................                   -                   -                    -                   -
    Foreign currency transactions............                   -                   -                    -                   -
                                                     --------------      --------------       --------------      --------------
                                                                -               (17,503)                  36                (926)
                                                     --------------      --------------       --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation)
    during the period on:
    Investments..............................                  (187)             17,352                  300               1,457
    Futures/options contracts................                   -                   -                    -                   -
    Translation of assets and liabilities
      denominated
      in foreign currency....................                   -                   -                    -                   -
                                                     --------------      --------------       --------------      --------------
                                                               (187)             17,352                  300               1,457
                                                     --------------      --------------       --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS...............................                  (187)               (151)                 336                 531
                                                     --------------      --------------       --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING
  FROM OPERATIONS............................        $         (191)     $       (1,574)      $          184      $          486
                                                     ==============      ==============       ==============      ==============

The notes to the financial statements are an integral part of these statements.

                                      154
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                                 IDEX GREAT        IDEX GREAT
    IDEX CONSERVATIVE    IDEX FEDERATED     IDEX GABELLI      IDEX GOLDMAN       COMPANIES-        COMPANIES-
    ASSET ALLOCATION       TAX EXEMPT      GLOBAL GROWTH      SACHS GROWTH      AMERICA(SM)        GLOBAL(2)
     $          -        $         786     $          29     $           6     $          30     $           1
                -                  -                 191               176               768                84
                -                  -                  (8)              -                 -                  (3)
     --------------      --------------    --------------    --------------    --------------    --------------
                -                  786               212               182               798                82
     --------------      --------------    --------------    --------------    --------------    --------------
                -                   93               271               142               517                50
                  2                 23               137                72               176                29
                  1                 23                36                25                23                20
                  6                 24                17                31                18                18
                -                  -                   1               -                   2               -
                  1                  3                 3                 4                 4                 4
                  1                 10                54                22                57                11
                -                   35                31                15                85                10
                  1                 33               115                89               273                21
                -                   11                47                25                82                 6
                -                    7                18                19                43                 5
     --------------      --------------    --------------    --------------    --------------    --------------
                 12                262               730               444             1,280               174
                (10)               (21)             (140)              (52)              (19)              (57)
     --------------      --------------    --------------    --------------    --------------    --------------
                  2                241               590               392             1,261               117
     --------------      --------------    --------------    --------------    --------------    --------------
                 (2)               545              (378)             (210)             (463)              (35)
     --------------      --------------    --------------    --------------    --------------    --------------

                -                  105            (9,236)           (1,239)           (1,311)             (564)
                -                  -                 -                 -                 -                 -
                -                  -                 (62)              -                 -                 -
     --------------      --------------    --------------    --------------    --------------    --------------
                -                  105            (9,298)           (1,239)           (1,311)             (564)
     --------------      --------------    --------------    --------------    --------------    --------------
                (32)              (666)           12,734               139            (4,026)              950
                -                  -                 -                 -                 -                 -
                -                  -                  11               -                 -                 -
     --------------      --------------    --------------    --------------    --------------    --------------
                (32)              (666)           12,745               139            (4,026)              950
     --------------      --------------    --------------    --------------    --------------    --------------
                (32)              (561)            3,447            (1,100)           (5,337)              386
     --------------      --------------    --------------    --------------    --------------    --------------
     $          (34)     $         (16)    $       3,069     $      (1,309)    $      (5,800)    $         351
     ==============      ==============    ==============    ==============    ==============    ==============

                                      155
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the six months ended April 30, 2002

                                                        IDEX GREAT                                                  IDEX JANUS
           All numbers in thousands                     COMPANIES-        IDEX ISABELLE         IDEX JANUS           CAPITAL
           ------------------------                   TECHNOLOGY(SM)     SMALL CAP VALUE         BALANCED          APPRECIATION
INVESTMENT INCOME:
  Interest....................................        $            5      $           56      $        6,202      $          217
  Dividends...................................                     7                  67               1,703                 138
    Less withholding taxes on foreign
      dividends...............................                   -                   -                    (6)                -
                                                      --------------      --------------      --------------      --------------
                                                                  12                 123               7,899                 355
                                                      --------------      --------------      --------------      --------------
EXPENSES:
  Management and advisory fees................                    85                 158               2,389                 816
  Transfer agent fees and expenses............                    68                  53                 579                 746
  Custody and accounting fees and expenses....                    19                  19                  65                  43
  Registration fees...........................                    13                  31                  36                  37
  Trustees fees and expenses..................                   -                   -                     8                   3
  Audit fees and expenses.....................                     4                   3                   6                   6
  Other.......................................                    20                  15                 195                 242
  Distribution and service fees:
    Class A...................................                    17                  20                 220                 107
    Class B...................................                    39                  68               1,255                 360
    Class C...................................                    11                  39                 237                  72
    Class M...................................                     9                  11                 286                  78
                                                      --------------      --------------      --------------      --------------
  Gross Expenses..............................                   285                 417               5,276               2,510
  Less fee waivers and reimbursements by the
    investment adviser........................                   (82)                (17)                -                  (663)
                                                      --------------      --------------      --------------      --------------
  Net Expenses................................                   203                 400               5,276               1,847
                                                      --------------      --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)..................                  (191)               (277)              2,623              (1,492)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) during the period
    on:
    Investments...............................                (4,783)                435             (13,200)            (57,948)
    Futures/options contracts.................                   -                   -                   -                   -
    Foreign currency transactions.............                   -                   -                    (3)                -
                                                      --------------      --------------      --------------      --------------
                                                              (4,783)                435             (13,203)            (57,948)
                                                      --------------      --------------      --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation)
    during the period on:
    Investments...............................                 4,228               6,832              18,397              51,680
    Futures/options contracts.................                   -                   -                   -                   -
    Translation of assets and liabilities
      denominated
      in foreign currency.....................                   -                   -                   -                   -
                                                      --------------      --------------      --------------      --------------
                                                               4,228               6,832              18,397              51,680
                                                      --------------      --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS................................                  (555)              7,267               5,194              (6,268)
                                                      --------------      --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING
  FROM OPERATIONS.............................        $         (746)     $        6,990      $        7,817      $       (7,760)
                                                      ==============      ==============      ==============      ==============

The notes to the financial statements are an integral part of these statements.

                                      156
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                                                  IDEX LKCM
      IDEX JANUS        IDEX JANUS       IDEX JANUS       IDEX JANUS        IDEX JENNISON      STRATEGIC TOTAL
    FLEXIBLE INCOME       GLOBAL           GROWTH       GROWTH & INCOME   EQUITY OPPORTUNITY       RETURN
    $        2,923    $         652    $       1,654    $           69      $           84     $          731
                 3            4,934            3,713               112                 447                333
               -               (298)             (65)              -                    (8)               -
    --------------    --------------   --------------   --------------      --------------     --------------
             2,926            5,288            5,302               181                 523              1,064
    --------------    --------------   --------------   --------------      --------------     --------------
               411            4,389            8,761               130                 323                267
                98            1,484            2,905                56                 130                130
                36              334              144                31                  44                 22
                29               38               52                32                  23                 26
                 2               15               34               -                     1                  1
                 4                9                9                 2                   4                  4
                29              470            1,022                20                  43                 45
                51              656            1,453                 9                  39                 67
               206            1,606            1,924                76                 201                100
                47              257              295                16                  47                 16
                64              652              532                10                  38                 25
    --------------    --------------   --------------   --------------      --------------     --------------
               977            9,910           17,131               382                 893                703
               -                -                -                 (65)                (21)               (95)
    --------------    --------------   --------------   --------------      --------------     --------------
               977            9,910           17,131               317                 872                608
    --------------    --------------   --------------   --------------      --------------     --------------
             1,949           (4,622)         (11,829)             (136)               (349)               456
    --------------    --------------   --------------   --------------      --------------     --------------

            (1,044)         (73,477)         (26,017)           (1,323)               (777)            (1,183)
                42              -                -                 -                   -                  -
               -              2,857             (145)              -                   -                  -
    --------------    --------------   --------------   --------------      --------------     --------------
            (1,002)         (70,620)         (26,162)           (1,323)               (777)            (1,183)
    --------------    --------------   --------------   --------------      --------------     --------------
            (2,518)          89,681           48,409             1,360               6,372              2,155
               (37)             -                -                 -                   -                  -
               -                588              145               -                   -                  -
    --------------    --------------   --------------   --------------      --------------     --------------
            (2,555)          90,269           48,554             1,360               6,372              2,155
    --------------    --------------   --------------   --------------      --------------     --------------
            (3,557)          19,649           22,392                37               5,595                972
    --------------    --------------   --------------   --------------      --------------     --------------
    $       (1,608)   $      15,027    $      10,563    $          (99)     $        5,246     $        1,428
    ==============    ==============   ==============   ==============      ==============     ==============

                                      157
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the six months ended April 30, 2002

                                                                         IDEX MODERATELY
           All numbers in thousands                   IDEX MODERATE      AGGRESSIVE ASSET      IDEX MUNDER          IDEX PBHG
           ------------------------                  ASSET ALLOCATION       ALLOCATION            NET50           MID CAP GROWTH
INVESTMENT INCOME:
  Interest....................................        $          -        $          -        $          -        $           36
  Dividends...................................                   -                   -                     1                  13
    Less withholding taxes on foreign
      dividends...............................                   -                   -                   -                   -
                                                      --------------      --------------      --------------      --------------
                                                                 -                   -                     1                  49
                                                      --------------      --------------      --------------      --------------
EXPENSES:
  Management and advisory fees................                     1                   1                  10                 297
  Transfer agent fees and expenses............                     2                   2                  11                 382
  Custody and accounting fees and expenses....                     1                   1                  20                  32
  Registration fees...........................                     6                   6                  30                  32
  Trustees fees and expenses..................                   -                   -                   -                     1
  Audit fees and expenses.....................                     1                   1                   2                   5
  Other.......................................                   -                     1                   7                 131
  Distribution and service fees:
    Class A...................................                   -                   -                     1                  43
    Class B...................................                     2                   2                   4                 177
    Class C...................................                     1                 -                     1                  44
    Class M...................................                     1                   1                 -                    24
                                                      --------------      --------------      --------------      --------------
  Gross Expenses..............................                    15                  15                  86               1,168
  Less fee waivers and reimbursements by the
    investment adviser........................                    (9)                 (9)                (64)               (370)
                                                      --------------      --------------      --------------      --------------
  Net Expenses................................                     6                   6                  22                 798
                                                      --------------      --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)..................                    (6)                 (6)                (21)               (749)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) during the period
    on:
    Investments...............................                   -                   -                  (330)             (7,419)
    Futures/options contracts.................                   -                   -                   -                   -
    Foreign currency transactions.............                   -                   -                   -                   -
                                                      --------------      --------------      --------------      --------------
                                                                 -                   -                  (330)             (7,419)
                                                      --------------      --------------      --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation)
    during the period on:
    Investments...............................                  (184)               (237)                 60              11,055
    Futures/options contracts.................                   -                   -                   -                   -
    Translation of assets and liabilities
      denominated
      in foreign currency.....................                   -                   -                   -                   -
                                                      --------------      --------------      --------------      --------------
                                                                (184)               (237)                 60              11,055
                                                      --------------      --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS................................                  (184)               (237)               (270)              3,636
                                                      --------------      --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING
  FROM OPERATIONS.............................        $         (190)     $         (243)     $         (291)     $        2,887
                                                      ==============      ==============      ==============      ==============

The notes to the financial statements are an integral part of these statements.

                                      158
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

      IDEX PBHG                                                               IDEX T. ROWE       IDEX T. ROWE
     TECHNOLOGY &       IDEX PIMCO       IDEX SALOMON      IDEX SALOMON           PRICE             PRICE
    COMMUNICATIONS     TOTAL RETURN        ALL CAP        INVESTORS VALUE    HEALTH SCIENCES      SMALL CAP
    $           5     $          19     $       2,382     $           26     $          -       $           4
               14               -               1,451                379                -                  15
               (1)              -                 (34)                (3)               -                 -
    --------------    --------------    --------------    --------------     --------------     --------------
               18                19             3,799                402                -                  19
    --------------    --------------    --------------    --------------     --------------     --------------
              184                 4             1,618                165                  1                99
              227                 2               593                 92                  2                90
               26                 1                57                 19                  1                25
               31                 6                33                 28                  5                29
                1               -                   6                  1                -                 -
                4                 1                 4                  4                  1                 4
               81                 1               186                 26                  2                30
               19                 1               157                 23                -                  15
               92                 2               986                110                -                  58
               24                 1               282                 14                -                  12
               13                 1               274                 15                -                  10
    --------------    --------------    --------------    --------------     --------------     --------------
              702                20             4,196                497                 12               372
             (265)               (7)              (67)               (85)                (9)             (106)
    --------------    --------------    --------------    --------------     --------------     --------------
              437                13             4,129                412                  3               266
    --------------    --------------    --------------    --------------     --------------     --------------
             (419)                6              (330)               (10)                (3)             (247)
    --------------    --------------    --------------    --------------     --------------     --------------

           (7,555)                8             9,896              2,284                 (5)           (1,213)
              -                   4            (3,736)               -                  -                 -
              -                 -                                    -                  -                 -
    --------------    --------------    --------------    --------------     --------------     --------------
           (7,555)               12             6,160              2,284                 (5)           (1,213)
    --------------    --------------    --------------    --------------     --------------     --------------
            3,855                15            10,664                (11)               (49)            3,866
              -                  28                73                -                    1               -
              -                 -                 -                  -                  -                 -
    --------------    --------------    --------------    --------------     --------------     --------------
            3,855                43            10,737                (11)               (48)            3,866
    --------------    --------------    --------------    --------------     --------------     --------------
           (3,700)               55            16,897              2,273                (53)            2,653
    --------------    --------------    --------------    --------------     --------------     --------------
    $      (4,119)    $          61     $      16,567     $        2,263     $          (56)    $       2,406
    ==============    ==============    ==============    ==============     ==============     ==============

                                      159
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the six months ended April 30, 2002

                                                    IDEX T. ROWE
                                                       PRICE          IDEX TRANSAMERICA    IDEX TRANSAMERICA
         All numbers in thousands                  TAX-EFFICIENT        CONSERVATIVE          CONVERTIBLE       IDEX TRANSAMERICA
         ------------------------                      GROWTH          HIGH-YIELD BOND        SECURITIES             EQUITY
INVESTMENT INCOME:
  Interest.................................        $           10      $        4,011       $            3       $            1
  Dividends................................                   267                 123                    4                   17
    Less withholding taxes on foreign
      dividends............................                    (1)                -                    -                    -
                                                   --------------      --------------       --------------       --------------
                                                              276               4,134                    7                   18
                                                   --------------      --------------       --------------       --------------
EXPENSES:
  Management and advisory fees.............                   135                 305                    2                   39
  Transfer agent fees and expenses.........                    71                 114                    2                   26
  Custody and accounting fees and
    expenses...............................                    22                  27                    1                   18
  Registration fees........................                    26                  29                    6                   33
  Trustees fees and expenses...............                     1                   2                  -                    -
  Audit fees and expenses..................                     4                   4                    1                    4
  Other....................................                    22                  33                    2                    7
  Distribution and service fees:
    Class A................................                    17                  89                  -                      6
    Class B................................                    89                 173                  -                     18
    Class C................................                    19                  43                  -                      7
    Class M................................                    14                  36                  -                      5
                                                   --------------      --------------       --------------       --------------
  Gross Expenses...........................                   420                 855                   14                  163
  Less fee waivers and reimbursements by
    the investment adviser.................                   (51)                -                    (10)                 (61)
                                                   --------------      --------------       --------------       --------------
  Net Expenses.............................                   369                 855                    4                  102
                                                   --------------      --------------       --------------       --------------
NET INVESTMENT INCOME (LOSS)...............                   (93)              3,279                    3                  (84)
                                                   --------------      --------------       --------------       --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) during the
    period on:
    Investments............................                   364              (2,403)                  27                 (559)
    Futures/options contracts..............                   -                   -                    -                    -
    Foreign currency transactions..........                   -                   -                    -                    -
                                                   --------------      --------------       --------------       --------------
                                                              364              (2,403)                  27                 (559)
                                                   --------------      --------------       --------------       --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation
    (depreciation) during the period on:
    Investments............................                    52              (3,056)                  16                  527
    Futures/options contracts..............                   -                   -                    -                    -
    Translation of assets and liabilities
      denominated in foreign currency......                   -                   -                    -                    -
                                                   --------------      --------------       --------------       --------------
                                                               52              (3,056)                  16                  527
                                                   --------------      --------------       --------------       --------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS.............................                   416              (5,459)                  43                  (32)
                                                   --------------      --------------       --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................        $          323      $       (2,180)      $           46       $         (116)
                                                   ==============      ==============       ==============       ==============

The notes to the financial statements are an integral part of these statements.

                                      160
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002


    IDEX TRANSAMERICA
         GROWTH          IDEX TRANSAMERICA    IDEX TRANSAMERICA
      OPPORTUNITIES        MONEY MARKET        VALUE BALANCED
     $            5       $           73       $          264
                 16                  -                    260
                -                    -                     (1)
     --------------       --------------       --------------
                 21                   73                  523
     --------------       --------------       --------------
                 53                   17                  154
                 43                    2                   84
                 18                    1                   16
                 32                    6                   24
                -                    -                      1
                  4                    1                    4
                 15                    2                   18
                  8                    9                   25
                 29                   10                   86
                  9                    5                   23
                  5                    1                   22
     --------------       --------------       --------------
                216                   54                  457
                (75)                 (10)                 (54)
     --------------       --------------       --------------
                141                   44                  403
     --------------       --------------       --------------
               (120)                  29                  120
     --------------       --------------       --------------

                108                  -                   (796)
                -                    -                    495
                -                    -                    -
     --------------       --------------       --------------
                108                  -                   (301)
     --------------       --------------       --------------
              2,441                  -                    613
                -                    -                   (322)
                -                    -                    -
     --------------       --------------       --------------
              2,441                  -                    291
     --------------       --------------       --------------
              2,549                  -                    (10)
     --------------       --------------       --------------
     $        2,429       $           29       $          110
     ==============       ==============       ==============

                                      161
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
For the year or period ended April 30,

       All numbers in thousands            IDEX AGGRESSIVE                IDEX ALGER                    IDEX AMERICAN CENTURY
       ------------------------            ASSET ALLOCATION           AGGRESSIVE GROWTH                    INCOME & GROWTH
INCREASE (DECREASE) IN NET ASSETS FROM:        2002 (3)           2002 (1)          2001 (2)          2002(1)           2001(2)
OPERATIONS:
  Net investment income (loss)...            $        (4)       $    (1,423)      $    (2,181)      $      (152)      $      (137)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions.................                    -              (17,503)          (87,674)               36            (1,442)
  Net unrealized appreciation
    (depreciation) during the period...             (187)            17,352           (25,999)              300            (2,405)
                                             -----------        -----------       -----------       -----------       -----------
                                                    (191)            (1,574)         (115,854)              184            (3,984)
                                             -----------        -----------       -----------       -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A......................                    -                  -                 -                 -                 -
    Class B......................                    -                  -                 -                 -                 -
    Class C......................                    -                  -                 -                 -                 -
    Class M......................                    -                  -                 -                 -                 -
                                             -----------        -----------       -----------       -----------       -----------
                                                     -                  -                 -                 -                 -
                                             -----------        -----------       -----------       -----------       -----------
  From net realized gains:
    Class A......................                    -                  -              (3,038)              -                 -
    Class B......................                    -                  -              (2,411)              -                 -
    Class C......................                    -                  -                (361)              -                 -
    Class M......................                    -                  -                (681)              -                 -
                                             -----------        -----------       -----------       -----------       -----------
                                                     -                  -              (6,491)              -                 -
                                             -----------        -----------       -----------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A......................                  1,511            (14,351)           (1,918)            6,696             3,181
    Class B......................                  2,775             (2,986)            1,234             8,513             9,997
    Class C......................                  1,134                (55)              786             1,714             2,518
    Class M......................                  1,284             (1,906)           (2,800)            1,172             1,762
                                             -----------        -----------       -----------       -----------       -----------
                                                   6,704            (19,298)           (2,698)           18,095            17,458
                                             -----------        -----------       -----------       -----------       -----------
Net increase (decrease) in net
  assets.........................                  6,513            (20,872)         (125,043)           18,279            13,474

NET ASSETS:
  Beginning of period............                    -              205,185           330,228            22,901             9,427
                                             -----------        -----------       -----------       -----------       -----------
  End of period..................            $     6,513        $   184,313       $   205,185       $    41,180       $    22,901
                                             ===========        ===========       ===========       ===========       ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):........            $        (4)       $    (1,438)      $       (15)      $      (152)      $       -
                                             ===========        ===========       ===========       ===========       ===========

See notes to the Statements of Changes in Net Assets on page 170.


The notes to the financial statements are an integral part of these statements.

                                      162
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                 IDEX
                             CONSERVATIVE
      IDEX AMERICAN             ASSET             IDEX FEDERATED                 IDEX GABELLI                  IDEX GOLDMAN
  CENTURY INTERNATIONAL       ALLOCATION            TAX EXEMPT                   GLOBAL GROWTH                 SACHS GROWTH
 2002 (1)       2001 (2)       2002 (3)       2001 (1)       2002 (2)       2002 (1)       2001 (2)       2002 (1)       2001 (2)
$      (45)   $        19    $        (2)   $       545    $       966    $      (378)   $       (85)   $      (210)   $      (253)
      (926)        (4,577)           -              105            112         (9,298)        (3,821)        (1,239)        (1,805)
     1,457            288            (32)          (666)         1,072         12,745        (16,613)           139         (6,925)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       486         (4,270)           (34)           (16)         2,150          3,069        (20,519)        (1,310)        (8,983)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

       -              -              -             (365)          (718)           -              (42)           -              -
       -              -              -             (101)          (118)           -              (30)           -              -
       -              -              -              (35)           (54)           -              (23)           -              -
       -              -              -              (41)           (78)           -              (10)           -              -
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       -              -              -             (542)          (968)           -             (105)           -              -
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       -             (753)           -              -              -              -               (1)           -              (78)
       -             (523)           -              -              -              -               (1)           -             (103)
       -              (96)           -              -              -              -               (1)           -              (74)
       -              (96)           -              -              -              -               (1)           -              (35)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       -           (1,468)           -              -              -              -               (4)           -             (290)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     2,387            869          1,417         (3,592)         5,309          1,972         17,839          2,791          3,155
     1,620          2,846          1,601            657          4,391          1,741         22,279          3,906         10,958
       641            757            588          1,214          1,399           (218)         5,661           (175)           261
       237            435            542           (192)           298           (299)         3,491          1,215          1,306
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     4,885          4,907          4,148         (1,913)        11,397          3,196         49,270          7,739         15,680
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     5,371           (831)         4,114         (2,471)        12,579          6,265         28,642          6,429          6,407

    12,022         12,853            -           33,515         20,936         49,396         20,754         30,362         23,955
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   17,393    $    12,022    $     4,114    $    31,044    $    33,515    $    55,661    $    49,396    $    36,791    $    30,362
===========   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

$      (49)   $        (4)   $        (2)   $        41    $        38    $      (379)   $        (1)   $      (210)   $       -
===========   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                                      163
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the year or period ended April 30,

       All numbers in thousands                 IDEX GREAT COMPANIES-               IDEX GREAT COMPANIES-
       ------------------------                      AMERICA(SM)                          GLOBAL(2)
INCREASE (DECREASE) IN NET ASSETS FROM:       2002 (1)          2001 (2)          2002 (1)          2001 (2)
OPERATIONS:
  Net investment income (loss)......        $      (463)      $      (353)      $       (35)      $       (57)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions....................             (1,311)           (4,742)             (564)           (1,830)
  Net unrealized appreciation
    (depreciation) during the period...          (4,026)           (6,870)              950            (1,301)
                                            -----------       -----------       -----------       -----------
                                                 (5,800)          (11,965)              351            (3,188)
                                            -----------       -----------       -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.........................                -                 -                 -                 -
    Class B.........................                -                 -                 -                 -
    Class C.........................                -                 -                 -                 -
    Class M.........................                -                 -                 -                 -
    Class T.........................                -                 -                 -                 -
                                            -----------       -----------       -----------       -----------
                                                    -                 -                 -                 -
                                            -----------       -----------       -----------       -----------
From net realized gains:
    Class A.........................                -                 -                 -                  (9)
    Class B.........................                -                 -                 -                  (3)
    Class C.........................                -                 -                 -                  (2)
    Class M.........................                -                 -                 -                  (2)
    Class T.........................                -                 -                 -                 -
                                            -----------       -----------       -----------       -----------
                                                    -                 -                 -                 (16)
                                            -----------       -----------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A.........................             19,299            29,821             1,182             4,749
    Class B.........................             24,502            37,610             1,261             3,676
    Class C.........................              8,294            10,498               228             1,135
    Class M.........................              3,625             6,563               231               322
    Class T.........................                -                 -                 -                 -
                                            -----------       -----------       -----------       -----------
                                                 55,720            84,492             2,902             9,882
                                            -----------       -----------       -----------       -----------
Net increase (decrease) in net
  assets............................             49,920            72,527             3,253             6,678

NET ASSETS:
  Beginning of period...............             98,362            25,835            10,619             3,941
                                            -----------       -----------       -----------       -----------
  End of period.....................        $   148,282       $    98,362       $    13,872       $    10,619
                                            ===========       ===========       ===========       ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):...........        $      (463)      $       -         $       (35)      $       -
                                            ===========       ===========       ===========       ===========

       All numbers in thousands               IDEX GREAT COMPANIES-
       ------------------------                   TECHNOLOGY(SM)
INCREASE (DECREASE) IN NET ASSETS FROM:     2002 (1)          2001 (2)
OPERATIONS:
  Net investment income (loss)......      $      (191)      $      (234)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions....................           (4,783)           (6,206)
  Net unrealized appreciation
    (depreciation) during the period...         4,228            (6,767)
                                          -----------       -----------
                                                 (746)          (13,207)
                                          -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.........................              -                 -
    Class B.........................              -                 -
    Class C.........................              -                 -
    Class M.........................              -                 -
    Class T.........................              -                 -
                                          -----------       -----------
                                                  -                 -
                                          -----------       -----------
From net realized gains:
    Class A.........................              -                 -
    Class B.........................              -                 -
    Class C.........................              -                 -
    Class M.........................              -                 -
    Class T.........................              -                 -
                                          -----------       -----------
                                                  -                 -
                                          -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A.........................            2,324             6,844
    Class B.........................            1,692             7,362
    Class C.........................              396             1,656
    Class M.........................              396             1,812
    Class T.........................              -                 -
                                          -----------       -----------
                                                4,808            17,674
                                          -----------       -----------
Net increase (decrease) in net
  assets............................            4,062             4,467
NET ASSETS:
  Beginning of period...............           16,237            11,770
                                          -----------       -----------
  End of period.....................      $    20,299       $    16,237
                                          ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):...........      $      (191)      $       -
                                          ===========       ===========

See notes to the Statements of Changes in Net Assets on page 170.


The notes to the financial statements are an integral part of these statements.

                                      164
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

       IDEX ISABELLE                    IDEX JANUS                      IDEX JANUS                      IDEX JANUS
      SMALL CAP VALUE                    BALANCED                  CAPITAL APPRECIATION              FLEXIBLE INCOME
 2002 (1)        2001 (2)        2002 (1)        2001 (2)        2002 (1)        2001 (2)        2002 (1)        2001 (2)
 $    (277)     $     (38)      $   2,623       $   7,364       $  (1,492)      $  (5,100)      $   1,949       $   3,015
       435            (70)        (13,203)        (25,911)        (57,948)       (200,683)         (1,002)          1,603
     6,832         (1,146)         18,397         (32,498)         51,680         (54,878)         (2,555)          3,597
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
     6,990         (1,254)          7,817         (51,045)         (7,760)       (260,661)         (1,608)          8,215
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------

       -              -              (952)         (2,489)            -               -              (691)         (1,086)
       -              -            (1,179)         (3,106)            -               -              (859)           (965)
       -              -              (222)           (597)            -               -              (200)           (394)
       -              -              (326)           (944)            -               -              (304)           (427)
       -              -               -               -               -               -               -               -
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
       -              -            (2,679)         (7,136)            -               -            (2,054)         (2,872)
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
       -              -               -            (1,869)            -               -              (173)            -
       -              -               -            (3,337)            -               -              (251)            -
       -              -               -              (632)            -               -               (53)            -
       -              -               -              (982)            -               -               (89)            -
       -              -               -               -               -               -               -               -
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
       -              -               -            (6,820)            -               -              (566)            -
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------

    15,293          7,012          (4,388)         10,248          (4,840)        (16,649)          3,720          11,273
    16,516          8,090           7,473          46,475          (6,456)           (755)          5,369          24,431
     8,392          3,745            (234)         11,136          (1,851)         (3,354)           (720)          2,321
     3,248          1,552          (3,576)          7,637          (2,883)         (3,276)           (191)          7,731
       -              -               -               -               -               -               -               -
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
    43,449         20,399            (725)         75,496         (16,030)        (24,034)          8,178          45,756
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
    50,439         19,145           4,413          10,495         (23,790)       (284,695)          3,950          51,099

    19,145            -           481,796         471,301         173,883         458,578          96,026          44,927
 ---------      ---------       ---------       ---------       ---------       ---------       ---------       ---------
 $  69,584      $  19,145       $ 486,209       $ 481,796       $ 150,093       $ 173,883       $  99,976       $  96,026
 =========      =========       =========       =========       =========       =========       =========       =========

 $    (277)     $     -         $     398       $     454       $  (1,504)      $     (12)      $      35       $     140
 =========      =========       =========       =========       =========       =========       =========       =========

       IDEX           IDEX JANUS
      SMALL             GLOBAL
 2002 (1)      2002 (1)        2001 (2)
 $    (277)   $  (4,622)      $  (7,779)
       435      (70,620)       (175,361)
     6,832       90,269        (435,580)
 ---------    ---------       ---------
     6,990       15,027        (618,720)
 ---------    ---------       ---------
       -            -               -
       -            -               -
       -            -               -
       -            -               -
       -            -               -
 ---------    ---------       ---------
       -            -               -
 ---------    ---------       ---------
       -            -           (44,723)
       -            -           (38,573)
       -            -            (7,191)
       -            -           (19,155)
       -            -               -
 ---------    ---------       ---------
       -            -          (109,642)
 ---------    ---------       ---------
    15,293      (35,930)        (75,556)
    16,516      (28,606)        (36,867)
     8,392       (9,916)        (15,539)
     3,248      (22,923)        (32,264)
       -            -               -
 ---------    ---------       ---------
    43,449      (97,375)       (160,226)
 ---------    ---------       ---------
    50,439      (82,348)       (888,588)
    19,145      898,610       1,787,198
 ---------    ---------       ---------
 $  69,584    $ 816,262       $ 898,610
 =========    =========       =========
 $    (277)   $  (4,703)      $     (81)
 =========    =========       =========

                                      165
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the year or period ended April 30,

       All numbers in thousands                     IDEX JANUS                      IDEX JANUS
       ------------------------                       GROWTH                     GROWTH & INCOME
INCREASE (DECREASE) IN NET ASSETS FROM:      2002 (1)        2001 (2)        2002 (1)        2001 (2)
OPERATIONS:
  Net investment income (loss)..........   $   (11,829)    $   (24,790)    $      (136)    $       (20)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions........................       (26,162)       (647,761)         (1,323)           (814)
  Net unrealized appreciation
    (depreciation) during the period....        48,554      (1,418,589)          1,360          (1,848)
                                           -----------     -----------     -----------     -----------
                                                10,563      (2,091,140)            (99)         (2,682)
                                           -----------     -----------     -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.............................           -               -               -               -
    Class B.............................           -               -               -               -
    Class C.............................           -               -               -               -
    Class M.............................           -               -               -               -
    Class T.............................           -               -               -               -
                                           -----------     -----------     -----------     -----------
                                                   -               -               -               -
                                           -----------     -----------     -----------     -----------
  From net realized gains:
    Class A.............................           -          (123,035)            -               -
    Class B.............................           -           (58,254)            -               -
    Class C.............................           -            (9,219)            -               -
    Class M.............................           -           (20,920)            -               -
    Class T.............................           -           (85,636)            -               -
                                           -----------     -----------     -----------     -----------
                                                   -          (297,064)            -               -
                                           -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A.............................       (52,595)         33,738           3,523           4,390
    Class B.............................       (19,494)         42,961           6,488          13,385
    Class C.............................        (4,012)          6,194           1,691           2,982
    Class M.............................       (17,902)         (9,649)            571           1,857
    Class T.............................       (24,671)         11,087             -               -
                                           -----------     -----------     -----------     -----------
                                              (118,674)         84,331          12,273          22,614
                                           -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
  ASSETS................................      (108,111)     (2,303,873)         12,174          19,932

NET ASSETS:
  Beginning of period...................     1,840,410       4,144,283          19,932             -
                                           -----------     -----------     -----------     -----------
  End of period.........................   $ 1,732,299     $ 1,840,410     $    32,106     $    19,932
                                           ===========     ===========     ===========     ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):...............   $   (12,117)    $      (288)    $      (136)    $       -
                                           ===========     ===========     ===========     ===========

       All numbers in thousands                 IDEX JENNISON
       ------------------------               EQUITY OPPORTUNITY
INCREASE (DECREASE) IN NET ASSETS FROM:.   2002 (1)        2001 (2)
OPERATIONS:
  Net investment income (loss).......... $      (349)    $      (163)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions........................        (777)         (2,373)
  Net unrealized appreciation
    (depreciation) during the period....       6,372          (2,904)
                                         -----------     -----------
                                               5,246          (5,440)
                                         -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.............................         -               -
    Class B.............................         -               -
    Class C.............................         -               -
    Class M.............................         -               -
    Class T.............................         -               -
                                         -----------     -----------
                                                 -               -
                                         -----------     -----------
  From net realized gains:
    Class A.............................         -              (423)
    Class B.............................         -              (355)
    Class C.............................         -               (29)
    Class M.............................         -               (84)
    Class T.............................         -               -
                                         -----------     -----------
                                                 -              (891)
                                         -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A.............................       7,725          15,421
    Class B.............................      13,917          31,700
    Class C.............................       3,858           7,559
    Class M.............................       4,265           5,601
    Class T.............................         -               -
                                         -----------     -----------
                                              29,765          60,281
                                         -----------     -----------
NET INCREASE (DECREASE) IN NET
  ASSETS................................      35,011          53,950
NET ASSETS:
  Beginning of period...................      62,797           8,847
                                         -----------     -----------
  End of period......................... $    97,808     $    62,797
                                         ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):............... $      (350)    $        (1)
                                         ===========     ===========

See notes to the Statements of Changes in Net Assets on page 170.


The notes to the financial statements are an integral part of these statements.

                                      166
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                            IDEX
                                                         MODERATELY
          IDEX LKCM                IDEX MODERATE         AGGRESSIVE               IDEX MUNDER
    STRATEGIC TOTAL RETURN        ASSET ALLOCATION    ASSET ALLOCATION               NET50
   2002 (1)         2001 (2)          2002 (3)            2002 (3)          2002 (1)        2001 (2)
 $       456      $     1,058       $        (6)         $        (6)     $       (21)    $       (18)
      (1,183)              66               -                    -               (330)           (639)
       2,155           (6,546)             (184)                (237)              60            (727)
 -----------      -----------       -----------          -----------      -----------     -----------
       1,428           (5,422)             (190)                (243)            (291)         (1,384)
 -----------      -----------       -----------          -----------      -----------     -----------

        (336)            (647)              -                    -                -               -
        (118)            (196)              -                    -                -               -
         (18)             (28)              -                    -                -               -
         (36)             (68)              -                    -                -               -
         -                -                 -                    -                -               -
 -----------      -----------       -----------          -----------      -----------     -----------
        (508)            (939)              -                    -                -               -
 -----------      -----------       -----------          -----------      -----------     -----------
         (39)            (221)              -                    -                -               -
         (20)            (107)              -                    -                -               -
          (3)             (14)              -                    -                -               -
          (6)             (38)              -                    -                -               -
         -                -                 -                    -                -               -
 -----------      -----------       -----------          -----------      -----------     -----------
         (68)            (380)              -                    -                -               -
 -----------      -----------       -----------          -----------      -----------     -----------

        (485)             314             2,483                2,700              154           1,000
         354            1,738             5,365                6,694                8           1,464
         246              735             1,904                1,718              105             277
        (562)            (864)            2,090                2,131               12             179
         -                -                 -                    -                -               -
 -----------      -----------       -----------          -----------      -----------     -----------
        (447)           1,923            11,842               13,243              279           2,920
 -----------      -----------       -----------          -----------      -----------     -----------

         405           (4,818)           11,652               13,000              (12)          1,536

      65,025           69,843               -                    -              1,536             -
 -----------      -----------       -----------          -----------      -----------     -----------
 $    65,430      $    65,025       $    11,652          $    13,000      $     1,524     $     1,536
 ===========      ===========       ===========          ===========      ===========     ===========

         106
 $                $       158       $        (6)         $        (6)     $       (21)    $       -
 ===========      ===========       ===========          ===========      ===========     ===========


          IDEX           IDEX PBHG
    STRATEGIC          MID CAP GROWTH
   2002 (1)       2002 (1)        2001 (2)
 $       456    $      (749)    $    (1,363)
            )
      (1,183         (7,419)        (95,422)
       2,155         11,055           2,865
 -----------    -----------     -----------
       1,428          2,887         (93,920)
 -----------    -----------     -----------
        (336)           -               -
        (118)           -               -
         (18)           -               -
         (36)           -               -
         -              -               -
 -----------    -----------     -----------
        (508)           -               -
 -----------    -----------     -----------
         (39)           -               -
         (20)           -               -
          (3)           -               -
          (6)           -               -
         -              -               -
 -----------    -----------     -----------
         (68)           -               -
 -----------    -----------     -----------
        (485)          (593)          5,888
         354           (926)          9,344
         246            221           2,579
        (562)          (788)           (557)
         -              -               -
 -----------    -----------     -----------
        (447)        (2,086)         17,254
 -----------    -----------     -----------
         405            801         (76,666)
      65,025         72,066         148,732
 -----------    -----------     -----------
 $    65,430    $    72,867     $    72,066
 ===========    ===========     ===========
         106
 $              $      (751)    $        (2)
 ===========    ===========     ===========

                                      167
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the year or period ended April 30,

                                                        IDEX PBHG
       All numbers in thousands                        TECHNOLOGY &                   IDEX PIMCO         IDEX SALOMON
       ------------------------                       COMMUNICATIONS                 TOTAL RETURN          ALL CAP
INCREASE (DECREASE) IN NET ASSETS FROM:        2002 (1)            2001 (2)            2002 (3)            2002 (1)
OPERATIONS:
  Net investment income (loss)............  $         (419)     $         (858)     $            6      $         (330)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions..........................          (7,555)            (74,598)                 12               6,160
  Net unrealized appreciation
    (depreciation) during the period......           3,855                (596)                 43              10,737
                                            --------------      --------------      --------------      --------------
                                                    (4,119)            (76,052)                 61              16,567
                                            --------------      --------------      --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A...                                         -                   -                   -                   -
    Class B...                                         -                   -                   -                   -
    Class C...                                         -                   -                   -                   -
    Class M...                                         -                   -                   -                   -
                                            --------------      --------------      --------------      --------------
                                                       -                   -                   -                   -
                                            --------------      --------------      --------------      --------------
From net realized gains:
    Class A...............................             -                   -                   -                  (816)
    Class B...............................             -                   -                   -                (1,809)
    Class C...............................             -                   -                   -                  (508)
    Class M...............................             -                   -                   -                  (573)
                                            --------------      --------------      --------------      --------------
                                                       -                   -                   -                (3,706)
                                            --------------      --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A...............................             864               5,081               4,236              16,666
    Class B...............................           1,018              12,658               2,674              42,553
    Class C...............................            (155)              2,066                 805              14,056
    Class M...............................             (73)                570                 597               8,533
                                            --------------      --------------      --------------      --------------
                                                     1,654              20,375               8,312              81,808
                                            --------------      --------------      --------------      --------------
Net increase (decrease) in net
  assets..................................          (2,465)            (55,677)              8,373              94,669

NET ASSETS:
  Beginning of period.....................          32,532              88,209                 -               344,058
                                            --------------      --------------      --------------      --------------
  End of period...........................  $       30,067      $       32,532      $        8,373      $      438,727
                                            ==============      ==============      ==============      ==============

UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):.................  $         (420)     $           (1)     $            6      $          324
                                            ==============      ==============      ==============      ==============


       All numbers in thousands            IDEX SALOMON
       ------------------------              ALL CAP
INCREASE (DECREASE) IN NET ASSETS FROM:      2001 (2)
OPERATIONS:
  Net investment income (loss)..........  $          646
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions........................              82
  Net unrealized appreciation
    (depreciation) during the period....         (35,870)
                                          --------------
                                                 (35,142)
                                          --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A...                                       -
    Class B...                                       -
    Class C...                                       -
    Class M...                                       -
                                          --------------
                                                     -
                                          --------------
From net realized gains:
    Class A.............................            (858)
    Class B.............................          (1,384)
    Class C.............................            (447)
    Class M.............................            (447)
                                          --------------
.........................................          (3,136)
                                          --------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A.............................          60,892
    Class B.............................         147,728
    Class C.............................          40,807
    Class M.............................          47,671
                                          --------------
                                                 297,098
                                          --------------
Net increase (decrease) in net
  assets................................         258,820
NET ASSETS:
  Beginning of period...................          85,238
                                          --------------
  End of period.........................  $      344,058
                                          ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):...............  $          654
                                          ==============

See notes to the Statements of Changes in Net Assets on page 170.


The notes to the financial statements are an integral part of these statements.

                                      168
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                 IDEX
                               T. ROWE
                                PRICE
       IDEX SALOMON             HEALTH          IDEX T. ROWE PRICE            IDEX T. ROWE PRICE
     INVESTORS VALUE           SCIENCES              SMALL CAP               TAX-EFFICIENT GROWTH
 2002 (1)       2001 (2)       2002 (3)       2002 (1)       2001 (2)       2002 (1)       2001 (2)
 $     (10)    $      20      $      (3)     $    (247)     $    (355)     $     (93)     $       3
     2,284         1,114             (5)        (1,213)        (2,130)           364           (242)
       (11)       (3,205)           (48)         3,866         (4,619)            52         (2,950)
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
     2,263        (2,071)           (56)         2,406         (7,104)           323         (3,189)
 ---------     ---------      ---------      ---------      ---------      ---------      ---------

       -             -              -              -              -              -              (10)
       -             -              -              -              -              -              -
       -             -              -              -              -              -              -
       -             -              -              -              -              -               (1)
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
       -             -              -              -              -              -              (11)
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
      (279)           (4)           -              -               (9)            (4)           -
      (472)           (6)           -              -               (9)            (8)           -
       (55)           (1)           -              -               (2)            (2)           -
       (79)           (1)           -              -               (3)            (1)           -
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
      (885)          (12)           -              -              (23)           (15)           -
 ---------     ---------      ---------      ---------      ---------      ---------      ---------

     2,595         4,284            745          1,607          1,367          1,431          3,959
     2,198        10,805            365          2,278          4,464          2,082          9,547
     1,043         1,340            265            456            976            238          1,872
      (294)        1,044            171           (190)           491              4          1,281
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
     5,542        17,473          1,546          4,151          7,298          3,755         16,659
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
     6,920        15,390          1,490          6,557            171          4,063         13,459

    37,871        22,481            -           20,667         20,496         30,359         16,900
 ---------     ---------      ---------      ---------      ---------      ---------      ---------
 $  44,791     $  37,871      $   1,490      $  27,224      $  20,667      $  34,422      $  30,359
 =========     =========      =========      =========      =========      =========      =========

 $      13     $      23      $      (3)     $    (247)     $     -        $     (90)     $       3
 =========     =========      =========      =========      =========      =========      =========


                                                 IDEX
                                             TRANSAMERICA
       IDEX        IDEX TRANSAMERICA         CONVERTIBLE
     INVEST  CONSERVATIVE HIGH-YIELD BOND     SECURITIES
 2002 (1)      2002 (1)        2001 (2)        2002 (3)
 $     (10)    $   3,279       $   6,137      $       3
     2,284        (2,403)         (1,525)            27
       (11)       (3,056)            929             16
 ---------     ---------       ---------      ---------
     2,263        (2,180)          5,541             46
 ---------     ---------       ---------      ---------
       -          (1,728)         (3,917)           -
       -          (1,073)         (1,525)           -
       -            (264)           (255)           -
       -            (251)           (423)           -
 ---------     ---------       ---------      ---------
       -          (3,316)         (6,120)           -
 ---------     ---------       ---------      ---------
      (279)          -               -              -
      (472)          -               -              -
       (55)          -               -              -
       (79)          -               -              -
 ---------     ---------       ---------      ---------
      (885)          -               -              -
 ---------     ---------       ---------      ---------
     2,595         4,384           1,549          1,549
     2,198           551          22,030            390
     1,043         1,123           7,343            162
      (294)          355           3,744            125
 ---------     ---------       ---------      ---------
     5,542         6,413          34,666          2,226
 ---------     ---------       ---------      ---------
     6,920           917          34,087          2,272
    37,871       102,498          68,411            -
 ---------     ---------       ---------      ---------
 $  44,791     $ 103,415       $ 102,498      $   2,272
 =========     =========       =========      =========
 $      13     $     145       $     182      $       3
 =========     =========       =========      =========

                                      169
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For the year or period ended April 30,

                                                                                                      IDEX
                                                                                                  TRANSAMERICA
       All numbers in thousands               IDEX TRANSAMERICA           IDEX TRANSAMERICA          MONEY
       ------------------------                    EQUITY               GROWTH OPPORTUNITIES         MARKET
INCREASE (DECREASE) IN NET ASSETS FROM:    2002 (1)      2001 (2)      2002 (1)      2001 (2)       2002 (3)
OPERATIONS:
  Net investment income (loss)...........  $     (84)    $    (139)    $    (120)    $    (164)    $      29
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions.........................       (559)       (2,513)          108        (6,252)          -
  Net unrealized appreciation
    (depreciation) during the period.....        527        (1,611)        2,441           (39)          -
                                           ---------     ---------     ---------     ---------     ---------
                                                (116)       (4,263)        2,429        (6,455)           29
                                           ---------     ---------     ---------     ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................        -             -             -             -             (23)
    Class B..............................        -             -             -             -              (4)
    Class C..............................        -             -             -             -              (3)
    Class M..............................        -             -             -             -              (1)
                                           ---------     ---------     ---------     ---------     ---------
                                                 -             -             -             -             (31)
                                           ---------     ---------     ---------     ---------     ---------
From net realized gains:
    Class A...                                   -             -             -             -             -
    Class B...                                   -             -             -             -             -
    Class C...                                   -             -             -             -             -
    Class M...                                   -             -             -             -             -
                                           ---------     ---------     ---------     ---------     ---------
                                                 -             -             -             -             -
                                           ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A..............................      3,191         1,235         2,013         2,105        52,484
    Class B..............................        370         1,844         1,460         2,574        22,378
    Class C..............................        (53)          860           (11)          813         8,120
    Class M..............................        187           276          (157)          101         3,025
                                           ---------     ---------     ---------     ---------     ---------
                                               3,695         4,215         3,305         5,593        86,007
                                           ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net
  assets.................................      3,579           (48)        5,734          (862)       86,005

NET ASSETS:
  Beginning of period....................      7,932         7,980        11,024        11,886           -
                                           ---------     ---------     ---------     ---------     ---------
  End of period..........................  $  11,511     $   7,932     $  16,758     $  11,024     $  86,005
                                           =========     =========     =========     =========     =========

UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):................  $     (84)    $     -       $    (118)    $       2     $      (2)
                                           =========     =========     =========     =========     =========


       All numbers in thousands              IDEX TRANSAMERICA
       ------------------------               VALUE BALANCED
INCREASE (DECREASE) IN NET ASSETS FROM:   2002 (1)      2001 (2)
OPERATIONS:
  Net investment income (loss)..........  $     120     $     535
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions........................       (301)        1,189
  Net unrealized appreciation
    (depreciation) during the period....        291        (3,391)
                                          ---------     ---------
                                                110        (1,667)
                                          ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.............................        (78)         (255)
    Class B.............................        (42)         (186)
    Class C.............................        (11)          (28)
    Class M.............................        (14)          (62)
                                          ---------     ---------
                                               (145)         (531)
                                          ---------     ---------
From net realized gains:
    Class A.............................       (425)         (450)
    Class B.............................       (495)         (446)
    Class C.............................       (123)          (29)
    Class M.............................       (147)         (141)
                                          ---------     ---------
                                             (1,190)       (1,066)
                                          ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A.............................        858         5,236
    Class B.............................      1,156         8,364
    Class C.............................      1,813         3,346
    Class M.............................       (452)        2,387
                                          ---------     ---------
                                              3,375        19,333
                                          ---------     ---------
Net increase (decrease) in net
  assets................................      2,150        16,069
NET ASSETS:
  Beginning of period...................     38,545        22,476
                                          ---------     ---------
  End of period.........................  $  40,695     $  38,545
                                          =========     =========
UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):...............  $      22     $      47
                                          =========     =========

(1) For the six months ended April 30, 2002.

(2) For the year or period ended October 31, 2001.

(3) From the commencement of investment operations on March 1, 2002 through April 30, 2002.

The notes to the financial statements are an integral part of these statements.

                                      170
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                      171
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

FINANCIAL HIGHLIGHTS (UNAUDITED)
For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS               DISTRIBUTIONS
                         YEAR OR                VALUE,            NET         NET REALIZED                     FROM NET
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL        INVESTMENT
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS       INCOME
IDEX AGGRESSIVE ASSET
 ALLOCATION
  Class A                4/30/02   (8)       $     10.00      $       -        $     (0.11)   $     (0.11)   $       -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00            (0.01)           (0.11)         (0.12)           -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00            (0.01)           (0.11)         (0.12)           -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00            (0.01)           (0.11)         (0.12)           -
-------------------------------------------------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE
 GROWTH
  Class A                4/30/02   (8)             20.21            (0.11)           (0.14)         (0.25)           -
                         10/31/01  (8)             32.07            (0.13)          (11.09)        (11.22)           -
                         10/31/00                  33.05            (0.13)            2.15           2.02            -
                         10/31/99                  22.24             0.17            11.82          11.99            -
                         10/31/98                  18.77             0.03             4.02           4.05            -
                         10/31/97                  15.70             0.05             3.69           3.74            -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             19.48            (0.18)           (0.11)         (0.29)           -
                         10/31/01  (8)             31.23            (0.29)          (10.82)        (11.11)           -
                         10/31/00                  32.44            (0.36)            2.15           1.79            -
                         10/31/99                  21.93            (0.13)           11.82          11.69            -
                         10/31/98                  18.58            (0.09)            4.02           3.93            -
                         10/31/97                  15.58            (0.02)            3.69           3.67            -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             19.48            (0.18)           (0.11)         (0.29)           -
                         10/31/01  (8)             31.23            (0.31)          (10.80)        (11.11)           -
                         10/31/00  (2)             32.44            (0.36)            2.15           1.79            -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             19.59            (0.16)           (0.13)         (0.29)           -
                         10/31/01  (8)             31.36            (0.27)          (10.86)        (11.13)           -
                         10/31/00                  32.53            (0.32)            2.15           1.83            -
                         10/31/99  (2)             21.98            (0.09)           11.82          11.73            -
                         10/31/98                  18.61            (0.07)            4.02           3.95            -
                         10/31/97                  15.60            (0.01)            3.69           3.68            -
-------------------------------------------------------------------------------------------------------------------------
IDEX AMERICAN CENTURY
 INCOME & GROWTH
  Class A                4/30/02   (8)              8.79            (0.02)            0.34           0.32            -
                         10/31/01  (8)             10.83            (0.03)           (2.01)         (2.04)           -
                         10/31/00                  10.00                -             0.83           0.83            -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              8.69            (0.05)            0.34           0.29            -
                         10/31/01  (8)             10.79            (0.10)           (2.00)         (2.10)           -
                         10/31/00                  10.00            (0.04)            0.83           0.79            -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              8.69            (0.05)            0.34           0.29            -
                         10/31/01  (8)             10.79            (0.08)           (2.02)         (2.10)           -
                         10/31/00                  10.00            (0.04)            0.83           0.79            -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              8.71            (0.04)            0.33           0.29            -
                         10/31/01  (8)             10.79            (0.09)           (1.99)         (2.08)           -
                         10/31/00                  10.00            (0.04)            0.83           0.79            -
-------------------------------------------------------------------------------------------------------------------------
IDEX AMERICAN CENTURY
 INTERNATIONAL
  Class A                4/30/02   (8)              8.38            (0.01)            0.23           0.22            -
                         10/31/01  (8)             12.76             0.05            (3.05)         (3.00)           -
                         10/31/00                  12.85             0.05             0.35           0.40            -
                         10/31/99                  10.77             0.03             2.05           2.08            -
                         10/31/98                  10.57             0.07             0.20           0.27          (0.07)
                         10/31/97                  10.00             0.07             0.50           0.57            -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              8.15            (0.04)            0.23           0.19            -
                         10/31/01  (8)             12.53            (0.02)           (2.98)         (3.00)           -
                         10/31/00                  12.70            (0.03)            0.35           0.32            -
                         10/31/99                  10.71            (0.08)            2.05           1.97            -
                         10/31/98                  10.52              -               0.20           0.20          (0.01)
                         10/31/97                  10.00             0.02             0.50           0.52            -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              8.15            (0.04)            0.23           0.19            -
                         10/31/01  (8)             12.53            (0.02)           (2.98)         (3.00)           -
                         10/31/00  (2)             12.70            (0.03)            0.35           0.32            -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              8.18            (0.03)            0.23           0.20            -
                         10/31/01  (8)             12.57            (0.01)           (3.00)         (3.01)           -
                         10/31/00                  12.73            (0.02)            0.35           0.33            -
                         10/31/99  (2)             10.72            (0.04)            2.05           2.01            -
                         10/31/98                  10.53             0.01             0.20           0.21          (0.02)
                         10/31/97                  10.00             0.03             0.50           0.53            -
-------------------------------------------------------------------------------------------------------------------------
IDEX CONSERVATIVE
 ASSET ALLOCATION
  Class A                4/30/02   (8)             10.00              -              (0.03)         (0.03)           -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00            (0.01)           (0.03)         (0.04)           -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00            (0.01)           (0.03)         (0.04)           -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00            (0.01)           (0.03)         (0.04)           -
-------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTIONS
                          FROM NET
                          REALIZED          TOTAL
                        CAPITAL GAINS   DISTRIBUTIONS
IDEX AGGRESSIVE ASSET
 ALLOCATION
  Class A                $       -       $       -
----------------------
  Class B                        -               -
----------------------
  Class C                        -               -
----------------------
  Class M                        -               -
----------------------
IDEX ALGER AGGRESSIVE
 GROWTH
  Class A                        -               -
                               (0.64)          (0.64)
                               (3.00)          (3.00)
                               (1.18)          (1.18)
                               (0.58)          (0.58)
                               (0.67)          (0.67)
----------------------
  Class B                        -               -
                               (0.64)          (0.64)
                               (3.00)          (3.00)
                               (1.18)          (1.18)
                               (0.58)          (0.58)
                               (0.67)          (0.67)
----------------------
  Class C                        -               -
                               (0.64)          (0.64)
                               (3.00)          (3.00)
----------------------
  Class M                        -               -
                               (0.64)          (0.64)
                               (3.00)          (3.00)
                               (1.18)          (1.18)
                               (0.58)          (0.58)
                               (0.67)          (0.67)
----------------------
IDEX AMERICAN CENTURY
 INCOME & GROWTH
  Class A                        -               -
                                 -               -
                                 -               -
----------------------
  Class B                        -               -
                                 -               -
                                 -               -
----------------------
  Class C                        -               -
                                 -               -
                                 -               -
----------------------
  Class M                        -               -
                                 -               -
                                 -               -
----------------------
IDEX AMERICAN CENTURY
 INTERNATIONAL
  Class A                        -               -
                               (1.38)          (1.38)
                               (0.49)          (0.49)
                                 -               -
                                 -             (0.07)
                                 -               -
----------------------
  Class B                        -               -
                               (1.38)          (1.38)
                               (0.49)          (0.49)
                                 -               -
                                 -             (0.01)
                                 -               -
----------------------
  Class C                        -               -
                               (1.38)          (1.38)
                               (0.49)          (0.49)
----------------------
  Class M                        -               -
                               (1.38)          (1.38)
                               (0.49)          (0.49)
                                 -               -
                                 -             (0.02)
                                 -               -
----------------------
IDEX CONSERVATIVE
 ASSET ALLOCATION
  Class A                        -               -
----------------------
  Class B                        -               -
----------------------
  Class C                        -               -
----------------------
  Class M                        -               -
----------------------

See notes to the Financial Highlights on page 194.

The notes to the financial statements are an integral part of these statements.

                                      172
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                       RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO         NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)      INCOME (LOSS)        PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                         TO AVERAGE         TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS        NET ASSETS (5)       RATE (6)
$         9.89          (1.10)%  $        1,470           0.45%            2.88%           (0.42)%              -  %
---------------------------------------------------------------------------------------------------------------------
          9.88          (1.20)            2,690           1.10             3.53            (1.07)               -
---------------------------------------------------------------------------------------------------------------------
          9.88          (1.20)            1,106           1.10             3.53            (1.07)               -
---------------------------------------------------------------------------------------------------------------------
          9.88          (1.20)            1,247           1.00             3.43            (0.97)               -
---------------------------------------------------------------------------------------------------------------------
         19.96          (1.23)           89,961           1.55             2.20            (1.09)             99.12
         20.21         (35.56)          104,660           1.55             1.88            (0.56)            104.50
         32.07           4.81           164,730           1.55             1.77            (0.94)            107.81
         33.05          55.49           100,078           1.61             1.90            (1.15)             96.25
         22.24          22.48            46,413           1.85             2.18            (1.11)            142.08
         18.77          24.71            31,260           1.85             2.44            (1.07)            120.96
---------------------------------------------------------------------------------------------------------------------
         19.19          (1.50)           67,943           2.20             2.85            (1.74)             99.12
         19.48         (36.17)           71,834           2.20             2.53            (1.21)            104.50
         31.23           4.13           115,689           2.20             2.42            (1.59)            107.81
         32.44          54.88            47,399           2.26             2.55            (1.80)             96.25
         21.93          22.04            10,564           2.50             2.83            (1.76)            142.08
         18.58          24.47             4,880           2.50             3.09            (1.71)            120.96
---------------------------------------------------------------------------------------------------------------------
         19.19          (1.50)           10,333           2.20             2.85            (1.74)             99.12
         19.48         (36.17)           10,545           2.20             2.53            (1.21)            104.50
         31.23           4.13            16,586           2.20             2.42            (1.59)            107.81
---------------------------------------------------------------------------------------------------------------------
         19.30          (1.49)           16,076           2.10             2.75            (1.64)             99.12
         19.59         (36.08)           18,146           2.10             2.43            (1.11)            104.50
         31.36           4.24            33,223           2.10             2.32            (1.49)            107.81
         32.53          54.97            18,538           2.16             2.45            (1.70)             96.25
         21.98          22.11             5,573           2.40             2.73            (1.66)            142.08
         18.61          24.50             3,468           2.40             2.99            (1.62)            120.96
---------------------------------------------------------------------------------------------------------------------
          9.11           3.70            11,860           1.53             2.10            (0.19)            101.21
          8.79         (18.80)            5,183           1.55             2.49            (0.28)            113.05
         10.83           8.30             2,974           1.55             6.85            (0.42)            110.96
---------------------------------------------------------------------------------------------------------------------
          8.98           3.31            20,251           2.18             2.75            (0.84)            101.21
          8.69         (19.41)           11,623           2.20             3.14            (0.93)            113.05
         10.79           7.86             3,635           2.20             7.50            (1.07)            110.96
---------------------------------------------------------------------------------------------------------------------
          8.98           3.31             5,756           2.18             2.75            (0.84)            101.21
          8.69         (19.41)            3,985           2.20             3.14            (0.93)            113.05
         10.79           7.86             2,077           2.20             7.50            (1.07)            110.96
---------------------------------------------------------------------------------------------------------------------
          9.00           3.35             3,313           2.08             2.65            (0.74)            101.21
          8.71         (19.32)            2,110           2.10             3.04            (0.83)            113.05
         10.79           7.93               741           2.10             7.40            (0.97)            110.96
---------------------------------------------------------------------------------------------------------------------
          8.60           2.59             7,786           1.13             2.77             0.32             131.98
          8.38         (26.43)            5,209           1.55             2.77             0.47             128.78
         12.76           2.74             6,977           1.62             3.56             0.09             108.37
         12.85          19.12             4,902           1.90             3.53            (0.16)             71.70
         10.77           2.58             4,981           2.03             4.22            (0.21)             50.01
         10.57           5.70             3,076           1.70             8.93             0.19              21.85
---------------------------------------------------------------------------------------------------------------------
          8.34           2.29             6,827           1.78             3.42            (0.33)            131.98
          8.15         (26.96)            5,003           2.20             3.42            (0.18)            128.78
         12.53           2.09             4,407           2.27             4.21            (0.56)            108.37
         12.70          18.45             1,527           2.55             4.18            (0.81)             71.70
         10.71           1.89             1,198           2.68             4.87            (0.86)             50.01
         10.52           5.20               589           2.35             9.58            (0.45)             21.85
---------------------------------------------------------------------------------------------------------------------
          8.34           2.29             1,632           1.78             3.42            (0.33)            131.98
          8.15         (26.96)              938           2.20             3.42            (0.18)            128.78
         12.53           2.09               629           2.27             4.21            (0.56)            108.37
---------------------------------------------------------------------------------------------------------------------
          8.38           2.34             1,148           1.68             3.32            (0.23)            131.98
          8.18         (26.88)              872           2.10             3.32            (0.08)            128.78
         12.57           2.19               840           2.17             4.11            (0.46)            108.37
         12.73          18.55               480           2.45             4.08            (0.71)             71.70
         10.72           1.99               397           2.58             4.77            (0.76)             50.01
         10.53           5.30               399           2.25             9.48            (0.35)             21.85
---------------------------------------------------------------------------------------------------------------------
          9.97          (0.30)            1,406           0.45             4.94            (0.42)               -
---------------------------------------------------------------------------------------------------------------------
          9.96          (0.40)            1,588           1.10             5.59            (1.07)               -
---------------------------------------------------------------------------------------------------------------------
          9.96          (0.40)              582           1.10             5.59            (1.07)               -
---------------------------------------------------------------------------------------------------------------------
          9.96          (0.40)              538           1.00             5.49            (0.97)               -
---------------------------------------------------------------------------------------------------------------------


                                      173
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS               DISTRIBUTIONS
                         YEAR OR                VALUE,            NET         NET REALIZED                     FROM NET
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL        INVESTMENT
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS       INCOME
IDEX FEDERATED TAX
 EXEMPT
  Class A                4/30/02   (8)       $     11.44      $      0.20      $     (0.18)   $      0.02    $     (0.20)
                         10/31/01  (8)             10.91             0.40             0.56           0.96          (0.43)
                         10/31/00  (3)             10.60             0.44             0.42           0.86          (0.44)
                         10/31/99                  11.94             0.44            (1.14)         (0.70)         (0.44)
                         10/31/98                  11.75             0.48             0.34           0.82          (0.48)
                         10/31/97                  11.40             0.53             0.43           0.96          (0.53)
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             11.44             0.17            (0.18)         (0.01)         (0.17)
                         10/31/01  (8)             10.90             0.34             0.56           0.90          (0.36)
                         10/31/00  (3)             10.59             0.37             0.42           0.79          (0.37)
                         10/31/99                  11.94             0.35            (1.14)         (0.79)         (0.36)
                         10/31/98                  11.74             0.41             0.34           0.75          (0.40)
                         10/31/97                  11.40             0.44             0.43           0.87          (0.45)
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             11.44             0.18            (0.19)         (0.01)         (0.17)
                         10/31/01  (8)             10.90             0.65             0.25           0.90          (0.36)
                         10/31/00  (2)(3)          10.59             0.37             0.42           0.79          (0.37)
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             11.44             0.21            (0.20)          0.01          (0.19)
                         10/31/01  (8)             10.91             0.40             0.53           0.93          (0.40)
                         10/31/00  (3)             10.59             0.42             0.42           0.84          (0.41)
                         10/31/99  (2)             11.94             0.39            (1.14)         (0.75)         (0.40)
                         10/31/98                  11.75             0.45             0.34           0.79          (0.45)
                         10/31/97                  11.40             0.50             0.43           0.93          (0.50)
-------------------------------------------------------------------------------------------------------------------------
IDEX GABELLI GLOBAL
 GROWTH
  Class A                4/30/02   (8)              6.78            (0.03)            0.47           0.44            -
                         10/31/01  (8)             10.06             0.03            (3.27)         (3.24)         (0.04)
                         10/31/00                  10.00             0.03             0.03           0.06            -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              6.72            (0.06)            0.48           0.42            -
                         10/31/01  (8)             10.05            (0.04)           (3.27)         (3.31)         (0.02)
                         10/31/00                  10.00             0.02             0.03           0.05            -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              6.72            (0.06)            0.48           0.42            -
                         10/31/01  (8)             10.05            (0.04)           (3.27)         (3.31)         (0.02)
                         10/31/00                  10.00             0.02             0.03           0.05            -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              6.73            (0.05)            0.47           0.42            -
                         10/31/01  (8)             10.05            (0.03)           (3.27)         (3.30)         (0.02)
                         10/31/00                  10.00             0.02             0.03           0.05            -
-------------------------------------------------------------------------------------------------------------------------
IDEX GOLDMAN SACHS
 GROWTH
  Class A                4/30/02   (8)              9.10            (0.03)           (0.17)         (0.20)           -
                         10/31/01  (8)             12.54            (0.05)           (3.25)         (3.30)           -
                         10/31/00                  11.40             0.02             1.15           1.17            -
                         10/31/99                  10.00             0.03             1.37           1.40            -
-------------------------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              8.92            (0.06)           (0.16)         (0.22)           -
                         10/31/01  (8)             12.41            (0.11)           (3.24)         (3.35)           -
                         10/31/00                  11.35            (0.06)            1.15           1.09            -
                         10/31/99                  10.00            (0.02)            1.37           1.35            -
-------------------------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              8.92            (0.06)           (0.16)         (0.22)           -
                         10/31/01  (8)             12.41            (0.12)           (3.23)         (3.35)           -
                         10/31/00  (2)             11.35            (0.06)            1.15           1.09            -
-------------------------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              8.95            (0.06)           (0.16)         (0.22)           -
                         10/31/01  (8)             12.43            (0.11)           (3.23)         (3.34)           -
                         10/31/00                  11.36            (0.05)            1.15           1.10            -
                         10/31/99  (2)             10.00            (0.01)            1.37           1.36            -
-------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTIONS
                          FROM NET
                          REALIZED          TOTAL
                        CAPITAL GAINS   DISTRIBUTIONS
IDEX FEDERATED TAX
 EXEMPT
  Class A                $       -       $     (0.20)
                                 -             (0.43)
                               (0.11)          (0.55)
                               (0.20)          (0.64)
                               (0.15)          (0.63)
                               (0.08)          (0.61)
----------------------
  Class B                        -             (0.17)
                                 -             (0.36)
                               (0.11)          (0.48)
                               (0.20)          (0.56)
                               (0.15)          (0.55)
                               (0.08)          (0.53)
----------------------
  Class C                        -             (0.17)
                                 -             (0.36)
                               (0.11)          (0.48)
----------------------
  Class M                        -             (0.19)
                                 -             (0.40)
                               (0.11)          (0.52)
                               (0.20)          (0.60)
                               (0.15)          (0.60)
                               (0.08)          (0.58)
----------------------
IDEX GABELLI GLOBAL
 GROWTH
  Class A                        -               -
                                 -             (0.04)
                                 -               -
----------------------
  Class B                        -               -
                                 -             (0.02)
                                 -               -
----------------------
  Class C                        -               -
                                 -             (0.02)
                                 -               -
----------------------
  Class M                        -               -
                                 -             (0.02)
                                 -               -
----------------------
IDEX GOLDMAN SACHS
 GROWTH
  Class A                        -               -
                               (0.14)          (0.14)
                               (0.03)          (0.03)
                                 -               -
----------------------
  Class B                        -               -
                               (0.14)          (0.14)
                               (0.03)          (0.03)
                                 -               -
----------------------
  Class C                        -               -
                               (0.14)          (0.14)
                               (0.03)          (0.03)
----------------------
  Class M                        -               -
                               (0.14)          (0.14)
                               (0.03)          (0.03)
                                 -               -
----------------------


See notes to the Financial Highlights on page 194.

The notes to the financial statements are an integral part of these statements.

                                      174
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                        RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO          NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)        INCOME (LOSS)         PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                          TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS         NET ASSETS (5)         RATE (6)
$        11.26           0.19%   $       19,207           1.35%            1.48%              3.72%             26.13%
         11.44           8.99            23,190           1.35             1.48               3.80              34.89
         10.91           8.38            16,999           1.35             1.68               4.14              67.32
         10.60          (6.23)           20,996           1.35             1.50               3.83              35.97
         11.94           7.19            22,313           1.23             1.27               4.08              42.42
         11.75           8.68            23,320           1.00             1.63               4.60              71.29
------------------------------------------------------------------------------------------------------------------------
         11.26          (0.09)            6,835           2.00             2.13               3.07              26.13
         11.44           8.32             6,276           2.00             2.13               3.15              34.89
         10.90           7.72             1,728           2.00             2.33               3.49              67.32
         10.59          (6.89)            1,253           2.00             2.15               3.18              35.97
         11.94           6.50               654           1.88             1.92               3.43              42.42
         11.74           7.93               377           1.65             2.28               3.95              71.29
------------------------------------------------------------------------------------------------------------------------
         11.26          (0.09)            2,821           2.00             2.13               3.07              26.13
         11.44           8.32             1,636           2.00             2.13               3.15              34.89
         10.90           7.72               195           2.00             2.33               3.49              67.32
------------------------------------------------------------------------------------------------------------------------
         11.26           0.08             2,181           1.60             1.73               3.47              26.13
         11.44           8.73             2,413           1.60             1.73               3.55              34.89
         10.91           8.13             2,014           1.60             1.93               3.89              67.32
         10.59          (6.56)            2,193           1.60             1.75               3.58              35.97
         11.94           6.92             1,607           1.48             1.52               3.83              42.42
         11.75           8.39               921           1.25             1.88               4.35              71.29
------------------------------------------------------------------------------------------------------------------------
          7.22           6.54            19,119           1.75             2.26              (0.97)             92.51
          6.78         (32.37)           16,107           1.75             2.18               0.28              44.96
         10.06           0.61             4,488           1.75             7.22               3.22                -
------------------------------------------------------------------------------------------------------------------------
          7.14           6.18            23,535           2.40             2.91              (1.62)             92.51
          6.72         (32.95)           20,536           2.40             2.83              (0.37)             44.96
         10.05           0.52             6,558           2.40             7.87               2.57                -
------------------------------------------------------------------------------------------------------------------------
          7.14           6.18             9,121           2.40             2.91              (1.62)             92.51
          6.72         (32.95)            8,818           2.40             2.83              (0.37)             44.96
         10.05           0.52             7,468           2.40             7.87               2.57                -
------------------------------------------------------------------------------------------------------------------------
          7.15           6.21             3,886           2.30             2.81              (1.52)             92.51
          6.73         (32.86)            3,935           2.30             2.73              (0.27)             44.96
         10.05           0.54             2,240           2.30             7.77               2.67                -
------------------------------------------------------------------------------------------------------------------------
          8.90          (2.15)            9,824           1.72             2.01              (0.70)              5.15
          9.10         (26.63)            7,361           1.55             2.03              (0.43)             14.72
         12.54          10.29             6,587           1.55             2.53              (0.47)             25.10
         11.40          13.97             1,978           1.55             7.65              (0.55)             21.91
------------------------------------------------------------------------------------------------------------------------
          8.70          (2.50)           18,296           2.37             2.66              (1.35)              5.15
          8.92         (27.25)           15,081           2.20             2.68              (1.08)             14.72
         12.41           9.54             7,908           2.20             3.18              (1.12)             25.10
         11.35          13.54             2,261           2.20             8.30              (1.20)             21.91
------------------------------------------------------------------------------------------------------------------------
          8.70          (2.50)            4,441           2.37             2.66              (1.35)              5.15
          8.92         (27.25)            4,719           2.20             2.68              (1.08)             14.72
         12.41           9.54             6,484           2.20             3.18              (1.12)             25.10
------------------------------------------------------------------------------------------------------------------------
          8.73          (2.45)            4,230           2.27             2.56              (1.25)              5.15
          8.95         (27.15)            3,201           2.10             2.58              (0.98)             14.72
         12.43           9.65             2,976           2.10             3.08              (1.02)             25.10
         11.36          13.61               748           2.10             8.20              (1.10)             21.91
------------------------------------------------------------------------------------------------------------------------

                                      175
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX GREAT COMPANIES -
 AMERICA(SM)
  Class A                4/30/02   (8)       $      8.96      $     (0.01)     $     (0.16)   $     (0.17)
                         10/31/01  (8)             10.58            (0.02)           (1.60)         (1.62)
                         10/31/00                  10.00              -               0.58           0.58
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              8.87            (0.04)           (0.15)         (0.19)
                         10/31/01  (8)             10.56            (0.08)           (1.61)         (1.69)
                         10/31/00                  10.00            (0.02)            0.58           0.56
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              8.87            (0.04)           (0.15)         (0.19)
                         10/31/01  (8)             10.56            (0.08)           (1.61)         (1.69)
                         10/31/00                  10.00            (0.02)            0.58           0.56
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              8.89            (0.04)           (0.15)         (0.19)
                         10/31/01  (8)             10.56            (0.08)           (1.59)         (1.67)
                         10/31/00                  10.00            (0.02)            0.58           0.56
----------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES -
 GLOBAL(2)
  Class A                4/30/02   (8)              6.65            (0.01)            0.26           0.25
                         10/31/01  (8)              9.81            (0.03)           (3.10)         (3.13)
                         10/31/00                  10.00              -              (0.19)         (0.19)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              6.59            (0.03)            0.26           0.23
                         10/31/01  (8)              9.80            (0.08)           (3.10)         (3.18)
                         10/31/00                  10.00            (0.01)           (0.19)         (0.20)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              6.59            (0.03)            0.26           0.23
                         10/31/01  (8)              9.80            (0.09)           (3.09)         (3.18)
                         10/31/00                  10.00            (0.01)           (0.19)         (0.20)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              6.60            (0.03)            0.26           0.23
                         10/31/01  (8)              9.80            (0.08)           (3.09)         (3.17)
                         10/31/00                  10.00            (0.01)           (0.19)         (0.20)
----------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES -
 TECHNOLOGY(SM)
  Class A                4/30/02   (8)              3.63            (0.03)            0.02          (0.01)
                         10/31/01  (8)              7.93            (0.06)           (4.24)         (4.30)
                         10/31/00                  10.00              -              (2.07)         (2.07)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              3.58            (0.04)            0.02          (0.02)
                         10/31/01  (8)              7.91            (0.10)           (4.23)         (4.33)
                         10/31/00                  10.00            (0.02)           (2.07)         (2.09)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              3.58            (0.04)            0.02          (0.02)
                         10/31/01  (8)              7.91            (0.09)           (4.24)         (4.33)
                         10/31/00                  10.00            (0.02)           (2.07)         (2.09)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              3.59            (0.04)            0.02          (0.02)
                         10/31/01  (8)              7.92            (0.09)           (4.24)         (4.33)
                         10/31/00                  10.00            (0.01)           (2.07)         (2.08)
----------------------------------------------------------------------------------------------------------
IDEX ISABELLE SMALL
 CAP VALUE
  Class A                4/30/02   (8)             10.12            (0.05)            2.45           2.40
                         10/31/01  (8)             10.00            (0.02)            0.14           0.12
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.08            (0.08)            2.42           2.34
                         10/31/01  (8)             10.00            (0.05)            0.13           0.08
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.08            (0.10)            2.44           2.34
                         10/31/01  (8)             10.00            (0.05)            0.13           0.08
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.09            (0.08)            2.43           2.35
                         10/31/01  (8)             10.00            (0.06)            0.15           0.09
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX GREAT COMPANIES -
 AMERICA(SM)
  Class A               $       -       $       -       $       -
                                -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
                                -               -               -
----------------------
IDEX GREAT COMPANIES -
 GLOBAL(2)
  Class A                       -               -               -
                                -             (0.03)          (0.03)
                                -               -               -
----------------------
  Class B                       -               -               -
                                -             (0.03)          (0.03)
                                -               -               -
----------------------
  Class C                       -               -               -
                                -             (0.03)          (0.03)
                                -               -               -
----------------------
  Class M                       -               -               -
                                -             (0.03)          (0.03)
                                -               -               -
----------------------
IDEX GREAT COMPANIES -
 TECHNOLOGY(SM)
  Class A                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
                                -               -               -
----------------------
IDEX ISABELLE SMALL
 CAP VALUE
  Class A                       -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
----------------------

See notes to the Financial Highlights on page 194.


The notes to the financial statements are an integral part of these statements.

                                      176
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                        RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,     RATIO OF EXPENSES TO AVERAGE      NET INVESTMENT
    VALUE,                           END OF             NET ASSETS (1)(5)            INCOME (LOSS)         PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                          TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS         NET ASSETS (5)         RATE (6)
$         8.79          (1.87)%  $       55,648           1.55%            1.58%             (0.32)%            14.40%
          8.96         (15.35)           38,345           1.55             1.78              (0.18)             64.93
         10.58           5.81            13,377           1.55             3.38              (0.08)              2.11
------------------------------------------------------------------------------------------------------------------------
          8.68          (2.18)           62,725           2.20             2.23              (0.97)             14.40
          8.87         (15.98)           40,769           2.20             2.43              (0.83)             64.93
         10.56           5.62             7,839           2.20             4.03              (0.73)              2.11
------------------------------------------------------------------------------------------------------------------------
          8.68          (2.18)           19,394           2.20             2.23              (0.97)             14.40
          8.87         (15.98)           11,953           2.20             2.43              (0.83)             64.93
         10.56           5.62             2,875           2.20             4.03              (0.73)              2.11
------------------------------------------------------------------------------------------------------------------------
          8.70          (2.10)           10,515           2.10             2.13              (0.87)             14.40
          8.89         (15.88)            7,296           2.10             2.33              (0.73)             64.93
         10.56           5.65             1,744           2.10             3.93              (0.63)              2.11
------------------------------------------------------------------------------------------------------------------------
          6.90           3.73             6,710           1.55             2.45              (0.22)             56.25
          6.65         (31.99)            5,294           1.55             3.26              (0.37)             80.16
          9.81          (1.92)            2,173           1.55            25.34              (0.52)             15.15
------------------------------------------------------------------------------------------------------------------------
          6.82           3.51             4,726           2.20             3.10              (0.87)             56.25
          6.59         (32.57)            3,400           2.20             3.91              (1.02)             80.16
          9.80          (2.01)              582           2.20            25.99              (1.17)             15.15
------------------------------------------------------------------------------------------------------------------------
          6.82           3.51             1,376           2.20             3.10              (0.87)             56.25
          6.59         (32.57)            1,112           2.20             3.91              (1.02)             80.16
          9.80          (2.01)              353           2.20            25.99              (1.17)             15.15
------------------------------------------------------------------------------------------------------------------------
          6.83           3.51             1,060           2.10             3.00              (0.77)             56.25
          6.60         (32.48)              813           2.10             3.81              (0.92)             80.16
          9.80          (1.99)              833           2.10            25.89              (1.07)             15.15
------------------------------------------------------------------------------------------------------------------------
          3.62          (0.24)            8,985           1.55             2.32              (1.44)             34.84
          3.63         (54.26)            7,106           1.55             2.68              (1.04)             57.85
          7.93         (20.66)            6,322           1.55             5.55              (0.64)             11.25
------------------------------------------------------------------------------------------------------------------------
          3.56          (0.49)            7,454           2.20             2.97              (2.09)             34.84
          3.58         (54.80)            5,938           2.20             3.33              (1.69)             57.85
          7.91         (20.86)            3,295           2.20             6.20              (1.29)             11.25
------------------------------------------------------------------------------------------------------------------------
          3.56          (0.49)            2,019           2.20             2.97              (2.09)             34.84
          3.58         (54.80)            1,683           2.20             3.33              (1.69)             57.85
          7.91         (20.86)            1,443           2.20             6.20              (1.29)             11.25
------------------------------------------------------------------------------------------------------------------------
          3.57          (0.43)            1,841           2.10             2.87              (1.99)             34.84
          3.59         (54.71)            1,510           2.10             3.23              (1.59)             57.85
          7.92         (20.83)              710           2.10             6.10              (1.19)             11.25
------------------------------------------------------------------------------------------------------------------------
         12.52          23.72            24,063           1.85             1.95              (1.15)             14.31
         10.12           1.20             6,536           1.85             3.56              (0.32)              7.58
------------------------------------------------------------------------------------------------------------------------
         12.42          23.21            26,815           2.50             2.60              (1.80)             14.31
         10.08           0.80             7,604           2.50             4.21              (0.97)              7.58
------------------------------------------------------------------------------------------------------------------------
         12.42          23.21            13,508           2.50             2.60              (1.80)             14.31
         10.08           0.80             3,545           2.50             4.21              (0.97)              7.58
------------------------------------------------------------------------------------------------------------------------
         12.44          23.29             5,198           2.40             2.50              (1.70)             14.31
         10.09           0.90             1,460           2.40             4.11              (0.87)              7.58
------------------------------------------------------------------------------------------------------------------------

                                      177
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JANUS BALANCED
  Class A                4/30/02   (8)       $     17.31      $      0.13      $      0.18    $      0.31
                         10/31/01  (8)             19.75             0.37            (2.18)         (1.81)
                         10/31/00                  18.96             0.25             1.03           1.28
                         10/31/99                  14.75             0.19             4.27           4.46
                         10/31/98                  14.34             0.15             1.76           1.91
                         10/31/97                  13.58             0.19             2.52           2.71
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             17.30             0.08             0.18           0.26
                         10/31/01  (8)             19.73             0.25            (2.17)         (1.92)
                         10/31/00                  18.95             0.21             1.03           1.24
                         10/31/99                  14.74             0.08             4.27           4.35
                         10/31/98                  14.33             0.06             1.76           1.82
                         10/31/97                  13.56             0.12             2.52           2.64
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             17.30             0.08             0.18           0.26
                         10/31/01  (8)             19.73             0.26            (2.18)         (1.92)
                         10/31/00  (2)             18.95             0.21             1.03           1.24
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             17.30             0.09             0.18           0.27
                         10/31/01  (8)             19.73             0.28            (2.18)         (1.90)
                         10/31/00                  18.95             0.23             1.03           1.26
                         10/31/99  (2)             14.74             0.10             4.27           4.37
                         10/31/98                  14.33             0.07             1.76           1.83
                         10/31/97                  13.57             0.12             2.52           2.64
----------------------------------------------------------------------------------------------------------
IDEX JANUS CAPITAL
 APPRECIATION
  Class A                4/30/02   (8)             13.81            (0.10)           (0.54)         (0.64)
                         10/31/01  (8)             32.08            (0.29)          (17.98)        (18.27)
                         10/31/00                  31.09            (0.13)            3.19           3.06
                         10/31/99                  16.97             0.05            15.88          15.93
                         10/31/98                  15.90             0.01             1.51           1.52
                         10/31/97                  15.49             0.04             0.58           0.62
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             13.27            (0.14)           (0.52)         (0.66)
                         10/31/01  (8)             31.25            (0.42)          (17.56)        (17.98)
                         10/31/00                  30.51            (0.38)            3.19           2.81
                         10/31/99                  16.72            (0.28)           15.88          15.60
                         10/31/98                  15.74            (0.08)            1.51           1.43
                         10/31/97                  15.42            (0.05)            0.58           0.53
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             13.27            (0.14)           (0.52)         (0.66)
                         10/31/01  (8)             31.25            (0.42)          (17.56)        (17.98)
                         10/31/00  (2)             30.51            (0.38)            3.19           2.81
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             13.35            (0.13)           (0.53)         (0.66)
                         10/31/01  (8)             31.38            (0.40)          (17.63)        (18.03)
                         10/31/00                  30.60            (0.34)            3.19           2.85
                         10/31/99  (2)             16.76            (0.23)           15.88          15.65
                         10/31/98                  15.77            (0.07)            1.51           1.44
                         10/31/97                  15.43            (0.03)            0.58           0.55
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JANUS BALANCED
  Class A               $     (0.13)    $       -       $     (0.13)
                              (0.35)          (0.28)          (0.63)
                              (0.24)          (0.25)          (0.49)
                              (0.17)          (0.08)          (0.25)
                              (0.15)          (1.35)          (1.50)
                              (0.20)          (1.75)          (1.95)
----------------------
  Class B                     (0.08)            -             (0.08)
                              (0.23)          (0.28)          (0.51)
                              (0.21)          (0.25)          (0.46)
                              (0.06)          (0.08)          (0.14)
                              (0.06)          (1.35)          (1.41)
                              (0.12)          (1.75)          (1.87)
----------------------
  Class C                     (0.08)            -             (0.08)
                              (0.23)          (0.28)          (0.51)
                              (0.21)          (0.25)          (0.46)
----------------------
  Class M                     (0.09)            -             (0.09)
                              (0.25)          (0.28)          (0.53)
                              (0.23)          (0.25)          (0.48)
                              (0.08)          (0.08)          (0.16)
                              (0.07)          (1.35)          (1.42)
                              (0.13)          (1.75)          (1.88)
----------------------
IDEX JANUS CAPITAL
 APPRECIATION
  Class A                       -               -               -
                                -               -               -
                                -             (2.07)          (2.07)
                                -             (1.81)          (1.81)
                                -             (0.45)          (0.45)
                                -             (0.21)          (0.21)
----------------------
  Class B                       -               -               -
                                -               -               -
                                -             (2.07)          (2.07)
                                -             (1.81)          (1.81)
                                -             (0.45)          (0.45)
                                -             (0.21)          (0.21)
----------------------
  Class C                       -               -               -
                                -               -               -
                                -             (2.07)          (2.07)
----------------------
  Class M                       -               -               -
                                -               -               -
                                -             (2.07)          (2.07)
                                -             (1.81)          (1.81)
                                -             (0.45)          (0.45)
                                -             (0.21)          (0.21)
----------------------

See notes to the Financial Highlights on page 194.


The notes to the financial statements are an integral part of these statements.

                                      178
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                        RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO          NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)        INCOME (LOSS)         PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                          TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS         NET ASSETS (5)         RATE (6)
$        17.49           1.80%   $      123,334           1.71%            1.71%              1.53%             43.96%
         17.31          (9.35)          126,369           1.64             1.66               1.96             113.77
         19.75           7.23           133,445           1.67             1.69               1.73              70.87
         18.96          30.43            67,749           1.81             1.82               1.28              59.57
         14.75          14.69            22,995           1.85             2.04               1.12              61.50
         14.34          22.96            13,414           1.85             2.88               1.29             127.08
------------------------------------------------------------------------------------------------------------------------
         17.48           1.52           253,437           2.36             2.36               0.88              43.96
         17.30          (9.93)          243,387           2.29             2.31               1.31             113.77
         19.73           6.58           229,160           2.32             2.34               1.08              70.87
         18.95          29.64            92,833           2.46             2.47               0.63              59.57
         14.74          13.97            11,916           2.50             2.69               0.47              61.50
         14.33          22.19             2,583           2.50             3.53               0.64             127.08
------------------------------------------------------------------------------------------------------------------------
         17.48           1.52            47,661           2.36             2.36               0.88              43.96
         17.30          (9.93)           47,399           2.29             2.31               1.31             113.77
         19.73           6.58            42,447           2.32             2.34               1.08              70.87
------------------------------------------------------------------------------------------------------------------------
         17.48           1.56            61,777           2.26             2.26               0.98              43.96
         17.30          (9.84)           64,641           2.19             2.21               1.41             113.77
         19.73           6.68            66,249           2.22             2.24               1.18              70.87
         18.95          29.76            34,122           2.36             2.37               0.73              59.57
         14.74          14.08             4,897           2.40             2.59               0.57              61.50
         14.33          22.31             1,561           2.40             3.43               0.74             127.08
------------------------------------------------------------------------------------------------------------------------
         13.17          (4.62)           56,477           1.85             2.65              (1.42)             44.34
         13.81         (56.95)           64,113           1.85             2.01              (1.45)             87.57
         32.08           9.14           176,996           1.85             1.89              (1.53)            103.64
         31.09         102.19            74,614           1.84             2.02              (1.55)             93.54
         16.97           9.87            23,798           1.85             2.24              (1.37)            136.59
         15.90           4.09            20,605           1.85             2.66              (1.27)            130.48
------------------------------------------------------------------------------------------------------------------------
         12.61          (4.98)           65,544           2.50             3.30              (2.07)             44.34
         13.27         (57.53)           75,467           2.50             2.66              (2.10)             87.57
         31.25           8.45           187,067           2.50             2.54              (2.18)            103.64
         30.51         101.72            36,467           2.49             2.67              (2.20)             93.54
         16.72           9.35             3,734           2.50             2.89              (2.02)            136.59
         15.74           3.56             2,866           2.50             3.31              (1.92)            130.48
------------------------------------------------------------------------------------------------------------------------
         12.61          (4.98)           12,819           2.50             3.30              (2.07)             44.34
         13.27         (57.53)           15,363           2.50             2.66              (2.10)             87.57
         31.25           8.45            43,065           2.50             2.54              (2.18)            103.64
------------------------------------------------------------------------------------------------------------------------
         12.69          (4.96)           15,253           2.40             3.20              (1.97)             44.34
         13.35         (57.44)           18,940           2.40             2.56              (2.00)             87.57
         31.38           8.55            51,450           2.40             2.44              (2.08)            103.64
         30.60         101.79            10,062           2.39             2.57              (2.10)             93.54
         16.76           9.43             1,382           2.40             2.79              (1.92)            136.59
         15.77           3.64             1,751           2.40             3.21              (1.82)            130.48
------------------------------------------------------------------------------------------------------------------------

                                      179
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JANUS FLEXIBLE
 INCOME
  Class A                4/30/02   (8)       $      9.99      $      0.21      $     (0.36)   $     (0.15)
                         10/31/01  (8)              9.26             0.47             0.71           1.18
                         10/31/00                   9.46             0.57            (0.19)          0.38
                         10/31/99                   9.84             0.54            (0.38)          0.16
                         10/31/98                   9.75             0.61             0.10           0.71
                         10/31/97                   9.33             0.61             0.42           1.03
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              9.99             0.19            (0.37)         (0.18)
                         10/31/01  (8)              9.26             0.37             0.74           1.11
                         10/31/00                   9.46             0.51            (0.19)          0.32
                         10/31/99                   9.83             0.49            (0.38)          0.11
                         10/31/98                   9.75             0.54             0.10           0.64
                         10/31/97                   9.32             0.56             0.42           0.98
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              9.99             0.17            (0.35)         (0.18)
                         10/31/01  (8)              9.26             0.41             0.70           1.11
                         10/31/00  (2)              9.46             0.51            (0.19)          0.32
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              9.99             0.20            (0.38)         (0.18)
                         10/31/01  (8)              9.26             0.42             0.70           1.12
                         10/31/00                   9.46             0.52            (0.19)          0.33
                         10/31/99  (2)              9.84             0.49            (0.38)          0.11
                         10/31/98                   9.75             0.56             0.10           0.66
                         10/31/97                   9.32             0.57             0.42           0.99
----------------------------------------------------------------------------------------------------------
IDEX JANUS GLOBAL
  Class A                4/30/02   (8)             23.67            (0.08)            0.42           0.34
                         10/31/01  (8)             40.20            (0.07)          (13.99)        (14.06)
                         10/31/00                  33.80              -               7.53           7.53
                         10/31/99  (7)             24.09             0.22             9.49           9.71
                         10/31/98  (3)             23.74             0.08             2.34           2.42
                         10/31/97                  21.39             0.07             4.38           4.45
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             22.71            (0.16)            0.43           0.27
                         10/31/01  (8)             38.97            (0.27)          (13.52)        (13.79)
                         10/31/00                  32.98            (0.41)            7.53           7.12
                         10/31/99  (7)             23.62            (0.13)            9.49           9.36
                         10/31/98  (3)             23.38            (0.03)            2.34           2.31
                         10/31/97                  21.13            (0.03)            4.38           4.35
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             22.72            (0.16)            0.42           0.26
                         10/31/01  (8)             38.98            (0.27)          (13.52)        (13.79)
                         10/31/00  (2)             32.98            (0.40)            7.53           7.13
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             22.72            (0.15)            0.43           0.28
                         10/31/01  (8)             38.94            (0.24)          (13.51)        (13.75)
                         10/31/00                  32.91            (0.37)            7.53           7.16
                         10/31/99  (2)(7)          23.56            (0.14)            9.49           9.35
                         10/31/98  (3)             23.30            (0.01)            2.34           2.33
                         10/31/97                  21.03            (0.01)            4.38           4.37
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JANUS FLEXIBLE
 INCOME
  Class A               $     (0.23)    $     (0.06)    $     (0.29)
                              (0.45)            -             (0.45)
                              (0.58)            -             (0.58)
                              (0.54)            -             (0.54)
                              (0.62)            -             (0.62)
                              (0.61)            -             (0.61)
----------------------
  Class B                     (0.20)          (0.06)          (0.26)
                              (0.38)            -             (0.38)
                              (0.52)            -             (0.52)
                              (0.48)            -             (0.48)
                              (0.56)            -             (0.56)
                              (0.55)            -             (0.55)
----------------------
  Class C                     (0.20)          (0.06)          (0.26)
                              (0.38)            -             (0.38)
                              (0.52)            -             (0.52)
----------------------
  Class M                     (0.20)          (0.06)          (0.26)
                              (0.39)            -             (0.39)
                              (0.53)            -             (0.53)
                              (0.49)            -             (0.49)
                              (0.57)            -             (0.57)
                              (0.56)            -             (0.56)
----------------------
IDEX JANUS GLOBAL
  Class A                       -               -               -
                                -             (2.47)          (2.47)
                                -             (1.13)          (1.13)
                                -               -               -
                                -             (2.07)          (2.07)
                                -             (2.10)          (2.10)
----------------------
  Class B                       -               -               -
                                -             (2.47)          (2.47)
                                -             (1.13)          (1.13)
                                -               -               -
                                -             (2.07)          (2.07)
                                -             (2.10)          (2.10)
----------------------
  Class C                       -               -               -
                                -             (2.47)          (2.47)
                                -             (1.13)          (1.13)
----------------------
  Class M                       -               -               -
                                -             (2.47)          (2.47)
                                -             (1.13)          (1.13)
                                -               -               -
                                -             (2.07)          (2.07)
                                -             (2.10)          (2.10)
----------------------

See notes to the Financial Highlights on page 194.


The notes to the financial statements are an integral part of these statements.

                                      180
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                       RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO         NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)      INCOME (LOSS)        PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                         TO AVERAGE         TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS        NET ASSETS (5)       RATE (6)
$         9.55          (1.52)%  $       32,064           1.67%            1.67%            4.56%            161.92%
          9.99          13.14            29,600           1.68             1.70             4.84             314.67
          9.26           4.10            16,530           1.84             1.87             6.17             165.55
          9.46           1.70            14,963           1.85             2.00             5.72             100.22
          9.84           7.43            14,970           1.83             1.83             6.22              90.63
          9.75          11.53            15,532           1.85             2.40             6.41             135.53
---------------------------------------------------------------------------------------------------------------------
          9.55          (1.79)           43,946           2.32             2.32             3.91             161.92
          9.99          12.28            40,435           2.33             2.35             4.19             314.67
          9.26           3.46            14,008           2.49             2.51             5.52             165.55
          9.46           1.01             9,006           2.50             2.65             5.07             100.22
          9.83           6.74             2,387           2.48             2.48             5.57              90.63
          9.75          10.79               746           2.50             3.05             5.76             135.53
---------------------------------------------------------------------------------------------------------------------
          9.55          (1.79)           10,079           2.32             2.32             3.91             161.92
          9.99          12.28            11,246           2.33             2.35             4.19             314.67
          9.26           3.46             8,169           2.49             2.51             5.52             165.55
---------------------------------------------------------------------------------------------------------------------
          9.55          (1.75)           13,887           2.22             2.22             4.01             161.92
          9.99          12.40            14,745           2.23             2.25             4.29             314.67
          9.26           3.56             6,220           2.39             2.41             5.62             165.55
          9.46           1.11             3,778           2.40             2.55             5.17             100.22
          9.84           6.84             2,207           2.38             2.38             5.67              90.63
          9.75          10.91               928           2.40             2.95             5.86             135.53
---------------------------------------------------------------------------------------------------------------------
         24.01           1.45           345,447           1.86             1.86            (0.68)             32.42
         23.67         (37.08)          374,626           1.63             1.63            (0.24)             78.87
         40.20          22.26           749,671           1.64             1.64            (0.56)             52.51
         33.80          40.31           487,787           1.73             1.73            (0.22)            145.40
         24.09          11.30           296,450           1.82             1.82            (0.45)             87.68
         23.74          22.72           218,681           1.91             1.91            (0.50)             91.02
---------------------------------------------------------------------------------------------------------------------
         22.98           1.18           296,838           2.51             2.51            (1.33)             32.42
         22.71         (37.58)          320,693           2.28             2.28            (0.89)             78.87
         38.97          21.62           614,789           2.29             2.29            (1.21)             52.51
         32.98          39.62           283,847           2.38             2.38            (0.87)            145.40
         23.62          10.93           110,630           2.47             2.47            (1.10)             87.68
         23.38          22.53            43,951           2.56             2.56            (1.15)             91.02
---------------------------------------------------------------------------------------------------------------------
         22.98           1.18            45,269           2.51             2.51            (1.33)             32.42
         22.72         (37.58)           54,221           2.28             2.28            (0.89)             78.87
         38.98          21.62           116,071           2.29             2.29            (1.21)             52.51
---------------------------------------------------------------------------------------------------------------------
         23.00           1.22           128,708           2.41             2.41            (1.23)             32.42
         22.72         (37.48)          149,070           2.18             2.18            (0.79)             78.87
         38.94          21.72           306,667           2.19             2.19            (1.11)             52.51
         32.91          39.73           155,147           2.28             2.28            (0.77)            145.40
         23.56          11.08            63,552           2.37             2.37            (1.00)             87.68
         23.30          22.72            27,210           2.46             2.46            (1.05)             91.02
---------------------------------------------------------------------------------------------------------------------


  NET ASSET
    VALUE,
     END
  OF PERIOD
$         9.55
          9.99
          9.26
          9.46
          9.84
          9.75
--------------
          9.55
          9.99
          9.26
          9.46
          9.83
          9.75
--------------
          9.55
          9.99
          9.26
--------------
          9.55
          9.99
          9.26
          9.46
          9.84
          9.75
--------------
         24.01
         23.67
         40.20
         33.80
         24.09
         23.74
--------------
         22.98
         22.71
         38.97
         32.98
         23.62
         23.38
--------------
         22.98
         22.72
         38.98
--------------
         23.00
         22.72
         38.94
         32.91
         23.56
         23.30
--------------

                                      181
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JANUS GROWTH
  Class A                4/30/02   (8)       $     19.64      $     (0.13)     $      0.14    $      0.01
                         10/31/01  (8)             43.81            (0.24)          (20.80)        (21.04)
                         10/31/00                  46.72             0.03             5.35           5.38
                         10/31/99                  29.35             0.06            17.70          17.76
                         10/31/98                  25.04            (0.02)            7.64           7.62
                         10/31/97                  21.97            (0.02)            3.56           3.54
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             18.63            (0.19)            0.14          (0.05)
                         10/31/01  (8)             42.08            (0.41)          (19.91)        (20.32)
                         10/31/00                  45.38            (0.36)            5.35           4.99
                         10/31/99                  28.63            (0.56)           17.70          17.14
                         10/31/98                  24.55            (0.25)            7.64           7.39
                         10/31/97                  21.60            (0.14)            3.56           3.42
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             18.63            (0.19)            0.14          (0.05)
                         10/31/01  (8)             42.08            (0.42)          (19.90)        (20.32)
                         10/31/00  (2)             45.38            (0.36)            5.35           4.99
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             18.78            (0.18)            0.14          (0.04)
                         10/31/01  (8)             42.35            (0.39)          (20.05)        (20.44)
                         10/31/00                  45.58            (0.29)            5.35           5.06
                         10/31/99  (2)             28.74            (0.47)           17.70          17.23
                         10/31/98                  24.62            (0.21)            7.64           7.43
                         10/31/97                  21.65            (0.12)            3.56           3.44
----------------------------------------------------------------------------------------------------------
  Class T                4/30/02   (8)             20.20            (0.09)            0.13           0.04
                         10/31/01  (8)             44.76            (0.14)          (21.29)        (21.43)
                         10/31/00                  47.45             0.25             5.35           5.60
                         10/31/99                  29.74             0.40            17.70          18.10
                         10/31/98  (3)             25.31             0.13             7.64           7.77
                         10/31/97                  22.17             0.05             3.56           3.61
----------------------------------------------------------------------------------------------------------
IDEX JANUS GROWTH &
 INCOME
  Class A                4/30/02   (8)              8.44            (0.02)            0.14           0.12
                         10/31/01  (8)             10.00             0.03            (1.59)         (1.56)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              8.38            (0.05)            0.14           0.09
                         10/31/01  (8)             10.00            (0.03)           (1.59)         (1.62)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              8.38            (0.05)            0.14           0.09
                         10/31/01  (8)             10.00            (0.03)           (1.59)         (1.62)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              8.39            (0.05)            0.15           0.10
                         10/31/01  (8)             10.00            (0.03)           (1.58)         (1.61)
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JANUS GROWTH
  Class A               $       -       $       -       $       -
                                -             (3.13)          (3.13)
                                -             (8.29)          (8.29)
                                -             (0.39)          (0.39)
                                -             (3.31)          (3.31)
                                -             (0.47)          (0.47)
----------------------
  Class B                       -               -               -
                                -             (3.13)          (3.13)
                                -             (8.29)          (8.29)
                                -             (0.39)          (0.39)
                                -             (3.31)          (3.31)
                                -             (0.47)          (0.47)
----------------------
  Class C                       -               -               -
                                -             (3.13)          (3.13)
                                -             (8.29)          (8.29)
----------------------
  Class M                       -               -               -
                                -             (3.13)          (3.13)
                                -             (8.29)          (8.29)
                                -             (0.39)          (0.39)
                                -             (3.31)          (3.31)
                                -             (0.47)          (0.47)
----------------------
  Class T                       -               -               -
                                -             (3.13)          (3.13)
                                -             (8.29)          (8.29)
                                -             (0.39)          (0.39)
                              (0.03)          (3.31)          (3.34)
                                -             (0.47)          (0.47)
----------------------
IDEX JANUS GROWTH &
 INCOME
  Class A                       -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
----------------------

See notes to the Financial Highlights on page 194.


The notes to the financial statements are an integral part of these statements.

                                      182
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                        RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,       RATIO OF EXPENSES TO AVERAGE      NET INVESTMENT
    VALUE,                           END OF              NET ASSETS (1)(5)            INCOME (LOSS)        PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                            TO AVERAGE         TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS             GROSS         NET ASSETS (5)       RATE (6)
$        19.65           0.04%   $      722,882           1.69%              1.69%            (1.15)%           36.05%
         19.64         (51.31)          770,590           1.49               1.49             (0.83)            64.22
         43.81          10.82         1,727,573           1.39               1.42             (0.61)            40.71
         46.72          61.00         1,467,595           1.40               1.43             (0.60)            70.97
         29.35          35.21           817,749           1.51               1.51             (0.55)            27.19
         25.04          16.40           614,544           1.61               1.61             (0.10)            91.52
------------------------------------------------------------------------------------------------------------------------
         18.58          (0.27)          336,294           2.34               2.34             (1.80)            36.05
         18.63         (51.74)          354,949           2.14               2.14             (1.48)            64.22
         42.08          10.11           775,252           2.04               2.07             (1.26)            40.71
         45.38          60.36           327,926           2.05               2.08             (1.25)            70.97
         28.63          34.96            40,809           2.16               2.16             (1.20)            27.19
         24.55          16.11            13,046           2.26               2.26             (0.75)            91.52
------------------------------------------------------------------------------------------------------------------------
         18.58          (0.27)           50,878           2.34               2.34             (1.80)            36.05
         18.63         (51.74)           54,760           2.14               2.14             (1.48)            64.22
         42.08          10.11           121,633           2.04               2.07             (1.26)            40.71
------------------------------------------------------------------------------------------------------------------------
         18.74          (0.23)           97,343           2.24               2.24             (1.70)            36.05
         18.78         (51.68)          113,794           2.04               2.04             (1.38)            64.22
         42.35          10.22           287,530           1.94               1.97             (1.16)            40.71
         45.58          60.45           141,586           1.95               1.98             (1.15)            70.97
         28.74          35.00            58,265           2.06               2.06             (1.10)            27.19
         24.62          16.19            14,295           2.16               2.16             (0.65)            91.52
------------------------------------------------------------------------------------------------------------------------
         20.24           0.18           524,902           1.34               1.34             (0.80)            36.05
         20.20         (51.07)          546,317           1.14               1.14             (0.48)            64.22
         44.76          11.20         1,232,295           1.04               1.07             (0.26)            40.71
         47.45          61.34         1,166,965           1.05               1.08             (0.25)            70.97
         29.74          35.53           755,770           1.16               1.16             (0.20)            27.19
         25.31          16.54           603,129           1.26               1.26             (0.25)            91.52
------------------------------------------------------------------------------------------------------------------------
          8.56           1.47             7,359           1.92               2.42             (0.53)            17.41
          8.44         (15.64)            3,881           1.75               3.26              0.34             44.00
------------------------------------------------------------------------------------------------------------------------
          8.47           1.07            18,340           2.57               3.07             (1.18)            17.41
          8.38         (16.20)           11,884           2.40               3.91             (0.31)            44.00
------------------------------------------------------------------------------------------------------------------------
          8.47           1.07             4,133           2.57               3.07             (1.18)            17.41
          8.38         (16.20)            2,469           2.40               3.91             (0.31)            44.00
------------------------------------------------------------------------------------------------------------------------
          8.49           1.21             2,274           2.47               2.97             (1.08)            17.41
          8.39         (16.11)            1,698           2.30               3.81             (0.21)            44.00
------------------------------------------------------------------------------------------------------------------------

                                      183
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JENNISON EQUITY
 OPPORTUNITY
  Class A                4/30/02   (8)       $      8.04      $     (0.02)     $      0.75    $      0.73
                         10/31/01  (8)             10.26            (0.01)           (1.17)         (1.18)
                         10/31/00                  12.14            (0.13)           (1.54)         (1.67)
                         10/31/99                  10.14             0.06             2.78           2.84
                         10/31/98                  12.90             0.03            (1.84)         (1.81)
                         10/31/97  (3)             10.56            (0.01)            2.86           2.85
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              7.77            (0.04)            0.72           0.68
                         10/31/01  (8)             10.01            (0.05)           (1.15)         (1.20)
                         10/31/00                  11.93            (0.17)           (1.54)         (1.71)
                         10/31/99                  10.02            (0.03)            2.78           2.75
                         10/31/98                  12.85            (0.04)           (1.84)         (1.88)
                         10/31/97  (3)             10.51            (0.07)            2.86           2.79
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              7.77            (0.04)            0.72           0.68
                         10/31/01  (8)             10.01            (0.05)           (1.15)         (1.20)
                         10/31/00  (2)             11.93            (0.17)           (1.54)         (1.71)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              7.81            (0.04)            0.73           0.69
                         10/31/01  (8)             10.05            (0.04)           (1.16)         (1.20)
                         10/31/00                  11.96            (0.16)           (1.54)         (1.70)
                         10/31/99  (2)             10.04            (0.02)            2.78           2.76
                         10/31/98                  12.86            (0.03)           (1.84)         (1.87)
                         10/31/97  (3)             10.52            (0.06)            2.86           2.80
----------------------------------------------------------------------------------------------------------
IDEX LKCM STRATEGIC
 TOTAL RETURN
  Class A                4/30/02   (8)             15.46             0.13             0.24           0.37
                         10/31/01  (8)             17.02             0.30            (1.51)         (1.21)
                         10/31/00                  17.62             0.27            (0.15)          0.12
                         10/31/99                  16.18             0.20             1.65           1.85
                         10/31/98                  15.91             0.21             0.94           1.15
                         10/31/97                  13.43             0.20             2.79           2.99
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             15.45             0.08             0.24           0.32
                         10/31/01  (8)             17.01             0.19            (1.50)         (1.31)
                         10/31/00                  17.60             0.18            (0.15)          0.03
                         10/31/99                  16.17             0.09             1.65           1.74
                         10/31/98                  15.89             0.11             0.94           1.05
                         10/31/97                  13.42             0.10             2.79           2.89
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             15.45             0.08             0.24           0.32
                         10/31/01  (8)             17.01             0.19            (1.50)         (1.31)
                         10/31/00  (2)             17.60             0.18            (0.15)          0.03
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             15.45             0.09             0.24           0.33
                         10/31/01  (8)             17.01             0.20            (1.49)         (1.29)
                         10/31/00                  17.61             0.18            (0.15)          0.03
                         10/31/99  (2)             16.17             0.11             1.65           1.76
                         10/31/98                  15.90             0.12             0.94           1.06
                         10/31/97                  13.42             0.12             2.79           2.91
----------------------------------------------------------------------------------------------------------
IDEX MODERATE ASSET
 ALLOCATION
  Class A                4/30/02   (8)             10.00              -              (0.11)         (0.11)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00            (0.01)           (0.11)         (0.12)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00            (0.01)           (0.11)         (0.12)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00            (0.01)           (0.11)         (0.12)
----------------------------------------------------------------------------------------------------------
IDEX MODERATELY
 AGGRESSIVE ASSET
 ALLOCATION
  Class A                4/30/02   (8)             10.00              -              (0.08)         (0.08)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00            (0.01)           (0.08)         (0.09)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00            (0.01)           (0.08)         (0.09)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00            (0.01)           (0.08)         (0.09)
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JENNISON EQUITY
 OPPORTUNITY
  Class A               $       -       $       -       $       -
                                -             (1.04)          (1.04)
                                -             (0.21)          (0.21)
                                -             (0.84)          (0.84)
                                -             (0.95)          (0.95)
                              (0.51)            -             (0.51)
----------------------
  Class B                       -               -               -
                                -             (1.04)          (1.04)
                                -             (0.21)          (0.21)
                                -             (0.84)          (0.84)
                                -             (0.95)          (0.95)
                              (0.45)            -             (0.45)
----------------------
  Class C                       -               -               -
                                -             (1.04)          (1.04)
                                -             (0.21)          (0.21)
----------------------
  Class M                       -               -               -
                                -             (1.04)          (1.04)
                                -             (0.21)          (0.21)
                                -             (0.84)          (0.84)
                                -             (0.95)          (0.95)
                              (0.46)            -             (0.46)
----------------------
IDEX LKCM STRATEGIC
 TOTAL RETURN
  Class A                     (0.14)          (0.02)          (0.16)
                              (0.26)          (0.09)          (0.35)
                              (0.30)          (0.42)          (0.72)
                              (0.20)          (0.21)          (0.41)
                              (0.21)          (0.67)          (0.88)
                              (0.19)          (0.32)          (0.51)
----------------------
  Class B                     (0.09)          (0.02)          (0.11)
                              (0.16)          (0.09)          (0.25)
                              (0.20)          (0.42)          (0.62)
                              (0.10)          (0.21)          (0.31)
                              (0.10)          (0.67)          (0.77)
                              (0.10)          (0.32)          (0.42)
----------------------
  Class C                     (0.09)          (0.02)          (0.11)
                              (0.16)          (0.09)          (0.25)
                              (0.20)          (0.42)          (0.62)
----------------------
  Class M                     (0.10)          (0.02)          (0.12)
                              (0.18)          (0.09)          (0.27)
                              (0.21)          (0.42)          (0.63)
                              (0.11)          (0.21)          (0.32)
                              (0.12)          (0.67)          (0.79)
                              (0.11)          (0.32)          (0.43)
----------------------
IDEX MODERATE ASSET
 ALLOCATION
  Class A                       -               -               -
----------------------
  Class B                       -               -               -
----------------------
  Class C                       -               -               -
----------------------
  Class M                       -               -               -
----------------------
IDEX MODERATELY
 AGGRESSIVE ASSET
 ALLOCATION
  Class A                       -               -               -
----------------------
  Class B                       -               -               -
----------------------
  Class C                       -               -               -
----------------------
  Class M                       -               -               -
----------------------

See notes to the Financial Highlights on page 194.

The notes to the financial statements are an integral part of these statements.

                                      184
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                                             RATIO OF EXPENSES TO          NET INVESTMENT
    VALUE,                          NET ASSETS,       AVERAGE NET ASSETS (1)(5)        INCOME (LOSS)         PORTFOLIO
     END                               END OF        EXCLUDING                          TO AVERAGE           TURNOVER
  OF PERIOD     TOTAL RETURN (4)   PERIOD (000'S)     CREDITS           GROSS         NET ASSETS (5)         RATE (6)
$         8.77             9.02%   $       26,957           1.70%            1.75%              0.41%             41.17%
          8.04           (11.08)           17,670           1.55             2.44              (0.11)            157.51
         10.26           (14.06)            4,147           1.55             2.66              (0.87)            244.18
         12.14            30.07             4,537           1.64             2.87              (0.99)            125.60
         10.14           (14.83)            4,284           1.85             2.44              (0.73)            147.01
         12.90            28.31             3,920           1.85             4.62              (0.34)            183.06
--------------------------------------------------------------------------------------------------------------------------
          8.45             8.70            48,443           2.35             2.40              (1.06)             41.17
          7.77           (11.54)           31,922           2.20             3.09              (0.76)            157.51
         10.01           (14.70)            3,483           2.20             3.31              (1.52)            244.18
         11.93            29.45             3,868           2.29             3.52              (1.64)            125.60
         10.02           (15.40)            2,460           2.50             3.09              (1.38)            147.01
         12.85            27.62             2,436           2.50             5.27              (0.99)            183.06
--------------------------------------------------------------------------------------------------------------------------
          8.45             8.70            11,648           2.35             2.40              (1.06)             41.17
          7.77           (11.54)            7,211           2.20             3.09              (0.76)            157.51
         10.01           (14.70)              271           2.20             3.31              (1.52)            244.18
--------------------------------------------------------------------------------------------------------------------------
          8.50             8.77            10,760           2.25             2.30              (0.96)             41.17
          7.81           (11.48)            5,994           2.10             2.99              (0.66)            157.51
         10.05           (14.60)              946           2.10             3.21              (1.42)            244.18
         11.96            29.54             1,338           2.19             3.42              (1.54)            125.60
         10.04           (15.31)              879           2.40             2.99              (1.28)            147.01
         12.86            27.73             2,028           2.40             5.17              (0.89)            183.06
--------------------------------------------------------------------------------------------------------------------------
         15.67             2.32            37,265           1.55             1.84               1.64               5.75
         15.46            (7.13)           37,253           1.55             1.74               1.80              22.54
         17.02             0.64            40,919           1.55             1.69               1.59              56.08
         17.62            11.61            37,959           1.64             1.79               1.20              60.18
         16.18             7.43            32,055           1.85             1.92               1.30              32.12
         15.91            22.80            21,629           1.85             2.28               1.41              51.44
--------------------------------------------------------------------------------------------------------------------------
         15.66             2.04            19,833           2.20             2.49               0.99               5.75
         15.45            (7.72)           19,236           2.20             2.39               1.15              22.54
         17.01             0.03            19,375           2.20             2.34               0.94              56.08
         17.60            10.91            15,531           2.29             2.44               0.55              60.18
         16.17             6.74             9,789           2.50             2.57               0.65              32.12
         15.89            22.03             4,698           2.50             2.93               0.76              51.44
--------------------------------------------------------------------------------------------------------------------------
         15.66             2.04             3,267           2.20             2.49               0.99               5.75
         15.45            (7.72)            2,989           2.20             2.39               1.15              22.54
         17.01             0.03             2,523           2.20             2.34               0.94              56.08
--------------------------------------------------------------------------------------------------------------------------
         15.66             2.07             5,065           2.10             2.39               1.09               5.75
         15.45            (7.63)            5,547           2.10             2.29               1.25              22.54
         17.01             0.12             7,026           2.10             2.24               1.04              56.08
         17.61            11.02             8,779           2.19             2.34               0.65              60.18
         16.17             6.85             6,977           2.40             2.47               0.75              32.12
         15.90            22.15             4,332           2.40             2.83               0.86              51.44
--------------------------------------------------------------------------------------------------------------------------
          9.89            (1.10)            2,444           0.45             1.92              (0.41)               -
--------------------------------------------------------------------------------------------------------------------------
          9.88            (1.20)            5,280           1.10             2.57              (1.06)               -
--------------------------------------------------------------------------------------------------------------------------
          9.88            (1.20)            1,871           1.10             2.57              (1.06)               -
--------------------------------------------------------------------------------------------------------------------------
          9.88            (1.20)            2,057           1.00             2.47              (0.96)               -
--------------------------------------------------------------------------------------------------------------------------
          9.92            (0.80)            2,648           0.45             1.87              (0.41)               -
--------------------------------------------------------------------------------------------------------------------------
          9.91            (0.90)            6,576           1.10             2.52              (1.06)               -
--------------------------------------------------------------------------------------------------------------------------
          9.91            (0.90)            1,691           1.10             2.52              (1.06)               -
--------------------------------------------------------------------------------------------------------------------------
          9.91            (0.90)            2,085           1.00             2.42              (0.96)               -
--------------------------------------------------------------------------------------------------------------------------

                                      185
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX MUNDER NET50
  Class A                4/30/02   (8)       $      4.24      $     (0.04)     $     (0.54)   $     (0.58)
                         10/31/01  (8)             10.00            (0.06)           (5.70)         (5.76)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              4.19            (0.06)           (0.53)         (0.59)
                         10/31/01  (8)             10.00            (0.12)           (5.69)         (5.81)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              4.19            (0.06)           (0.53)         (0.59)
                         10/31/01  (8)             10.00            (0.07)           (5.74)         (5.81)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              4.20            (0.06)           (0.53)         (0.59)
                         10/31/01  (8)             10.00            (0.13)           (5.67)         (5.80)
----------------------------------------------------------------------------------------------------------
IDEX PBHG MID CAP
 GROWTH
  Class A                4/30/02   (8)              9.24            (0.08)            0.47           0.39
                         10/31/01  (8)             20.94            (0.12)          (11.58)        (11.70)
                         10/31/00                  14.80            (0.02)            6.47           6.45
                         10/31/99                  10.00             0.02             4.78           4.80
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              9.05            (0.11)            0.46           0.35
                         10/31/01  (8)             20.76            (0.21)          (11.50)        (11.71)
                         10/31/00                  14.76            (0.16)            6.47           6.31
                         10/31/99                  10.00            (0.02)            4.78           4.76
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              9.05            (0.10)            0.45           0.35
                         10/31/01  (8)             20.76            (0.22)          (11.49)        (11.71)
                         10/31/00  (2)             14.76            (0.16)            6.47           6.31
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              9.08            (0.10)            0.46           0.36
                         10/31/01  (8)             20.79            (0.20)          (11.51)        (11.71)
                         10/31/00                  14.77            (0.14)            6.47           6.33
                         10/31/99  (2)             10.00            (0.01)            4.78           4.77
----------------------------------------------------------------------------------------------------------
IDEX PBHG TECHNOLOGY &
 COMMUNICATIONS
  Class A                4/30/02   (8)              1.80            (0.02)           (0.17)         (0.19)
                         10/31/01  (8)              6.78            (0.04)           (4.94)         (4.98)
                         10/31/00                  10.00            (0.02)           (3.20)         (3.22)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              1.75            (0.02)           (0.17)         (0.19)
                         10/31/01  (8)              6.73            (0.06)           (4.92)         (4.98)
                         10/31/00                  10.00            (0.07)           (3.20)         (3.27)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              1.75            (0.03)           (0.16)         (0.19)
                         10/31/01  (8)              6.73            (0.06)           (4.92)         (4.98)
                         10/31/00                  10.00            (0.07)           (3.20)         (3.27)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              1.76            (0.02)           (0.17)         (0.19)
                         10/31/01  (8)              6.74            (0.06)           (4.92)         (4.98)
                         10/31/00                  10.00            (0.06)           (3.20)         (3.26)
----------------------------------------------------------------------------------------------------------
IDEX PIMCO TOTAL
 RETURN
  Class A                4/30/02   (8)             10.00             0.02             0.03           0.05
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00             0.01             0.02           0.03
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00             0.01             0.02           0.03
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00             0.02             0.02           0.04
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX MUNDER NET50
  Class A               $       -       $       -       $       -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
----------------------
IDEX PBHG MID CAP
 GROWTH
  Class A                       -               -               -
                                -               -               -
                                -             (0.31)          (0.31)
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
                                -             (0.31)          (0.31)
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                                -             (0.31)          (0.31)
----------------------
  Class M                       -               -               -
                                -               -               -
                                -             (0.31)          (0.31)
                                -               -               -
----------------------
IDEX PBHG TECHNOLOGY &
 COMMUNICATIONS
  Class A                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
                                -               -               -
----------------------
IDEX PIMCO TOTAL
 RETURN
  Class A                       -               -               -
----------------------
  Class B                       -               -               -
----------------------
  Class C                       -               -               -
----------------------
  Class M                       -               -               -
----------------------

 See notes to the Financial Highlights on page 194.

The notes to the financial statements are an integral part of these statements.

                                      186
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                         RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,    RATIO OF EXPENSES TO AVERAGE NET     NET INVESTMENT
    VALUE,                           END OF                ASSETS (1)(5)               INCOME (LOSS)         PORTFOLIO
     END            TOTAL            PERIOD         EXCLUDING                           TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)          CREDITS            GROSS         NET ASSETS (5)         RATE (6)
$         3.66         (13.76)%  $          569            1.92%             8.61%             (1.84)%            21.78%
          4.24         (57.56)              521            1.75             11.85              (0.86)             49.39
--------------------------------------------------------------------------------------------------------------------------
          3.60         (14.05)              634            2.57              9.26              (2.49)             21.78
          4.19         (58.11)              740            2.40             12.50              (1.51)             49.39
--------------------------------------------------------------------------------------------------------------------------
          3.60         (14.05)              239            2.57              9.26              (2.49)             21.78
          4.19         (58.11)              189            2.40             12.50              (1.51)             49.39
--------------------------------------------------------------------------------------------------------------------------
          3.61         (13.99)               82            2.47              9.16              (2.39)             21.78
          4.20         (58.03)               86            2.30             12.40              (1.41)             49.39
--------------------------------------------------------------------------------------------------------------------------
          9.63           4.24            24,358            1.72              2.72              (1.59)             96.39
          9.24         (55.87)           23,952            1.55              2.12              (0.91)            171.89
         20.94          43.78            48,842            1.55              2.06              (0.80)            129.20
         14.80          48.06             2,571            1.55              6.95              (0.88)            150.78
--------------------------------------------------------------------------------------------------------------------------
          9.40           3.86            34,422            2.37              3.37              (2.24)             96.39
          9.05         (56.42)           34,017            2.20              2.77              (1.56)            171.89
         20.76          43.07            68,184            2.20              2.71              (1.45)            129.20
         14.76          47.63             2,875            2.20              7.60              (1.53)            150.78
--------------------------------------------------------------------------------------------------------------------------
          9.40           3.86             9,151            2.37              3.37              (2.24)             96.39
          9.05         (56.42)            8,595            2.20              2.77              (1.56)            171.89
         20.76          43.07            16,972            2.20              2.71              (1.45)            129.20
--------------------------------------------------------------------------------------------------------------------------
          9.44           3.98             4,936            2.27              3.27              (2.14)             96.39
          9.08         (56.33)            5,502            2.10              2.67              (1.46)            171.89
         20.79          43.17            14,734            2.10              2.61              (1.35)            129.20
         14.77          47.70             1,016            2.10              7.50              (1.43)            150.78
--------------------------------------------------------------------------------------------------------------------------
          1.61         (10.45)            9,225            1.92              3.36              (1.82)            109.53
          1.80         (73.48)            9,544            1.75              2.65              (1.26)            270.29
          6.78         (32.21)           26,933            1.75              2.27              (1.19)            142.19
--------------------------------------------------------------------------------------------------------------------------
          1.56         (10.98)           15,287            2.57              4.01              (2.47)            109.53
          1.75         (73.98)           16,284            2.40              3.30              (1.91)            270.29
          6.73         (32.65)           40,165            2.40              2.92              (1.84)            142.19
--------------------------------------------------------------------------------------------------------------------------
          1.56         (10.98)            3,275            2.57              4.01              (2.47)            109.53
          1.75         (73.98)            4,078            2.40              3.30              (1.91)            270.29
          6.73         (32.65)           11,750            2.40              2.92              (1.84)            142.19
--------------------------------------------------------------------------------------------------------------------------
          1.57         (10.76)            2,280            2.47              3.91              (2.37)            109.53
          1.76         (73.91)            2,626            2.30              3.20              (1.81)            270.29
          6.74         (32.58)            9,361            2.30              2.82              (1.74)            142.19
--------------------------------------------------------------------------------------------------------------------------
         10.05           0.40             4,263            1.65              2.83               1.35              50.39
--------------------------------------------------------------------------------------------------------------------------
         10.03           0.30             2,699            2.30              3.48               0.70              50.39
--------------------------------------------------------------------------------------------------------------------------
         10.03           0.30               810            2.30              3.48               0.70              50.39
--------------------------------------------------------------------------------------------------------------------------
         10.04           0.40               601            2.20              3.38               0.80              50.39
--------------------------------------------------------------------------------------------------------------------------

                                      187
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX SALOMON ALL CAP
  Class A                4/30/02   (8)       $     13.63      $      0.02      $      0.71    $      0.73
                         10/31/01  (8)             15.51             0.12            (1.58)         (1.46)
                         10/31/00                  11.70             0.08             3.92           4.00
                         10/31/99                  10.00             0.02             1.68           1.70
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             13.41            (0.02)            0.70           0.68
                         10/31/01  (8)             15.36             0.02            (1.55)         (1.53)
                         10/31/00                  11.66            (0.03)            3.92           3.89
                         10/31/99                  10.00            (0.02)            1.68           1.66
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             13.42            (0.02)            0.69           0.67
                         10/31/01  (8)             15.36             0.02            (1.54)         (1.52)
                         10/31/00  (2)             11.66            (0.03)            3.92           3.89
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             13.44            (0.02)            0.71           0.69
                         10/31/01  (8)             15.38             0.04            (1.56)         (1.52)
                         10/31/00                  11.67            (0.02)            3.92           3.90
                         10/31/99  (2)             10.00            (0.01)            1.68           1.67
----------------------------------------------------------------------------------------------------------
IDEX SALOMON INVESTORS
 VALUE
  Class A                4/30/02   (8)             12.55             0.02             0.78           0.80
                         10/31/01  (8)             12.91             0.07            (0.42)         (0.35)
                         10/31/00                  11.28             0.09             1.54           1.63
                         10/31/99  (3)             11.09             0.05             0.41           0.46
                         10/31/98                  11.71             0.03            (0.61)         (0.58)
                         10/31/97                  10.00             0.02             1.69           1.71
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             12.19            (0.02)            0.76           0.74
                         10/31/01  (8)             12.61            (0.02)           (0.39)         (0.41)
                         10/31/00                  11.09            (0.02)            1.54           1.52
                         10/31/99  (3)             10.98            (0.03)            0.41           0.38
                         10/31/98                  11.67            (0.04)           (0.61)         (0.65)
                         10/31/97                  10.00            (0.02)            1.69           1.67
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             12.19            (0.01)            0.75           0.74
                         10/31/01  (8)             12.61            (0.02)           (0.39)         (0.41)
                         10/31/00  (2)             11.09            (0.02)            1.54           1.52
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             12.25            (0.01)            0.75           0.74
                         10/31/01  (8)             12.66            (0.01)           (0.39)         (0.40)
                         10/31/00                  11.12              -               1.54           1.54
                                   (2)
                         10/31/99  (3)             11.00            (0.02)            0.41           0.39
                         10/31/98                  11.67            (0.02)           (0.61)         (0.63)
                         10/31/97                  10.00            (0.02)            1.69           1.67
----------------------------------------------------------------------------------------------------------
IDEX T. ROWE PRICE
 HEALTH SCIENCES
  Class A                4/30/02   (8)             10.00            (0.02)           (0.26)         (0.28)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00            (0.05)           (0.24)         (0.29)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00            (0.06)           (0.23)         (0.29)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00            (0.06)           (0.23)         (0.29)
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX SALOMON ALL CAP
  Class A               $       -       $     (0.14)    $     (0.14)
                                -             (0.42)          (0.42)
                                -             (0.19)          (0.19)
                                -               -               -
----------------------
  Class B                       -             (0.14)          (0.14)
                                -             (0.42)          (0.42)
                                -             (0.19)          (0.19)
                                -               -               -
----------------------
  Class C                       -             (0.14)          (0.14)
                                -             (0.42)          (0.42)
                                -             (0.19)          (0.19)
----------------------
  Class M                       -             (0.14)          (0.14)
                                -             (0.42)          (0.42)
                                -             (0.19)          (0.19)
                                -               -               -
----------------------
IDEX SALOMON INVESTORS
 VALUE
  Class A                       -             (0.28)          (0.28)
                                -             (0.01)          (0.01)
                                -               -               -
                                -             (0.27)          (0.27)
                                -             (0.04)          (0.04)
                                -               -               -
----------------------
  Class B                       -             (0.28)          (0.28)
                                -             (0.01)          (0.01)
                                -               -               -
                                -             (0.27)          (0.27)
                                -             (0.04)          (0.04)
                                -               -               -
----------------------
  Class C                       -             (0.28)          (0.28)
                                -             (0.01)          (0.01)
                                -               -               -
----------------------
  Class M                       -             (0.28)          (0.28)
                                -             (0.01)          (0.01)
                                -               -               -
                                -             (0.27)          (0.27)
                                -             (0.04)          (0.04)
                                -               -               -
----------------------
IDEX T. ROWE PRICE
 HEALTH SCIENCES
  Class A                       -               -               -
----------------------
  Class B                       -               -               -
----------------------
  Class C                       -               -               -
----------------------
  Class M                       -               -               -
----------------------

See notes to the Financial Highlights on page 194.

The notes to the financial statements are an integral part of these statements.

                                      188
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                       RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO         NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)      INCOME (LOSS)        PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                         TO AVERAGE         TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS        NET ASSETS (5)       RATE (6)
$        14.22           5.28%   $       97,585           1.55%            1.58%            0.33%             54.85%
         13.63          (9.49)           77,791           1.58             1.68             0.75              81.62
         15.51          34.50            25,575           1.55             2.41             0.45              91.39
         11.70          17.03             1,880           1.55             8.85             0.35              82.70
---------------------------------------------------------------------------------------------------------------------
         13.95           5.03           215,842           2.20             2.23            (0.32)             54.85
         13.41         (10.09)          167,214           2.23             2.33             0.10              81.62
         15.36          33.72            38,203           2.20             3.06            (0.20)             91.39
         11.66          16.60             1,571           2.20             9.50            (0.30)             82.70
---------------------------------------------------------------------------------------------------------------------
         13.95           5.03            62,049           2.20             2.23            (0.32)             54.85
         13.42         (10.09)           46,369           2.23             2.33             0.10              81.62
         15.36          33.72            10,675           2.20             3.06            (0.20)             91.39
---------------------------------------------------------------------------------------------------------------------
         13.99           5.06            63,251           2.10             2.13            (0.22)             54.85
         13.44         (10.00)           52,684           2.13             2.23             0.20              81.62
         15.38          33.84            10,785           2.10             2.96            (0.10)             91.39
         11.67          16.67               728           2.10             9.40            (0.20)             82.70
---------------------------------------------------------------------------------------------------------------------
         13.07           6.38            15,225           1.55             1.96             0.40              94.62
         12.55          (2.68)           12,176           1.55             1.93             0.48              29.40
         12.91          14.38             8,431           1.55             2.20             0.40              49.75
         11.28           4.34             7,972           1.64             2.28             0.21              26.29
         11.09          (4.96)            8,035           1.85             2.51              -                30.43
         11.71          17.14             5,305           1.50             4.05             0.38               6.40
---------------------------------------------------------------------------------------------------------------------
         12.65           6.09            22,965           2.20             2.61            (0.25)             94.62
         12.19          (3.31)           20,034           2.20             2.58            (0.17)             29.40
         12.61          13.72            10,448           2.20             2.85            (0.25)             49.75
         11.09           3.68             7,311           2.29             2.93            (0.44)             26.29
         10.98          (5.55)            5,020           2.50             3.16            (0.65)             30.43
         11.67          16.65             2,850           2.15             4.70            (0.28)              6.40
---------------------------------------------------------------------------------------------------------------------
         12.65           6.09             3,395           2.20             2.61            (0.25)             94.62
         12.19          (3.31)            2,288           2.20             2.58            (0.17)             29.40
         12.61          13.72             1,094           2.20             2.85            (0.25)             49.75
---------------------------------------------------------------------------------------------------------------------
         12.71           6.11             3,206           2.10             2.51            (0.15)             94.62
         12.25          (3.21)            3,373           2.10             2.48            (0.07)             29.40
         12.66          13.82             2,508           2.10             2.75            (0.15)             49.75
         11.12           3.79             2,204           2.19             2.83            (0.34)             26.29
         11.00          (5.46)            2,013           2.40             3.06            (0.55)             30.43
         11.67          16.73             1,607           2.05             4.60            (0.18)              6.40
---------------------------------------------------------------------------------------------------------------------
          9.72          (2.80)              718           1.95             8.42            (1.62)              7.31
---------------------------------------------------------------------------------------------------------------------
          9.71          (2.90)              351           2.60             9.07            (2.27)              7.31
---------------------------------------------------------------------------------------------------------------------
          9.71          (2.90)              255           2.60             9.07            (2.27)              7.31
---------------------------------------------------------------------------------------------------------------------
          9.71          (2.90)              166           2.50             8.97            (2.17)              7.31
---------------------------------------------------------------------------------------------------------------------

                                      189
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX T. ROWE PRICE
 SMALL CAP
  Class A                4/30/02   (8)       $      9.46      $     (0.08)     $      1.21    $      1.13
                         10/31/01  (8)             13.17            (0.14)           (3.56)         (3.70)
                         10/31/00  (3)             11.01            (0.07)            2.51           2.44
                         10/31/99                  10.00             0.02             0.99           1.01
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              9.29            (0.11)            1.19           1.08
                         10/31/01  (8)             13.05            (0.21)           (3.54)         (3.75)
                         10/31/00  (3)             10.97            (0.15)            2.51           2.36
                         10/31/99                  10.00            (0.02)            0.99           0.97
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              9.29            (0.11)            1.19           1.08
                         10/31/01  (8)             13.05            (0.24)           (3.51)         (3.75)
                         10/31/00  (2)(3)          10.97            (0.15)            2.51           2.36
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              9.31            (0.11)            1.21           1.10
                         10/31/01  (8)             13.07            (0.20)           (3.55)         (3.75)
                         10/31/00  (3)             10.98            (0.14)            2.51           2.37
                         10/31/99  (2)             10.00            (0.01)            0.99           0.98
----------------------------------------------------------------------------------------------------------
IDEX T. ROWE PRICE
 TAX-EFFICIENT GROWTH
  Class A                4/30/02   (8)              9.54              -               0.18           0.18
                         10/31/01  (8)             10.64             0.05            (1.13)         (1.08)
                         10/31/00                  10.20             0.08             0.44           0.52
                         10/31/99                  10.00             0.06             0.18           0.24
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              9.49            (0.04)            0.18           0.14
                         10/31/01  (8)             10.63            (0.02)           (1.12)         (1.14)
                         10/31/00                  10.19             0.02             0.44           0.46
                         10/31/99                  10.00             0.01             0.18           0.19
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              9.49            (0.04)            0.18           0.14
                         10/31/01  (8)             10.63            (0.02)           (1.12)         (1.14)
                         10/31/00  (2)             10.19             0.02             0.44           0.46
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              9.49            (0.03)            0.18           0.15
                         10/31/01  (8)             10.63            (0.01)           (1.13)         (1.14)
                         10/31/00                  10.19             0.03             0.44           0.47
                         10/31/99  (2)             10.00             0.02             0.18           0.20
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 CONSERVATIVE HIGH-
 YIELD BOND
  Class A                4/30/02   (8)              9.26             0.30            (0.47)         (0.17)
                         10/31/01  (8)              9.24             0.72             0.01           0.73
                         10/31/00  (3)              9.67             0.69            (0.37)          0.32
                         10/31/99                  10.43             0.65            (0.54)          0.11
                         10/31/98                  10.96             0.69            (0.30)          0.39
                         10/31/97                  10.61             0.76             0.44           1.20
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              9.26             0.27            (0.47)         (0.20)
                         10/31/01  (8)              9.24             0.57             0.10           0.67
                         10/31/00  (3)              9.67             0.63            (0.37)          0.26
                         10/31/99                  10.42             0.59            (0.54)          0.05
                         10/31/98                  10.96             0.61            (0.30)          0.31
                         10/31/97                  10.61             0.69             0.44           1.13
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              9.26             0.27            (0.47)         (0.20)
                         10/31/01  (8)              9.24             0.52             0.15           0.67
                                   (2)
                         10/31/00  (3)              9.67             0.63            (0.37)          0.26
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              9.26             0.28            (0.48)         (0.20)
                         10/31/01  (8)              9.24             0.63             0.05           0.68
                         10/31/00  (3)              9.67             0.64            (0.37)          0.27
                         10/31/99  (2)             10.42             0.60            (0.54)          0.06
                         10/31/98                  10.96             0.62            (0.30)          0.32
                         10/31/97                  10.61             0.70             0.44           1.14

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX T. ROWE PRICE
 SMALL CAP
  Class A               $       -       $       -       $       -
                                -             (0.01)          (0.01)
                                -             (0.28)          (0.28)
                                -               -               -
----------------------
  Class B                       -               -               -
                                -             (0.01)          (0.01)
                                -             (0.28)          (0.28)
                                -               -               -
----------------------
  Class C                       -               -               -
                                -             (0.01)          (0.01)
                                -             (0.28)          (0.28)
----------------------
  Class M                       -               -               -
                                -             (0.01)          (0.01)
                                -             (0.28)          (0.28)
                                -               -               -
----------------------
IDEX T. ROWE PRICE
 TAX-EFFICIENT GROWTH
  Class A                       -               -               -
                              (0.02)            -             (0.02)
                              (0.08)            -             (0.08)
                              (0.04)            -             (0.04)
----------------------
  Class B                       -               -               -
                                -               -               -
                              (0.02)            -             (0.02)
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                              (0.02)            -             (0.02)
----------------------
  Class M                       -               -               -
                                -               -               -
                              (0.03)            -             (0.03)
                              (0.01)            -             (0.01)
----------------------
IDEX TRANSAMERICA
 CONSERVATIVE HIGH-
 YIELD BOND
  Class A                     (0.31)            -             (0.31)
                              (0.71)            -             (0.71)
                              (0.69)          (0.06)          (0.75)
                              (0.67)          (0.20)          (0.87)
                              (0.70)          (0.22)          (0.92)
                              (0.75)          (0.10)          (0.85)
----------------------
  Class B                     (0.28)            -             (0.28)
                              (0.65)            -             (0.65)
                              (0.63)          (0.06)          (0.69)
                              (0.60)          (0.20)          (0.80)
                              (0.63)          (0.22)          (0.85)
                              (0.68)          (0.10)          (0.78)
----------------------
  Class C                     (0.28)            -             (0.28)
                              (0.65)            -             (0.65)

                              (0.63)          (0.06)          (0.69)
----------------------
  Class M                     (0.28)            -             (0.28)
                              (0.66)            -             (0.66)
                              (0.64)          (0.06)          (0.70)
                              (0.61)          (0.20)          (0.81)
                              (0.64)          (0.22)          (0.86)
                              (0.69)          (0.10)          (0.79)
----------------------

See notes to the Financial Highlights on page 194.

The notes to the financial statements are an integral part of these statements.

                                      190
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                       RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO         NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)      INCOME (LOSS)        PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                         TO AVERAGE         TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS        NET ASSETS (5)       RATE (6)
$        10.59          11.97%   $        9,493           1.72%            2.57%           (1.57)%            20.09%
          9.46         (28.11)            7,067           1.55             2.56            (1.30)             48.58
         13.17          22.31             8,262           1.55             2.83            (1.14)             52.97
         11.01          10.13             1,272           1.55             7.93            (1.15)             42.52
---------------------------------------------------------------------------------------------------------------------
         10.37          11.65            12,877           2.37             3.22            (2.22)             20.09
          9.29         (28.73)            9,496           2.20             3.21            (1.95)             48.58
         13.05          21.63             8,119           2.20             3.48            (1.79)             52.97
         10.97           9.70             1,135           2.20             8.58            (1.80)             42.52
---------------------------------------------------------------------------------------------------------------------
         10.37          11.65             2,627           2.37             3.22            (2.22)             20.09
          9.29         (28.73)            1,943           2.20             3.21            (1.95)             48.58
         13.05          21.63             1,626           2.20             3.48            (1.79)             52.97
---------------------------------------------------------------------------------------------------------------------
         10.41          11.77             2,227           2.27             3.12            (2.12)             20.09
          9.31         (28.64)            2,161           2.10             3.11            (1.85)             48.58
         13.07          21.73             2,489           2.10             3.38            (1.69)             52.97
         10.98           9.77               685           2.10             8.48            (1.70)             42.52
---------------------------------------------------------------------------------------------------------------------
          9.72           1.89            10,074           1.68             1.97            (0.08)             65.37
          9.54         (10.14)            8,552           1.55             2.07             0.47              30.02
         10.64           5.14             5,452           1.55             2.68             0.66              58.32
         10.20           2.40             1,840           1.55             7.57             1.09              20.48
---------------------------------------------------------------------------------------------------------------------
          9.63           1.56            17,713           2.33             2.62            (0.73)             65.37
          9.49         (10.75)           15,500           2.20             2.72            (0.18)             30.02
         10.63           4.49             7,597           2.20             3.33             0.01              58.32
         10.19           1.96             2,134           2.20             8.22             0.44              20.48
---------------------------------------------------------------------------------------------------------------------
          9.63           1.56             3,698           2.33             2.62            (0.73)             65.37
          9.49         (10.75)            3,419           2.20             2.72            (0.18)             30.02
         10.63           4.49             1,935           2.20             3.33             0.01              58.32
---------------------------------------------------------------------------------------------------------------------
          9.64           1.57             2,937           2.23             2.52            (0.63)             65.37
          9.49         (10.66)            2,888           2.10             2.62            (0.08)             30.02
         10.63           4.59             1,916           2.10             3.23             0.11              58.32
         10.19           2.03             1,058           2.10             8.12             0.54              20.48
---------------------------------------------------------------------------------------------------------------------
          8.78          (1.94)           52,412           1.37             1.37             6.78              34.49
          9.26           8.12            50,755           1.41             1.41             7.35              16.01
          9.24           3.37            49,259           1.36             1.36             7.34              11.37
          9.67           1.09            59,082           1.38             1.38             6.41              26.95
         10.43           3.54            63,494           1.24             1.24             6.38              53.09
         10.96          11.86            65,612           1.27             1.27             7.14              62.28
---------------------------------------------------------------------------------------------------------------------
          8.78          (2.21)           34,139           2.02             2.02             6.13              34.49
          9.26           7.45            35,471           2.06             2.06             6.70              16.01
          9.24           2.74            13,808           2.01             2.01             6.69              11.37
          9.67           0.38            12,930           2.03             2.03             5.76              26.95
         10.42           2.87             5,041           1.89             1.89             5.73              53.09
         10.96          11.10             1,761           1.92             1.92             6.49              62.28
---------------------------------------------------------------------------------------------------------------------
          8.78          (2.21)            8,930           2.02             2.02             6.13              34.49
          9.26           7.45             8,267           2.06             2.06             6.70              16.01
          9.24           2.74             1,025           2.01             2.01             6.69              11.37
---------------------------------------------------------------------------------------------------------------------
          8.78          (2.17)            7,934           1.92             1.92             6.23              34.49
          9.26           7.56             8,005           1.96             1.96             6.80              16.01
          9.24           2.84             4,319           1.91             1.91             6.79              11.37
          9.67           0.54             5,515           1.93             1.93             5.86              26.95
         10.42           2.97             4,073           1.79             1.79             5.83              53.09
         10.96          11.22             3,480           1.82             1.82             6.59              62.28
---------------------------------------------------------------------------------------------------------------------

                                      191
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX TRANSAMERICA
 CONVERTIBLE
 SECURITIES
  Class A                4/30/02   (8)       $     10.00      $      0.03      $      0.32    $      0.35
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             10.00             0.02             0.32           0.34
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             10.00             0.03             0.31           0.34
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             10.00             0.04             0.31           0.35
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 EQUITY
  Class A                4/30/02   (8)              6.38            (0.04)            0.16           0.12
                         10/31/01  (8)             10.16            (0.10)           (3.68)         (3.78)
                         10/31/00                  10.00            (0.02)            0.18           0.16
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              6.29            (0.07)            0.17           0.10
                         10/31/01  (8)             10.12            (0.16)           (3.67)         (3.83)
                         10/31/00                  10.00            (0.06)            0.18           0.12
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              6.29            (0.07)            0.17           0.10
                         10/31/01  (8)             10.12            (0.16)           (3.67)         (3.83)
                         10/31/00                  10.00            (0.06)            0.18           0.12
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              6.31            (0.07)            0.17           0.10
                         10/31/01  (8)             10.12            (0.14)           (3.67)         (3.81)
                         10/31/00                  10.00            (0.06)            0.18           0.12
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 GROWTH OPPORTUNITIES
  Class A                4/30/02   (8)              4.81            (0.03)            1.09           1.06
                         10/31/01  (8)              8.70            (0.07)           (3.82)         (3.89)
                         10/31/00                  10.00            (0.02)           (1.28)         (1.30)
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              4.73            (0.05)            1.08           1.03
                         10/31/01  (8)              8.66            (0.10)           (3.83)         (3.93)
                         10/31/00                  10.00            (0.06)           (1.28)         (1.34)
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              4.74            (0.05)            1.07           1.02
                         10/31/01  (8)              8.66            (0.11)           (3.81)         (3.92)
                         10/31/00                  10.00            (0.06)           (1.28)         (1.34)
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              4.75            (0.05)            1.08           1.03
                         10/31/01  (8)              8.67            (0.10)           (3.82)         (3.92)
                         10/31/00                  10.00            (0.05)           (1.28)         (1.33)
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 MONEY MARKET
  Class A                4/30/02   (8)              1.00              -                -              -
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)              1.00              -                -              -
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)              1.00              -                -              -
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)              1.00              -                -              -
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX TRANSAMERICA
 CONVERTIBLE
 SECURITIES
  Class A               $       -       $       -       $       -
----------------------
  Class B                       -               -               -
----------------------
  Class C                       -               -               -
----------------------
  Class M                       -               -               -
----------------------
IDEX TRANSAMERICA
 EQUITY
  Class A                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
                                -               -               -
----------------------
IDEX TRANSAMERICA
 GROWTH OPPORTUNITIES
  Class A                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class B                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class C                       -               -               -
                                -               -               -
                                -               -               -
----------------------
  Class M                       -               -               -
                                -               -               -
                                -               -               -
----------------------
IDEX TRANSAMERICA
 MONEY MARKET
  Class A                       -               -               -
----------------------
  Class B                       -               -               -
----------------------
  Class C                       -               -               -
----------------------
  Class M                       -               -               -
----------------------

See notes to the Financial Highlights on page 194.


The notes to the financial statements are an integral part of these statements.

                                      192
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                       RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,         RATIO OF EXPENSES TO         NET INVESTMENT
    VALUE,                           END OF         AVERAGE NET ASSETS (1)(5)      INCOME (LOSS)        PORTFOLIO
     END            TOTAL            PERIOD        EXCLUDING                         TO AVERAGE         TURNOVER
  OF PERIOD       RETURN (4)        (000'S)         CREDITS           GROSS        NET ASSETS (5)       RATE (6)
$        10.35           3.50%   $        1,579           1.75%            6.41%            1.68%            180.54%
---------------------------------------------------------------------------------------------------------------------
         10.34           3.40               397           2.40             7.06             1.03             180.54
---------------------------------------------------------------------------------------------------------------------
         10.34           3.40               167           2.40             7.06             1.03             180.54
---------------------------------------------------------------------------------------------------------------------
         10.35           3.50               129           2.30             6.96             1.13             180.54
---------------------------------------------------------------------------------------------------------------------
          6.50           1.86             5,792           1.72             2.99            (1.33)             11.38
          6.38         (37.20)            2,750           1.55             2.75            (1.15)             41.51
         10.16           1.60             3,053           1.55             6.10            (1.18)             12.86
---------------------------------------------------------------------------------------------------------------------
          6.39           1.51             3,447           2.37             3.64            (1.98)             11.38
          6.29         (37.78)            3,070           2.20             3.40            (1.80)             41.51
         10.12           1.17             2,840           2.20             6.75            (1.83)             12.86
---------------------------------------------------------------------------------------------------------------------
          6.39           1.51             1,288           2.37             3.64            (1.98)             11.38
          6.29         (37.78)            1,318           2.20             3.40            (1.80)             41.51
         10.12           1.17             1,118           2.20             6.75            (1.83)             12.86
---------------------------------------------------------------------------------------------------------------------
          6.41           1.62               984           2.27             3.54            (1.88)             11.38
          6.31         (37.69)              794           2.10             3.30            (1.70)             41.51
         10.12           1.24               969           2.10             6.65            (1.73)             12.86
---------------------------------------------------------------------------------------------------------------------
          5.87          22.09             6,670           1.72             2.85            (1.39)             11.33
          4.81         (44.76)            3,807           1.55             2.83            (1.11)             58.64
          8.70         (12.96)            3,726           1.55             4.54            (1.23)             18.58
---------------------------------------------------------------------------------------------------------------------
          5.76          21.69             6,993           2.37             3.50            (2.04)             11.33
          4.73         (45.35)            4,513           2.20             3.48            (1.76)             58.64
          8.66         (13.39)            4,366           2.20             5.19            (1.88)             18.58
---------------------------------------------------------------------------------------------------------------------
          5.76          21.69             1,843           2.37             3.50            (2.04)             11.33
          4.74         (45.35)            1,530           2.20             3.48            (1.76)             58.64
          8.66         (13.39)            1,704           2.20             5.19            (1.88)             18.58
---------------------------------------------------------------------------------------------------------------------
          5.78          21.82             1,253           2.27             3.40            (1.94)             11.33
          4.75         (45.26)            1,174           2.10             3.38            (1.66)             58.64
          8.67         (13.33)            2,090           2.10             5.09            (1.78)             18.58
---------------------------------------------------------------------------------------------------------------------
          1.00           0.14            52,483           0.83             1.02             0.93               7.58
---------------------------------------------------------------------------------------------------------------------
          1.00           0.07            22,377           1.48             1.67             0.28               7.58
---------------------------------------------------------------------------------------------------------------------
          1.00           0.07             8,120           1.48             1.67             0.28               7.58
---------------------------------------------------------------------------------------------------------------------
          1.00           0.08             3,024           1.38             1.57             0.38               7.58
---------------------------------------------------------------------------------------------------------------------

                                      193
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                              NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX TRANSAMERICA
 VALUE BALANCED
  Class A                4/30/02   (8)       $     11.67      $      0.06      $      0.02    $      0.08
                         10/31/01  (8)             12.75             0.26            (0.51)         (0.25)
                         10/31/00                  11.79             0.30             1.01           1.31
                         10/31/99  (3)             13.14             0.27            (0.73)         (0.46)
                         10/31/98                  13.19             0.22             0.67           0.89
                         10/31/97                  11.19             0.19             2.02           2.21
----------------------------------------------------------------------------------------------------------
  Class B                4/30/02   (8)             11.66             0.02             0.04           0.06
                         10/31/01  (8)             12.74             0.18            (0.50)         (0.32)
                         10/31/00                  11.78             0.23             1.01           1.24
                         10/31/99  (3)             13.13             0.19            (0.73)         (0.54)
                         10/31/98                  13.18             0.14             0.67           0.81
                         10/31/97                  11.18             0.11             2.02           2.13
----------------------------------------------------------------------------------------------------------
  Class C                4/30/02   (8)             11.66             0.02             0.04           0.06
                         10/31/01  (8)             12.74             0.17            (0.49)         (0.32)
                         10/31/00  (2)             11.78             0.23             1.01           1.24
----------------------------------------------------------------------------------------------------------
  Class M                4/30/02   (8)             11.66             0.03             0.03           0.06
                         10/31/01  (8)             12.74             0.19            (0.50)         (0.31)
                         10/31/00                  11.78             0.24             1.01           1.25
                         10/31/99  (2)(3)          13.13             0.20            (0.73)         (0.53)
                         10/31/98                  13.18             0.15             0.67           0.82
                         10/31/97                  11.18             0.12             2.02           2.14
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS
                          FROM NET       FROM NET
                         INVESTMENT      REALIZED          TOTAL
                           INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX TRANSAMERICA
 VALUE BALANCED
  Class A               $     (0.06)    $     (0.35)    $     (0.41)
                              (0.26)          (0.57)          (0.83)
                              (0.35)            -             (0.35)
                              (0.24)          (0.65)          (0.89)
                              (0.21)          (0.73)          (0.94)
                              (0.17)          (0.04)          (0.21)
----------------------
  Class B                     (0.03)          (0.35)          (0.38)
                              (0.19)          (0.57)          (0.76)
                              (0.28)            -             (0.28)
                              (0.16)          (0.65)          (0.81)
                              (0.13)          (0.73)          (0.86)
                              (0.09)          (0.04)          (0.13)
----------------------
  Class C                     (0.03)          (0.35)          (0.38)
                              (0.19)          (0.57)          (0.76)
                              (0.28)            -             (0.28)
----------------------
  Class M                     (0.03)          (0.35)          (0.38)
                              (0.20)          (0.57)          (0.77)
                              (0.29)            -             (0.29)
                              (0.17)          (0.65)          (0.82)
                              (0.14)          (0.73)          (0.87)
                              (0.10)          (0.04)          (0.14)
----------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) Ratio of Expenses to Average Net Assets shows:
    Excluding Credits (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser).
    Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any). Periods of less than 1 year are annualized.

(2) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares. On November 1, 1999, the funds began offering new Class C shares for sale.

(3) Distributions From Net Realized Capital Gains include distributions in excess of current net realized capital gains for IDEX Janus Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17; and IDEX
    T. Rowe Price Small Cap Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.16; IDEX Transamerica Conservative High-Yield Bond Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.06; IDEX Federated Tax Exempt Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.11. Distributions From Net Investment Income include distributions in excess of current net investment income for IDEX American Century International Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively; IDEX Janus Growth Class T for the period ended 10/31/98 in the amount of $0.03; IDEX Jennison Equity Opportunity Classes A, B, and M, for the period ended 10/31/97 in the amount of $0.08; IDEX Salomon Investors Value Classes A, B and M for the period ended 10/31/99 in the amount of $0.12; IDEX Transamerica Value Balanced Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.

(4) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A, Class C or Class T Shares. Periods of less than one year are not annualized.

(5) Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income
    (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

(6) Periods of less than one year are not annualized.

(7) Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a non-recurring initiative to invest in dividend producing securities.

(8) Calculated based on average number of shares outstanding during the period.

The notes to the financial statements are an integral part of these statements.

                                      194
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                                                                           RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,     RATIO OF EXPENSES TO AVERAGE NET     NET INVESTMENT
    VALUE,                            END OF                ASSETS (1) (5)               INCOME (LOSS)         PORTFOLIO
     END             TOTAL            PERIOD          EXCLUDING                           TO AVERAGE           TURNOVER
  OF PERIOD        RETURN (4)        (000'S)           CREDITS            GROSS         NET ASSETS (5)         RATE (6)
$       11.34             0.62%   $      14,317              1.55%             1.81%              0.99%             47.46%
        11.67            (2.13)          13,880              1.55              1.95               2.04              49.85
        12.75            11.43            9,850              1.55              2.02               2.50              28.15
        11.79            (3.74)          12,377              1.66              1.85               2.12              82.20
        13.14             7.25           15,747              1.85              1.87               1.82              55.45
        13.19            19.84           12,291              1.85              2.30               1.57              71.63
----------------------------------------------------------------------------------------------------------------------------
        11.34             0.41           16,838              2.20              2.46               0.34              47.46
        11.66            (2.74)          16,180              2.20              2.60               1.39              49.85
        12.74            10.76            9,193              2.20              2.67               1.85              28.15
        11.78            (4.36)          12,171              2.31              2.50               1.47              82.20
        13.13             6.56           14,679              2.50              2.52               1.17              55.45
        13.18            19.08            9,747              2.50              2.95               0.92              71.63
----------------------------------------------------------------------------------------------------------------------------
        11.34             0.41            5,252              2.20              2.46               0.34              47.46
        11.66            (2.74)           3,619              2.20              2.60               1.39              49.85
        12.74            10.76              565              2.20              2.67               1.85              28.15
----------------------------------------------------------------------------------------------------------------------------
        11.34             0.44            4,288              2.10              2.36               0.44              47.46
        11.66            (2.65)           4,866              2.10              2.50               1.49              49.85
        12.74            10.86            2,868              2.10              2.57               1.95              28.15
        11.78            (4.26)           4,689              2.21              2.40               1.57              82.20
        13.13             6.67            7,342              2.40              2.42               1.27              55.45
        13.18            19.20            5,088              2.40              2.85               1.02              71.63
----------------------------------------------------------------------------------------------------------------------------

                                      195
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------
NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

    IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of thirty-seven series or "funds" (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX Janus Capital Appreciation, IDEX Salomon All Cap, IDEX PBHG Technology & Communications, IDEX T. Rowe Price Health Sciences, IDEX Great Companies - America(SM) and IDEX Great Companies
    - Technology(SM).

    On August 24, 2001, Transamerica Investment Management, LLC became the sub-adviser to IDEX Dean Asset Allocation and the Fund changed its name to IDEX Transamerica Value Balanced.

    On March 1, 2002, the following IDEX Funds changed their names:
        IDEX Pilgrim Baxter Mid Cap Growth changed to IDEX PBHG Mid Cap Growth IDEX Pilgrim Baxter Technology changed to IDEX PBHG Technology & Communications
        IDEX AEGON Income Plus changed to IDEX Transamerica Conservative High-Yield Bond
        IDEX NWQ Value Equity changed to IDEX Salomon Investors Value
        IDEX T. Rowe Price Dividend Growth changed to IDEX T. Rowe Price Tax-Efficient Growth
        IDEX Transamerica Small Companies changed to IDEX Transamerica Growth Opportunities

    On March 1, 2002, IDEX International Equity acquired all of the net assets of IDEX American Century International pursuant to a plan of reorganization approved by shareholders of IDEX American Century International on February 22, 2002. The acquisition was accomplished by a tax-free exchange of 447,087 shares of IDEX American Century International (valued at $3,604,813) for the 403,635 shares of IDEX International Equity outstanding on February 28, 2002. IDEX American Century International's net assets at that date ($3,604,813), including $8,184 of unrealized appreciation were combined with those of IDEX International Equity. The aggregate net assets of IDEX International Equity and IDEX American Century International immediately before the acquisition were $8,617,475 and $3,604,813, respectively. Immediately following the merger, IDEX International Equity was renamed IDEX American Century International.

    On March 1, 2002, IDEX GE U.S. Equity acquired all of the net assets of IDEX American Century Income & Growth pursuant to a plan of reorganization approved by shareholders of IDEX American Century Income & Growth on February 22, 2002. The acquisition was accomplished by a tax-free exchange of 1,149,768 shares of IDEX American Century Income & Growth (valued at $11,599,976) for the 1,250,793 shares of IDEX GE U.S. Equity outstanding on February 28, 2002. IDEX American Century Income & Growth's net assets at that date ($11,599,976), including $144,721 of unrealized depreciation, were combined with those of IDEX GE U.S. Equity. The aggregate net assets of IDEX GE U.S. Equity and IDEX American Century Income & Growth immediately before the acquisition were $26,182,557 and $11,599,976, respectively. Immediately following the merger, IDEX GE U.S. Equity was renamed IDEX American Century Income & Growth.

    Each operating period reported in the financial statements reflects a six-month or a twelve-month period, except as follows:

FUND                                                           INCEPTION DATE
----                                                           --------------
IDEX Aggressive Asset Allocation                                   3/1/2002
IDEX American Century Income & Growth (formerly GE U.S.
  Equity)                                                          3/1/2000
IDEX American Century International (formerly IDEX
  International Equity)                                            2/1/1997
IDEX Conservative Asset Allocation                                 3/1/2002
IDEX Gabelli Global Growth                                        9/15/2000
IDEX Goldman Sachs Growth                                          3/1/1999
IDEX Great Companies - America(SM)                                7/14/2000
IDEX Great Companies - Global(2)                                  9/15/2000
IDEX Great Companies - Technology(SM)                             7/14/2000
IDEX Isabelle Small Cap Value                                      4/2/2001
IDEX Janus Growth & Income                                       12/15/2000
IDEX Moderate Asset Allocation                                     3/1/2002
IDEX Moderately Aggressive Asset Allocation                        3/1/2002
IDEX Munder Net50                                                12/15/2000
IDEX PBHG Mid Cap Growth (formerly IDEX Pilgrim Baxter Mid
  Cap Growth)                                                      3/1/1999
IDEX PBHG Technology & Communications (formerly IDEX Pilgrim
  Baxter Technology)                                               3/1/2000
IDEX PIMCO Total Return                                            3/1/2002
IDEX Salomon All Cap                                               3/1/1999
IDEX Salomon Investors Value (formerly IDEX NWQ Value
  Equity)                                                          2/1/1997
IDEX T. Rowe Price Health Sciences                                 3/1/2002
IDEX T. Rowe Price Small Cap                                       3/1/1999
IDEX T. Rowe Price Tax-Efficient Growth (formerly IDEX T.
  Rowe Price Dividend Growth)                                      3/1/1999
IDEX Transamerica Convertible Securities                           3/1/2002
IDEX Transamerica Equity                                           3/1/2000
IDEX Transamerica Money Market                                     3/1/2002
IDEX Transamerica Growth Opportunities (formerly IDEX
  Transamerica Small Company)                                      3/1/2000

                                      196
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

    MULTIPLE CLASS OPERATIONS AND EXPENSES: The Funds currently offer for sale four classes of shares (five classes for IDEX Janus Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act, with the exception of IDEX Isabelle Small Cap Value, which utilizes the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses. IDEX Janus Growth Class T, IDEX Munder Net50 and IDEX Janus Global are closed to new shareholders.

    The following policies were consistently followed by the Funds, in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

    SECURITY VALUATIONS: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less and all securities in the IDEX Transamerica Money Market Fund are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the Fund's Valuation Committee, determine in good faith.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

    FOREIGN CURRENCY DENOMINATED INVESTMENTS: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and
    3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

    FUTURES AND OPTIONS CONTRACTS: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options, the possibility of an illiquid market and inability of the counterparty to meet the contract terms. Premiums received on written options are reflected in other liabilities.

    Transactions in written call and put options were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                   IDEX PIMCO Total     IDEX T. Rowe Price      IDEX Transamerica
                                                        Return            Health Sciences        Value Balanced
                                                  -------------------   -------------------   ---------------------
                                                  Premium   Contracts   Premium   Contracts    Premium    Contracts
-------------------------------------------------------------------------------------------------------------------
 Balance at 10/31/2001                            $   --        --      $   --        --      $ 751,139     3,080
 Sales                                             4,922       250       5,602       120        335,432     2,173
 Closing Buys                                         --        --        (392)      (10)        (4,775)      (20)
 Expirations                                          --        --          --        --       (179,955)     (883)
 Exercised                                            --        --          --        --       (490,316)   (2,175)
                                                  ------       ---      ------      ----      ---------    ------
 Balance at 4/30/2002                             $4,922       250      $5,210       110      $ 411,525     2,175
-------------------------------------------------------------------------------------------------------------------

                                      197
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

    SHORT SALES: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will incur a loss as it repurchases the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

    FEDERAL TAXES: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

    DIVIDEND DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

    Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS:

    AEGON/Transamerica Fund Advisers, Inc. ("ATFA") assumed the investment adviser agreements from IDEX Management Inc. as of March 1, 2002. AFSG Securities Corp. ("AFSG") is the Funds' distributor/principal underwriter. IDEX Investor Services, Inc. ("IIS") is the Funds' transfer agent. IIS, AFSG and ATFA are 100% owned by AUSA Holding Company ("AUSA"). AUSA is wholly owned by AEGON USA, Inc., which is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

    INVESTMENT ADVISORY AND DISTRIBUTION AND SERVICE FEES: The Funds pay management fees based upon average daily net assets to ATFA, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX Janus Growth Class T, IDEX Aggressive Asset Allocation Class A, IDEX Conservative Asset Allocation Class A, IDEX Moderate Asset Allocation Class A, and IDEX Moderately Aggressive Asset Allocation Class A) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. ATFA has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. ATFA compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, LLC, Transamerica Investment Management, LLC and Great Companies, L.L.C. are affiliates of the Funds and are sub-advisers to certain Funds.

                                      198
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS (CONTINUED):

    Management fees paid to ATFA for its services and other information for the six-months or period ended April 30, 2002 are as follows:

      --------------------------------------------------------------------------------------------------------
                                                                      Annual Rates
                                          --------------------------------------------------------------------
                                                        Expense Limit    Class A   Class B   Class C   Class M
                                          Management     (excluding       12b-1     12b-1     12b-1     12b-1
                                           Fee (1)       12b-1 fees)       Fee       Fee       Fee       Fee
      --------------------------------------------------------------------------------------------------------
      IDEX Aggressive Asset Allocation      0.10%           0.45%            NA     0.65%     0.65%     0.55%
      IDEX Alger Aggressive Growth          0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX American Century Income &
       Growth                               0.90%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX American Century
       International                        1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX Conservative Asset Allocation    0.10%           0.45%            NA     0.65%     0.65%     0.55%
      IDEX Federated Tax Exempt             0.60%           1.00%         0.35%     1.00%     1.00%     0.60%
      IDEX Gabelli Global Growth            1.00%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Goldman Sachs Growth (3)         0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Great Companies - America(SM)    0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Great Companies - Global(2)      0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Great
       Companies - Technology(SM)           0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Isabelle Small Cap Value         0.90%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Balanced *                 1.00%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Capital Appreciation *     1.00%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Flexible Income **         0.90%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Global                     1.00%          -none-         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Growth *                   1.00%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Growth & Income (4)        1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX Jennison Equity Opportunity
       (3)                                  0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX LKCM Strategic Total Return      0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Moderate Asset Allocation        0.10%           0.45%            NA     0.65%     0.65%     0.55%
      IDEX Moderately Aggressive Asset
       Allocation                           0.10%           0.45%            NA     0.65%     0.65%     0.55%
      IDEX Munder Net50 (4)                 1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX PBHG Mid Cap Growth (3)          0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX PBHG Technology &
       Communications (4)                   1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX PIMCO Total Return               0.70%           1.30%         0.35%     1.00%     1.00%     0.90%
      IDEX Salomon All Cap                  0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Salomon Investors Value          0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX T. Rowe Price Health Sciences    1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX T. Rowe Price Small Cap (3)      0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX T. Rowe Price Tax-Efficient
       Growth (5)                           0.75%           1.35%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Conservative
       High-Yield Bond                      0.60%           1.25%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Convertible
       Securities                           0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Equity (3)          0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Growth
       Opportunities (3)                    0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Money Market        0.40%           0.48%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Value Balanced      0.75%           1.20%         0.35%     1.00%     1.00%     0.90%
      --------------------------------------------------------------------------------------------------------

      ----------------------------------  ----------------------------------------
                                                Underwriter Commissions (2)
                                          ----------------------------------------
                                           Received       Retained      Contingent
                                              by             by           Sales
                                          Underwriter    Underwriter     Charges
      ----------------------------------  ----------------------------------------
      IDEX Aggressive Asset Allocation    $    47,915    $    42,977    $       29
      IDEX Alger Aggressive Growth            213,392        183,493       107,201
      IDEX American Century Income &
       Growth                                  90,657         79,695        38,580
      IDEX American Century
       International                           26,032         22,884        12,243
      IDEX Conservative Asset Allocation       38,713         34,295            --
      IDEX Federated Tax Exempt                32,217         27,195        26,941
      IDEX Gabelli Global Growth              107,417         92,707        47,857
      IDEX Goldman Sachs Growth (3)            87,542         80,396        33,440
      IDEX Great Companies - America(SM)      592,946        519,053        86,231
      IDEX Great Companies - Global(2)         44,058         37,978         4,670
      IDEX Great
       Companies - Technology(SM)              87,859         75,693        15,756
      IDEX Isabelle Small Cap Value           279,654        243,969        17,319
      IDEX Janus Balanced *                   379,457        336,539       342,085
      IDEX Janus Capital Appreciation *       126,920        113,096       150,860
      IDEX Janus Flexible Income **           144,492        123,167       104,464
      IDEX Janus Global                       215,399        192,269       376,655
      IDEX Janus Growth *                   1,046,391        908,234       646,310
      IDEX Janus Growth & Income (4)           73,058         63,185        21,614
      IDEX Jennison Equity Opportunity
       (3)                                    284,257        253,409        71,648
      IDEX LKCM Strategic Total Return         85,515         74,108        27,253
      IDEX Moderate Asset Allocation           91,946         82,578            66
      IDEX Moderately Aggressive Asset
       Allocation                             106,678         96,078           708
      IDEX Munder Net50 (4)                     3,973          3,423         4,183
      IDEX PBHG Mid Cap Growth (3)             84,931         74,771        74,368
      IDEX PBHG Technology &
       Communications (4)                      54,370         48,705        41,428
      IDEX PIMCO Total Return                  24,333         21,107            73
      IDEX Salomon All Cap                    815,310        723,331       316,657
      IDEX Salomon Investors Value             70,204         60,899        43,315
      IDEX T. Rowe Price Health Sciences        3,505          3,138            --
      IDEX T. Rowe Price Small Cap (3)         53,753         43,385        21,694
      IDEX T. Rowe Price Tax-Efficient
       Growth (5)                              60,929         53,058        25,521
      IDEX Transamerica Conservative
       High-Yield Bond                        159,864        136,410        93,089
      IDEX Transamerica Convertible
       Securities                               1,627          1,324            --
      IDEX Transamerica Equity (3)             21,160         18,122         7,669
      IDEX Transamerica Growth
       Opportunities (3)                       27,159         23,770         8,248
      IDEX Transamerica Money Market           62,884         54,024         7,922
      IDEX Transamerica Value Balanced         52,911         46,028        22,961
      ----------------------------------

     * ATFA will waive advisory fees as follows: .025% of average daily net assets from $100-$500 million (net .975%); .075% from $500-$750 million (net .925%); .025% from $750 million-$1 billion (net .875%); and .025%
       over $1 billion (net .825%).
    ** ATFA will waive advisory fees as follows: .025% of average daily net assets for the first $100 million (net .875%); .025% from $100-$250 million (net .775%); and .025% over $250 million (net .675%).

                                      199
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS (CONTINUED):

    (1) Management fee represents each Fund's current breakpoint based on its net assets and fee waiver. Annual fees are computed daily and paid monthly based upon the following stated breakpoints:

         For services to IDEX Aggressive Asset Allocation, IDEX Conservative Asset Allocation, IDEX Moderate Aggressive Allocation and IDEX Moderately Aggressive Asset Allocation, ATFA receives 0.10% of the Fund's average daily net assets.

         For services to IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth, IDEX Great Companies - America(SM), IDEX Great
         Companies - Global(2), IDEX Great Companies - Technology(SM), IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX Salomon Investors Value, IDEX PBHG Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Small Cap, IDEX Transamerica Equity, and IDEX Transamerica Growth Opportunities, ATFA receives 0.80% of the first $500 million of each Fund's average daily net assets, and 0.70% of each Fund's average daily net assets over $500 million.

         For services to IDEX T. Rowe Price Tax-Efficient Growth and IDEX Transamerica Value Balanced, ATFA receives 0.75% of the first $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $500 million.

         For services to IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Global and IDEX Janus Growth, ATFA receives 1.00% of the first $750 million of each Fund's average daily net assets, 0.90% of the next $250 million of each Fund's average daily net assets, and 0.85% of each Fund's average daily net assets in excess of $1 billion.

         For services to IDEX Transamerica Conservative High-Yield Bond and IDEX Federated Tax Exempt, ATFA receives 0.60% of each Fund's average daily net assets.

         For services to IDEX American Century Income & Growth, ATFA receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.85% of the next $150 million of the Fund's average daily net assets, and 0.80% of the Fund's average daily net assets over $250 million.

         For services to IDEX American Century International, ATFA receives 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $100 million of the Fund's average daily net assets, 0.90% of the next $350 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Gabelli Global Growth, ATFA receives 1.00% of the first $500 million of the Fund's average daily net assets, 0.90% of average daily net assets from $500 million to $1 billion, and 0.80% of the Fund's average daily net assets over $1 billion.

         For services to IDEX Isabelle Small Cap Value, ATFA receives 0.90% of the first $200 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $200 million.

         For services to IDEX Janus Flexible Income, ATFA receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.80% of the next $150 million of the Fund's average daily net assets, and 0.70% of the Fund's average daily net assets over $250 million.

         For services to IDEX Janus Growth & Income, ATFA receives 1.00% of the first $100 million of the Fund's average daily net assets, 0.95% of the next $400 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Munder Net50, ATFA receives 1.00% of the first $1 billion of the Fund's average daily net assets, and 0.95% of the Fund's average daily net assets over $1 billion.

         For services to IDEX PBHG Technology & Communications, ATFA receives 1.00% of the first $500 million of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets over $500 million.

    (2) Underwriter Commissions relate to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B, Class M and certain Class A share redemptions.

    (3) 1.20% through 11/30/01; 1.40% through 4/30/02.

    (4) 1.40% through 11/30/01; 1.60% through 4/30/02.

    (5) 1.20% through 11/30/01; 1.40% through 2/28/02; 1.35% through 4/30/02.

    TRANSFER AGENCY FEES AND EXPENSES: Each Fund incurs IIS annual per-account charges of $15.39 for each open shareholder account, $2.73 for each new account opened, $1.63 for each closed account maintained, and certain out-of-pocket expenses.

    CUSTODY EARNINGS CREDITS: State Street Bank and Trust Company ("State Street") is custodian for the Funds. Custody earnings credits represent reductions in State Street's fees in lieu of interest income earned on incidental uninvested cash balances.

    LINE OF CREDIT: The Funds, except IDEX Great Companies - America(SM), IDEX Great Companies - Technology(SM), IDEX Great Companies - Global(2) and IDEX Gabelli Global Growth, maintain a $45 million unsecured committed redemption liquidity line of credit with State Street. No borrowings have taken place during the period nor are any amounts outstanding at April 30, 2002. For the fiscal period ended April 30, 2002, commitment fees for the line of credit were $23,000.

                                      200
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS (CONTINUED):

    BROKERAGE COMMISSIONS: Brokerage commissions incurred on security transactions placed with an affiliate of its sub-adviser for the six-months or period ended April 30, 2002 are as follows:

    IDEX Alger Aggressive Growth, $334,829; IDEX American Century Income & Growth, $363; IDEX American Century International, $231; IDEX Gabelli Global Growth, $20,225; IDEX Goldman Sachs Growth, $177; IDEX Salomon All Cap, $11,501; and IDEX Salomon Investors Value, $2,036.

    DEFERRED COMPENSATION PLAN: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At April 30, 2002, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:

IDEX Aggressive Asset Allocation                $    -
IDEX Alger Aggressive Growth                      11,858
IDEX American Century Income & Growth                173
IDEX American Century International                  -
IDEX Conservative Asset Allocation                   -
IDEX Federated Tax Exempt                          3,007
IDEX Gabelli Global Growth                           327
IDEX Goldman Sachs Growth                            372
IDEX Great Companies - America(SM)                   521
IDEX Great Companies - Global(2)                      59
IDEX Great Companies - Technology(SM)                129
IDEX Isabelle Small Cap Value                         47
IDEX Janus Balanced                               11,951
IDEX Janus Capital Appreciation                   10,204
IDEX Janus Flexible Income                         2,962
IDEX Janus Global                                 66,184
IDEX Janus Growth                                234,584
IDEX Janus Growth & Income                            71
IDEX Jennison Equity Opportunity                   1,104
IDEX LKCM Strategic Total Return                $  4,862
IDEX Moderate Asset Allocation                       -
IDEX Moderately Aggressive Asset Allocation          -
IDEX Munder Net50                                  1,245
IDEX PBHG Mid Cap Growth                           1,683
IDEX PBHG Technology & Communications                904
IDEX PIMCO Total Return                              -
IDEX Salomon All Cap                                 -
IDEX Salomon Investors Value                       1,903
IDEX T. Rowe Price Health Sciences                    37
IDEX T. Rowe Price Small Cap                         320
IDEX T. Rowe Price Tax-Efficient Growth              335
IDEX Transamerica Conservative High-Yield
  Bond                                             9,033
IDEX Transamerica Convertible Securities             -
IDEX Transamerica Equity                              92
IDEX Transamerica Growth Opportunities               128
IDEX Transamerica Money Market                       -
IDEX Transamerica Value Balanced                   3,378
                                                --------
    Total IDEX                                  $344,122
                                                ========

NOTE 3.  INVESTMENT TRANSACTIONS:

    The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the year ended April 30, 2002 were as follows:

                                                Non-U.S.              Non-U.S.                U.S.                  U.S.
                                          Government Purchases    Government Sales    Government Purchases    Government Sales
                                          --------------------    ----------------    --------------------    ----------------
IDEX Aggressive Asset Allocation              $  6,229,706          $        -            $       -             $        -
IDEX Alger Aggressive Growth                   189,228,696           186,698,523                  -                      -
IDEX American Century Income & Growth           46,892,010            29,346,340            1,008,626                427,085
IDEX American Century International             20,706,393            16,389,891                  -                      -
IDEX Conservative Asset Allocation               3,604,533                   -                    -                      -
IDEX Federated Tax Exempt                        8,657,480             7,905,241                  -                      -
IDEX Gabelli Global Growth                      45,617,289            50,422,788                  -                  989,446
IDEX Goldman Sachs Growth                        8,774,860             1,753,474              261,046                    -
IDEX Great Companies - America(SM)              68,919,414            17,776,710                  -                      -
IDEX Great Companies - Global(2)                 8,377,530             6,742,738                  -                      -
IDEX Great Companies - Technology(SM)           11,800,242             6,795,235                  -                      -
IDEX Isabelle Small Cap Value                   34,412,467             3,922,368                  -                      -
IDEX Janus Balanced                            119,998,402           105,682,333           91,217,791             86,957,433
IDEX Janus Capital Appreciation                 62,897,827            92,208,052                  -                      -
IDEX Janus Flexible Income                      69,817,094            60,447,516           86,115,320             87,571,556
IDEX Janus Global                              263,426,625           321,301,560            1,856,669                    -
IDEX Janus Growth                              628,490,567           779,433,217           18,441,569                    -
IDEX Janus Growth & Income                      14,018,219             3,385,729              250,469                260,006

                                      201
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 3.  INVESTMENT TRANSACTIONS (CONTINUED):


                                                Non-U.S.              Non-U.S.                U.S.                  U.S.
                                          Government Purchases    Government Sales    Government Purchases    Government Sales
                                          --------------------    ----------------    --------------------    ----------------
IDEX Jennison Equity Opportunity              $ 56,274,115          $ 29,562,939          $       -             $        -
IDEX LKCM Strategic Total Return                 4,678,298             3,056,524                  -                  711,184
IDEX Moderate Asset Allocation                  10,528,016                   -                    -                      -
IDEX Moderately Aggressive Asset
  Allocation                                    11,266,498                   -                    -                      -
IDEX Munder Net50                                  689,720               376,409                  -                      -
IDEX PBHG Mid Cap Growth                        66,976,906            67,853,679                  -                      -
IDEX PBHG Technology & Communications           40,232,557            37,909,238                  -                      -
IDEX PIMCO Total Return                          3,388,080               225,741            5,832,338              2,030,125
IDEX Salomon All Cap                           185,792,994           200,993,393                  -                      -
IDEX Salomon Investors Value                    40,380,429            36,525,208                  -                      -
IDEX T. Rowe Price Health Sciences               1,582,678                78,156                  -                      -
IDEX T. Rowe Price Small Cap                     9,023,014             4,934,293                  -                      -
IDEX T. Rowe Price Tax-Efficient Growth         25,993,401            21,944,351              698,891                 19,325
IDEX Transamerica Conservative
  High-Yield Bond                               25,799,385            28,180,249            4,824,687              2,891,250
IDEX Transamerica Convertible Securities         4,128,286             2,437,238                  -                      -
IDEX Transamerica Equity                         3,737,543             1,052,925                  -                      -
IDEX Transamerica Growth Opportunities           2,195,809             1,338,952                  -                      -
IDEX Transamerica Money Market                         -                     -                    -                      -
IDEX Transamerica Value Balanced                12,873,439            10,596,925           11,725,586              4,466,563

                                      202
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4.  SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS):

                                   IDEX AGGRESSIVE ASSET ALLOCATION
                             PERIOD ENDED 4/30/02
                             --------------------
                              SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                          149    $   1,511
Class B                          272        2,779
Class C                          113        1,147
Class M                          126        1,286

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                          -      $     -
Class B                          -            -
Class C                          -            -
Class M                          -            -

COST OF SHARES REPURCHASED
Class A                          -      $     -
Class B                          -             (4)
Class C                            1          (13)
Class M                          -             (2)

                                       IDEX ALGER AGGRESSIVE GROWTH
                             SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                             ------------------------     -------------------
                               SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                          8,274      $ 177,719     24,945    $ 600,592
Class B                            255          5,175        855       20,564
Class C                             91          1,863        233        5,755
Class M                             45            927        191        4,712

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                            -        $     -          105    $   2,998
Class B                            -              -           85        2,361
Class C                            -              -           12          337
Class M                            -              -           24          662

COST OF SHARES REPURCHASED
Class A                         (8,947)     $(192,070)   (25,008)   $(605,508)
Class B                           (401)        (8,161)      (957)     (21,691)
Class C                            (93)        (1,918)      (235)      (5,306)
Class M                           (138)        (2,833)      (348)      (8,174)

                                                  IDEX AMERICAN CENTURY INCOME & GROWTH
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           252      $   2,172        280    $   2,938
Class B                                            93            753        403        4,157
Class C                                            65            521         64          660
Class M                                             6             48         65          690

PROCEEDS IN CONNECTION WITH THE
 ACQUISITION (SEE NOTE 1 ON PAGE 196)
Class A                                           363      $   3,678        -      $     -
Class B                                           581          5,853        -            -
Class C                                           111          1,115        -            -
Class M                                            95            954        -            -

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                           (91)     $    (849)       (28)   $    (289)
Class B                                          (194)        (1,795)       (19)        (191)
Class C                                          (132)        (1,210)        (5)         (49)
Class M                                           (45)          (425)       -             (5)

                                                   IDEX AMERICAN CENTURY INTERNATIONAL
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           441      $   3,868        197    $   1,809
Class B                                           531          4,455        137        1,302
Class C                                           204          1,810         37          359
Class M                                            76            643         30          297

PROCEEDS IN CONNECTION WITH THE
 ACQUISITION (SEE NOTE 1 ON PAGE 196)
Class A                                           117      $     951        -      $     -
Class B                                           205          1,646        -            -
Class C                                            80            646        -            -
Class M                                            45            362        -            -

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                           (86)     $    (736)       (72)   $    (656)
Class B                                           (94)          (779)        (9)         (77)
Class C                                           (64)          (526)       -             (3)
Class M                                           (21)          (173)        (2)         (17)

                                      203
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                  IDEX CONSERVATIVE ASSET ALLOCATION
                             PERIOD ENDED 4/30/02
                             --------------------
                              SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                          151    $   1,516
Class B                          161        1,624
Class C                           58          591
Class M                           54          542

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                          -      $     -
Class B                          -            -
Class C                          -            -
Class M                          -            -

COST OF SHARES REPURCHASED
Class A                          (10)   $     (99)
Class B                           (2)         (23)
Class C                          -             (3)
Class M                          -            -

                                         IDEX FEDERATED TAX EXEMPT
                             SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                             ------------------------     -------------------
                               SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                            564      $   6,433      1,756    $  19,873
Class B                            142          1,591        501        5,641
Class C                            149          1,684        384        4,287
Class M                             16            179         77          863

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                             24      $     265         44    $     497
Class B                              6             64          7           73
Class C                              3             33          5           54
Class M                              3             32          6           64

COST OF SHARES REPURCHASED
Class A                           (909)     $ (10,290)    (1,333)   $ (15,061)
Class B                            (89)          (998)      (118)      (1,323)
Class C                            (45)          (503)      (264)      (2,942)
Class M                            (36)          (403)       (57)        (629)

                                                       IDEX GABELLI GLOBAL GROWTH
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         1,315      $   9,560      2,558    $  22,980
Class B                                           592          4,285      2,989       26,980
Class C                                           267          1,955        892        8,168
Class M                                            72            530        546        5,036

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -            4    $      42
Class B                                           -              -            3           30
Class C                                           -              -            2           23
Class M                                           -              -            1           10

COST OF SHARES REPURCHASED
Class A                                        (1,043)     $  (7,588)      (632)   $  (5,183)
Class B                                          (351)        (2,544)      (590)      (4,731)
Class C                                          (301)        (2,174)      (326)      (2,530)
Class M                                          (114)          (829)      (185)      (1,555)

                                                        IDEX GOLDMAN SACHS GROWTH
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           472      $   4,496        493    $   5,256
Class B                                           617          5,822      1,259       13,020
Class C                                           115          1,078        196        2,118
Class M                                           207          1,967        225        2,380

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -            6    $      76
Class B                                           -              -            8           97
Class C                                           -              -            6           72
Class M                                           -              -            3           34

COST OF SHARES REPURCHASED
Class A                                          (177)     $  (1,705)      (215)   $  (2,177)
Class B                                          (204)        (1,916)      (214)      (2,159)
Class C                                          (134)        (1,253)      (196)      (1,929)
Class M                                           (81)          (752)      (110)      (1,108)

                                      204
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                   IDEX GREAT COMPANIES - AMERICA(SM)
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         2,620      $  24,655      3,760    $  36,777
Class B                                         3,063         28,489      4,585       44,226
Class C                                         1,090         10,170      1,264       12,243
Class M                                           538          5,042        828        8,115

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                          (569)     $  (5,356)      (745)   $  (6,956)
Class B                                          (430)        (3,987)      (734)      (6,616)
Class C                                          (203)        (1,876)      (189)      (1,745)
Class M                                          (150)        (1,417)      (172)      (1,552)

                                                    IDEX GREAT COMPANIES - GLOBAL(2)
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           685      $   4,787        800    $   6,330
Class B                                           210          1,492        512        4,099
Class C                                            68            481        148        1,258
Class M                                            60            428         62          517

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -            1    $       8
Class B                                           -              -          -              3
Class C                                           -              -          -              1
Class M                                           -              -          -              3

COST OF SHARES REPURCHASED
Class A                                          (509)     $  (3,605)      (227)   $  (1,589)
Class B                                           (33)          (231)       (55)        (425)
Class C                                           (35)          (253)       (15)        (125)
Class M                                           (28)          (197)       (24)        (198)

                                                  IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           896      $   3,838      1,688    $   9,186
Class B                                           634          2,505      1,902       10,267
Class C                                           188            780        423        2,244
Class M                                           153            638        510        2,594

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                          (375)     $  (1,514)      (527)   $  (2,342)
Class B                                          (202)          (813)      (659)      (2,905)
Class C                                           (92)          (384)      (135)        (588)
Class M                                           (59)          (242)      (179)        (782)

                                                      IDEX ISABELLE SMALL CAP VALUE
                                            SIX MONTHS ENDED 4/30/02    PERIOD ENDED 10/31/01
                                            ------------------------    ---------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         1,351      $  16,159        691    $   7,572
Class B                                         1,484         17,397        819        8,751
Class C                                           769          8,770        372        3,942
Class M                                           287          3,405        150        1,660

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                           (75)     $    (866)       (46)   $    (560)
Class B                                           (80)          (881)       (65)        (661)
Class C                                           (34)          (378)       (20)        (197)
Class M                                           (14)          (157)        (5)        (108)

                                      205
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                           IDEX JANUS BALANCED
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           717      $  12,638      2,067    $  38,046
Class B                                         1,706         29,958      4,934       91,142
Class C                                           415          7,300      1,281       23,732
Class M                                           294          5,157      1,283       23,910

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                            51      $     904        227    $   4,190
Class B                                            62          1,099        328        6,117
Class C                                            11            203         62        1,167
Class M                                            16            302         97        1,802

COST OF SHARES REPURCHASED
Class A                                        (1,018)     $ (17,930)    (1,751)   $ (31,988)
Class B                                        (1,339)       (23,584)    (2,806)     (50,784)
Class C                                          (439)        (7,737)      (754)     (13,763)
Class M                                          (513)        (9,035)    (1,000)     (18,075)

                                                     IDEX JANUS CAPITAL APPRECIATION
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           513      $   7,055      1,639    $  34,934
Class B                                           323          4,274      1,603       34,512
Class C                                           106          1,438        451        9,906
Class M                                            84          1,138        438       10,010

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                          (866)     $ (11,895)    (2,513)   $ (51,583)
Class B                                          (812)       (10,730)    (1,902)     (35,267)
Class C                                          (247)        (3,289)      (671)     (13,260)
Class M                                          (300)        (4,021)      (659)     (13,286)

                                                       IDEX JANUS FLEXIBLE INCOME
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         1,604      $  15,465      3,145    $  30,189
Class B                                         1,349         13,010      3,387       32,631
Class C                                           470          4,517        634        6,096
Class M                                           234          2,256        945        9,088

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                            59      $     564         93    $     885
Class B                                            72            700         82          784
Class C                                            17            167         39          374
Class M                                            29            280         41          392

COST OF SHARES REPURCHASED
Class A                                        (1,267)     $ (12,309)    (2,061)   $ (19,801)
Class B                                          (866)        (8,341)      (934)      (8,984)
Class C                                          (558)        (5,404)      (429)      (4,149)
Class M                                          (284)        (2,727)      (182)      (1,749)

                                                            IDEX JANUS GLOBAL
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           373      $   9,348      1,182    $  37,641
Class B                                           245          5,850        720       21,613
Class C                                            56          1,358        205        6,239
Class M                                            76          1,821        287        8,652

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -        1,208    $  43,377
Class B                                           -              -        1,070       37,124
Class C                                           -              -          200        6,955
Class M                                           -              -          527       18,251

COST OF SHARES REPURCHASED
Class A                                        (1,812)     $ (45,278)    (5,213)   $(156,574)
Class B                                        (1,440)       (34,456)    (3,450)     (95,604)
Class C                                          (472)       (11,274)      (997)     (28,733)
Class M                                        (1,038)       (24,744)    (2,132)     (59,167)

                                      206
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                            IDEX JANUS GROWTH
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         2,033      $  44,767      5,213    $ 147,113
Class B                                         1,137         23,620      4,250      120,178
Class C                                           340          7,208        904       26,448
Class M                                           238          5,030      1,058       31,461
Class T                                           712         16,066      1,625       47,448

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -        3,267    $ 119,067
Class B                                           -              -        1,605       55,874
Class C                                           -              -          254        8,849
Class M                                           -              -          577       20,237
Class T                                           -              -        2,238       83,537

COST OF SHARES REPURCHASED
Class A                                        (4,472)     $ (97,362)    (8,680)   $(232,442)
Class B                                        (2,093)       (43,114)    (5,224)    (133,091)
Class C                                          (541)       (11,220)    (1,109)     (29,103)
Class M                                        (1,103)       (22,932)    (2,366)     (61,347)
Class T                                        (1,818)       (40,737)    (4,353)    (119,898)

                                                       IDEX JANUS GROWTH & INCOME
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           479      $   4,218        536    $   5,070
Class B                                           869          7,554      1,555       14,586
Class C                                           232          2,034        352        3,517
Class M                                           102            890        263        2,386
Class T

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -
Class T

COST OF SHARES REPURCHASED
Class A                                           (79)     $    (695)       (76)   $    (680)
Class B                                          (122)        (1,066)      (137)      (1,201)
Class C                                           (39)          (343)       (57)        (535)
Class M                                           (36)          (319)       (61)        (529)
Class T

                                                    IDEX JENNISON EQUITY OPPORTUNITY
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         1,335      $  11,740      2,101    $  18,042
Class B                                         2,018         17,238      4,155       34,883
Class C                                           626          5,350      1,039        8,693
Class M                                           599          5,113        758        6,298

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -           54    $     420
Class B                                           -              -           45          337
Class C                                           -              -            4           29
Class M                                           -              -           11           84

COST OF SHARES REPURCHASED
Class A                                          (457)     $  (4,015)      (363)   $  (3,041)
Class B                                          (392)        (3,321)      (442)      (3,520)
Class C                                          (176)        (1,492)      (142)      (1,163)
Class M                                          (100)          (848)       (96)        (781)

                                                    IDEX LKCM STRATEGIC TOTAL RETURN
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           212      $   3,394        970    $  15,658
Class B                                           145          2,314        360        5,819
Class C                                            64          1,013         88        1,433
Class M                                            24            376         46          747

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                            23      $     361         52    $     840
Class B                                             8            133         18          293
Class C                                             1             21          3           41
Class M                                             3             40          6          102

COST OF SHARES REPURCHASED
Class A                                          (266)     $  (4,240)    (1,017)   $ (16,184)
Class B                                          (131)        (2,093)      (272)      (4,374)
Class C                                           (49)          (788)       (46)        (739)
Class M                                           (62)          (978)      (106)      (1,713)

                                      207
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                        IDEX MODERATE ASSET ALLOCATION
                                 PERIOD ENDED 4/30/02
                                 --------------------
                                  SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                              248    $   2,489
Class B                              534        5,368
Class C                              189        1,909
Class M                              209        2,096

SHARES ISSUED ON REINVESTMENT
 OF DISTRIBUTIONS
Class A                              -      $     -
Class B                              -            -
Class C                              -            -
Class M                              -            -

COST OF SHARES REPURCHASED
Class A                               (1)   $      (6)
Class B                              -             (3)
Class C                              -             (5)
Class M                               (1)          (6)

                                  IDEX MODERATELY AGGRESSIVE ASSET ALLOCATION
                                 PERIOD ENDED 4/30/02
                                 --------------------
                                  SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                              270    $   2,736
Class B                              665        6,717
Class C                              171        1,721
Class M                              210        2,131

SHARES ISSUED ON REINVESTMENT
 OF DISTRIBUTIONS
Class A                              -      $     -
Class B                              -            -
Class C                              -            -
Class M                              -            -

COST OF SHARES REPURCHASED
Class A                               (3)   $     (36)
Class B                               (2)         (23)
Class C                              -             (3)
Class M                              -            -

                                                            IDEX MUNDER NET50
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                            47      $     223        144    $   1,117
Class B                                            54            261        213        1,634
Class C                                            26            127         46          283
Class M                                             4             14         20          180

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                           (15)     $     (69)       (21)   $    (117)
Class B                                           (55)          (253)       (36)        (170)
Class C                                            (5)           (22)        (1)          (6)
Class M                                            (1)            (2)       -             (1)

                                                        IDEX PBHG MID CAP GROWTH
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           646      $   6,208      1,426    $  20,399
Class B                                           420          3,983      1,939       27,363
Class C                                           208          1,968        579        7,972
Class M                                            35            337        237        3,554

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -          -      $     -
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                          (709)     $  (6,801)    (1,166)   $ (14,511)
Class B                                          (518)        (4,909)    (1,464)     (18,019)
Class C                                          (185)        (1,747)      (446)      (5,393)
Class M                                          (118)        (1,125)      (340)      (4,111)

                                      208
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                   IDEX PBHG TECHNOLOGY & COMMUNICATIONS
                             SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                             ------------------------     -------------------
                               SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                          1,477      $   2,935      3,752    $  12,333
Class B                          1,602          3,135      5,792       19,902
Class C                            864          1,822      1,412        4,835
Class M                            195            388        760        2,649

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                            -        $     -          -      $     -
Class B                            -              -          -            -
Class C                            -              -          -            -
Class M                            -              -          -            -

COST OF SHARES REPURCHASED
Class A                         (1,054)     $  (2,071)    (2,417)   $  (7,252)
Class B                         (1,118)        (2,117)    (2,464)      (7,244)
Class C                         (1,096)        (1,977)      (830)      (2,769)
Class M                           (235)          (461)      (656)      (2,079)

                                        IDEX PIMCO TOTAL RETURN
                             PERIOD ENDED 4/30/02
                             --------------------
                              SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                          425    $   4,250
Class B                          270        2,689
Class C                           81          809
Class M                           60          597

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                          -      $     -
Class B                          -            -
Class C                          -            -
Class M                          -            -

COST OF SHARES REPURCHASED
Class A                           (1)   $     (14)
Class B                           (1)         (15)
Class C                          -             (4)
Class M                          -            -

                                                          IDEX SALOMON ALL CAP
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         2,085      $  30,084      5,109    $  75,907
Class B                                         4,150         58,839     11,627      170,929
Class C                                         1,389         19,693      3,272       48,047
Class M                                           986         14,008      3,563       52,600

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $       1         59    $     847
Class B                                           -                4         93        1,325
Class C                                           -              -           31          442
Class M                                           -              -           29          416

COST OF SHARES REPURCHASED
Class A                                          (930)     $ (13,419)    (1,112)   $ (15,862)
Class B                                        (1,147)       (16,290)    (1,739)     (24,526)
Class C                                          (397)        (5,637)      (541)      (7,682)
Class M                                          (384)        (5,475)      (375)      (5,345)

                                                      IDEX SALOMON INVESTORS VALUE
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           381      $   5,044        615    $   8,301
Class B                                           397          5,072      1,163       15,361
Class C                                            98          1,276        189        2,550
Class M                                            44            563        145        1,934

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                            20      $     271        -      $       4
Class B                                            35            442        -              5
Class C                                             4             53        -            -
Class M                                             6             75        -              1

COST OF SHARES REPURCHASED
Class A                                          (206)     $  (2,720)      (298)   $  (4,021)
Class B                                          (260)        (3,316)      (348)      (4,561)
Class C                                           (22)          (286)       (89)      (1,210)
Class M                                           (73)          (932)       (68)        (891)

                                      209
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                  IDEX T. ROWE PRICE HEALTH SCIENCES
                             PERIOD ENDED 4/30/02
                             --------------------
                              SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                           75    $     754
Class B                           37          373
Class C                           26          265
Class M                           17          171

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                          -      $     -
Class B                          -            -
Class C                          -            -
Class M                          -            -

COST OF SHARES REPURCHASED
Class A                           (1)   $      (9)
Class B                           (1)          (8)
Class C                          -            -
Class M                          -            -

                                       IDEX T. ROWE PRICE SMALL CAP
                             SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                             ------------------------     -------------------
                               SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                            388      $   4,110        466    $   5,188
Class B                            364          3,770        623        6,768
Class C                             94            979        269        2,933
Class M                             37            387         80          900

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                            -        $     -            1    $       8
Class B                            -              -            1            9
Class C                            -              -          -              2
Class M                            -              -          -              3

COST OF SHARES REPURCHASED
Class A                           (238)     $  (2,503)      (347)   $  (3,829)
Class B                           (145)        (1,492)      (224)      (2,313)
Class C                            (50)          (523)      (185)      (1,959)
Class M                            (55)          (577)       (39)        (412)

                                                           IDEX T. ROWE PRICE
                                                          TAX-EFFICIENT GROWTH
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                           274      $   2,792        551    $   5,656
Class B                                           383          3,884      1,152       11,852
Class C                                            77            778        239        2,499
Class M                                            48            489        201        2,066

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           -        $     -            1    $      10
Class B                                           -              -          -            -
Class C                                           -              -          -            -
Class M                                           -              -          -            -

COST OF SHARES REPURCHASED
Class A                                          (133)     $  (1,361)      (169)   $  (1,707)
Class B                                          (178)        (1,802)      (233)      (2,305)
Class C                                           (53)          (540)       (61)        (627)
Class M                                           (47)          (485)       (77)        (785)

                                                     IDEX TRANSAMERICA CONSERVATIVE
                                                             HIGH-YIELD BOND
                                            SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                            ------------------------     -------------------
                                              SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                         1,516      $  13,633      2,895    $  27,197
Class B                                           852          7,647      3,193       30,059
Class C                                           562          5,050        920        8,634
Class M                                           207          1,857        603        5,688

SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
Class A                                           150      $   1,339        328    $   3,063
Class B                                            84            754        122        1,138
Class C                                            21            192         22          203
Class M                                            19            166         30          283

COST OF SHARES REPURCHASED
Class A                                        (1,175)     $ (10,588)    (3,074)   $ (28,711)
Class B                                          (877)        (7,850)      (979)      (9,167)
Class C                                          (459)        (4,119)      (160)      (1,494)
Class M                                          (186)        (1,668)      (236)      (2,227)

                                      210
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                               IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                             PERIOD ENDED 4/30/02
                             --------------------
                              SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                          153    $   1,554
Class B                           38          390
Class C                           16          162
Class M                           13          125

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                          -      $     -
Class B                          -            -
Class C                          -            -
Class M                          -            -

COST OF SHARES REPURCHASED
Class A                          -      $      (5)
Class B                          -            -
Class C                          -            -
Class M                          -            -

                                         IDEX TRANSAMERICA EQUITY
                             SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                             ------------------------     -------------------
                               SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                            522      $   3,627        220    $   1,917
Class B                            112            781        411        3,386
Class C                             25            171        151        1,253
Class M                             48            328         60          500

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                            -        $     -          -      $     -
Class B                            -              -          -            -
Class C                            -              -          -            -
Class M                            -              -          -            -

COST OF SHARES REPURCHASED
Class A                            (62)     $    (436)       (89)   $    (682)
Class B                            (61)          (411)      (204)      (1,542)
Class C                            (32)          (224)       (52)        (393)
Class M                            (20)          (141)       (30)        (224)

                                  IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                             SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                             ------------------------     -------------------
                               SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                            702      $   4,024        684    $   3,869
Class B                            329          1,784        706        4,063
Class C                             72            406        208        1,247
Class M                             31            176         72          450

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                            -        $     -          -      $     -
Class B                            -              -          -            -
Class C                            -              -          -            -
Class M                            -              -          -            -

COST OF SHARES REPURCHASED
Class A                           (357)     $  (2,011)      (320)   $  (1,764)
Class B                            (68)          (324)      (257)      (1,489)
Class C                            (75)          (417)       (82)        (434)
Class M                            (61)          (333)       (66)        (349)

                                    IDEX TRANSAMERICA MONEY MARKET
                             PERIOD ENDED 4/30/02
                             --------------------
                              SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                       57,798    $  57,798
Class B                       25,072       25,072
Class C                        9,828        9,829
Class M                        3,289        3,289

SHARES ISSUED ON
 REINVESTMENT OF
 DISTRIBUTIONS
Class A                            7    $       7
Class B                            2            2
Class C                            1            1
Class M                          -            -

COST OF SHARES REPURCHASED
Class A                       (5,321)   $  (5,321)
Class B                       (2,696)      (2,696)
Class C                       (1,709)      (1,709)
Class M                         (264)        (264)

                                      211
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                                      IDEX TRANSAMERICA VALUE BALANCED
                                                              SIX MONTHS ENDED 4/30/02     YEAR ENDED 10/31/01
                                                              ------------------------     -------------------
                                                                SHARES        AMOUNT       SHARES      AMOUNT
PROCEEDS FROM SHARES SOLD
Class A                                                             201      $   2,374        639    $   7,969
Class B                                                             207          2,448        911       11,382
Class C                                                             213          2,506        302        3,790
Class M                                                              27            320        264        3,293

SHARES ISSUED ON REINVESTMENT OF DISTRIBUTIONS
Class A                                                              41      $     484         56    $     686
Class B                                                              45            524         52          626
Class C                                                              11            130          5           55
Class M                                                              13            157         17          202

COST OF SHARES REPURCHASED
Class A                                                            (170)     $  (2,000)      (277)   $  (3,419)
Class B                                                            (154)        (1,816)      (297)      (3,644)
Class C                                                             (71)          (823)       (41)        (499)
Class M                                                             (79)          (929)       (89)      (1,108)

                                      212
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 5.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                                                  At April 30, 2002:
                                                     ----------------------------------------------------------------------------
                                                                             Unrealized          Unrealized        Net unrealized
                                                          Cost of          appreciation of     depreciation of      appreciation
                                                         securities          investments         investments       (depreciation)
                                                     ------------------    ---------------    -----------------    --------------
IDEX Aggressive Asset Allocation                       $    6,348,012        $     3,681        $    (191,832)      $   (188,151)
IDEX Alger Aggressive Growth                              180,624,266         14,377,397           (9,174,448)         5,202,949
IDEX American Century Income & Growth                      42,998,010          1,578,781           (3,475,003)        (1,896,222)
IDEX American Century International                        16,097,011          1,298,304             (187,362)         1,110,942
IDEX Conservative Asset Allocation                          3,669,319             10,304              (42,600)           (32,296)
IDEX Federated Tax Exempt                                  30,267,563            847,083             (131,852)           715,231
IDEX Gabelli Global Growth                                 57,400,871          4,956,687           (8,672,685)        (3,715,998)
IDEX Goldman Sachs Growth                                  42,712,192          1,942,436           (7,936,001)        (5,993,565)
IDEX Great Companies - America(SM)                        155,743,749          6,097,980          (15,804,504)        (9,706,524)
IDEX Great Companies - Global(2)                           14,165,876            644,526             (970,920)          (326,394)
IDEX Great Companies - Technology(SM)                      23,979,273            333,695           (4,230,684)        (3,896,989)
IDEX Isabelle Small Cap Value                              64,180,182          7,655,178           (1,969,034)         5,686,144
IDEX Janus Balanced                                       480,625,498         20,769,190          (17,565,740)         3,203,450
IDEX Janus Capital Appreciation                           159,571,360         10,972,184          (18,835,207)        (7,863,023)
IDEX Janus Flexible Income                                 96,480,685          1,527,278             (640,963)           886,315
IDEX Janus Global                                         855,539,373         51,785,585          (94,635,647)       (42,850,062)
IDEX Janus Growth                                       1,835,320,893         82,556,557         (181,515,637)       (98,959,080)
IDEX Janus Growth & Income                                 32,795,057          1,248,081           (1,736,780)          (488,699)
IDEX Jennison Equity Opportunity                           96,523,430          6,756,174           (4,610,906)         2,145,268
IDEX LKCM Strategic Total Return                           62,045,477          7,946,360           (4,804,373)         3,141,987
IDEX Moderate Asset Allocation                             10,969,417             18,446             (203,384)          (184,938)
IDEX Moderately Aggressive Asset Allocation                11,962,545             11,395             (248,374)          (236,979)
IDEX Munder Net50                                           2,223,872             82,834             (750,157)          (667,323)
IDEX PBHG Mid Cap Growth                                   63,947,117         10,097,853           (1,201,000)         8,896,853
IDEX PBHG Technology & Communications                      37,108,660          1,228,609           (7,678,035)        (6,449,426)
IDEX PIMCO Total Return                                    11,854,391             47,575              (24,895)            22,680
IDEX Salomon All Cap                                      451,032,295         21,644,515          (44,185,857)       (22,541,342)
IDEX Salomon Investors Value                               46,890,132          1,708,274           (2,898,967)        (1,190,693)
IDEX T. Rowe Price Health Sciences                          1,604,527             44,967              (92,660)           (47,693)
IDEX T. Rowe Price Small Cap                               27,932,004          4,154,679           (4,750,016)          (595,337)
IDEX T. Rowe Price Tax-Efficient Growth                    35,911,334          1,452,913           (2,913,853)        (1,460,940)
IDEX Transamerica Conservative High-Yield Bond            112,915,684          2,415,037          (10,735,525)        (8,320,488)
IDEX Transamerica Convertible Securities                    2,241,475             43,864              (28,100)            15,764
IDEX Transamerica Equity                                   12,411,199            766,386           (1,709,294)          (942,908)
IDEX Transamerica Growth Opportunities                     14,983,506          2,917,212           (1,242,170)         1,675,042
IDEX Transamerica Money Market                             83,983,810                -                    -                  -
IDEX Transamerica Value Balanced                           43,352,660          2,548,453           (4,634,050)        (2,085,597)

    Realized net capital gains available for distribution for the year or period ended October 31, 2001 were paid to shareholders in December 2001.

                                      213
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 5.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES (CONTINUED):

Distributions for the period ended April 30, 2002, were characterized as follows for tax purposes:

                                                              Ordinary      Long-term          Total
                            Fund                               Income     Capital Gains    Distributions
------------------------------------------------------------  --------    -------------    -------------
IDEX Aggressive Asset Allocation                              $   -          $   -            $   -
IDEX Alger Aggressive Growth                                      -              -                -
IDEX American Century Income & Growth                             -              -                -
IDEX American Century International                               -              -                -
IDEX Conservative Asset Allocation                                -              -                -
IDEX Federated Tax Exempt                                         542            -                542
IDEX Gabelli Global Growth                                        -              -                -
IDEX Goldman Sachs Growth                                         -              -                -
IDEX Great Companies - America(SM)                                -              -                -
IDEX Great Companies - Global(2)                                  -              -                -
IDEX Great Companies - Technology(SM)                             -              -                -
IDEX Isabelle Small Cap Value                                     -              -                -
IDEX Janus Balanced                                             2,679            -              2,679
IDEX Janus Capital Appreciation                                   -              -                -
IDEX Janus Flexible Income                                      2,608             12            2,620
IDEX Janus Global                                                 -              -                -
IDEX Janus Growth                                                 -              -                -
IDEX Janus Growth & Income                                        -              -                -
IDEX Jennison Equity Opportunity                                  -              -                -
IDEX LKCM Strategic Total Return                                  508             68              576
IDEX Moderate Asset Allocation                                    -              -                -
IDEX Moderately Aggressive Asset Allocation                       -              -                -
IDEX Munder Net50                                                 -              -                -
IDEX PBHG Mid Cap Growth                                          -              -                -
IDEX PBHG Technology & Communications                             -              -                -
IDEX PIMCO Total Return                                           -              -                -
IDEX Salomon All Cap                                            3,106            600            3,706
IDEX Salomon Investors Value                                      186            699              885
IDEX T. Rowe Price Health Sciences                                -              -                -
IDEX T. Rowe Price Small Cap                                      -              -                -
IDEX T. Rowe Price Tax Efficient Growth                            15            -                 15
IDEX Transamerica Conservative High-Yield Bond                  3,316            -              3,316
IDEX Transamerica Convertible Securities                          -              -                -
IDEX Transamerica Equity                                          -              -                -
IDEX Transamerica Money Market                                     31            -                 31
IDEX Transamerica Growth Opportunities                            -              -                -
IDEX Transamerica Value Balanced                                  515            820            1,335

The tax basis components of distributable earnings at April 30, 2002 were as follows:

                                                              Undistributed    Undistributed
                                                                Ordinary         Long-term
                            Fund                                 Income        Capital Gains
------------------------------------------------------------  -------------    -------------
IDEX Aggressive Asset Allocation                                 $   -            $   -
IDEX Alger Aggressive Growth                                         -                -
IDEX American Century Income & Growth                                -                -
IDEX American Century International                                  -                -
IDEX Conservative Asset Allocation                                   -                -
IDEX Federated Tax Exempt                                             41              -
IDEX Gabelli Global Growth                                           -                -
IDEX Goldman Sachs Growth                                            -                -
IDEX Great Companies - America(SM)                                   -                -
IDEX Great Companies - Global(2)                                     -                -
IDEX Great Companies - Technology(SM)                                -                -
IDEX Isabelle Small Cap Value                                         88              -

                                      214
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 5.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES (CONTINUED):


                                                              Undistributed    Undistributed
                                                                Ordinary         Long-term
                            Fund                                 Income        Capital Gains
------------------------------------------------------------  -------------    -------------
IDEX Janus Balanced                                              $   398          $   -
IDEX Janus Capital Appreciation                                      -                -
IDEX Janus Flexible Income                                            35              -
IDEX Janus Global                                                    -                -
IDEX Janus Growth                                                    -                -
IDEX Janus Growth & Income                                           -                -
IDEX Jennison Equity Opportunity                                     -                -
IDEX LKCM Strategic Total Return                                     106              -
IDEX Moderate Asset Allocation                                       -                -
IDEX Moderately Aggressive Asset Allocation                          -                -
IDEX Munder Net50                                                    -                -
IDEX Pilgrim Baxter Mid Cap Growth                                   -                -
IDEX Pilgrim Baxter Technology                                       -                -
IDEX Pimco Total Return                                               18              -
IDEX Salomon All Cap                                                 -              3,319
IDEX Salomon Investors Value                                         199            2,064
IDEX T. Rowe Price Health Sciences                                   -                -
IDEX T. Rowe Price Small Cap                                         -                -
IDEX T. Rowe Price Tax Efficient Growth                              -                -
IDEX Transamerica Conservative High-Yield Bond                       145              -
IDEX Transamerica Convertible Securities                              30              -
IDEX Transamerica Equity                                             -                -
IDEX Transamerica Money Market                                       -                -
IDEX Transamerica Growth Opportunities                               -                -
IDEX Transamerica Value Balanced                                      22              -

    As of October 31, 2001, the following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX Janus Capital Appreciation          $26,385,453   October 31, 2008
IDEX Janus Flexible Income                   188,609   October 31, 2002
                                             288,062   October 31, 2007
                                             530,936   October 31, 2008
IDEX T. Rowe Price Tax-Efficient Growth       32,171   October 31, 2007
                                             377,509   October 31, 2008
IDEX PBHG Mid Cap Growth                   2,310,608   October 31, 2008
IDEX PBHG Technology & Communications      4,981,994   October 31, 2008
IDEX Transamerica Equity                      71,461   October 31, 2008
IDEX Transamerica Growth Opportunities       203,423   October 31, 2008
IDEX Transamerica Conservative
  High-Yield Bond                          1,984,432   October 31, 2008
IDEX Federated Tax Exempt                  1,153,418   October 31, 2008
IDEX Transamerica Value Balanced             308,887   October 31, 2007
IDEX Salomon Investors Value                 166,812   October 31, 2007
                                              84,001   October 31, 2008

    These Funds will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.

                                      215
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Mutual Funds solicited a vote by the shareholders for:

At a special meeting of shareholders held on DECEMBER 14, 2001, the results of Proposals, were as follows:

IDEX TRANSAMERICA VALUE BALANCED

PROPOSAL 1:    Approval of a new Investment Advisory Agreement between IDEX
               Mutual Funds and Idex Management, Inc., with respect to the Fund.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         94.04%    1.20%               4.76%

PROPOSAL 2:    Approval of a new Sub-Advisory Agreement between Idex Management,
               Inc. and Transamerica Investment Management, LLC, on behalf of the Fund.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.24%    1.72%               5.04%

PROPOSAL 3:    Approval to adopt a Sub-Adviser Approval Policy with respect to the Fund.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.29%    2.03%               4.69%

PROPOSAL 4:    Re-election of the current Trustees of the IDEX Board of Trustees and election of two new Trustees to the Board.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Patrick S. Baird         98.63%    1.37%               0.00%
Peter R. Brown           98.63%    1.37%               0.00%
Daniel Calabria          98.63%    1.37%               0.00%
Janice B. Case           98.25%    1.75%               0.00%
Charles C. Harris        98.63%    1.37%               0.00%
John R. Kenney           98.63%    1.37%               0.00%
Russell A. Kimball, Jr.  98.25%    1.75%               0.00%
William W. Short, Jr.    98.61%    1.39%               0.00%
Jack E. Zimmerman        98.63%    1.37%               0.00%

PROPOSAL 5(A):  Approval to change fundamental investment restriction #8 concerning the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         91.63%    1.81%               6.57%

PROPOSAL 5(B):  Approval to change the description of fundamental investment restriction #1 concerning diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         91.65%    2.19%               6.57%

PROPOSAL 5(C):  Approval to change fundamental investment restriction #2 concerning industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         91.84%    2.35%               5.81%

                                      216
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

IDEX ALGER AGGRESSIVE GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.04%    3.96%               0.00%
Charles C. Harris        96.06%    3.94%               0.00%
John R. Kenney           96.04%    3.96%               0.00%
Patrick S. Baird         96.08%    3.92%               0.00%
Jack E. Zimmerman        96.04%    3.96%               0.00%
William W. Short, Jr.    96.06%    3.94%               0.00%
Daniel Calabria          96.07%    3.93%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.00%    4.00%               0.00%
Janice B. Case           95.96%    4.04%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.88%    2.21%              27.91%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.09%    2.32%              27.59%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.28%    2.01%              27.71%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Fred Alger Management, Inc. with respect to Alger Aggressive Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.84%    3.43%              27.73%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

                                      217
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX FEDERATED TAX EXEMPT

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           93.74%    6.26%               0.00%
Charles C. Harris        93.86%    6.14%               0.00%
John R. Kenney           93.67%    6.33%               0.00%
Patrick S. Baird         93.88%    6.12%               0.00%
Jack E. Zimmerman        93.86%    6.14%               0.00%
William W. Short, Jr.    93.79%    6.21%               0.00%
Daniel Calabria          93.88%    6.12%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  93.58%    6.42%               0.00%
Janice B. Case           93.69%    6.31%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         77.29%    5.34%              17.37%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         77.30%    5.20%              17.50%

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Federated Investment Management Company with respect to Federated Tax Exempt.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.42%    8.06%              15.52%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GABELLI GLOBAL GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.49%    4.51%               0.00%
Charles C. Harris        95.49%    4.51%               0.00%
John R. Kenney           95.49%    4.51%               0.00%
Patrick S. Baird         95.55%    4.45%               0.00%
Jack E. Zimmerman        95.54%    4.46%               0.00%
William W. Short, Jr.    95.49%    4.51%               0.00%
Daniel Calabria          95.48%    4.52%               0.00%

                                      218
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.34%    4.66%               0.00%
Janice B. Case           95.46%    4.54%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.32%    2.17%              29.51%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.54%    2.23%              29.23%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.28%    3.11%              29.61%

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Gabelli Asset Management Company with respect to Gabelli Global Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.50%    3.14%              29.36%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GOLDMAN SACHS GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.25%    3.75%               0.00%
Charles C. Harris        96.25%    3.75%               0.00%
John R. Kenney           96.25%    3.75%               0.00%
Patrick S. Baird         96.23%    3.77%               0.00%
Jack E. Zimmerman        96.25%    3.75%               0.00%
William W. Short, Jr.    96.25%    3.75%               0.00%
Daniel Calabria          96.25%    3.75%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.23%    3.77%               0.00%
Janice B. Case           96.23%    3.77%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.02%    1.78%              30.20%

                                      219
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.69%    1.37%              29.94%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.36%     .48%              30.16%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Goldman Sachs Asset Management with respect to Goldman Sachs Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.03%    2.90%              30.07%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GREAT COMPANIES-AMERICA(SM)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           97.43%    2.57%               0.00%
Charles C. Harris        97.45%    2.55%               0.00%
John R. Kenney           97.45%    2.55%               0.00%
Patrick S. Baird         97.45%    2.55%               0.00%
Jack E. Zimmerman        97.44%    2.56%               0.00%
William W. Short, Jr.    97.39%    2.61%               0.00%
Daniel Calabria          97.43%    2.57%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  97.39%    2.61%               0.00%
Janice B. Case           97.39%    2.61%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.69%    2.48%              26.83%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.
                          Not applicable to this fund.

                                      220
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to Great Companies-America.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.76%    2.47%              26.77%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GREAT COMPANIES-GLOBAL(2)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           98.23%    1.77%               0.00%
Charles C. Harris        98.23%    1.77%               0.00%
John R. Kenney           98.23%    1.77%               0.00%
Patrick S. Baird         98.23%    1.77%               0.00%
Jack E. Zimmerman        98.23%    1.77%               0.00%
William W. Short, Jr.    98.23%    1.77%               0.00%
Daniel Calabria          98.23%    1.77%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  98.23%    1.77%               0.00%
Janice B. Case           98.23%    1.77%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.60%    1.13%              27.27%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.60%    1.05%              25.35%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to Great Companies-Global(2)

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.37%    3.68%              25.95%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.
                          Not applicable to this fund.

                                      221
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX GREAT-COMPANIES-TECHNOLOGY(SM)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           97.46%    2.54%               0.00%
Charles C. Harris        97.46%    2.54%               0.00%
John R. Kenney           97.46%    2.54%               0.00%
Patrick S. Baird         97.46%    2.54%               0.00%
Jack E. Zimmerman        97.44%    2.56%               0.00%
William W. Short, Jr.    97.44%    2.56%               0.00%
Daniel Calabria          97.46%    2.54%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  97.43%    2.57%               0.00%
Janice B. Case           97.43%    2.57%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.28%    1.97%              25.75%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to IDEX Great Companies-Technology.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.66%    2.02%              25.32%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX ISABELLE SMALL CAP VALUE

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.88%    4.12%               0.00%
Charles C. Harris        95.88%    4.12%               0.00%
John R. Kenney           95.84%    4.16%               0.00%
Patrick S. Baird         95.84%    4.16%               0.00%
Jack E. Zimmerman        95.84%    4.16%               0.00%
William W. Short, Jr.    95.84%    4.16%               0.00%
Daniel Calabria          95.84%    4.16%               0.00%

                                      222
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.77%    4.23%               0.00%
Janice B. Case           95.77%    4.23%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.98%    0.97%              29.05%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.42%    3.85%              28.73%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.65%    3.57%              28.78%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Ironwood Capital Management, L.L.C. with respect to IDEX Isabelle Small Cap Value.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.09%    1.10%              28.81%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX JANUS BALANCED

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.76%    3.24%               0.00%
Charles C. Harris        96.76%    3.24%               0.00%
John R. Kenney           96.78%    3.22%               0.00%
Patrick S. Baird         96.73%    3.27%               0.00%
Jack E. Zimmerman        96.77%    3.23%               0.00%
William W. Short, Jr.    96.74%    3.26%               0.00%
Daniel Calabria          96.78%    3.22%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.68%    3.32%               0.00%
Janice B. Case           96.68%    3.32%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.95%    2.26%              27.79%

                                      223
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.11%    2.41%              27.48%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.21%    2.25%              27.54%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Corporation with respect to IDEX Janus Balanced.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.70%    2.89%              27.41%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.01%    2.17%               4.82%

IDEX JANUS CAPITAL APPRECIATION

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.69%    4.31%               0.00%
Charles C. Harris        95.71%    4.29%               0.00%
John R. Kenney           95.69%    4.31%               0.00%
Patrick S. Baird         95.71%    4.29%               0.00%
Jack E. Zimmerman        95.70%    4.30%               0.00%
William W. Short, Jr.    95.69%    4.31%               0.00%
Daniel Calabria          95.70%    4.30%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.67%    4.33%               0.00%
Janice B. Case           95.65%    4.35%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.66%    2.53%              28.81%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.26%    2.17%              28.57%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

                                      224
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.17%    2.25%              28.58%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Corporation with respect to IDEX Janus Capital Appreciation.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.12%    3.39%              28.49%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         92.88%    2.20%               4.92%

IDEX JANUS FLEXIBLE INCOME

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.88%    3.12%               0.00%
Charles C. Harris        96.91%    3.09%               0.00%
John R. Kenney           96.92%    3.08%               0.00%
Patrick S. Baird         96.73%    3.27%               0.00%
Jack E. Zimmerman        96.87%    3.13%               0.00%
William W. Short, Jr.    96.89%    3.11%               0.00%
Daniel Calabria          96.91%    3.09%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.79%    3.21%               0.00%
Janice B. Case           96.69%    3.31%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.44%    3.29%              27.27%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.03%    3.36%              26.61%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.26%    3.04%              26.70%

                                      225
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Corporation with respect to IDEX Janus Flexible Income.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.42%    4.03%              26.55%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         92.43%    3.26%               4.31%

IDEX JANUS GLOBAL

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.71%    3.29%               0.00%
Charles C. Harris        96.75%    3.25%               0.00%
John R. Kenney           96.68%    3.32%               0.00%
Patrick S. Baird         96.73%    3.27%               0.00%
Jack E. Zimmerman        96.74%    3.26%               0.00%
William W. Short, Jr.    96.74%    3.26%               0.00%
Daniel Calabria          96.77%    3.23%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.72%    3.28%               0.00%
Janice B. Case           96.72%    3.28%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.88%    2.78%              27.34%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.36%    2.47%              27.17%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.36%    2.47%              27.17%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Corporation with respect to IDEX Janus Global.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.42%    3.36%              27.22%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.42%    2.38%               4.20%

                                      226
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX JANUS GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.14%    3.86%               0.00%
Charles C. Harris        96.18%    3.82%               0.00%
John R. Kenney           96.09%    3.91%               0.00%
Patrick S. Baird         96.15%    3.85%               0.00%
Jack E. Zimmerman        96.15%    3.85%               0.00%
William W. Short, Jr.    96.16%    3.84%               0.00%
Daniel Calabria          96.17%    3.83%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.06%    3.94%               0.00%
Janice B. Case           96.08%    3.92%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.46%    2.76%              25.78%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.11%    2.52%              25.37%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.91%    2.57%              25.52%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Corporation with respect to IDEX Janus Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.60%    3.99%              25.41%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         92.85%    2.46%               4.69%

                                      227
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX JANUS GROWTH & INCOME

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.80%    4.20%               0.00%
Charles C. Harris        95.77%    4.23%               0.00%
John R. Kenney           95.75%    4.25%               0.00%
Patrick S. Baird         95.80%    4.20%               0.00%
Jack E. Zimmerman        95.80%    4.20%               0.00%
William W. Short, Jr.    95.80%    4.20%               0.00%
Daniel Calabria          95.77%    4.23%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.42%    4.58%               0.00%
Janice B. Case           95.79%    4.21%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.59%    2.30%              30.11%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Corporation with respect to IDEX Janus Growth & Income.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.35%    2.12%              29.53%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.62%    1.01%               5.37%

IDEX JENNISON EQUITY OPPORTUNITY

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.78%    3.22%               0.00%
Charles C. Harris        96.78%    3.22%               0.00%
John R. Kenney           96.78%    3.22%               0.00%
Patrick S. Baird         96.78%    3.22%               0.00%
Jack E. Zimmerman        96.78%    3.22%               0.00%
William W. Short, Jr.    96.78%    3.22%               0.00%
Daniel Calabria          96.78%    3.22%               0.00%

                                      228
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.74%    3.26%               0.00%
Janice B. Case           96.74%    3.26%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.44%    1.51%              31.05%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.98%    1.32%              30.70%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Jennison Associates L.L.C. with respect to IDEX Jennison Equity Opportunity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.01%    2.26%              30.73%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX LKCM STRATEGIC TOTAL RETURN

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.96%    4.04%               0.00%
Charles C. Harris        95.95%    4.05%               0.00%
John R. Kenney           95.99%    4.01%               0.00%
Patrick S. Baird         96.02%    3.98%               0.00%
Jack E. Zimmerman        95.94%    4.06%               0.00%
William W. Short, Jr.    95.96%    4.04%               0.00%
Daniel Calabria          95.88%    4.12%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.01%    3.99%               0.00%
Janice B. Case           95.89%    4.11%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.03%    3.06%              22.91%

                                      229
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.98%    2.36%              22.66%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.06%    2.29%              22.65%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Luther King Capital Management Corporation with respect to IDEX LKCM Strategic Total Return.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.70%    3.54%              22.76%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX PBHG MID CAP GROWTH (FORMERLY IDEX PILGRIM BAXTER MID CAP GROWTH)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.01%    4.99%               0.00%
Charles C. Harris        95.07%    4.93%               0.00%
John R. Kenney           95.10%    4.90%               0.00%
Patrick S. Baird         95.12%    4.88%               0.00%
Jack E. Zimmerman        95.12%    4.88%               0.00%
William W. Short, Jr.    95.10%    4.90%               0.00%
Daniel Calabria          95.14%    4.86%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.04%    4.96%               0.00%
Janice B. Case           95.14%    4.86%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.19%    2.72%              29.09%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.70%    2.47%              28.83%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

                                      230
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.71%    2.36%              28.93%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Pilgrim Baxter & Associates, Ltd. with respect to IDEX PBHG Mid Cap Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.80%    3.39%              28.81%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX SALOMON ALL CAP

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.99%    4.01%               0.00%
Charles C. Harris        96.01%    3.99%               0.00%
John R. Kenney           96.03%    3.97%               0.00%
Patrick S. Baird         96.05%    3.95%               0.00%
Jack E. Zimmerman        95.98%    4.02%               0.00%
William W. Short, Jr.    96.02%    3.98%               0.00%
Daniel Calabria          96.00%    4.00%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.00%    4.00%               0.00%
Janice B. Case           96.02%    3.98%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.32%    2.45%              28.23%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.55%    2.28%              28.17%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Salomon Brothers Asset Management, Inc with respect to IDEX Salomon All Cap.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.81%    3.18%              28.01%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.
                          Not applicable to this fund.

                                      231
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX T. ROWE SMALL CAP

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.00%    5.00%               0.00%
Charles C. Harris        94.99%    5.01%               0.00%
John R. Kenney           94.85%    5.15%               0.00%
Patrick S. Baird         95.01%    4.99%               0.00%
Jack E. Zimmerman        95.00%    5.00%               0.00%
William W. Short, Jr.    95.01%    4.99%               0.00%
Daniel Calabria          95.01%    4.99%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.05%    4.95%               0.00%
Janice B. Case           95.04%    4.96%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.98%    2.25%              23.77%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.51%    2.29%              23.20%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.73%    2.21%              23.06%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and T. Rowe Price Associates, Inc. with respect to IDEX
         T. Rowe Price Small Cap.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.56%    3.35%              23.09%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

                                      232
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH ( FORMERLY IDEX T. ROWE PRICE DIVIDEND GROWTH)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.56%    4.44%               0.00%
Charles C. Harris        95.56%    4.44%               0.00%
John R. Kenney           95.56%    4.44%               0.00%
Patrick S. Baird         95.54%    4.46%               0.00%
Jack E. Zimmerman        95.56%    4.44%               0.00%
William W. Short, Jr.    95.54%    4.46%               0.00%
Daniel Calabria          95.56%    4.44%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.56%    4.44%               0.00%
Janice B. Case           95.54%    4.46%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.64%    2.88%              27.48%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.91%    2.80%              27.29%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and T. Rowe Price Associates, Inc. with respect to IDEX
         T. Rowe Price Tax-Efficient Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.56%    3.26%              27.18%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND (FORMERLY IDEX AEGON INCOME PLUS)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.95%    3.05%               0.00%
Charles C. Harris        96.96%    3.04%               0.00%
John R. Kenney           96.88%    3.12%               0.00%
Patrick S. Baird         96.86%    3.14%               0.00%
Jack E. Zimmerman        96.92%    3.08%               0.00%
William W. Short, Jr.    96.93%    3.07%               0.00%
Daniel Calabria          96.99%    3.01%               0.00%

                                      233
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.62%    3.38%               0.00%
Janice B. Case           96.78%    3.22%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.86%    2.80%              25.34%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.56%    3.09%              25.35%

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.79%    3.14%              25.07%

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.25%    2.59%              25.16%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and AEGON USA Investment Management LLC with respect to IDEX Transamerica Conservative High-Yield Bond.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.61%    3.67%              24.72%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX TRANSAMERICA EQUITY

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.59%    4.41%               0.00%
Charles C. Harris        95.59%    4.41%               0.00%
John R. Kenney           95.59%    4.41%               0.00%
Patrick S. Baird         95.59%    4.41%               0.00%
Jack E. Zimmerman        95.59%    4.41%               0.00%
William W. Short, Jr.    95.59%    4.41%               0.00%
Daniel Calabria          95.59%    4.41%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.59%    4.41%               0.00%
Janice B. Case           95.59%    4.41%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.29%    1.42%              27.29%

                                      234
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 2B:            Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.32%    1.48%              27.20%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Transamerica Investment Management, LLC with respect to IDEX T. Rowe Price Tax-Efficient Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.78%    0.96%              27.26%

PROPOSAL 4:             Not applicable to this fund.

IDEX SALOMON INVESTORS VALUE (FORMERLY IDEX NWQ VALUE EQUITY)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and Salomon Brothers Asset Management, Inc. with respect to IDEX Salomon Investors Value.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.38%    1.80%               4.82%

PROPOSAL 2:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.27%    2.17%              28.56%

PROPOSAL 3:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           99.24%    3.77%               0.00%
Charles C. Harris        96.28%    3.72%               0.00%
John R. Kenney           96.26%    3.74%               0.00%
Patrick S. Baird         96.28%    3.72%               0.00%
Jack E. Zimmerman        96.27%    3.73%               0.00%
William W. Short, Jr.    96.28%    3.72%               0.00%
Daniel Calabria          96.26%    3.74%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.96%    4.04%               0.00%
Janice B. Case           96.04%    3.96%               0.00%

PROPOSAL 4A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.92%    1.91%              29.17%

PROPOSAL 4B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.69%    1.80%              29.51%

                                      235
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 4C:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.36%    2.20%              29.44%

IDEX GE U.S. EQUITY

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of a new Investment Advisory Agreement between IDEX Management, Inc. and IDEX Mutual Funds with respect to IDEX GE U.S. Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.61%    1.08%              30.31%

PROPOSAL 2:
         Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and American Century Investment Management, Inc. with respect to IDEX GE U.S. Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.27%    1.31%              30.43%

PROPOSAL 3:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.18%    1.57%              36.25%

PROPOSAL 4:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.61%    4.39%               0.00%
Charles C. Harris        95.54%    4.46%               0.00%
John R. Kenney           95.56%    4.44%               0.00%
Patrick S. Baird         95.63%    4.37%               0.00%
Jack E. Zimmerman        95.63%    4.37%               0.00%
William W. Short, Jr.    95.63%    4.37%               0.00%
Daniel Calabria          95.63%    4.37%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.53%    4.47%               0.00%
Janice B. Case           95.59%    4.41%               0.00%

PROPOSAL 5A:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.76%    1.66%              30.59%

PROPOSAL 5B:
         Approval of the change in the fundamental investment restriction relating to physical commodities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.20%    1.67%              30.12%

PROPOSAL 5C:
         Approval of the change in the fundamental investment restriction relating to lending.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.91%    1.75%              30.34%

PROPOSAL 5D:
         Approval of the change in the fundamental investment restriction relating to real estate securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.63%    1.93%              30.44%

                                      236
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

PROPOSAL 5E:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.71%    1.79%              30.50%

PROPOSAL 5F:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.42%    1.45%              30.14%

PROPOSAL 5G:
         Approval of the change in the fundamental investment restriction relating to the borrowing.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.98%    1.71%              30.31%

PROPOSAL 5H:
         Approval of the change in the fundamental investment restriction relating to underwriting.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.00%    1.89%              30.11%

PROPOSAL 5I:
         Approval of the change in the fundamental investment restriction relating to short sales.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.96%    1.70%              30.33%

PROPOSAL 5J:
         Approval of the change in the fundamental investment restriction relating to purchasing on margin.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.20%    2.06%              30.74%

PROPOSAL 5K:
         Approval of the change in the fundamental investment restriction relating to exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.01%    1.79%              30.20%

IDEX MUNDER NET50

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         77.41%    2.59%              20.00%

PROPOSAL 2:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           99.05%    0.95%               0.00%
Charles C. Harris        99.21%    0.79%               0.00%
John R. Kenney           99.21%    0.79%               0.00%
Patrick S. Baird         99.05%    0.95%               0.00%
Jack E. Zimmerman        99.21%    0.79%               0.00%
William W. Short, Jr.    99.21%    0.79%               0.00%
Daniel Calabria          99.21%    0.79%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  99.21%    0.79%               0.00%
Janice B. Case           99.21%    0.79%               0.00%

PROPOSAL 3:
         Approval of the change in the fundamental investment restriction relating to senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.35%    2.36%              23.29%

                                      237
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX PBHG TECHNOLOGY & COMMUNICATIONS (FORMERLY IDEX PILGRIM BAXTER TECHNOLOGY)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.08%    2.89%              25.03%

PROPOSAL 2:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           93.64%    6.36%               0.00%
Charles C. Harris        93.64%    6.36%               0.00%
John R. Kenney           93.67%    6.33%               0.00%
Patrick S. Baird         93.67%    6.33%               0.00%
Jack E. Zimmerman        93.56%    6.44%               0.00%
William W. Short, Jr.    93.68%    6.32%               0.00%
Daniel Calabria          93.67%    6.33%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  93.20%    6.80%               0.00%
Janice B. Case           93.20%    6.80%               0.00%

PROPOSAL 3:
         Approval of the change in the fundamental investment restriction relating to senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.49%    4.03%              25.48%

IDEX TRANSAMERICA GROWTH OPPORTUNITIES (FORMERLY IDEX TRANSAMERICA SMALL
COMPANY)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.05%    2.50%              29.45%

PROPOSAL 2:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.18%    3.82%               0.00%
Charles C. Harris        96.28%    3.72%               0.00%
John R. Kenney           96.27%    3.73%               0.00%
Patrick S. Baird         96.28%    3.72%               0.00%
Jack E. Zimmerman        96.19%    3.81%               0.00%
William W. Short, Jr.    96.18%    3.82%               0.00%
Daniel Calabria          96.28%    3.72%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.19%    3.81%               0.00%
Janice B. Case           96.22%    3.78%               0.00%

PROPOSAL 3:
         Approval of the change in the fundamental investment restriction relating to senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.25%    2.76%              29.99%

                                      238
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX INTERNATIONAL EQUITY

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of a new Investment Advisory Agreement between IDEX Management, Inc. and IDEX Mutual Funds with respect to IDEX International Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.85%    1.58%              21.57%

PROPOSAL 2:
         Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and American Century Investment Management, Inc. with respect to IDEX International Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.73%    2.49%              21.78%

PROPOSAL 3:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.75%    1.45%              21.80%

PROPOSAL 4:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.92%    3.08%               0.00%
Charles C. Harris        96.98%    3.02%               0.00%
John R. Kenney           96.92%    3.08%               0.00%
Patrick S. Baird         96.98%    3.02%               0.00%
Jack E. Zimmerman        96.98%    3.02%               0.00%
William W. Short, Jr.    96.87%    3.13%               0.00%
Daniel Calabria          96.92%    3.08%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.74%    3.26%               0.00%
Janice B. Case           96.85%    3.15%               0.00%

PROPOSAL 5A:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.59%    1.79%              21.62%

PROPOSAL 5B:
         Approval of the change in the fundamental investment restriction relating to physical commodities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.19%    3.24%              21.57%

PROPOSAL 5C:
         Approval of the change in the fundamental investment restriction relating to lending.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.72%    3.74%              21.54%

PROPOSAL 5D:
         Approval of the change in the fundamental investment restriction relating to real estate securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.33%    3.02%              21.65%

PROPOSAL 5E:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.76%    1.58%              21.66%

                                      239
                                                               IDEX MUTUAL FUNDS
                                                         SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

IDEX AMERICAN CENTURY INTERNATIONAL

At a special meeting of shareholders held on FEBRUARY 22, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1:
         Approval of an Agreement and Plan of Reorganization transferring all of the assets, subject to liabilities, of IDEX American Century International to IDEX International Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         90.60%    0.43%               8.97%

IDEX AMERICAN CENTURY INCOME & GROWTH

At a special meeting of shareholders held on FEBRUARY 22, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1:
         Approval of an Agreement and Plan of Reorganization transferring all of the assets, subject to liabilities, of IDEX American Century Income & Growth to IDEX GE U.S. Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         89.70%    1.97%               8.33%

                                      240
IDEX MUTUAL FUNDS
SEMI-ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                                    TRUSTEES
PETER R. BROWN
Vice Chairman of the Board
Treasure Island, Florida
Former Chairman of the Board,
Peter Brown Construction Company

DANIEL CALABRIA
South Pasadena, Florida
Former President and Chief Executive
Officer, Templeton Funds Management, Inc.

JANICE B. CASE
Clearwater, Florida
Former Senior Vice President,
Florida Power Corporation

JAMES L. CHURCHILL, TRUSTEE EMERITUS
Bluffington, South Carolina
Former President of the Avionics
Group of Rockwell International Corporation

CHARLES C. HARRIS
Clearwater, Florida
Former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

LEO J. HILL
Gainesville, Florida
Owner, Prestige Lincoln-Mercury and
Former President and Chief Executive
Officer, Barnett Bank of the Treasure Coast

JOHN R. KENNEY
Chairman of the Board
St. Petersburg, Florida
Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio

RUSSELL A. KIMBALL, JR.
Clearwater, Florida
General Manager, Sheraton Sand Key Resort

LARRY N. NORMAN
Cedar Rapids, Iowa
Executive Vice President,
Chief Operating Officer of AEGON USA

WILLIAM W. SHORT, JR.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

JACK E. ZIMMERMAN
Dayton, Ohio
Former Director, Regional Marketing,
Martin Marietta Corporation

                                CORPORATE ADDRESS

570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

                                    CUSTODIAN

STATE STREET BANK AND TRUST COMPANY

                             INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
101 E. Kennedy Blvd., Suite 1500
Tampa, Florida 33602-9919

                                    OFFICERS

BRIAN C. SCOTT
President and Chief Executive Officer

THOMAS R. MORIARTY
Executive Vice President, Treasurer and
Principal Financial Officer

JOHN K. CARTER
Vice President,
Secretary and General Counsel

WILLIAM T. DAVIS
Vice President,
Investment Manager Oversight and Relations

CHRISTOPHER G. ROETZER
Vice President, Assistant Treasurer and
Principal Accounting Officer

GAYLE A. MORDEN
Assistant Vice President and
Assistant Secretary

TERESA PEPLOWSKI
Assistant Secretary

                               INVESTMENT ADVISER

AEGON/TRANSAMERICA FUND ADVISERS, INC.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

                                    SEND YOUR
                               CORRESPONDENCE TO:

IDEX INVESTOR SERVICES, INC.
P.O. Box 9015
Clearwater, Florida  33758-9015

                                CUSTOMER SERVICE

(888) 233-IDEX (4339) toll free call
Hours: 8 a.m. to 8 p.m. Monday - Friday,
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AFSG SECURITIES CORPORATION
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                                  SUB-ADVISERS

AEGON USA INVESTMENT MANAGEMENT, LLC
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
American Century Tower
4500 Main Street
Kansas City, Missouri 64111

FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investment Tower
Pittsburgh, Pennsylvania 15222-3779

FRED ALGER MANAGEMENT, INC.
30 Montgomery Street
Jersey City, New Jersey 07302

GABELLI ASSET MANAGEMENT COMPANY
One Corporate Center
Rye, New York 10580-1434

GOLDMAN SACHS ASSET MANAGEMENT
32 Old Slip
New York, New York 10005-3500

GREAT COMPANIES, L.L.C.
635 Court Street, Suite 100
Clearwater, Florida 33756-5512

IRONWOOD CAPITAL MANAGEMENT LLC
21 Custom House Street
Boston, Massachusetts 02110

JANUS CAPITAL MANAGEMENT LLC
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

JENNISON ASSOCIATES, LLC
466 Lexington Avenue
New York, New York 10017

LUTHER KING CAPITAL MANAGEMENT CORPORATION
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

MUNDER CAPITAL MANAGEMENT
480 Pierce Street, Suite 300
Birmingham, Michigan 48009

PACIFIC INVESTMENT MANAGEMENT COMPANY
840 Newport Center Drive
Newport Beach, California 92660

PILGRIM BAXTER & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, Pennsylvania 19087-5593

SALOMON BROTHERS ASSET MANAGEMENT INC
388 Greenwich Street
New York, New York 10013

T. ROWE PRICE ASSOCIATES, INC.
100 East Pratt Street
Baltimore, Maryland 21202-1090

TRANSAMERICA INVESTMENT MANAGEMENT, LLC
1150 South Olive Street, Suite 2700
Los Angeles, California 90015

                 P.O. Box 9015 -- Clearwater, FL -- 33758-9015
                     Customer Service 1-888-233-IDEX (4339)
                                www.idexfunds.com
                    Distributor: AFSG Securities Corporation

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